As filed with the Securities and Exchange Commission on August 18, 1998


                        Securities Act File No. 333-23017
                    Investment Company Act File No. 811-08085

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933


                         Post-Effective Amendment No. 4


                                       and

         Registration Statement Under The Investment Company Act of 1940


                                 Amendment No. 7


                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 628-6039
              (Registrant's Telephone Number, Including Area Code)

                         ERIC C. FREED, ESQ., SECRETARY
                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                 One Corporate Drive, Shelton, Connecticut 06484
                     (Name and Address of Agent for Service)

                                   Copies to:

                             ROBERT K. FULTON, ESQ.
                                WERNER & KENNEDY
               1633 Broadway, 46th Floor, New York, New York 10019

 It is proposed that this filing will become effective (check appropriate space)


            _____ immediately upon filing pursuant to paragraph (b).
            [X] on August 19, 1998 pursuant to paragraph (b) of rule 485.
            _____ 60 days after filing pursuant to paragraph (a)(1).
            _____ on _______ pursuant to paragraph (a)(1).
            _____ 75 days after filing pursuant to paragraph (a)(2).
            _____ on _______ pursuant to paragraph (a)(2) of rule 485.
            _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


      Shares of the Various Classes of American Skandia Advisor Funds, Inc.
                     (Title of Securities Being Registered)

              This Registration Statement has also been executed by American Skandia Master Trust.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.


      Post-Effective Amendment No. 4 to Registration Statement on Form N-1A


                              CROSS REFERENCE SHEET


Form N-1A Item Number:                               Part A Prospectus Caption:

     1.                                              Cover Page
     2.                                              Expense Information
     3.   (a)                                        Financial Highlights
         (b)                                         *
         (c)(d)                                      Performance of the Funds
     4.                                              Organization and Capitalization of the Company;
                                                          Investment Programs of the Funds; Certain
                                                          Risk Factors and Investment Methods
     5.  (a)(b)(c)(d)(f)                             Management of the Funds
         (e)                                         Other Information
         (g)                                         Portfolio Transactions
     5A.                                             *
     6.  (a)(b)(c)(d)                                Organization and Capitalization of the Company
         (e)                                         Other Information
         (f)(g)                                      Dividends, Capital Gains and Taxes
         (h)                                         How to Buy Shares; Special Information on the
                                                          "Master/Feeder" Fund Structure
     7.  (a)                                         Other Information
         (b)                                         Determination of Net Asset Value; How to Buy
                                                           Shares
         (c)                                         Special Investment Programs and Privileges
         (d)(e)(f)(g)                                How to Buy Shares
     8.  (a)(b)(d)                                   How to Redeem Shares
         (c)                                         Shareholder Account Rules and Policies
     9.                                              *


                                                     Part B Statement of Additional Information Caption:

     10.                                             Cover Page
     11.                                             Cover Page
     12.                                             General Information
     13. (a)(c)                                      Investment Programs of the Funds
         (b)                                         Fundamental Investment Restrictions
         (d)                                         Portfolio Transactions
     14.                                             Management of the Company
     15. (a)(b)                                      Capital Stock of the Company & Principal Holders
                                                          of Securities
         (c)                                         Management of the Company
     16. (a)(b)                                      See Prospectus; Investment Advisory &
                                                          Administration Services; Management of the
                                                          Company
         (c)(e)(g)(i)                                *
         (d)                                         Investment Advisory & Administration Services
         (f)                                         See Prospectus; Distribution Arrangements
         (h)                                         Other Information
     17. (a)(b)(c)                                   Portfolio Transactions
         (d)(e)                                      *
     18. (a)                                         Capital Stock of the Company & Principal Holders
                                                          of Securities
         (b)                                         *
     19. (a)(c)                                      Additional Information on the Purchase and
                                                          Redemption of Shares
         (b)                                         Determination of Net Asset Value
     20.                                             Additional Tax Considerations
     21.                                             Distribution Arrangements
     22.                                             Additional Performance Information
     23.                                             Financial Statements


Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


* Not Applicable

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                               P R O S P E C T U S
                  Class A, Class B, Class C and Class X Shares


                                 August 19, 1998
                        ---------------------------------
              ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                  ASAF T. ROWE PRICE INTERNATIONAL EQUITY FUND
                         ASAF JANUS OVERSEAS GROWTH FUND
                     ASAF FOUNDERS SMALL CAPITALIZATION FUND
                   ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                    ASAF NEUBERGER&BERMAN MID-CAP GROWTH FUND
                    ASAF NEUBERGER&BERMAN MID-CAP VALUE FUND
                   ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND
                        ASAF MARSICO CAPITAL GROWTH FUND
                         ASAF JANUS CAPITAL GROWTH FUND
                     ASAF LORD ABBETT GROWTH AND INCOME FUND
                         ASAF INVESCO EQUITY INCOME FUND
                  ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                       ASAF FEDERATED HIGH YIELD BOND FUND
                           ASAF TOTAL RETURN BOND FUND
                           ASAF JPM MONEY MARKET FUND
    ------------------------------------------------------------------------


This Prospectus explains the basic information you should know before investing in the above funds. Five of the funds seek their respective investment objectives by investing all of their investable assets in a corresponding portfolio of American Skandia Master Trust which has an investment objective identical to that of the investing fund. The investment experience of each of these funds directly corresponds with the investment experience of its corresponding portfolio. Please read this Prospectus carefully and keep it for future reference. Additional information about the funds has been filed with the Securities and Exchange Commission (the "Commission") in a Statement of Additional Information ("SAI"), dated August 19, 1998, which is incorporated by reference into this Prospectus. To obtain a copy of the SAI without charge, call 1-800-SKANDIA or write to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012. The Commission maintains a Web site (http:/ /www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding American Skandia Advisor Funds, Inc. and American Skandia Master Trust.

An investment in the ASAF JPM Money Market Fund is neither insured nor guaranteed by the U.S. Government. While the ASAF JPM Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the fund will be able to achieve this goal.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any bank or other depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company comprised of sixteen diversified investment portfolios (each a "Fund" and together the "Funds"). Five of the Funds -- ASAF
T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund (each a "Feeder Fund" and together the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio (each a "Portfolio" and together the "Portfolios") of American Skandia Master Trust (the "Trust"), an open-end management investment company comprised of five diversified investment portfolios. Each Portfolio invests in securities in accordance with an investment objective, investment policies and limitations identical to those of its corresponding Feeder Fund. This "master/feeder" fund structure differs from that of the other Funds of the Company and many other investment companies which directly invest and manage their own portfolio of securities. Those Funds of the Company which currently are not organized under a "master/feeder" fund structure (the "Non-Feeder Funds") retain the right to invest all of their investable assets in a corresponding Portfolio of the Trust in the future. For additional information regarding the "master/feeder" fund structure, see this Prospectus under "Special Information on the 'Master/Feeder' Fund Structure."

             American Skandia Investment Services, Incorporated ("ASISI" or the "Investment Manager") acts as the investment manager for both the Non-Feeder Funds and the Portfolios. Currently, ASISI engages a sub-advisor ("Sub-advisor") for the investment management of each Non-Feeder Fund and Portfolio. The following table highlights certain features of each Fund (and corresponding Portfolio, where applicable):

Fund/Portfolio:        Sub-Advisor:              Investment Goal:               Investment Style:

Int'l Small            Founders Asset            Capital growth                 Invests primarily in securities of foreign
Capitalization         Management LLC                                           companies with market capitalizations or
                                                                                annual revenues of $1 billion or less.

Int'l Equity           Rowe Price-Fleming        Total return on assets         Invests primarily in common stocks of
                       International, Inc.       from long-term growth of       established foreign companies which have
                                                 capital and income             the potential for growth of capital or
                                                                                income or both.

Overseas Growth        Janus Capital              Capital growth                Invests  primarily in common stocks of
                       Corporation                                              companies  located  outside the United States.

Small Capitalization   Founders Asset            Capital growth                 Invests primarily in common stocks of U.S.
                       Management LLC                                           companies with market capitalizations or
                                                                                annual revenues of $1.5 billion or less.

Small Company Value    T. Rowe Price             Long-term capital growth       Invests primarily in common stocks of U.S.
                       Associates, Inc.                                         companies with market capitalizations of $1
                                                                                billion or less that appear to be
                                                                                undervalued.

Mid-Cap Growth         Neuberger&Berman          Capital growth                 Invests primarily in common  stocks of
                       Management                                               companies  with  market capitalization
                       Incorporated                                             between $300 million and $10 billion.

Mid-Cap Value          Neuberger&Berman          Capital growth                 Invests primarily in common stocks of
                       Management                                               medium to large capitalization established
                       Incorporated                                             companies, using a value-oriented
                                                                                investment approach.

Value + Growth         Robertson, Stephens &     Capital growth                 Invests primarily in growth companies
                       Company Investment                                       believed to have favorable relationships
                       Management, L.P.                                         between price/earnings ratios and growth
                                                                                rates.

Marsico Capital        Marsico Capital           Capital growth                 Invests primarily in common stocks, with
Growth                 Management, LLC                                          the majority of the fund's assets in the
                                                                                common stocks of larger companies.

Janus Capital Growth   Janus Capital             Capital growth                 Invests primarily in common stocks.
                       Corporation

Growth and Income      Lord, Abbett & Co.        Long term capital growth       Invests primarily in securities which are
                                                 and income                     selling at reasonable prices in relation to
                                                                                value.

Equity Income          INVESCO Funds Group,      High current income and,       Invests in securities which will provide a
                       Inc.                      secondarily, capital growth    relatively high yield and stable return and
                                                                                which, over a period of years, may also
                                                                                provide capital appreciation.

Strategic Balanced     American Century          Capital growth and current     Invests in common stocks that are
                       Investment                income                         considered to have better-than-average
                       Management, Inc.                                         prospects for appreciation and the
                                                                                remainder in bonds and other fixed income
                                                                                securities.

High Yield Bond        Federated Investment      High current income            Invests primarily in lower-rated fixed
                       Counseling                                               income securities.

Total Return Bond      Pacific Investment        Maximize total return,         Invests in fixed-income securities of
                       Management Company        consistent with                varying maturities with an expected average
                                                 preservation of capital        portfolio duration from three to six years.

Money Market           J.P. Morgan               Maximize current income        Maintains a dollar-weighted average
                       Investment Management     and maintain high levels       portfolio maturity of not more than 90 days
                       Inc.                      of liquidity                   and invests in high quality U.S.
                                                                                dollar-denominated money market instruments.


                          T A B L E    O F    C O N T E N T S


EXPENSE INFORMATION.......................................................................................................6

         Shareholder Transaction Expenses.................................................................................6
         Annual Fund Operating Expenses...................................................................................6
         Expense Examples.................................................................................................8

FINANCIAL HIGHLIGHTS.....................................................................................................10

INVESTMENT PROGRAMS OF THE FUNDS.........................................................................................16

         ASAF Founders International Small Capitalization Fund...........................................................16
         ASAF T. Rowe Price International Equity Fund....................................................................20
         ASAF Janus Overseas Growth Fund.................................................................................22
         ASAF Founders Small Capitalization Fund.........................................................................24
         ASAF T. Rowe Price Small Company Value Fund.....................................................................28
         ASAF Neuberger&Berman Mid-Cap Growth Fund.......................................................................31
         ASAF Neuberger&Berman Mid-Cap Value Fund........................................................................35
         ASAF Robertson Stephens Value + Growth Fund.....................................................................39
         ASAF Marsico Capital Growth Fund................................................................................41
         ASAF Janus Capital Growth Fund..................................................................................43
         ASAF Lord Abbett Growth and Income Fund.........................................................................45
         ASAF INVESCO Equity Income Fund.................................................................................46
         ASAF American Century Strategic Balanced Fund...................................................................47
         ASAF Federated High Yield Bond Fund.............................................................................51
         ASAF Total Return Bond Fund.....................................................................................54
         ASAF JPM Money Market Fund......................................................................................60

CERTAIN RISK FACTORS AND INVESTMENT METHODS..............................................................................62

PERFORMANCE OF THE FUNDS.................................................................................................68

HOW TO BUY SHARES........................................................................................................69

SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES...............................................................................76

HOW TO REDEEM SHARES.....................................................................................................77

HOW TO EXCHANGE SHARES...................................................................................................79

DETERMINATION OF NET ASSET VALUE.........................................................................................80

SHAREHOLDER ACCOUNT RULES AND POLICIES...................................................................................80

ORGANIZATION AND CAPITALIZATION OF THE COMPANY...........................................................................81

SPECIAL INFORMATION ON THE "MASTER/FEEDER" FUND STRUCTURE................................................................82

MANAGEMENT OF THE FUNDS..................................................................................................83

         The Directors, Trustees and Officers............................................................................83
         The Investment Manager..........................................................................................83
         The Sub-Advisors................................................................................................84
         Fees and Expenses...............................................................................................87
         The Administrator...............................................................................................90

PORTFOLIO TRANSACTIONS...................................................................................................91
DIVIDENDS, CAPITAL GAINS AND TAXES.......................................................................................92
OTHER INFORMATION........................................................................................................94

                  This page has been intentionally left blank.

                               EXPENSE INFORMATION

     The maximum transaction costs and anticipated aggregate operating expenses associated with investing in Class A, Class B, Class C or Class X shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES:

                                            High Yield Bond & Total Return Bond                   All Other Funds:
                                                           Funds:                          (other than Class A shares of
                                                                                               Money Market Fund(1))
                                            Class A      Class B & X     Class C         Class A     Class B & X    Class C
Maximum Sales Charge on Purchases
(as % of offering price)                      4.25%         None           None            5.00%         None         None
Maximum Contingent Deferred Sales
Charge
(as % of lower of original purchase           None(2)       6.00%(3)       1.00%(3)        None(2)
price or redemption proceeds)                                                                        6.00%(3)     1.00%(3)
Redemption Fees                               None(4)       None(4)        None(4)         None(4)       None(4)      None(4)
Exchange Fees                                 None          None           None            None          None         None

ANNUAL FUND OPERATING EXPENSES (as % of average net assets):
                                                                                                      Total  Expenses
                           Management        Fee    12b-1  Distribution      Other Expenses           (after any
ASAF Fund:                 (after     any    fee    Fees(5)                  (after any               reimbursement)(6)
                           waivers)                                          reimbursement)(6)
---------------------------------------------------------------------------------------------------------------------------

Int'l Small
Capitalization
     Class A                      1.10                     0.50                     0.50                     2.10
     Class B, C & X               1.10                     1.00                     0.50                     2.60
International Equity
     Class A                      1.00                     0.50                     0.60                     2.10
     Class B, C & X               1.00                     1.00                     0.60                     2.60
Overseas Growth
     Class A                      1.00                     0.50                     0.60                     2.10
     Class B, C & X               1.00                     1.00                     0.60                     2.60
Small Capitalization
     Class A                      0.90                     0.50                     0.30                     1.70
     Class B, C & X               0.90                     1.00                     0.30                     2.20
Small Company Value
     Class A                      1.00                     0.50                     0.25                     1.75
     Class B, C & X               1.00                     1.00                     0.25                     2.25
Mid-Cap Growth
     Class A                      0.90                     0.50                     0.35                     1.75
     Class B,C & X                0.90                     1.00                     0.35                     2.25
Mid-Cap Value
     Class A                      0.90                     0.50                     0.35                     1.75
     Class B, C & X               0.90                     1.00                     0.35                     2.25
Value + Growth
     Class A                      1.00                     0.50                     0.30                     1.80
     Class B, C & X               1.00                     1.00                     0.30                     2.30
Marsico Capital Growth
     Class A                      1.00                     0.50                     0.25                     1.75
     Class B, C & X               1.00                     1.00                     0.25                     2.25
Janus Capital Growth
     Class A                      1.00                     0.50                     0.20                     1.70
     Class B, C & X               1.00                     1.00                     0.20                     2.20
Growth and Income
     Class A                      0.80                     0.50                     0.30                     1.60
     Class B, C & X               0.80                     1.00                     0.30                     2.10
Equity Income
     Class A                      0.75                     0.50                     0.30                     1.55
     Class B, C & X               0.75                     1.00                     0.30                     2.05
Strategic Balanced
     Class A                      0.90                     0.50                     0.20                     1.60
     Class B, C & X               0.90                     1.00                     0.20                     2.10
High Yield Bond
     Class A                      0.70                     0.50                     0.30                     1.50
     Class B, C & X               0.70                     1.00                     0.30                     2.00
Total Return Bond
     Class A                      0.65                     0.50                     0.25                     1.40
     Class B, C & X               0.65                     1.00                     0.25                     1.90
Money Market
     Class A                      0.50                     0.50                     0.50                     1.50
     Class B, C & X               0.50                     1.00                     0.50                     2.00


(1) Class A shares of the ASAF JPM Money Market Fund are sold without an initial sales charge.
(2) Under certain circumstances, purchases of Class A shares not subject to an initial sales charge will be subject to a contingent deferred sales charge ("CDSC") if redeemed within 12 months of the calendar month of purchase. For an additional discussion of the Class A CDSC, see this Prospectus under "How to Buy Shares." (3) If you purchase Class B or X shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your shares before the end of the seventh (in the case of Class B shares) or eighth (in the case of Class X shares) year after which you purchased such shares. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class B shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase. For a discussion of the Class B, X and C CDSC, see this Prospectus under "How to Buy Shares." (4) A $10 fee may be imposed for wire transfers of redemption proceeds. For an additional discussion of wire redemptions, see this Prospectus under "How to Redeem Shares." (5) As a result of distribution fees, a long-term investor in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National
Association of Securities Dealers, Inc. (6) Expenses shown are based on estimated amounts for the current fiscal year. The Investment Manager has voluntarily agreed to reimburse and/or waive fees for each Fund until March 1, 1999 so that each Fund's operating expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating expenses of the Fund's corresponding Portfolio), exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of the Fund's average net assets as follows: ASAF Founders International Small Capitalization Fund -- 1.60%; ASAF T. Rowe Price International Equity Fund -- 1.60%; ASAF Janus Overseas Growth Fund - 1.60%; ASAF Founders Small Capitalization Fund -- 1.20%; ASAF T. Rowe Price Small Company Value Fund -- 1.25%; ASAF Neuberger&Berman Mid-Cap Growth Fund - 1.25%; ASAF Neuberger&Berman Mid-Cap Value Fund - 1.25%; ASAF Robertson Stephens Value + Growth Fund - 1.30%; ASAF Marsico Capital Growth Fund - 1.25%; ASAF Janus Capital Growth Fund -- 1.20%; ASAF Lord Abbett Growth and Income Fund - 1.10%; ASAF INVESCO Equity Income Fund -- 1.05%; ASAF American Century Strategic Balanced Fund -- 1.10%; ASAF Federated High Yield Bond Fund -- 1.00%; ASAF Total Return Bond Fund -- 0.90%; and ASAF JPM Money Market Fund -- 1.00%. Such voluntary agreements may be discontinued at any time after March 1, 1999. Absent these reimbursements, the estimated "other expenses" for all classes of shares of the Funds would be: ASAF Founders International Small Capitalization Fund - 1.08%; ASAF T. Rowe Price International Equity Fund - 0.95%; ASAF Janus Overseas Growth Fund - 1.30%, ASAF Founders Small Capitalization Fund - 0.85%; ASAF T. Rowe Price Small Company Value Fund - 0.84%; ASAF Neuberger&Berman Mid-Cap
Growth Fund - 1.43%; ASAF Neuberger&Berman Mid-Cap Value Fund - 1.87%; ASAF Robertson Stephens Value + Growth Fund - 1.20%; ASAF Marsico Capital Growth Fund
- 0.98%; ASAF Janus Capital Growth Fund - 0.74%; ASAF Lord Abbett Growth and Income Fund - 1.20%; ASAF INVESCO Equity Income Fund - 0.88%; ASAF American Century Strategic Balanced Fund - 0.99%; ASAF Federated High Yield Bond Fund - 0.85%; ASAF Total Return Bond Fund - 0.88%; and ASAF JPM Money Market Fund - 1.18%. Absent investment management fee waivers, the investment management fee for the ASAF Janus Overseas Growth Fund would be 1.10%, the investment management fee for the ASAF Robertson Stephens Value + Growth Fund would be 1.10%, and the investment management fee for the ASAF Lord Abbett Growth and Income Fund would be 1.00%. Absent these reimbursements and waivers, the estimated "total expenses" for Class A shares and Class B, C and X shares, respectively, of the Funds would be: ASAF Founders International Small Capitalization Fund - 2.68% and 3.18%; ASAF T. Rowe Price International Equity Fund - 2.45% and 2.95%; ASAF Janus Overseas Growth Fund - 2.90% and 3.40%; ASAF Founders Small Capitalization Fund - 2.25% and 2.75%; ASAF T. Rowe Price Small Company Value Fund - 2.34% and 2.84%; ASAF Neuberger&Berman Mid-Cap Growth Fund
- 2.83% and 3.33%; ASAF Neuberger&Berman Mid-Cap Value Fund - 3.27% and 3.77%; ASAF Robertson Stephens Value + Growth Fund - 2.80% and 3.30%; ASAF Marsico Capital Growth Fund - 2.48% and 2.98%; ASAF Janus Capital Growth Fund - 2.24% and 2.74%; ASAF Lord Abbett Growth and Income Fund - 2.70% and 3.20%; ASAF INVESCO Equity Income Fund - 2.13% and 2.63%; ASAF American Century Strategic Balanced Fund - 2.39% and 2.89%; ASAF Federated High Yield Bond Fund - 2.05% and 2.55%; ASAF Total Return Bond Fund - 2.03% and 2.53%; and ASAF JPM Money Market Fund - 2.18% and 2.68%. For an additional discussion of Fund expense limitations, see the Company's SAI under "Fund Expenses."


             Expenses shown for each of the Feeder Funds are based upon distribution and administration fees for the Fund and management fees and other expenses for the Fund's corresponding Portfolio. The Directors of the Company believe that the aggregate per share expenses of the Feeder Funds and their corresponding Portfolios over the long term will be approximately equal to the expenses the Funds would incur if their assets were invested directly in the type of securities held by their corresponding Portfolios. The Directors of the Company also believe that investment in the Portfolios by investors in addition to the Feeder Funds may enable the Portfolios to achieve economies of scale which could reduce expenses. The expenses and, accordingly, the returns of other funds that may invest in the Portfolios may differ from the expenses and returns of the Feeder Funds. For additional information regarding the "master/feeder" fund structure, see this Prospectus under "Special Information on the 'Master/Feeder' Fund Structure."

EXPENSE EXAMPLES:

             Full Redemption. You would have paid the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return and full redemption of your shares at the end of each period shown below:

                                               1 Year                                            3 Years
ASAF Fund:                   Class A     Class B      Class C    Class X(*)      Class A     Class B    Class C    Class X(*)
---------                    -------     -------      -------    -------         -------     -------    -------    -------

Int'l Small                     70          87          37           87            113         122         82         124
Capitalization

International Equity            70          87          37           87            113         122         82         124

Overseas Growth                 70          87          37           87            113         122         82         124

Small Capitalization            67          83          33           83            102         110         70         111

Small Company Value             67          83          33           84            103         111         71         113


Mid-Cap Growth                  67          83          33           84            103         111         71         113

Mid-Cap Value                   67          83          33           84            103         111         71         113


Value + Growth                  68          84          34           84            105         113         73         114


Marsico Capital Growth          67          83          33           84            103         111         71         113


Janus Capital Growth            67          83          33           83            102         110         70         111

Growth and Income               66          82          32           82             99         107         67         108

Equity Income                   65          81          31           82             97         105         65         107

Strategic Balanced              66          82          32           82             99         107         67         108

High Yield Bond                 57          80          30           81             88         103         63         105

Total Return Bond               56          79          29           80             85         100         60         102

Money Market                    15          80          30           81             47         103         63         105

             No Redemption. You would have paid the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return and no redemption of your shares at the end of each period shown below:

                                               1 Year                                            3 Years
ASAF Fund:                   Class A     Class B      Class C    Class X(*)      Class A     Class B    Class C    Class X(*)
---------                    -------     -------      -------    -------         -------     -------    -------    -------

Int'l Small                     70          27          27           27            113         82          82          84
Capitalization

International Equity            70          27          27           27            113         82          82          84

Overseas Growth                 70          27          27           27            113         82          82          84

Small Capitalization            67          23          23           23            102         70          70          71

Small Company Value             67          23          23           24            103         71          71          73

Mid-Cap Growth                  67          23          23           24            103         71          71          73

Mid-Cap Value                   67          23          23           24            103         71          71          73

Value + Growth                  68          24          24           24            105         73          73          74

Marsico Capital Growth          67          23          23           24            103         71          71          73

Janus Capital Growth            67          23          23           23            102         70          70          71

Growth and Income               66          22          22           22             99         67          67          68

Equity Income                   65          21          21           22             97         65          65          67

Strategic Balanced              66          22          22           22             99         67          67          68

High Yield Bond                 57          20          20           21             88         63          63          65

Total Return Bond               56          19          19           20             85         60          60          62

Money Market                    15          20          20           21             47         63          63          65

     (*) Expense examples for purchases of Class X shares of the Funds reflect the shareholder's receipt of additional "bonus shares." For a discussion of the issuance of "bonus shares," see this Prospectus under "How to Buy Shares:
Purchase of Class X Shares."

             The above tables are provided to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund(s). THE EXAMPLES PROVIDED SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUNDS' PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%.

                  This page has been intentionally left blank.

FINANCIAL HIGHLIGHTS (Selected per share data and ratios throughout each period): The tables below contain unaudited financial information and financial information which has been audited in conjunction with the annual audit of the financial statements of the Company by PricewaterhouseCoopers LLP, Independent Accountants. Audited Financial Statements for the period ended October 31, 1997 and the Independent Accountants' Report thereon, and unaudited Financial Statements for the period ended April 30, 1998, are included in the Company's SAI, which is available without charge upon request to the Company at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA. No financial information is included for the ASAF Neuberger&Berman Mid-Cap Growth Fund, ASAF Neuberger&Berman Mid-Cap Value Fund or ASAF Marsico Capital Growth Fund, as these Funds had not been offered prior to the date of this Prospectus. Further information about the performance of the Funds is contained in the Company's annual and semi-annual reports which also may be obtained without charge upon request to the Company at the above address or phone number. The information presented in these financial highlights is historical and is not intended to indicate future performance of the Funds.


                                                                    Increase (Decrease) from
                                                                      Investment Operations               Less Distributions
                                                 Net Asset ________________________________________     ______________________
                                                   Value         Net        Net Realized  Total from    From Net
                                      Period     Beginning   Investment     & Unrealized  Investment   Investment   From Capital
                                      Ended      of Period  Income (Loss)   Gain (Loss)   Operations     Income        Gains

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:

Class A                             04/30/98*      $9.87     $(0.03)          $1.69         $1.66       $(0.03)        $--
                                   10/31/97(1)     10.00        0.05          (0.18)        (0.13)          --          --
Class B                             04/30/98*       9.85      (0.05)           1.68          1.63           --          --
                                   10/31/97(1)     10.00        0.04          (0.19)        (0.15)          --          --
Class C                             04/30/98*       9.86      (0.06)           1.68          1.62           --          --
                                   10/31/97(1)     10.00        0.04          (0.18)        (0.14)          --          --
Class X                             04/30/98*       9.84      (0.06)           1.68          1.62           --          --
                                   10/31/97(1)     10.00        0.04          (0.20)        (0.16)          --          --
ASAF FOUNDERS
SMALL CAPITALIZATION FUND:

Class A                             04/30/98*      $9.94     $(0.06)          $1.19         $1.13        $  --         $--
                                   10/31/97(1)     10.00      (0.03)          (0.03)        (0.06)          --          --
Class B                             04/30/98*       9.93      (0.09)           1.19          1.10           --          --
                                   10/31/97(1)     10.00      (0.04)          (0.03)        (0.07)          --          --
Class C                             04/30/98*       9.94      (0.09)           1.19          1.10           --          --
                                   10/31/97(1)     10.00      (0.04)          (0.02)        (0.06)          --          --
Class X                             04/30/98*       9.93      (0.09)           1.20          1.11           --          --
                                   10/31/97(1)     10.00      (0.04)          (0.03)        (0.07)          --          --
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:

Class A                             04/30/98*     $10.46       $0.02          $0.86         $0.88       $(0.03)        $--
                                   10/31/97(1)     10.00        0.02           0.44          0.46           --          --
Class B                             04/30/98*      10.44      (0.01)           0.86          0.85        (0.01)         --
                                   10/31/97(1)     10.00         --            0.44          0.44           --          --
Class C                             04/30/98*      10.45      (0.01)           0.85          0.84        (0.01)         --
                                   10/31/97(1)     10.00         --            0.45          0.45           --          --
Class X                             04/30/98*      10.44      (0.01)           0.85          0.84        (0.01)         --
                                   10/31/97(1)     10.00         --            0.44          0.44           --          --
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:

Class A                             04/30/98*      $9.99       $0.07          $0.88         $0.95       $(0.04)        $--
                                   10/31/97(1)     10.00        0.04          (0.05)        (0.01)          --          --
Class B                             04/30/98*       9.96        0.05           0.89          0.94        (0.02)         --
                                   10/31/97(1)     10.00        0.02          (0.06)        (0.04)          --          --
Class C                             04/30/98*       9.98        0.05           0.87          0.92        (0.02)         --
                                   10/31/97(1)     10.00        0.02          (0.04)        (0.02)          --          --
Class X                             04/30/98*       9.96        0.05           0.88          0.93        (0.02)         --
                                   10/31/97(1)     10.00        0.02          (0.06)        (0.04)          --          --

                                                                                    Ratios of Expenses
                                                Supplemental Data                 to Average Net Assets
                                ------------------------------------------    ------------------------------
                  Net Asset               Net Assets atPortfolio  Average                                    Ratio of Net Investment
Total              Value         Total    End of PeriodTurnover  Commission   After Expense    Before Expense     Income (Loss) to
Distributions     End of Period Return(3)  (In 000's)   Rate      Rate Paid   Reimbursement(2) Reimbursement(2)Average Net Assets(2)




   $(0.03)        $11.50        16.91%      $495         28%     $0.0359            2.10%            12.52%               (0.57)%
      --            9.87       (1.30)%       106          --      0.0590            2.10%           136.49%                2.03%
      --           11.48        16.70%     1,181         28%      0.0359            2.60%            12.91%               (1.05)%
      --            9.85       (1.50)%       230          --      0.0590            2.60%            90.64%                1.62%
      --           11.48        16.58%       515         28%      0.0359            2.60%            13.07%               (1.12)%
      --            9.86       (1.40)%        79          --      0.0590            2.60%            55.02%                1.72%
      --           11.46        16.61%     1,295         28%      0.0359            2.60%            13.04%               (1.07)%
      --            9.84       (1.60)%       206          --      0.0590            2.60%            54.45%                1.58%



   $  --          $11.07        11.37%    $1,182         48%     $0.0531            1.70%             7.82%               (1.17)%
      --            9.94       (0.60)%       193          --      0.0529            1.70%           105.48%               (1.16)%
      --           11.03        11.08%     1,448         48%      0.0531            2.20%             8.21%               (1.67)%
      --            9.93       (0.70)%       353          --      0.0529            2.20%            57.99%               (1.73)%
      --           11.04        11.07%       750         48%      0.0531            2.20%             8.30%               (1.67)%
      --            9.94       (0.60)%        74          --      0.0529            2.20%            42.48%               (1.73)%
      --           11.04        11.18%     2,110         48%      0.0531            2.20%             8.26%               (1.67)%
      --            9.93       (0.70)%       270          --      0.0529            2.20%            47.29%               (1.70)%



   $(0.03)        $11.31         8.46%    $3,779          2%     $0.0432            1.75%             3.96%                0.35%
      --           10.46         4.60%       383          --      0.0412            1.75%            54.47%                0.69%
    (0.01)         11.28         8.15%     7,985          2%      0.0432            2.25%             4.46%               (0.15)%
                   10.44         4.40%     1,155          --      0.0412            2.25%            30.14%                0.17%
    (0.01)         11.28         8.05%     3,530          2%      0.0432            2.25%             4.42%               (0.19)%
      --           10.45         4.50%       335          --      0.0412            2.25%            33.60%                0.02%
    (0.01)         11.27         8.05%     8,032          2%      0.0432            2.25%             4.45%               (0.20)%
      --           10.44         4.40%       640          --      0.0412            2.25%            22.43%                0.19%



   $(0.04)        $10.90         9.52%    $1,153         35%     $0.0285            1.60%             6.18%                1.40%
      --            9.99       (0.10)%       257          2%      0.0186            1.60%            37.87%                1.56%
    (0.02)         10.88         9.42%     2,526         35%      0.0285            2.10%             6.60%                0.91%
      --            9.96       (0.40)%       381          2%      0.0186            2.10%            29.90%                0.79%
    (0.02)         10.88         9.20%     1,373         35%      0.0285            2.10%             6.50%                0.90%
      --            9.98       (0.20)%       215          2%      0.0186            2.10%            38.96%                0.78%
    (0.02)         10.87         9.32%     2,767         35%      0.0285            2.10%             6.57%                0.91%
      --            9.96       (0.40)%       398          2%      0.0186            2.10%            26.66%                1.07%

(1) Commenced operations on July 28, 1997. (2) Annualized.
(3) Total return for Class X shares does not reflect the payment of bonus shares. * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)
                                                                    Increase (Decrease) from
                                                                      Investment Operations                  Less Distributions
                                                 Net Asset _______________________________________     ________________________
                                                   Value         Net        Net Realized  Total from    From Net
                                    Period       Beginning   Investment     & Unrealized  Investment   Investment   From Capital
                                    Ended        of Period  Income (Loss)   Gain (Loss)   Operations     Income        Gains

ASAF FEDERATED
HIGH YIELD BOND FUND:

Class A                           04/30/98*        $9.93       $0.36          $0.31         $0.67       $(0.36)          $--
                                  10/31/97(1)      10.00        0.05          (0.07)        (0.02)       (0.05)           --
Class B                           04/30/98*         9.93        0.34           0.32          0.66        (0.34)           --
                                  10/31/97(1)      10.00        0.04          (0.07)        (0.03)       (0.04)           --
Class C                           04/30/98*         9.93        0.35           0.31          0.66        (0.34)           --
                                  10/31/97(1)      10.00        0.03          (0.07)        (0.04)       (0.03)           --
Class X                           04/30/98*         9.93        0.34           0.31          0.65        (0.34)           --
                                  10/31/97(1)      10.00        0.04          (0.07)        (0.03)       (0.04)           --

ASAF ROBERTSON STEPHENS
VALUE + GROWTH FUND:

Class A                           04/30/98(2)     $10.00     $(0.04)          $1.46         $1.42         $ --           $--
Class B                           04/30/98(2)      10.00      (0.05)           1.48          1.43           --            --
Class C                           04/30/98(2)      10.00      (0.05)           1.46          1.41           --            --
Class X                           04/30/98(2)      10.00      (0.05)           1.46          1.41           --            --

ASAF LORD ABBETT
GROWTH AND INCOME FUND:

Class A                           04/30/98(2)     $10.00       $0.02          $1.11         $1.13         $--            $--
Class B                           04/30/98(2)      10.00         --            1.15          1.15           --            --
Class C                           04/30/98(2)      10.00         --            1.13          1.13           --            --
Class X                           04/30/98(2)      10.00         --            1.13          1.13           --            --

ASAF JANUS OVERSEAS
GROWTH FUND:

Class A                           04/30/98(2)     $10.00       $0.05          $0.99         $1.04          $--           $--
Class B                           04/30/98(2)      10.00        0.04           0.99          1.03           --            --
Class C                           04/30/98(2)      10.00        0.04           1.00          1.04           --            --
Class X                           04/30/98(2)      10.00        0.04           0.98          1.02           --            --

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.


------------------------------------------------------------------------------------------------------------------------------------



                                                                                        Ratios of Expenses
                                                Supplemental Data                      to Average Net Assets
                                     --------------------------------------      --------------------------------
                  Net Asset               Net Assets atPortfolio  Average                                    Ratio of Net Investment
Total               Value       Total     End of PeriodTurnover  Commission   After Expense    Before Expense    Income (Loss) to
Distributions     End of Period Return(4)  (In 000's)   Rate      Rate Paid  Reimbursement(3)  Reimbursement(3)Average Net Assets(3)




   $(0.36)         $10.24        6.83%     $2,640        20%       N/A                1.50%            3.43%               7.13%
    (0.05)           9.93      (0.23)%      2,154        11%       N/A                1.50%           30.49%               4.76%
    (0.34)          10.25        6.67%      7,829        20%       N/A                2.00%            3.84%               6.74%
    (0.04)           9.93      (0.30)%        920        11%       N/A                2.00%           30.22%               3.15%
    (0.34)          10.25        6.67%      3,262        20%       N/A                2.00%            3.92%               6.82%
    (0.03)           9.93      (0.36)%        206        11%       N/A                2.00%           29.26%               3.55%
    (0.34)          10.24        6.57%      5,585        20%       N/A                2.00%            3.86%               6.79%
    (0.04)           9.93      (0.25)%        556        11%       N/A                2.00%           30.95%               3.65%




   $  --           $11.42       14.30%     $1,121        89%       0.0559             1.80%            6.25%              (1.02)%
      --            11.43       14.30%      2,918        89%       0.0559             2.30%            6.44%              (1.52)%
      --            11.41       14.20%        886        89%       0.0559             2.30%            6.26%              (1.50)%
      --            11.41       14.10%      2,621        89%       0.0559             2.30%            6.67%              (1.51)%




   $  --           $11.13       11.30%     $1,840         4%       0.0604             1.60%            4.85%               0.45%
      --            11.15       11.50%      3,471         4%       0.0604             2.10%            5.50%              (0.07)%
      --            11.13       11.30%      1,276         4%       0.0604             2.10%            5.48%              (0.09)%
      --            11.13       11.30%      3,342         4%       0.0604             2.10%            5.36%              (0.04)%




   $  --           $11.04       10.50%     $1,451        25%       0.0337             2.10%            6.74%               1.52%
      --            11.03       10.40%      2,344        25%       0.0337             2.60%            6.81%               1.14%
      --            11.04       10.40%      1,743        25%       0.0337             2.60%            7.09%               1.20%
      --            11.02       10.20%      2,776        25%       0.0337             2.60%            6.63%               1.19%

(1) Commenced operations on July 28, 1997.
(2) Commenced operations on December 31, 1997 (Unaudited).
(3) Annualized.
(4) Total return for Class X shares does not reflect the payment of bonus shares. * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
Per Share Data (For a Share Outstanding
throughout each period)

                                                                    Increase (Decrease) from
                                                                      Investment Operations               Less Distributions
                                                Net Asset  _______________________________________     _______________________
                                                  Value          Net        Net Realized  Total from    From Net
                                     Period     Beginning    Investment     & Unrealized  Investment   Investment   From Capital
                                     Ended      of Period   Income (Loss)   Gain (Loss)   Operations     Income        Gains

ASAF T. ROWE PRICE
INTERNATIONAL EQUITY FUND:

Class A                            04/30/98*      $8.93         $0.01         $1.14         $1.15          $--         $--
                                  10/31/97(1)      9.74          0.01         (0.82)        (0.81)          --          --
Class B                            04/30/98*       9.16        (0.01)          1.16          1.15           --          --
                                  10/31/97(1)     10.00        (0.01)         (0.83)        (0.84)          --          --
Class C                            04/30/98*       9.16        (0.01)          1.14          1.13           --          --
                                  10/31/97(1)     10.00        (0.01)         (0.83)        (0.84)          --          --
Class X                            04/30/98*       9.18        (0.01)          1.16          1.15           --          --
                                  10/31/97(1)     10.00        (0.01)         (0.81)        (0.82)          --          --
ASAF JANUS
CAPITAL GROWTH FUND:

Class A                            04/30/98*     $11.40          $--          $2.35         $2.35       $(0.03)        $--
                                  10/31/97(1)     11.18          0.09          0.13          0.22           --          --
Class B                            04/30/98*      10.19        (0.03)          2.14          2.11        (0.01)         --
                                  10/31/97(1)     10.00          0.06          0.13          0.19           --          --
Class C                            04/30/98*      10.19        (0.03)          2.11          2.08        (0.01)         --
                                  10/31/97(1)     10.00          0.05          0.14          0.19           --          --
Class X                            04/30/98*      10.20        (0.03)          2.14          2.11        (0.01)         --
                                  10/31/97(1)     10.00          0.05          0.15          0.20           --          --
ASAF INVESCO
EQUITY INCOME FUND:

Class A                            04/30/98*     $10.45         $0.10         $1.44         $1.54       $(0.05)        $--
                                  10/31/97(1)      9.98          0.14          0.33          0.47           --          --
Class B                            04/30/98*      10.45          0.07          1.46          1.53        (0.03)         --
                                  10/31/97(1)     10.00          0.10          0.35          0.45           --          --
Class C                            04/30/98*      10.46          0.07          1.45          1.52        (0.03)         --
                                  10/31/97(1)     10.00          0.10          0.36          0.46           --          --
Class X                            04/30/98*      10.45          0.07          1.46          1.53        (0.03)         --
                                  10/31/97(1)     10.00          0.11          0.34          0.45           --          --
ASAF TOTAL
RETURN BOND FUND:

Class A                            04/30/98*     $10.28         $0.23         $0.08         $0.31       $(0.14)        $--
                                  10/31/97(1)     10.07          0.15          0.09          0.24        (0.03)         --
Class B                            04/30/98*      10.16          0.20          0.09          0.29        (0.12)         --
                                  10/31/97(1)     10.00          0.10          0.09          0.19        (0.03)         --
Class C                            04/30/98*      10.16          0.20          0.09          0.29        (0.12)         --
                                  10/31/97(1)     10.00          0.10          0.09          0.19        (0.03)         --
Class X                            04/30/98*      10.17          0.20          0.09          0.29        (0.12)         --
                                  10/31/97(1)     10.00          0.09          0.10          0.19        (0.02)         --
ASAF JPM
MONEY MARKET FUND:

Class A                            04/30/98*      $1.00        $0.019           $--        $0.019      $(0.019)        $--
                                  10/31/97(1)      1.00         0.009            --         0.009       (0.009)         --
Class B                            04/30/98*       1.00         0.016            --         0.016       (0.016)         --
                                  10/31/97(1)      1.00         0.007            --         0.007       (0.007)         --
Class C                            04/30/98*       1.00         0.016            --         0.016       (0.016)         --
                                  10/31/97(1)      1.00         0.007            --         0.007       (0.007)         --
Class X                            04/30/98*       1.00         0.016            --         0.016       (0.016)         --
                                  10/31/97(1)      1.00         0.008            --         0.008       (0.008)         --

(1) Except as noted below, calculated from July 28, 1997 (date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933). The Portfolio Turnover Rate and Average Commission Rate Paid are those of the Trust's Portfolios, and are calculated from the commencement of operations of each Portfolio (June 10, 1997 for the ASMT T. Rowe Price International Equity Portfolio and ASMT Janus Capital Growth Portfolio, June 18, 1997 for the ASMT INVESCO Equity Income Portfolio and ASMT PIMCO Total Return Bond Portfolio, and June 19, 1997 for the ASMT JPM Money Market Portfolio). (2) Annualized (3) Total return for Class X shares does not reflect the payment of bonus shares.

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------



                                                                                        Ratios of Expenses
                                            Supplemental Data                          to Average Net Assets**
                              ----------------------------------------------    -----------------------------------
                                                                     Average
                 Net Asset               Net Assets at  Portfolio  Commission                                     Ratio of Net
                                                                                                                  Investment
    Total         Value        Total     End of Period  Turnover      Rate      After Expense    Before Expense   Income (Loss) to
Distributions  End of Period  Return(3) (In 000's)        Rate        Paid    Reimbursement(2)  Reimbursement(2)  Average Net
                                                                                                                  Assets(2)




  $  --         $10.08         12.88%      $1,265        103%      $0.0343         2.10%             6.58%                0.11%
     --           8.93        (8.32)%         218          1%        0.0486        2.10%            51.87%                0.07%
     --          10.31         12.55%       1,884        103%        0.0343        2.60%             7.10%              (0.27)%
     --           9.16        (8.40)%         390          1%        0.0486        2.60%            38.12%              (0.51)%
     --          10.29         12.34%       1,876        103%        0.0343        2.60%             7.05%              (0.22)%
     --           9.16        (8.40)%         198          1%        0.0486        2.60%            33.95%              (0.53)%
     --          10.33         12.53%       3,218        103%        0.0343        2.60%             7.11%              (0.31)%
     --           9.18        (8.20)%         756          1%        0.0486        2.60%            46.77%              (0.28)%



  $(0.03)       $13.72         20.79%      $7,292         20%      $0.0257         1.70%             3.18%              (0.04)%
     --          11.40          1.97%         706         83%        0.0325        1.70%            26.77%                2.72%
    (0.01)       12.29         20.70%      14,713         20%        0.0257        2.20%             3.70%              (0.53)%
     --          10.19          1.90%       1,718         83%        0.0325        2.20%            16.45%                2.27%
    (0.01)       12.26         20.50%       5,854         20%        0.0257        2.20%             3.68%              (0.56)%
     --          10.19          1.90%         452         83%        0.0325        2.20%            15.78%                1.95%
    (0.01)       12.30         20.68%      14,453         20%        0.0257        2.20%             3.70%              (0.54)%
     --          10.20          2.00%       1,474         83%        0.0325        2.20%            24.39%                2.05%



  $(0.05)       $11.94         14.67%      $4,376         33%      $0.0600         1.55%             3.27%                1.72%
     --          10.45          4.71%         471         46%        0.0581        1.55%            29.14%                4.81%
  (0.03)         11.95         14.52%       8,679         33%        0.0600        2.05%             3.82%                1.23%
     --          10.45          4.50%       1,408         46%        0.0581        2.05%            19.54%                3.68%
  (0.03)         11.95         14.41%       3,661         33%        0.0600        2.05%             3.75%                1.21%
     --          10.46          4.60%         255         46%        0.0581        2.05%            20.89%                3.82%
  (0.03)         11.95         14.52%       9,299         33%        0.0600        2.05%             3.80%                1.22%
     --          10.45          4.50%       1,174         46%        0.0581        2.05%            36.25%                4.05%



  $(0.14)       $10.45          3.07%        $956        332%        N/A           1.40%             4.80%                4.51%
  (0.03)         10.28          2.39%          61         93%        N/A           1.40%            66.92%                4.42%
  (0.12)         10.33          2.84%       3,861        332%        N/A           1.90%             5.32%                3.99%
  (0.03)         10.16          1.90%         547         93%        N/A           1.90%            39.35%                4.13%
  (0.12)         10.33          2.84%       2,560        332%        N/A           1.90%             5.13%                4.02%
  (0.03)         10.16          1.93%         165         93%        N/A           1.90%            33.68%                4.32%
  (0.12)         10.34          2.83%       3,935        332%        N/A           1.90%             5.29%                4.00%
  (0.02)         10.17          1.94%         410         93%        N/A           1.90%            67.46%                3.94%



  $(0.019)       $1.00          1.87%      $1,266         N/A        N/A           1.50%             3.69%                3.74%
 (0.009)          1.00          0.92%         307         N/A        N/A           1.50%            31.53%                3.34%
 (0.016)          1.00          1.61%       1,428         N/A        N/A           2.00%             4.49%                3.22%
 (0.007)          1.00          0.75%         354         N/A        N/A           2.00%            37.83%                2.98%
 (0.016)          1.00          1.62%       1,752         N/A        N/A           2.00%             4.02%                3.25%
 (0.007)          1.00          0.71%         332         N/A        N/A           2.00%            24.34%                2.85%
 (0.016)          1.00          1.62%       4,724         N/A        N/A           2.00%             4.14%                3.29%
 (0.008)          1.00          0.77%         566         N/A        N/A           2.00%            39.71%                2.97%


     * Unaudited.
     ** Represents the combined ratios for the respective fund and its respective pro rata share of the corresponding Trust Portfolio.

     Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

                        INVESTMENT PROGRAMS OF THE FUNDS

     The investment objective, policies and limitations for each of the Funds are described below and should be considered separately. The investment objective, policies and limitations of each Feeder Fund are identical to those of its corresponding Portfolio. As such, the following discussion of the Feeder Funds, including references to the Directors of the Company, apply equally to the Funds' corresponding Portfolios and the Trustees of the Trust, respectively. Each Feeder Fund seeks to meet its investment objective by investing all of its investable assets in a corresponding Portfolio of the Trust, which in turn invests directly in a portfolio of securities in accordance with the investment objective, policies and limitations of its Feeder Fund.

     While certain policies apply to all Funds and Portfolios, generally each Fund and Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and returns of investing in each Fund may differ. Those investment policies specifically labeled as "fundamental" may not be changed without shareholder approval. The investment objective of each Fund and Portfolio is not a fundamental policy and may be changed by the Directors of the Company or the Trustees of the Trust, where applicable, without shareholder approval. The investment policies and limitations of the Funds and Portfolios, unless otherwise specified, are not fundamental policies and may also be changed without shareholder approval.

     There can be no assurance that the investment objective of any Fund or Portfolio will be achieved. Risks relating to various securities and instruments in which the Funds and Portfolios may invest are described in this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods." Additional information about the investment objectives, policies and limitations, as well as certain fundamental investment restrictions, of each Fund and Portfolio may be found in the Company's SAI under "Investment Programs of the Funds" and "Fundamental Investment Restrictions."

     Subject to the approval of the Directors of the Company, the Company may add one or more Funds and may cease to offer any one or more Funds in the future. Any such addition or cessation shall be subject to obtaining any required regulatory approvals.

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

     To achieve its objective, the Fund normally invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

     At least 65% of the Fund's total assets normally will be invested in foreign securities representing a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation.

     Risks of Investments in Small and Medium-Sized Companies. The Fund normally will invest a significant portion of its assets in the securities of small and medium-sized companies. As used with respect to this Fund, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility.

     Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the Fund's shares may fluctuate more widely than the popular market averages.

     Foreign  Securities.   The  Fund  may  invest  without  limit  in  American
Depositary Receipts ("ADRs") and foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which, in the judgment of the Sub-advisor, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. markets. For a discussion of ADRs, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign investments of the Fund may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to): Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea,
Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

     Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities, in general, including the risk of currency fluctuations, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Foreign Currency Exchange Contracts. The Fund is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

     In addition, the Fund may enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency. The Fund also may engage in "proxy hedging," i.e., entering into forward contracts to sell a different currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

     The Fund generally will not enter into forward contracts with a term greater than one year. In addition, the Fund generally will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency or a proxy currency in excess of the value of the Fund's securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. In the event that forward contracts are considered to be illiquid, the securities would be subject to the Fund's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Fixed-Income Securities. The Fund may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

     The Fund will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Fund may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Fund may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Fund rated in categories no lower than B. Securities rated B are referred to as "high-risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Fund have more than 5% of its total assets invested in any fixed-income securities (not including convertible securities and preferred stock) which are rated below investment grade as a result of a reduction in rating after purchase or are unrated. For a description of securities ratings, see the Appendix to the Company's SAI. For a discussion of the special risks involved in investing in lower-rated debt securities, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     The fixed-income securities in which the Fund may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Fund may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Fund is not required to dispose of straight debt securities whose ratings are downgraded below Baa or BBB subsequent to the Fund's purchase of the securities, unless such a disposition is necessary to reduce the Fund's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

     The Sub-advisor seeks to reduce overall risk associated with the investments of the Fund through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Fund achieving its investment objective.

     Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. Securities which are not readily marketable are those that, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

     The Fund may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities may be resold to qualified institutional buyers as defined under Rule 144A and may or may not be deemed to be readily marketable. Factors considered in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly. For an additional discussion of Rule 144A securities and illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. The Fund may borrow money from banks in amounts up to 33 1/3% of the Fund's total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. The Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. For an additional discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

     Futures Contracts and Options. The Fund may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Fund may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

     An option is a right to buy or sell a security at a specified price within a limited period of time. The Fund may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Fund's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

     The Fund may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Fund. The Fund may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

     The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Temporary Investments. Up to 100% of the assets of the Fund may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While the Fund is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

     U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Fund also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). Mortgage-related securities, which are interests in pools of mortgage loans made to home buyers, pose the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the instruments' average life and yield.

     The Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Directors of the Company, if any. A certificate of deposit is a short-term obligation of a bank. A bankers' acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

     The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

     Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with banks or well-established securities dealers. All repurchase agreements entered into by the Fund will be fully collateralized and marked to market daily. The Fund has not adopted any limits on the amount of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Fund reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Fund. The Fund may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high and may be greater than those of other investment companies seeking capital appreciation. Portfolio turnover rates may also increase as a result of the need for the Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

ASAF T. ROWE PRICE INTERNATIONAL EQUITY FUND:

Investment Objective: The investment objective of the Fund is to seek a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses.

Investment Policies:

     The Fund intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Fund. The Fund may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Fund may invest substantially all of its assets in one or two countries.

     In seeking its objective, the Fund will invest primarily in common stocks of established foreign companies which have the potential for growth of capital or income or both. However, the Fund may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Fund's investment objectives and program. Under normal market conditions, the Fund's investment in securities other than common stocks is limited to no more than 35% of total assets. Under exceptional economic or market conditions abroad, the Fund may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. The Fund will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Fund from retaining a security downgraded to below investment grade after purchase.

     The Fund may also invest its reserves in domestic as well as foreign money market instruments. Also, the Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

     In addition to the investments described below, the Fund's investments may include, but are not limited to, American Depositary Receipts (ADRs), bonds, notes, other debt securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies).

     Cash Reserves. While the Fund will remain primarily invested in common stocks, it may, for temporary defensive measures, invest in cash reserves without limitation. The Fund may establish and maintain reserves as the Sub-advisor believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. The Fund's reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

     Convertible Securities, Preferred Stocks, and Warrants. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     Foreign Currency Transactions. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year.

     The Fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's securities denominated in such foreign currency. Under certain circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Futures Contracts and Options. The Fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the Fund, to provide an efficient means of regulating the Fund's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Fund will not use futures contracts for leveraging purposes. Such contracts may be traded on U.S. or foreign exchanges. The Fund may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The aggregate market value of the Fund's currencies or portfolio securities covering call or put options will not exceed 25% of the Fund's total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing call or put options. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Hybrid Investments. The Fund may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Fund may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments and the risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

     Passive Foreign Investment Companies. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts.

     Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may acquire illiquid securities. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities do not include securities eligible for resale under Rule 144A of the Securities Act of 1933 that have been determined by the Sub-advisor to be liquid under guidelines promulgated by the Directors of the Company. For a discussion of illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

ASAF JANUS OVERSEAS GROWTH FUND:

     Investment Objective: The investment objective of the Fund is to seek long-term growth of capital.

Investment Policies:

     The Fund pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

     The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

     The Fund invests primarily in common stocks of foreign issuers selected for their growth potential. The Fund may invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. Debt securities that the Fund may purchase include corporate bonds and debentures (not to exceed 35% of net assets in high-yield/high-risk securities); government securities; mortgage- and asset-backed securities (not to exceed 25% of assets); zero coupon bonds (not to exceed 10% of assets); indexed/structured securities; high-grade commercial paper; certificates of deposit; and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Fund may also invest in short-term debt securities and money market funds managed by the Sub-advisor as a means of receiving a return on idle cash.

     When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the Sub-advisor has committed available assets to desirable investment opportunities. When the Fund's cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

     The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

     The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

     Foreign Securities. The Fund may invest without limit in foreign securities. The Fund may invest substantially all of its assets in common stocks of foreign issuers to the extent the Sub-advisor believes that the relevant market environment favors profitable investing in those securities. The Sub-advisor generally takes a "bottom up" approach to building the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large regardless of country of organization or place of principal business activity. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective. For a discussion of the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Futures, Options and Other Derivative Instruments. The Fund may use options, futures and other types of derivatives for hedging purposes or as a means of enhancing return. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase the Fund's income or otherwise seeking to enhance return.

     Although the Sub-advisor believes the use of derivative instruments will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-advisor's judgment proves incorrect.

     When the Fund invests in a derivative instrument, it may be required to segregate cash or other liquid assets with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

     The Fund may also use futures, options and other derivative instruments to protect the portfolio from movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

     For an additional discussion of futures and options transactions and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

     When-Issued, Delayed Delivery and Forward Transactions. The Fund may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor pursuant to guidelines adopted by the Directors of the Company. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Sub-advisor may determine that securities eligible for resale under Rule 144A under the Securities Act of 1933, which cannot be sold to the U.S. public but can be sold to institutional investors, are liquid. The Sub-advisor will follow guidelines established by the Directors of the Company in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. Subject to the Fund's restrictions on borrowing as described in general in this paragraph, the Fund may borrow money. The Fund may borrow money for temporary or emergency purposes in amounts up to 33 1/3% of its total assets. The Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

     Lower-Rated High-Yield Bonds. The Fund may invest up to 35% of its net assets in corporate debt securities that are rated below investment grade (securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Services, Inc. ("Moody's") (commonly referred to as "junk bonds")).

     The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the 35% limit of the Fund unless the Sub-advisor deems such securities to be the equivalent of investment grade securities. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund whenever the Sub-advisor believes such changes are desirable, and portfolio turnover rates are generally not a factor in making buy and sell decisions.

     To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

ASAF FOUNDERS SMALL CAPITALIZATION FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

     To achieve its objective, the Fund normally will invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations or annual revenues of $1.5 billion or less. Market capitalization is a measure of the size of a company and is based upon the total market value of a company's outstanding equity securities. Ordinarily, the common stocks of the U.S.
companies selected for this Fund will not be listed on a national securities exchange but will be traded in the over-the-counter market.

     Risks of Investments in Small and Medium-Sized Companies. The Fund normally will invest a significant portion of its assets in the securities of small and medium-sized companies. As used with respect to this Fund, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility.

     Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the Fund's shares may fluctuate more widely than the popular market averages.

     Fixed Income Securities. The Fund may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. Bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) purchased by the Fund will be rated investment grade at the time of purchase (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P")). Bonds in the lowest investment grade category (Baa or BBB) may have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds' issuer to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Fund may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Fund may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Fund rated in categories no lower than B. Securities rated B are referred to as "high risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Fund have more than 5% of its assets invested in any fixed-income securities (not including convertible securities and preferred stock) which are rated below investment grade as a result of a reduction in rating after purchase or are unrated. For a description of securities ratings, see the Appendix to the Company's SAI. For a discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     The fixed-income securities in which the Fund may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Fund may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Fund is not required to dispose of straight debt securities whose ratings are downgraded below Baa or BBB subsequent to the Fund's purchase of the securities, unless such a disposition is necessary to reduce the Fund's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

     The Sub-advisor seeks to reduce overall risk associated with the investments of the Fund through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Fund achieving its investment objective.

     Foreign Securities. The Fund may invest in dollar-denominated American Depositary Receipts ("ADRs") which are traded on exchanges or over-the-counter in the United States without limit, and in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which, in the judgment of the Sub-advisor, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. markets. For a discussion of ADRs, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign investments of the Fund may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to): Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea,
Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. Since the Fund will pay dividends in dollars, it may incur currency conversion costs. The Fund will not invest more than 25% of its total assets in any one foreign country.

     Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities, in general, including the risk of currency fluctuations, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Foreign Currency Exchange Contracts. The Fund is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

     In addition, the Fund may enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into forward contracts to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency. The Fund also may engage in "proxy hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

     The Fund generally will not enter into forward contracts with a term greater than one year. In addition, the Fund generally will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency or a proxy currency in excess of the value of the Fund's securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. In the event that forward contracts are considered to be illiquid, the securities would be subject to the Fund's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. Securities which are not readily marketable are those that, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

     The Fund may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities may be resold to qualified institutional buyers as defined under Rule 144A and may or may not be deemed to be readily marketable. Factors considered in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly. For an additional discussion of Rule 144A securities and illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. The Fund may borrow money from banks in amounts up to 33 1/3% of the Fund's total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. The Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. For an additional discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

     Futures Contracts and Options. The Fund may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Fund may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

     An option is a right to buy or sell a security at a specified price within a limited period of time. The Fund may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Fund's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

     The Fund may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Fund. The Fund may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

     The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Temporary Investments. Up to 100% of the assets of the Fund may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While the Fund is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

     U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Fund also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). Mortgage-related securities, which are interests in pools or mortgage loans made to home buyers, pose the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the instruments' average life and yield.

     The Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Directors of the Company, if any. A certificate of deposit is a short-term obligation of a bank. A bankers' acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

     The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

     Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with banks or well-established securities dealers. All repurchase agreements entered into by the Fund will be fully collateralized and marked to market daily. The Fund has not adopted any limits on the amount of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Fund reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Fund. The Fund may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high and may be greater than those of other investment companies seeking capital appreciation. Portfolio turnover rates may also increase as a result of the need for the Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND:

     Investment Objective: The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

     Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less that appear undervalued by various measures, such as price/earnings or price/book value ratios.

     Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Fund's investment objective and policies. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

     In managing the Fund, the Sub-advisor will apply a value investment approach. Value investors seek to buy a stock (or other security) when its price is low relative to its perceived worth. They hope to identify companies whose stocks are currently out of favor or are not followed closely by stock analysts. Often these stocks have above-average yields and offer the potential for capital appreciation as other investors recognize their intrinsic value and drive up their prices. Some of the principal measures used to identify such stocks are:

     (i) Price/Earnings Ratio. Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

     (ii) Price/Book Value Ratio. This ratio, calculated by dividing a stock's price by its book value per share, indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

     (iii) Dividend Yield. Value investors look for undervalued assets. A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.

     (iv) Price/Cash Flow. Dividing a stock's price by the company's cash flow per share, rather than its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

     (v) Undervalued Assets. This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

     (vi) Restructuring Opportunities. The market can react favorably to the announcement or the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.

     Risks of a Value Approach to Small-Cap Investing. Small companies -- those with a capitalization (market value) of $1 billion or less -- may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Small-capitalization stocks are less actively followed by stock analysts than are larger-capitalization stocks, and less information is available to evaluate small-cap stock prices. As a result, compared with larger-capitalization stocks, there may be greater variations between the current stock price and the estimated underlying value, which could represent greater opportunity for appreciation.

     Investing in small companies involves greater risk as well as greater opportunity than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. In addition, a value approach to investing includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

     Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     Convertible Securities and Warrants. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

     Foreign Securities. The Fund may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Some of the countries in which the Fund may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in investing in foreign securities, in general, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Foreign Currency Transactions. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." For a discussion of foreign currency contracts, certain risks involved therein, and the risks of currency fluctuations generally, see this Prospectus and the Company's SAI under "Certain Risks Factors and Investment Methods."

     Fixed Income Securities. The Fund may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

     High-Yield/High-Risk Investing. The Fund will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Fund would have more than 5% of its total assets invested in such securities. For a discussion of the risks involved in investing in high-yield lower-rated debt securities, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Hybrid Instruments. The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrids can have volatile prices and limited liquidity and their use by the Fund may not be successful. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. For a discussion of hybrid investments, see the Company's SAI under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may acquire illiquid securities (no more than 15% of net assets). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Private Placements (Restricted Securities). These securities are sold directly to a small number of investors usually institutions. Unlike public offerings, such securities are not registered with the Commission. Although certain of these securities may be readily sold, for example under Rule 144A, the sale of others may involve substantial delays and additional costs. Subject to guidelines promulgated by the Directors of the Company, the Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities do not include securities eligible for resale under Rule 144A that have been determined by the Sub-advisor to be liquid under guidelines promulgated by the Directors of the Company. For a discussion of illiquid and restricted securities, and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Cash Position. The Fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

     Borrowing. The Fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be collateralized with Fund assets, subject to restrictions. For an additional discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

     Futures and Options. The Fund may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Fund will not use futures contracts for leveraging purposes. The Fund may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Fund's securities or currencies covering call or put options will not exceed 25% of the Fund's total assets. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

ASAF NEUBERGER&BERMAN MID-CAP GROWTH FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         The Fund invests in a diversified portfolio of common stocks believed to have the maximum potential for long-term above-average capital appreciation. Under normal conditions, the Fund primarily invests in the common stocks of medium capitalization companies ("mid-cap companies"). Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies. The Company may revise this definition based on market conditions. Although the Fund will invest primarily in the common stocks of mid-cap companies, investments may be made in the securities of larger, widely traded companies ("large-cap companies") as well as smaller, less well-known companies ("small-cap companies"). At times, markets may favor the relative safety of larger capitalization securities and the greater growth potential of smaller capitalization securities over medium capitalization securities. The Fund does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-cap companies. However, small- and mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices may fluctuate more widely and abruptly. Any such movements in stocks held by the Fund would be reflected in the Fund's net asset value. Small- and mid-cap company stocks are also less researched than large-cap company stocks and are often overlooked in the market.

         The Fund is normally managed using a growth-oriented investment approach. A growth approach seeks stocks of companies that the Sub-advisor projects will grow at above-average rates and faster than others expect. The Fund's growth investment program involves greater risks and share price volatility than programs that invest in more undervalued securities. When the Sub-advisor believes that particular securities have greater potential for long-term capital appreciation, the Fund may purchase such securities at prices with higher multiples to measures of economic value (such as earnings or cash flow) than an investor focusing primarily on current fundamental value. These multiples, however, tend to be reasonable relative to the Sub-advisor's expectation of the company's earnings growth rate.

         In selecting equity securities for the Fund, the Sub-advisor will consider, among other factors, an issuer's financial strength, competitive position, projected future earnings, management strength and experience, reasonable valuations, and other investment criteria. The Fund diversifies its investments among companies and industries.

         An investment in the Fund involves certain risks, depending upon the types of investments it makes. Although equity securities are normally the Fund's primary investment, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and Agency Securities, investment grade and non-investment grade debt securities, or money market instruments, or may retain assets in cash or cash equivalents. The Fund may not necessarily buy any or all of the types of securities or use any or all of the investment techniques that are described below. As discussed in more detail below, special risk factors apply to certain investments that may be made by the Fund, including investments in foreign securities, options and futures contracts, zero coupon bonds and debt securities rated below investment grade. As part of its strategy to achieve long-term capital appreciation, the Fund may invest up to 20% of its net assets in securities of issuers organized and doing business principally outside the United States. Up to 10% of the Fund's net assets, measured at the time of investment, may be invested in corporate debt securities that are below investment grade, but rated at least C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or comparable unrated securities. The use of hedging or other techniques is discretionary and no representation is made that the risk of the Fund will be reduced by the techniques discussed below.

         Short-Term Trading; Portfolio Turnover. While the Sub-advisor does not purchase securities with the intention of profiting from short-term trading, the Fund may sell portfolio securities when the Sub-advisor believes that such action is advisable. Therefore, the Fund may have higher portfolio turnover than other mutual funds with similar objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

         Cash Investments. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents, U.S. Government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. To the extent that the Fund is invested in these temporary defensive instruments, it will not be pursuing its investment objective.

         Fixed Income Securities. The Fund may invest in fixed income or debt securities, the value of which are likely to decline in times of rising interest rates and rise in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security.

         High quality debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Rating Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, or Duff & Phelps Credit Rating Co. in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency securities, have been determined by the Sub-advisor to be of comparable quality. Investment grade debt securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories or, if unrated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities. Securities rated by Moody's in its fourth highest category (Baa) may have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

         Lower-Rated Fixed Income Securities. Debt securities rated below the fourth highest category by all NRSROs that have rated them, and comparable unrated securities, are considered to be below investment grade. The Fund may invest up to 10% of its net assets, measured at the time of investment, in debt securities that are below investment grade or comparable unrated securities, but may not invest in securities rated below C by Moody's or S&P at the time of investment. Securities rated below investment grade ("junk bonds") are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such securities may be considered predominantly speculative, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured.

         Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. In the case of lower-rated securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. The Sub-advisor will invest in such securities only when it concludes that the anticipated return to the Fund on such an investment warrants exposure to the additional level of risk

         If the quality of any fixed income securities held by the Fund deteriorates so that they no longer are rated at least C by Moody's or S&P, or, if unrated, are determined by the Sub-advisor to no longer be of comparable quality, the Fund will engage in an orderly disposition of the securities to the extent necessary to ensure that the Fund's holdings of such securities will not exceed 5% of its net assets.

         For an additional discussion of the risks involved in lower-rated bonds, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods." For an additional description of the ratings services' securities ratings, see the Appendix the Company's SAI.

         Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Many convertible securities are rated below investment grade, or are unrated.

         Zero Coupon Securities. Zero coupon securities do not pay interest currently; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     U.S. Government and Agency Securities. U.S. Government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government agency securities are issued or guaranteed by U.S. Government agencies, instrumentalities, or other U.S. Government-sponsored enterprises, such as the Government National Mortgage Association (commonly known as "Ginnie Mae"), Fannie Mae, formerly Federal National Mortgage Association, Freddie Mac, formerly Federal Home Loan Mortgage Corporation, Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Agency securities may be backed by the full faith and credit of the United States, the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government and agency securities include U.S. Government and agency mortgage-backed securities. The market prices of U.S.
Government and agency securities are not guaranteed by the government and generally fluctuate inversely with changing interest rates.

         Borrowings. As a non-fundamental policy, the Fund may not purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. In addition, the Fund is subject to the fundamental restriction on borrowing described in the Company's SAI under " Fundamental Investment Restrictions."

         Illiquid, Restricted and Rule 144A Securities. Subject to guidelines established by the Board of Directors of the Company, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Sub-advisor, acting pursuant to the guidelines established by the Board of Directors, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions which could be costly to the Fund.

     Foreign Securities. The Fund may invest in U.S. dollar-denominated foreign securities. Foreign securities are those of issuers organized and doing business principally outside the U.S., including non-U.S. governments, their agencies, and instrumentalities. The Fund may invest in foreign securities denominated in or indexed to foreign currencies, which may also be affected by the fluctuation of the foreign currencies relative to the U.S. dollar. . The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities of foreign issuers. In addition, the Fund may enter into forward foreign currency contracts or futures contracts (agreements to exchange one currency for another at a future date) and related options to manage currency risks and to facilitate transactions in foreign securities.

         The Fund may only invest up to 20% of the value of its total assets, measured at the time of investment, in foreign securities. The 20% limitation does not apply with respect to foreign securities that are denominated in U.S. dollars.

     The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         Investments in foreign securities could be affected by factors generally not thought to be present in the U.S. Such factors include, but are not limited to, varying custody, brokerage and settlement practices; difficulty in pricing some foreign securities; and potentially adverse local, political, economic, social, or diplomatic developments, the investment significance of which may be difficult to discern.

         In addition, the risks of investing in securities of foreign companies and governments include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain portfolio securities irrespective of the performance of the underlying investment. Investments in depositary receipts (whether or not denominated in U.S. dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency. All of the foregoing risks may be intensified in emerging industrialized and less developed countries.

         For an additional discussion of foreign securities and the risks involved therein, including the risks of currency fluctuations, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Fund may enter into forward contracts in order to protect against adverse changes in foreign currency exchange rates, to facilitate transactions in foreign securities and to repatriate dividend or interest income received in foreign currencies. The Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar.

         If the Fund enters into a forward contract to sell foreign currency, it may be required to place cash, fixed income or equity securities in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. Although these contracts can protect the Fund from adverse exchange rates, they involve risk of loss if the Sub-advisor fails to predict foreign currency values correctly. For an additional discussion of forward contracts and their risks, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         Put and Call Options, Futures Contracts, Options on Futures Contracts. The Fund may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, may purchase call options in related closing transactions, and may also purchase put options on portfolio securities or foreign currencies. When the Fund writes a covered call option against a security, the Fund is obligated to sell that security to the purchaser of the option at a fixed price at any time during a specified period if the purchaser decides to exercise the option. The maximum price the seller may realize on the security during the option period is the fixed price. The seller continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.

         The Fund may enter into futures contracts on debt securities, interest rates, and securities indices, and may purchase and sell options on such contracts on both the U.S. and foreign exchanges for hedging and non-hedging purposes.

         The Fund may purchase and write put and call options on foreign currencies to protect against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on foreign currencies to cross-hedge. In addition, the Fund may purchase call or put options on currencies for non-hedging purposes when the Sub-advisor expects that a currency will appreciate or depreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. Options on foreign currencies may be traded on U.S. or foreign exchanges or over-the-counter. Options on foreign currencies that are traded in the over-the-counter market may be considered to be illiquid securities and subject to the Fund's restrictions on illiquid securities.

         The Fund will not write a call option on a security or currency unless it owns the underlying security or currency or has the right to obtain it at no additional cost. In addition to writing covered call options, the Fund may write put options on any securities in which it may invest or options on any securities index based on securities in which the Fund may invest.

         The use of futures contracts and the writing and purchasing of options are highly specialized activities that involve investment techniques and risks different from those associated with ordinary securities transactions, including transactional expense, price volatility and a high degree of leverage. The writing of options could result in significant increases in the Fund's turnover rate. When the Fund uses futures or writes options, the Fund will place cash, fixed income or equity securities in a segregated account or will "cover" its position to the extent required by SEC staff policy. The use of these techniques therefore could result in the inability of the Fund to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the need for the Fund to sell a security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities. Futures and options contracts are considered derivatives.

         For an additional discussion of options and their risks, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         Forward Commitments and When-Issued Securities. In a when-issued or forward commitment transaction, the Fund commits to purchase securities in order to secure an advantageous price and yield at the time of the commitment and pays for the securities when they are delivered at a future date (generally within two months). If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. When issued securities or securities subject to a forward commitment may decline or increase in value during the period from the Fund's investment commitment to the settlement of the purchase, which may magnify fluctuation in the Fund's net asset value.

         Repurchase Agreements. Subject to guidelines established by the Board of Directors of the Company, the Fund may enter into repurchase agreements. The Fund may enter into repurchase agreements on up to 25% of its net assets. In a repurchase agreement, the Fund buys a security from a Federal Reserve member bank, or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Fund's investment policies and limitations. Under the repurchase agreement guidelines, the Sub-advisor monitors the creditworthiness of repurchase agreement sellers. For an additional discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or a securities dealer and at the same time agrees to repurchase the same securities at a higher price on a specific date. During the period before the repurchase, the Fund continues to receive principal and interest payments on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. The Sub-advisor monitors the creditworthiness of parties to reverse repurchase agreements. For an additional discussion of reverse repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

ASAF NEUBERGER&BERMAN MID-CAP VALUE FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         The Fund seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. The Fund invests principally in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. A value-oriented portfolio manager buys stocks that are selling at a price that is lower than what the manager believes they are worth. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.

         Fund managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets). The Sub-advisor looks for securities believed to be undervalued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle.

         The Sub-advisor believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also contemplates selling portfolio securities when they are considered to have reached their potential.

         The Sub-advisor considers additional factors when selecting securities for the Fund, including ownership by a company's management of the company's stock and the dominance of a company in its particular field.

         In addition to investing in the stocks of medium capitalization companies ("mid-cap companies") and large capitalization companies ("large-cap companies"), investments may be made in smaller, less well-known companies ("small-cap companies"). Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-cap companies. However, small- and mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices may fluctuate more widely and abruptly. Any such movements in stocks held by the Fund would be reflected in the Fund's net asset value. Small- and mid-cap company stocks are also less researched than large-cap company stocks and are often overlooked in the market.

         An investment in the Fund involves certain risks, depending upon the types of investments it makes. Although the Fund ordinarily invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and agency securities, debt securities, or money market instruments, or may retain assets in cash or cash equivalents. The Fund may not necessarily buy any or all of the types of securities or use any or all of the techniques that are described below. As discussed in more detail below, special risk factors apply to certain investments that may be made by the Fund, including investments in foreign securities, options contracts, zero coupon bonds, and debt securities rated below investment grade. Up to 15% of the Fund's net assets, measured at the time of investment, may be invested in corporate debt securities that are below investment grade or in comparable unrated securities. The use of hedging or other techniques is discretionary and no representation is made that the risk of the Fund will be reduced by the techniques discussed below.

         Short-Term Trading; Portfolio Turnover. While the Sub-advisor does not purchase securities with the intention of profiting from short-term trading, the Fund may sell portfolio securities when the Sub-advisor believes that such action is advisable. Therefore, the Fund may have higher portfolio turnover than other mutual funds with similar objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

         Cash Investments. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents, U.S. Government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. To the extent that the Fund is invested in these temporary defensive instruments, it will not be pursuing its investment objective.

         Fixed Income Securities. The Fund may invest in fixed income or debt securities, the value of which are likely to decline in times of rising interest rates and rise in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security.

         High quality debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Rating Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, or Duff & Phelps Credit Rating Co. in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency securities, have been determined by the Sub-advisor to be of comparable quality. Investment grade debt securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories or, if unrated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities. Securities rated by Moody's in its fourth highest category (Baa) may have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

         Lower-Rated Fixed Income Securities. Debt securities rated below the fourth highest category by all NRSROs that have rated them, and comparable unrated securities, are considered to be below investment grade. The Fund may invest up to 15% of its net assets, measured at the time of investment, in debt securities that are below investment grade or comparable unrated securities. Securities rated below investment grade ("junk bonds") are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such securities may be considered predominantly speculative, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured.

         Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. In the case of lower-rated securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. The Sub-advisor will invest in such securities only when it concludes that the anticipated return to the Fund on such an investment warrants exposure to the additional level of risk.

         For an additional discussion of the risks involved in lower-rated bonds, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods." For an additional description of the ratings services' securities ratings, see the Appendix to the Company's SAI.

         Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Many convertible securities are rated below investment grade, or are unrated.

         Zero Coupon Securities. Zero coupon securities do not pay interest currently; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     U.S. Government and Agency Securities. U.S. Government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government agency securities are issued or guaranteed by U.S. Government agencies, instrumentalities, or other U.S. Government-sponsored enterprises, such as the Government National Mortgage Association (commonly known as "Ginnie Mae"), Fannie Mae, formerly Federal National Mortgage Association, Freddie Mac, formerly Federal Home Loan Mortgage Corporation, Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Agency securities may be backed by the full faith and credit of the United States, the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government and agency securities include U.S. Government and agency mortgage-backed securities. The market prices of U.S.
Government and agency securities are not guaranteed by the government and generally fluctuate inversely with changing interest rates.

         Borrowings. As a non-fundamental policy, the Fund may not purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. In addition, the Fund is subject to the fundamental restriction on borrowing described in the Company's SAI under "Fundamental Investment Restrictions."

         Illiquid, Restricted and Rule 144A Securities. Subject to guidelines established by the Board of Directors of the Company, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Sub-advisor, acting pursuant to the guidelines established by the Board of Directors, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions which could be costly to the Fund.

     Foreign Securities. The Fund may invest in U.S. dollar-denominated foreign securities. Foreign securities are those of issuers organized and doing business principally outside the U.S., including non-U.S. governments, their agencies, and instrumentalities. The Fund may invest in foreign securities denominated in or indexed to foreign currencies, which may also be affected by the fluctuation of the foreign currencies relative to the U.S. dollar. The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities of foreign issuers. In addition, the Fund may enter into forward foreign currency contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities.

         The Fund may only invest up to 10% of the value of its total assets, measured at the time of investment, in foreign securities. The 10% limitation does not apply with respect to foreign securities that are denominated in U.S. dollars.

     The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         Investments in foreign securities could be affected by factors generally not thought to be present in the U.S. Such factors include, but are not limited to, varying custody, brokerage and settlement practices; difficulty in pricing some foreign securities; and potentially adverse local, political, economic, social, or diplomatic developments, the investment significance of which may be difficult to discern.

         In addition, the risks of investing in securities of foreign companies and governments include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain portfolio securities irrespective of the performance of the underlying investment. Investments in depositary receipts (whether or not denominated in U.S. dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency. All of the foregoing risks may be intensified in emerging industrialized and less developed countries.

         For an additional discussion of foreign securities and the risks involved therein, including the risks of currency fluctuations, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Fund may enter into forward contracts in order to protect against adverse changes in foreign currency exchange rates, to facilitate transactions in foreign securities and to repatriate dividend or interest income received in foreign currencies. The Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar.

         If the Fund enters into a forward contract to sell foreign currency, it may be required to place cash, fixed income or equity securities in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. Although these contracts can protect the Fund from adverse exchange rates, they involve risk of loss if the Sub-advisor fails to predict foreign currency values correctly. For an additional discussion of forward contracts and their risks, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         Covered Call Options. The Fund may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio having a market value not exceeding 10% of its net assets and may purchase call options in related closing transactions. When the Fund writes a covered call option against a security, the Fund is obligated to sell that security to the purchaser of the option at a fixed price at any time during a specified period if the purchaser decides to exercise the option. The maximum price the seller may realize on the security during the option period is the fixed price. The seller continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.

         Options are considered derivatives. For an additional discussion of options and their risks, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         When-Issued Securities. In a when-issued transaction, the Fund commits to purchase securities in order to secure an advantageous price and yield at the time of the commitment and pays for the securities when they are delivered at a future date (generally within two months). If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. When issued securities may decline or increase in value during the period from the Fund's investment commitment to the settlement of the purchase, which may magnify fluctuation in the Fund's net asset value.

         Repurchase Agreements. Subject to guidelines established by the Board of Directors of the Company, the Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security from a Federal Reserve member bank, or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Fund's investment policies and limitations. Under the repurchase agreement guidelines, the Sub-advisor monitors the creditworthiness of repurchase agreement sellers. For an additional discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or a securities dealer and at the same time agrees to repurchase the same securities at a higher price on a specific date. During the period before the repurchase, the Fund continues to receive principal and interest payments on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. The Sub-advisor monitors the creditworthiness of parties to reverse repurchase agreements. For an additional discussion of reverse repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         Short Sales Against-the-Box. The Fund may make short sales against-the-box. To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund then is obligated to replace the security borrowed at a later date. A short sale is "against-the-box" when, at all times during which a short position is open, the Fund owns an equal amount of such securities, or owns securities giving it the right, without payment of additional consideration, to obtain an equal amount of securities sold short. Short sales against-the-box allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND:

     Investment Objective: The investment objective of the Fund is to seek capital appreciation.

Investment Policies:

             The Fund will invest primarily in growth companies believed by the Sub-advisor to have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

             In selecting investments for the Fund, the Sub-advisor's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. The Sub-advisor may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of (1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company, (4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. The Sub-advisor also may use similar factors to identify stocks which it believes to be overvalued, and may engage in short sales of such securities.

             The Fund may also engage in the following investment practices, each of which involves certain special risks.

             Investments in Smaller Companies. The Fund may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

             Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Fund to dispose of such securities may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Sub-advisor would otherwise have sold the security. It is possible that the Sub-advisor or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Fund. The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Short Sales. When the Sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales must be fully collateralized, and the Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Fund exceeds 25% of its total assets. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

             Foreign Securities. The Fund may invest up to 35% of its net assets in securities principally traded in foreign markets. The Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

             The Fund may also at times invest a substantial portion of its assets in securities of issuers in developing countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, the Fund may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Fund to the credit risk of their counterparties in trading those investments. For a discussion of the risks involved in investing in developing countries and investing in foreign securities in general, including the risk of currency fluctuations, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Debt Securities. The Fund may invest in debt securities from time to time, if the Sub-advisor believes that such investments might help achieve the Fund's investment objective. The Sub-advisor expects that under normal circumstances the Fund will not likely invest a substantial portion of its assets in debt securities.

             The Fund will invest only in securities rated "investment grade" or considered by the Sub-advisor to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. For a description of Moody's and S&P's rating categories, see the Appendix to the Company's SAI.

             The Fund may also invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

             The Fund will not  necessarily  dispose of a security when its debt rating  is  reduced  below  its  rating at the time of  purchase,  although  the
Sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

             Options and Futures. The Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Fund may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

             The Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Fund will be able to utilize these instruments effectively for the purposes stated above.

             The Fund expects that its options and futures transactions generally will be conducted on recognized exchanges. The Fund may in certain instances purchase and sell options in the over-the-counter markets. The Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     Index Futures and Options. The Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss. The Fund may also buy and sell index futures and options to increase its investment return.

     LEAPs and BOUNDs. The Fund may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Fund will not purchase these options with respect to more than 25% of the value of its net assets.

             For a discussion of options and futures and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Sector Concentration. At times, the Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Fund would only concentrate its investments in a particular market sector if the Sub-advisor were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector. The Fund may not concentrate its assets in securities of issuers having their principal business activities in a single industry.

             Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Defensive Strategies. At times, the Sub-advisor may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Sub-advisor believes to be consistent with the Fund's best interests.

     Portfolio Turnover. The Fund may have higher portfolio turnover than other mutual funds with similar objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

ASAF MARSICO CAPITAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth. This is a fundamental objective of the Fund. Income realization is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

             The Fund will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies. The Fund may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Fund perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on its idle cash.

             Although it is the general policy of the Fund to purchase and hold securities for capital growth, changes in the Fund will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Fund changes may be effected for other reasons. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Fund's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. In such circumstances, investment income will increase and may constitute a large portion of the return on the Fund and the Fund will not participate in the market advances or declines to the extent that it would if it were fully invested.

             The Fund may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

             Foreign Securities. The Fund may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. For a discussion of depositary receipts and the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Debt Securities. Debt securities that the Fund may purchase include
corporate   bonds  and   debentures,   government   securities,   mortgage-  and
asset-backed securities, zero-coupon bonds, index/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. The Fund will not invest more than 5% of its total assets in lower-rated high-yield bonds
 . The Fund will not invest more than 25% of its total  assets in  mortgage-  and
asset-backed  securities.   For  a  discussion  of  mortgage-  and  asset-backed
securities and their risks, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         Zero coupon, Pay-in-kind, and Step Coupon Securities. The Fund may invest up to 10% of its total assets in zero coupon, pay-in-kind and step coupon securities in the aggregate. Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued. The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities.

         Index/structured Securities. The Fund may invest without limit in index/structured securities, which are debt securities, typically with short to intermediate terms, whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

         Lower-Rated High-Yield Bonds. The Fund may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. The Fund may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Fund's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as increasing the Fund's income or otherwise enhancing return. The Fund will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Fund will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations. For an additional discussion of futures and options transactions and certain risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Directors of the Company, the Fund may enter into repurchase agreements, which involve the purchase of a security by the Fund and a simultaneous agreement (with a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. The Fund's repurchase agreements will at all times be fully collateralized. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Fund is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed Delivery and Forward Transactions. The Fund may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Directors of the Company, the Fund may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing. Subject to the Fund's restrictions on borrowing, the Fund may borrow money from banks. For a discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

ASAF JANUS CAPITAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

             The Fund will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Fund's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. The Fund may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Fund perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on its idle cash. The Fund may also invest in money market funds managed by the Sub-advisor as a means of receiving a return on idle cash. Debt securities that the Fund may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), government securities, mortgage- and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. For a discussion of other investment companies (including money market funds), lower-rated securities, mortgage-backed and asset-backed securities and zero coupon bonds, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Although it is the general policy of the Fund to purchase and hold securities for capital growth, changes in the Fund will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. In such circumstances, investment income will increase and may constitute a large portion of the return on the Fund and the Fund will not participate in the market advances or declines to the extent that it would if it were fully invested.

             The Fund may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

             Foreign Securities. The Fund may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. No more than 25% of the Fund's assets may be invested in foreign securities denominated in foreign currency and not publicly traded in the United States. For a discussion of depositary receipts and the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Futures, Options and Other Derivative Instruments. Subject to certain limitations, the Fund may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Fund's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as increasing the Fund's income or otherwise enhancing return. The Fund will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Fund will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations. For an additional discussion of futures and options transactions and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements, which involve the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. The Fund's repurchase agreements will at all times be fully collateralized. Pursuant to an exemptive order granted by the Commission, the Fund and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Reverse Repurchase Agreements. The Fund is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             When-Issued, Delayed Delivery and Forward Transactions. The Fund may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

             Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Lower-Rated High-Yield Bonds. The Fund may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Borrowing. Subject to the Fund's restrictions on borrowing, the Fund may also borrow money from banks. For a discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

             Portfolio Turnover. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Fund may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

ASAF LORD ABBETT GROWTH AND INCOME FUND:

     Investment Objective: The investment objective of the Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Investment Policies:

             The Sub-advisor will try to keep the Fund's assets invested in those securities which are selling at reasonable prices in relation to value. To do so, the Fund may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they carry excessive risk. The Sub-advisor will try to anticipate major changes in the economy and select stocks for the Fund which it believes will benefit most from these changes.

             The Fund normally will invest in common stocks (including securities convertible into common stocks) of seasoned companies which are expected to show above-average growth and which the Sub-advisor believes to be in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks held over long periods of time have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

             The Sub-advisor will be constantly balancing the opportunity for profit against the risk of loss for the Fund. In the past, very few industries have continuously provided the best investment opportunities. The Sub-advisor will take a flexible approach and adjust the Fund to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Fund will sell securities that the Sub-advisor judges to be overpriced and reinvest the proceeds in other securities which the Sub-advisor believes offer better values.


             At such times that the Sub-advisor deems appropriate and consistent with this Fund's investment objective, the Fund may: (a) write covered call options which are traded on a national securities exchange with respect to securities in the Fund; (b) invest up to 10% of the Fund's net assets (at the time of investment) in foreign securities; and (c) invest in straight bonds and other debt securities, including lower-rated high-yield bonds. It is not intended for the Fund to write covered call options with respect to securities with an aggregate market value of more than 10% of the Fund's net assets at the time an option is written. For a discussion of the risks involved in options transactions and in investing in lower-rated high-yield debt securities or foreign securities, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods." For an additional description of covered options, see the Company's SAI under "Investment Objectives and Policies."


             The Fund will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Fund may invest in short-term debt and other high quality fixed-income securities.

             Lower-Rated High-Yield Bonds. The Fund may invest no more than 5% of its net assets (at the time of investment) in lower-rated (BB/Ba or lower) high-yield bonds. For a description of these instruments and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Subject to guidelines promulgated by the Directors of the Company, the Sub-advisor may determine that certain securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 are liquid and therefore not subject to this limitation. For a discussion of these instruments and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Fund and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

ASAF INVESCO EQUITY INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

             The Fund seeks to achieve its objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation. The Fund normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign issuers. Up to 10% of the Fund's assets may be invested in equity securities that do not pay regular dividends. The Fund also will invest in convertible bonds, preferred stocks and debt securities. In periods of uncertain market and economic conditions, as determined by the Directors of the Company, the Fund may depart from the basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash.

             The Fund's investments in common stocks may, of course, decline in value. To minimize the risk this presents, the Sub-advisor only invests in common stocks and equity securities of domestic and foreign issuers which are marketable; and will not invest more than 5% of the Fund's assets in the securities of any one company or more than 25% of the Fund's assets in any one industry.

             Debt Securities. The Fund's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Fund's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation ("Standard & Poor's) or Moody's Investors Services, Inc. ("Moody's") and unrated debt securities, other than Government National Mortgage Association modified pass-through certificates.

             In order to decrease its risk in investing in debt securities, the Fund will invest no more than 15% of its assets in debt securities rated below AAA, AA, A or BBB by Standard & Poor's, or Aaa, Aa, A or Baa by Moody's, and in no event will the Fund ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. Lower rated bonds by Moody's (categories Ba, B,
Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B,
CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
For a description securities ratings, see the Appendix to the Company's SAI.

             While the Sub-advisor will monitor all of the debt securities in the Fund for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Fund a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Fund's basic objectives and policies may be disposed of when they are no longer suitable. As a result, the Fund's annual portfolio turnover rate may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

             Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy. A repurchase agreement is a means of investing moneys for a short period. In a repurchase agreement, the Fund acquires a debt instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Directors of the Company. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities. The Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements maturing in seven days or less.

             Lending Portfolio Securities. The Fund also may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies, equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Sub-advisor monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33 1/3% of the Fund's total net assets (taken at market value). For an additional discussion of the Fund's limitations on lending and certain risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

             Foreign Securities. The Fund may invest up to 25% of its total assets in foreign securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. The Fund may invest in countries considered to be developing which may involve special risks. For a discussion of these risks and the risks of investing in foreign securities, in general, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may invest up to 15% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation. For a discussion of restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

             It is the Sub-advisor's intention to maintain approximately 60% of the Fund's assets in common stocks that are considered by the Sub-advisor to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities.

             Equity Investments. With the equity portion of the Fund, the Sub-advisor seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenue acceleration) and have, in the opinion of the Sub-advisor, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the Sub-advisor intends to keep the equity portion of the Fund fully invested in these securities regardless of the movement of stock prices generally.

             The Sub-advisor selects, for the equity portion of the Fund, securities of companies whose earnings and revenue trends meet the Sub-advisor's standards of selection. The size of the companies in which the Fund invests tends to give it its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that the volatility of the Fund will be impacted by the size of companies in which it invests.

             Fixed Income Investments. The Sub-advisor intends to maintain approximately 40% of the Fund's assets in fixed income securities, approximately 80% of which will be invested in domestic fixed income securities and approximately 20% of which will be invested in foreign fixed income securities. This percentage will fluctuate from time to time and may be higher or lower depending on the mix the Sub-advisor believes will provide the most favorable outlook for achieving the Fund's objectives. A minimum of 25% of the Fund's assets will be invested in fixed income senior securities.

             The fixed income portion of the Fund will include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The Fund may also invest in mortgage-related and other asset-backed securities. As with the equity portion of the Fund, the bond portion of the Fund will be diversified among the various types of fixed income investment categories described above. The Sub-advisor's strategy is to actively manage the Fund by investing the Fund's assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

             The value of fixed income securities fluctuates based on changes in interest rates, currency values and the credit quality of the issuer. The Sub-advisor will actively manage the Fund, adjusting the weighted average portfolio maturity as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of the Fund may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the Fund's net asset value. When interest rates are falling and bond prices are rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.

             Debt  securities  that  comprise  part of the Fund's  fixed  income portfolio will primarily be limited to "investment grade" obligations. However, the Fund may invest up to 10% of its fixed income assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances. "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality. For a description of securities ratings, see the Appendix to the Company's SAI.

             There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Fund may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Sub-advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Fund. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

     Under normal market conditions, the maturities of fixed-income securities in which the Fund invests will range from 2 to 30 years.

             In determining the allocation of assets among U.S. and foreign capital markets, the Sub-advisor considers the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. In selecting securities in foreign currencies, the Sub-advisor considers, among other factors, the impact of foreign exchange rates relative to the U.S. dollar value of such securities. The Sub-advisor may seek to hedge all or a part of the Fund's foreign currency exposure through the use of forward foreign currency contracts or options thereon.

             Foreign Securities. The Fund may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies primarily from developed markets, when these securities meet its standards of selection. The Fund may make such investments either directly in foreign securities, or by purchasing depositary receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

             The Fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic securities purchased by the Fund are also applicable to its foreign securities investments. For a discussion of certain risks involved in investing in foreign securities, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Forward Currency Exchange Contracts. Some of the foreign securities held by the Fund may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Fund may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the Fund.

             To protect against adverse movements in exchange rates between currencies, the Fund may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts. A forward currency exchange contract obligates the Fund to purchase or sell a specific currency at a future date at a specific price. An option is a contractual right to acquire a financial asset, such as a security, the securities of a market index, a foreign currency or a foreign currency exchange contract, at a specified price at the end of a specified term. The Fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Fund's positions generally. By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

             When the Sub-advisor believes that a particular currency may decline in value compared to the U.S. dollar, the Fund may enter into forward currency exchange contracts to sell the value of some or all of the Fund's securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency. The Fund will make use of the portfolio hedging to the extent deemed appropriate by the Sub-advisor. However, it is anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

             If the Fund enters into a forward contract, the Fund, when required, will instruct its custodian bank to segregate cash or other liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Fund's commitment. At any given time, no more than 10% of the Fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

             Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the Fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar. For an additional discussion of foreign currency exchange contracts, certain risks involved therein and the risks of currency fluctuations generally, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Mortgage-Related and Other Asset-Backed Securities. The Fund may purchase mortgage-related and other asset-backed securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).

             Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government in the case of securities guaranteed by the Government National Mortgage Association (GNMA), or guaranteed by agencies or instrumentalities of the U.S. government in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

             Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

             The Fund may also  invest in  collateralized  mortgage  obligations
(CMOs). CMOs are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. The Fund may buy CMOs that are:
(i) collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government; (ii) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. For a discussion of certain risks involved in mortgage related and other asset-back securities, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Portfolio Turnover. Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the Fund's objectives. The rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated. The portfolio turnover of the Fund may be higher than other mutual funds with similar investment objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

             Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Fund.

             The Fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Directors of the Company. The Fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Derivative  Securities.  To the extent  permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

             Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

             There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

             The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the Fund may not invest in oil and gas leases or futures. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

             There are a range of risks associated with derivative investments, including: the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-advisor anticipates; the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and the risk that the counterparty will fail to perform its obligations. For a discussion of certain risks involved in investing in derivative securities, including futures and options contracts, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             When-Issued Transactions. The Fund may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the Sub-advisor, such purchases will further the investment objectives of the Fund. For a discussion of when-issued securities and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

             Short Sales. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

             The Fund may make a short sale when it wants to sell the security it owns at a current attractive price but also wishes to defer recognition of gain or loss for federal income tax purposes, and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code") and Regulations.

             Rule 144A  Securities.  The Fund may,  from time to time,  purchase
Rule 144A securities when they present attractive investment opportunities that otherwise meet the Fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

             With respect to securities eligible for resale under Rule 144A, the Staff of the Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Directors of the Company are responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Directors of the Company have delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Sub-advisor. The Directors retain the responsibility to monitor the implementation of the guidelines and procedures they have adopted.

             Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Sub-advisor will consider appropriate remedies to minimize the effect on the Fund's liquidity. The Fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares). For an additional discussion of Rule 144A securities and illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment Objective: The investment objective of the Fund is to seek high current income by investing primarily in fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations. Lower-rated debt obligations are generally considered to be high risk investments.

Investment Policies:

             The Fund will invest at least 65% of its assets in lower-rated (BBB or lower) corporate debt obligations. Under normal circumstances, the Fund will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Fund may invest include, but are not limited to: preferred stocks, convertible securities, bonds, debentures, notes, equipment lease certificates and equipment trust certificates.

             Other permitted investments for the Fund currently include, but are not limited to, the following: commercial paper; obligations of the United States; notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration; time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks; bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Fund cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either
(1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

             The corporate debt obligations in which the Fund may invest are generally rated BBB or lower by Standard & Poor's Corporation ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Sub-advisor to be of comparable quality. For a description of securities ratings, see the Appendix to the Company's SAI. There is no lower limit with respect to rating categories for securities in which the Fund may invest.

             Special Risks of Lower-Rated Debt Obligations or "Junk Bonds." The corporate debt obligations in which the Fund invests are usually not in the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's and Aaa, Aa or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Fund, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default.

             Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk of loss of principal and interest associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

             As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities. An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

             The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Certain institutions, including federally insured savings and loan associations, may not legally purchase and hold lower-rated bonds, which could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Fund. For an additional discussion of the risks involved in lower-rated securities, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Illiquid and Restricted Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may acquire securities which are subject to legal or contractual delays, restrictions and costs on resale. As a matter of investment policy which can be changed without shareholder approval, the Fund will not invest more than 15% of its net assets in illiquid securities, which include certain private placements not determined to be liquid under criteria established by the Directors of the Company and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For an additional discussion of illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. For an additional discussion of these transactions and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

             Temporary Investments. The Fund may also invest all or a part of its assets temporarily in cash or cash items during time of unusual market conditions for defensive purposes or to maintain liquidity. Cash items may include, but are not limited to: certificates of deposit; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and repurchase agreements.

             Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements and certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. For an additional discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

             Zero Coupon Bonds. The Fund may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.

             Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund. For an additional discussion of zero coupon bonds, see the Company's SAI under "Certain Risk Factors and Investment Methods."

             Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities which are not publicly traded in the United States. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Convertible Securities. The Portfolio may invest in convertible securities. Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable
Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

             Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Portfolio does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held by the Portfolio.

             Real Estate Investment Trusts. The Portfolio may invest in securities issued by real estate investment trusts, which may include lower-rated debt obligations and the other types of securities in which the Portfolio may invest. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of a single project or a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts and by the quality of any credit they extend.

             Reducing Risks of Lower-Rated Securities. The Sub-advisor believes that the risks of investing in lower-rated securities may be reduced. There can, however, be no assurances that such risks will actually be reduced by the following methods. The professional portfolio management techniques used by the Sub-advisor to attempt to reduce these risks include:

     Credit Research. The Sub-advisor will perform its own credit analysis in addition to using nationally recognized rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

     Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

ASAF TOTAL RETURN BOND FUND:

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

             In selecting securities for the Fund, the Sub-advisor will utilize economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets and other factors. The Fund will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and commercial paper; mortgage and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, and loan participations; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

             The  Fund  will  invest  in  fixed-income   securities  of  varying
maturities. The average portfolio duration of the Fund generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Fund will maintain an overall dollar-weighted average quality of at least A (as rated by Moody's or S&P). In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. The Sub-advisor will seek to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of its own credit analysis. For a discussion of the risks involved in lower-rated high-yield bonds, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods." For a description of securities ratings, see the Appendix to the Company's SAI.

             The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Fund holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Sub-advisor believes to be relatively undervalued.

             The Fund may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Fund may engage in foreign currency transactions. Foreign currency exchange transactions may be entered into the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies.

             The Fund may enter into swap agreements for the purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. In addition, the Fund may purchase and sell securities on a when-issued and delayed delivery basis and enter into forward commitments to purchase securities; lend its securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes.

             The "total return" sought by the Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities or realized from the purchase and sale of securities, and use of futures and options or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the market risk and volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in the market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not achieve as high a level of return as longer duration portfolios (assuming that long-term interest rates are higher than short-term interest rates, which is commonly the case). With respect to the composition of any fixed-income portfolio, the longer the duration of the portfolio, the greater the potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than U.S. dollars also may be affected by movements in foreign currency exchange rates.

             The Fund's investments include, but are not limited to, the following:

             U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

             Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investment in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods." For a description of securities ratings, see the Appendix to the Company's SAI.

             Convertible Securities. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

             The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objective.

         While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, the Fund may consider equity securities or convertible bonds to gain exposure to such investments.

             Loan Participation and Assignments. The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

             Large loans to corporation or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" below for a discussion of the limits on the Fund's investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Fund's rights against the borrower may be more limited than those held by the original lender.

             Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

             The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

             The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

             Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).

             Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates (which are nominal interest rates adjusted for inflation). If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in value of inflation-indexed bonds.

             While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

             The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

             Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. For information about the possible tax consequences of investing in inflation-indexed bonds, see this Prospectus under "Dividends, Capital Gains and Taxes."

             Mortgage-Related and Other Asset-Backed Securities. The Fund may invest all of its assets in mortgage-related and other asset-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. The value of some mortgage- or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. For a description of these securities and the special risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

             Repurchase Agreements. For the purpose of achieving income, the Fund may enter into repurchase agreements, subject to guidelines promulgated by the Directors of the Company. The Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and for some purposes may be considered a borrowing.

             The Fund may also enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.


             These practices will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Fund and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund will segregate cash or other liquid assets to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls will be subject o the Portfolio's limitations on borrowing as discussed in this Prospectus under "Certain Risk Factors and Investment Methods." Apart from transactions involving reverse repurchase agreements and dollar rolls, the Fund will not borrow money, except for temporary administrative purposes. For an additional discussion of the risks involved in borrowing and in reverse repurchase agreements, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

             When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will, until the settlement date, segregate cash or other liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

             Short Sales. The Fund may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale "against the box") is a transaction in which the Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Fund engages in short sales, it must (except in the case of short sales against the box) segregate cash or other liquid assets sufficient to cover its short sale obligations. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.


             Foreign Securities. The Portfolio may invest directly in fixed income securities of non-U.S. issuers. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries. The Sub-advisor has broad discretion to identify and invest in countries that it considers to qualify as developing countries. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of the risks involved in investing in foreign securities in general, and the special risks of investing in developing countries, as well as the risks of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

             Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

             Foreign Currency Transactions. The Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Options on Securities, Securities Indices and Currencies. The Fund may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates, foreign currency, exchange rates or securities prices or as part of its overall investment strategy.

             The Fund may purchase options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A fund may write a call or put option only if it is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

             The Fund may also invest in foreign-denominated securities and may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. For a discussion of options and the risks involved therein, as well as the risks involved in investing in foreign currency, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


             The "notional amount" of a swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


             Risks of Swaps. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Fund's ability to predict correctly whether certain types of investment are likely to produce greater returns than other investments. Because they are two-party contracts and because they have terms of longer than seven days, swap agreements may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is relatively new and is largely unregulated. It is possible that developments in the swaps market, including potential governmental regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

             Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a U.S. or foreign exchange or board of trade. The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use financial futures contracts and related options only for "bona fide" hedging purposes, as such term is defined in the applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposit plus premiums paid by it for the open futures options position, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. For an additional discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Hybrid Instruments. The Fund may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

             Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 that the Sub-advisor has determined to be liquid under procedures approved by the Board of Directors of the Company). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

     Portfolio Turnover. The Fund may have higher portfolio turnover than other mutual funds with similar investment objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Company's SAI under "Portfolio Transactions."

ASAF JPM MONEY MARKET FUND:

     Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

             The Fund attempts to accomplish its objectives by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in the types of high quality U.S. dollar-denominated securities described below which have effective maturities of not more than 397 days. The Fund will invest in one or more of the types of investments described below.

             United  States  Government  Obligations.  The  Fund may  invest  in obligations of the U.S. Government and its agencies ("U.S. Government Obligations") and instrumentalities ("U.S. Government Instrumentalities") maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition. U.S. Government Obligations, for purposes of this Fund, include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress, such as, but not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Intermediate Credit Banks, Federal Land Banks, and Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bureau. U.S. Government Instrumentalities are government agencies organized by Congress under a Federal Charter and supervised and regulated by the U.S. Government, such as the Federal National Mortgage Association and the Student Loan Mortgage Association. Some of these U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Mortgage Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to the U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

             Bank Obligations. The Fund may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under United States federal or state law, (ii) foreign branches of these banks or foreign banks of equivalent size (Euros), and (iii) United States branches of foreign banks of equivalent size (Yankees). The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

             Commercial Paper; Bonds. The Fund may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Fund may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax. For a discussion of the risks involved in foreign investments, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Asset-Backed Securities. As may be permitted by current laws and regulations, the Fund may invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. It is the current policy of the Fund not to invest more than 10% of its net assets in asset-backed securities. For more information about these instruments and the risks involved therein, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Directors of the Company, the Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

             Quality Information. The Fund will limit its investments to those securities which, in accordance with guidelines adopted by the Directors of the Company, present minimal credit risks. In addition, the Fund will not purchase any security (other than a United States Government security) unless: (i) if rated by only one nationally recognized rating organization (such as Moody's and Standard & Poor's), then such organization has rated it with the highest rating assigned to short-term debt securities; (ii) if rated by more than one nationally recognized rating organization, then at least two such rating organizations have rated it with the highest rating assigned to short-term debt securities; or (iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Directors of the Company. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Fund's best interest. For a description of securities ratings, see the Appendix to the Company's SAI.

             When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Fund until settlement. The Fund maintains with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets less liabilities other than the obligations created by these commitments. For an additional discussion of when-issued securities and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund is permitted to enter into repurchase agreements. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Reverse Repurchase Agreements. The Fund is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Foreign Securities. The Fund may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, in general, see this Prospectus and the Company's SAI under "Certain Risk Factors and Investment Methods."

             Borrowing. The Fund may borrow money from banks for non-leveraging, temporary or emergency purposes in amounts up to 33 1/3% of its total assets. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. For an additional discussion of the Fund's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Fundamental Investment Restrictions."

                   CERTAIN RISK FACTORS AND INVESTMENT METHODS


             The following is a description of certain securities and investment methods that the Funds and Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. In general, whether a particular Fund or Portfolio may invest in a specific security or use a type of investment method, as well as other risk factors associated with the Fund or Portfolio's investment program, are described in this Prospectus and the Company's SAI under "Investment Programs of the Funds" and in the Company's SAI under "Fundamental Investment Restrictions." Unless otherwise noted, the risk factors and investment methods described below only apply to those Funds or Portfolios that may invest in such securities or use such investment methods. Because the investment objective, policies and limitations of each Feeder Fund are identical to those of its corresponding Portfolio, the references below to the Feeder Funds and the Directors of the Company apply equally to the Funds' corresponding Portfolios and the Trustees of the Trust, respectively.


             Derivative Instruments. To the extent permitted by the investment objectives and policies of a Fund, a Fund may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Fund may purchase and write call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies.

             In general, derivative instruments are those securities or other instruments whose value is derived from or related to the value of some other instrument or asset, but not those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. If the Sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

             A Fund might not employ any of the derivative  strategies described below, and no assurance can be given that any strategy used will succeed. If a Sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. In addition, while some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments. Furthermore, a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or may need to sell a portfolio security at a disadvantageous time, due to the need to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. A Fund may also be unable to close out or to liquidate its derivatives positions.

             Options:

     Call Options. A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

     If a Fund writes a call option on a security it already owns, it gives up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index, and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

     Put Options. A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

                         A put option on a securities  index is similar to a put
option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index, and all settlements are made in cash.

                         A Fund may sell a call option or a put option  which it
has previously purchased prior to the
purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

             Futures Contracts and Related Options. A financial futures contract calls for delivery of a particular security at a specified price at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. A Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Fund's securities from a decrease in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

             Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

             Risks of Options and Futures Contracts. Futures contracts and options can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. A Fund's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Fund is unable to close out its position due to distortions in the market or lack of liquidity.

             The use of futures and options involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Sub-advisor seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. The successful use of these strategies therefore may depend on the ability of the Sub-advisor to correctly forecast interest rate movements and general stock market price movements. Risks inherent in the use of futures and options include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures and options and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Fund.

             In addition, the use of futures and options involves the risk of imperfect correlation between movements in futures and options prices and movements in the price of securities that are the subject of a hedge. Particularly with respect to options on stock indices and stock index futures, the risk of such imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index.

             Pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"), the Company has represented that:

             (i) it will not purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Fund's net assets; and

             (ii) a Fund will not enter into any futures contracts if the aggregate amount of that Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

             Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card, automobile or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

             The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

             Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security will generally decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.

     Stripped Agency Mortgage-Backed Securities. Stripped agency mortgage-backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers. Unlike other debt instruments and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

             The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

             Foreign Securities. Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Brokerage commissions on foreign securities exchanges, which may be fixed, are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday or Holidays) when a Fund does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Fund may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Company's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

     Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of Fund investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, a Fund may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.

             The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

     Developing Countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

             American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary receipts  may be issued as  sponsored  or  unsponsored  programs.  In  sponsored programs, the issuer makes arrangements to have its securities traded in the form of a depositary receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

             Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date the contract is agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Funds may enter into these contracts for the purposes of hedging against foreign exchange risk arising from such Fund's investment or anticipated investment in securities denominated in or exposed to foreign currencies. Although a Sub-advisor may, from time to time, seek to protect a Fund by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may incur a gain or a loss on a forward contract. A forward contract may reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.

             Lower-Rated High-Yield Bonds. Lower-rated high-yield bonds (commonly known as "junk bonds") are generally considered to be high risk investments as they are subject to a higher risk of default than higher-rated bonds. In addition, the market for lower-rated high-yield bonds generally is more limited than the market for higher-rated bonds, and because their markets may be thinner and less active, the market prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated high-yield bonds include: the exercise of any redemption or call provisions in a declining market may result in their replacement by lower yielding bonds; and legislation, from time to time, may adversely affect their market. Since the risk of default is higher among lower-rated high-yield bonds, a Sub-advisor's research and analysis are an important ingredient in the selection of lower-rated high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk may be reduced, although there is no assurance that losses will not occur.

             Illiquid and Restricted Securities. The Directors of the Company have promulgated guidelines with respect to illiquid securities. Illiquid securities are deemed as such because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale may make it difficult for a Fund to dispose of such securities at the time considered most advantageous by its Sub-advisor, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. A Fund that may purchase restricted securities may qualify for and trade restricted securities in the "institutional trading market" pursuant to Rule 144A of the Securities Act of 1933. Trading in the institutional trading market may enable a Sub-advisor to dispose of restricted securities at a time the Sub-advisor considers advantageous and/or at a more favorable price than would be available if such securities were not traded in such market. However, the institutional trading market is relatively new and liquidity of a Fund's investments in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

             Repurchase   Agreements.   The   Directors   of  the  Company  have
promulgated guidelines with respect to repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of a Fund's custodian maintained in a central depository or book-entry system or by physical delivery of the securities to a Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

             A Fund which  enters into a  repurchase  agreement  bears a risk of loss in the event that the other party to such an agreement defaults on its obligation and such Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period such Fund seeks to assert these rights, as well as the risk of incurring expenses in asserting these rights and the risk of losing all or part of the income from such an agreement. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action.

             Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a broker-dealer or financial institution in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future such Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated on such Fund's records at the trade date and are maintained until the transaction is settled. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the repurchase price of the securities which it is obligated to repurchase.

             Borrowing. Each Fund's borrowings are limited so that immediately after such borrowing the value of the Fund's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test then, within three business days, such Fund must reduce such borrowings so as to meet the necessary test. Under such a circumstance, such Fund may have to liquidate securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of such Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Fund could decrease faster than if there had been no borrowings.

             Convertible Securities and Warrants. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying such warrants. The value of a warrant detached from its underlying security will expire without value if the rights under such warrant are not exercised prior to its expiration date.

             Other Investment Companies: The Company has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Funds can "sweep" excess cash balances of the Fund to those funds for temporary investment purposes. Mutual funds pay their own operating expenses, and the Funds, as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses. Investments in other mutual funds and investment companies will be made subject to the restrictions of the Investment Company Act of 1940, as amended (the "1940 Act"), which, among other restrictions, places certain limits on the proportion of a Fund's assets that can be invested in other investment companies.

             Year 2000 Risks: Many services provided to the Company and its Funds by the Investment Manager, the Sub-advisors, and the Company's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Company operations.


     The Service Providers recognize the importance of the Year 2000 Issue and have advised the Company that they are taking appropriate steps in preparation for the year 2000. At this time, there can be no assurance that the actions taken by the Service Providers, none of whom are affiliated with the Investment Manager, will be sufficient to avoid any adverse impact on the Funds, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Funds' investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Funds' foreign investments.


             The Investment Manager and the Company have been informed that all of the Service Providers anticipate that their systems will be adapted in time for the year 2000. The Investment Manager will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers.

                            PERFORMANCE OF THE FUNDS

             From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the effective yield of the ASAF JPM Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

             The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period (7-day period for the ASAF JPM Money Market Fund). The effective yield is calculated similarly, but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

             The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in the value of an investment of $1,000, assuming reinvestment of all income dividends and capital gains distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

             From time to time in advertisements or sales material, the Fund's performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc. or Morningstar, or by publications of general interest, such as Forbes or Money, may be discussed. The performance of the Funds may also be compared to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the total return or yield of the Funds may be compared to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. The performance of each of the ASAF Founders International Small Capitalization Fund, ASAF T. Rowe Price International Equity Fund and ASAF AST Janus Overseas Growth Fund may be compared to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

             Additional information about the performance of the Funds is contained in the Company's SAI under "Additional Performance Information," and is also contained in the Funds' annual reports to shareholders, both of which you may obtain without charge by writing to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.

                                HOW TO BUY SHARES

MINIMUM INVESTMENTS:

             You can open a Fund account with a minimum initial investment of $1,000 in a particular Fund and make additional investments to such account at any time with as little as $50. The initial investment minimum is reduced to $50 per Fund through "Automatic Investment Plans" as discussed more fully in this Prospectus under "Special Investment Programs and Privileges." Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs and Education IRAs. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.

METHODS OF BUYING SHARES:

             Each Fund offers four different classes of shares -- Class A shares, Class B shares, Class C shares and Class X shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different sales charges, expenses and, likely, different share prices. When you purchase shares of the Funds, be sure to specify the class of shares of the Fund(s) you wish to purchase. If you do not choose, your investment will be made in Class A shares. See below for a detailed description of the purchase of Class A, B, C and X shares of the Funds.

             You can purchase shares of the Funds through any dealer or financial institution that has a sales agreement with American Skandia
Marketing, Incorporated (the "Distributor"), or directly through the Company. Methods of purchasing shares include:

     Buying Shares Through Your Dealer. Your dealer will place your order with the Company on your behalf.

             Buying Shares Through the Company. Make your check payable to "American Skandia Advisor Funds, Inc." and mail your investment, along with your completed account application, to the address indicated on the application. Please include an investment dealer on the application. If a dealer is not listed, the Distributor will act as your agent in buying the Shares.

     Buying Shares Through Wire Transfer. You should instruct your bank to transfer funds by wire to:

                                 ABA # 011000028
                        State Street Bank & Trust Company
                              Boston, Massachusetts
                                 DDA # 99052995

                    FBO: American Skandia Advisor Funds, Inc.
                          Fund Name and Class of Shares
                       Shareholder Name and Account Number

     Buying Shares Through Bank-Linked Accounts. If you have selected this option on your account application, you may link your Fund account to your designated bank account electronically. Purchase minimums and sales charges will apply.

PURCHASE ORDERS:

             Purchase orders for all Funds are accepted only on a day on which the New York Stock Exchange ("NYSE") is open for business (a "business day"). Orders for shares received by Boston Financial Data Services, Inc. (the "Transfer Agent") on any business day prior to the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) will receive the offering price calculated at the close of trading that day. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the offering price calculated at the close of trading on that next business day. The offering price is the net asset value ("NAV") plus any initial sales charge that applies. For a discussion of how NAV is determined, see this Prospectus under "Determination of Net Asset Value." If you purchase shares through a dealer, your dealer is responsible for forwarding payment promptly to the Transfer Agent. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

             Each Fund and the Distributor or the Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the placement of the order. Additionally, if the purchase payment does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or the Transfer Agent have incurred. If the Transfer Agent deems it appropriate, additional documentation or verification of authority may be required and an order will not be deemed received unless and until such additional documentation or verification is received by the Transfer Agent.

PURCHASE OF CLASS A SHARES:


             Class A shares (other than Class A shares of the ASAF JPM Money Market Fund) are sold at their offering price, which is normally NAV plus an initial sales charge that varies depending on the amount of your investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced initial sales charges. The Fund receives an amount equal to the NAV to invest for your account. A portion of the sales charge may be retained by the Distributor or allocated to your dealer. The current sales charge rates and concessions paid to dealers and brokers are as follows:


                                  High Yield Bond & Total Return Bond Funds:      All Other Funds (other than Money Market
                                                                                                   Fund):


                                 Front-end       Front-end                      Front-end       Front-end
                                 Sales Charge    Sales Charge   Concession      Sales Charge    Sales Charge   Concession
                                 (as % of        (as % of       (as % of        (as % of        (as % of       (as % of
Amount of Purchase:              offering        amt.           offering        offering        amt.           offering
------------------               ---------                      ---------       ---------                      --------
                                 price)          invested)      price)          price)          invested)      price)
                                 ------          ---------      ------          ------          ---------      ------


Less than $50,000                    4.25%           4.44%          3.50%           5.00%           5.26%          4.25%
$50,000 up to $100,000               3.75%           3.90%          3.00%           4.25%           4.44%          3.50%
$100,000 up to $250,000              3.25%           3.36%          2.50%           3.25%           3.36%          2.50%
$250,000 up to $500,000              2.25%           2.30%          1.75%           2.25%           2.30%          1.75%
$500,000 up to $1 million            1.50%           1.52%          1.25%           1.50%           1.52%          1.25%


             The Distributor reserves the right to allocate up to the entire amount of the initial sales charge to dealers for all sales with respect to orders which are placed during a particular period. Dealers to whom substantially the entire sales charge is allocated may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933 (the "1933 Act").


             Class A shares of the ASAF JPM Money Market Fund are sold at their net asset value without an initial sales charge. However, holders of Class A shares of this Fund may be charged a sales charge when they exchange those shares for Class A shares of the other Funds. See "How to Exchange Shares" below.


             Purchases Subject to a Contingent Deferred Sales Charge ("CDSC"). There is no initial sales charge on purchases aggregating $1 million or more of Class A shares of any one or more of the Funds. However, if such Class A shares are redeemed within 12 months of the first business day of the calendar month of their purchase, a CDSC ("Class A CDSC") will be deducted from the redemption proceeds. The Class A CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below under "Waiver of Class A CDSC." The Class A CDSC will be equal to 1.0% of the lesser of the shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class A CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class A shares. To determine whether the Class A CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).


     The Distributor will pay the dealer of record a sales commission on these purchases in an amount equal to 0.50% of the amount invested.

             Reduction of Initial Sales Charges for Class A Shares. You may be eligible to buy Class A shares at reduced initial sales charge rates in one or more of the following ways:

     Combined Purchases. Initial sales charge reductions are available by combining into a single transaction the purchase of Class A shares with the purchase of any other class of shares. Qualifying purchases include: (1) those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include tax qualified plans such as an IRA, SIMPLE IRA, individual type 403(b)(7) plan, a single participant Keogh type plan, or by a company controlled by such individuals as defined in the 1940 Act; (2) individual purchases by a trustee (or other fiduciary) if the investment is for a single trust estate or single fiduciary account, including an employee benefit plan other than those described above; and (3) purchases by qualified employee benefit plans, other than those described above, of a single employer, or of affiliated employers as defined in the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     Rights of Accumulation. The initial sales charge for your investment in Fund shares may also be reduced by aggregating the amount of such investment with the current value of all Fund shares currently owned by you at the time of your current purchase. The rules described above under "Combined Purchases" may apply.

     Letter of Intent ("LOI"). You may reduce the initial sales charge rate that applies to your purchases of Class A shares by meeting the terms of an LOI -- a non-binding commitment to invest a certain amount within a thirteen-month period from your initial purchase. The total amount of your intended purchases of Class A, B, C and X shares will determine the reduced sales charge rate for Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the LOI. Up to 5% of the LOI amount will be held in escrow to cover additional sales charges which may be due if your total investments over the LOI period are not sufficient to qualify for a sales charge reduction. The rules described above under "Combined Purchases" may apply. For additional information regarding LOIs, see the account application and the Company's SAI under "Additional Information on the Purchase and Redemption of Shares."

             Waiver of All Class A Sales Charges. No sales charge is imposed on sales of Class A shares for the following investors: (1) the Investment Manager, its parent company, any affiliate or subsidiary of the parent company; (2) present or former officers, directors, trustees and employees (and their parents, spouses and dependent children) of the Company, the Investment Manager (including its parent company or any affiliate or subsidiary of the parent company) or the Sub-advisors, and any retirement plans established by such entities for their employees; (3) accounts with respect to which any person described in (2) above acts as a custodian on behalf of a minor (including Uniform Gift to Minors Act and Uniform Transfer to Minors Act accounts); (4) present partners and employees (and their parents, spouses and dependent children) of the Transfer Agent and the Company's or the Trust's legal counsel and administrator; (5) dealers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (6) employees and registered representatives (and their parents, spouses and dependent children) of dealers or financial institutions that have entered into sales arrangements with such dealers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, spouse, parents of spouse, or minor children); (7) dealers, brokers, registered investment advisers or third-party administrators or consultants that have entered into an agreement with the Distributor providing specifically for the use of Fund shares in investment products or services made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares); (8) employees (and their parents, spouses and dependent children) of firms providing the Company, the Trust or their affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer-support, marketing, office or other services; and (9) any Sub-advisor of the Company or the Trust.

             Additionally, no sales charge is imposed on the following transactions: (1) shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party; (2) shares purchased by the reinvestment of loan repayments by a participant in a retirement plan; (3) shares purchased by the reinvestment of distributions received from a Fund; (4) shares purchased and paid for with the proceeds of shares redeemed in the prior 180 days from a mutual fund on which an initial sales charge or CDSC was paid (other than a mutual fund managed by the Investment Manager or any of its affiliates); (5) purchases by a defined contribution plan under section 401(a) of the Code (including 401(k) plans) with at least 25 eligible employees; (6) purchases by a 403(b)(7) plan subject to the Employee Retirement Income Security Act of 1974, as amended; (7) purchases by former participants in a qualified retirement plan, where a portion of the plan was invested in the Company; (8) purchases by non-qualified deferred compensation plans; and (9) purchases under arrangements between the Company and organizations which make recommendations to or permit group solicitations of its employees, members or participants.

             In order for the above sales charge reductions or waivers to be effective, the Transfer Agent must be notified of the reduction or waiver request when the purchase order is placed. The Transfer Agent may require evidence of your qualification for such reductions or waivers. Additional information about the above sales charge reductions or waivers can be obtained from the Transfer Agent by calling 1-800-SKANDIA.

             Waiver of Class A CDSC. The Class A CDSC for purchases aggregating $1 million or more is waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges";
(3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) distributions or loans to participants of qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or 403(b)(7) plan equal to the percentage of your plan assets held in Class A shares of the Company; (6) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in class A shares of the Company; and (7) the return of excess contributions made to your IRA, SIMPLE IRA, 403(b)(7) plan or 401(k) plan.

             Class A  Distribution  and Service Plan.  The Company has adopted a
Distribution and Service plan (commonly known as a "12b-1 Plan") for Class A shares to compensate the Distributor for its services and costs in distributing Class A shares and servicing Class A shareholder accounts (the "Class A Plan"). Under the Class A Plan, the Fund pays the Distributor 0.50% of the Fund's average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. The Distributor uses distribution and service fees received under the Class A Plan to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class A shares and the maintenance of shareholders accounts. Such compensation is paid by the
Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class A shares held in accounts of the dealer or its customers. The calculation of such payment excludes, until one year after purchase, shares purchased at NAV with a CDSC. NAV shares are not subject to the one-year exclusion in cases where certain shareholders who invested $1 million or more have made arrangements with the Company and the dealer of record waives the sales commission.

PURCHASE OF CLASS B SHARES:


             Because in most cases it is more advantageous for an investor to purchase Class A shares for amounts in excess of $500,000, a request to purchase Class B shares for $500,000 or more will normally be considered as a purchase request for Class A shares or declined.

             Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within 7 years of their purchase, a CDSC ("Class B CDSC") will be deducted from the redemption proceeds. The Class B CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the lesser of the shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class B CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares. Although Class B shares are sold without an initial sales charge, the Distributor normally pays a sales concession of 5.50% (and may pay up to 6.00%) of the purchase price of Class B shares to the dealer from its own resources at the time of the sale. During the initial offering period of the Class B shares, the Distributor intends to pay a 6.00% up-front sales concession to the dealer. The Distributor has assigned its right to receive any Class B CDSC, as well as any distribution and service fee discussed below under "Class B Distribution and Service Plan," to an unaffiliated third party that provides funding for up-front sales concession payments.


             To determine whether the Class B CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class B CDSC will depend on the number of years since the time you invested and the dollar amount being redeemed, according to the following schedule:

                  Redemption During:                      Class B CDSC (as % of amount subject to charge):

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       3.0%
                  5th year after purchase                                       2.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       1.0%
                  8th year after purchase                                       None


             In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first business day of the month in which the purchase was made.


             Waiver of Class B CDSC. The Class B CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class B shares of the Company; (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class B shares of the Company; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

             Automatic Conversion of Class B Shares. Eight years after you purchase Class B shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class B shareholders of the higher asset-based distribution charge that applies to Class B shares under the Class B Distribution and Service Plan described below. The conversion is based on the relative NAV of the two classes, and no sales load or other charge is imposed. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares. Under Section 1036 of the Code, the automatic conversion of Class B shares will not result in a gain or loss to the Fund or to affected shareholders.

             Class B Distribution and Service Plan. The Company has adopted a Distribution and Service plan (commonly known as a "12b-1 Plan") for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing Class B shareholder accounts (the "Class B Plan"). Under the Class B Plan, the Fund pays the Distributor 1.00% of the Fund's average daily net assets attributable to Class B shares that are outstanding for 8 years or less, a quarter of which is intended as a fee for services provided to existing shareholders. The Distributor uses distribution and service fees received under the Class B Plan to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Such compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class B shares (and any shares purchased by the reinvestment of dividends or capital gains) held for over seven years.

PURCHASE OF CLASS X SHARES:

             Class X shares are currently only offered to certain "Qualified" purchasers (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, SIMPLE IRAs and 403(b)(7) plans). Any request for "Non-Qualified" purchases of Class X shares up to $500,000 will normally be considered as a purchase request for Class B shares or declined. Any request for "Non-Qualified" purchases of Class X shares above $500,000 will be considered as a purchase request for Class A shares or declined. Because it is more advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000, a request to purchase Class X shares for $1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

             Class X shares are sold at NAV per share without an initial sales charge. In addition, investors purchasing Class X shares will receive, as a bonus, additional shares having a value equal to 2.50% of the amount invested ("Bonus Shares"). The Distributor has undertaken to pay for Bonus Shares as part of its services to the Funds. The Distributor expects to recover costs associated with its purchases of Bonus Shares through fees received under the Class X Distribution and Service Plan discussed below. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.


             Although Class X shares are sold without an initial sales charge, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC ("Class X CDSC") will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of Bonus Shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the lesser of the NAV of the shares at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class X CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. Although Class X shares are sold without an initial sales charge, the Distributor normally pays a sales concession of 3.00% (and may pay up to 3.50%) of the purchase price of Class X shares to the dealer from its own resources at the time of the sale. During the initial offering period of the Class X shares, the Distributor intends to pay a 3.50% up-front sales concession to the dealer. The Distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fee discussed below under "Class X Distribution and Service Plan," to an unaffiliated third party that provides funding for up-front sales concession payments.


             To determine whether the Class X CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions; (2) shares (including Bonus Shares) held for over 8 years; (3) shares (not including Bonus Shares) in the order they were purchased (such that shares held the longest are redeemed first); and (4) Bonus Shares in the order they were acquired (such that Bonus Shares held the longest are redeemed first). The amount of the Class X CDSC will depend on the number of years since the time you invested and the dollar amount being redeemed, according to the following schedule:

                  Redemption During:                      Class X CDSC (as % of amount subject to charge):

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       4.0%
                  5th year after purchase                                       3.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       2.0%
                  8th year after purchase                                       1.0%
                  9th or 10th year after purchase                               None


             In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first business day of the month in which the purchase was made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.


             Waiver of Class X CDSC. The Class X CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class X shares of the Company; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class X shares of the Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.


             Automatic Conversion of Class X Shares. Ten years after you purchase Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described below. The conversion is based on the relative NAV of the two classes, and no sales load or other charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class X non-Dividend Shares to your total Class X non-Dividend Shares. Under Section 1036 of the Code, the automatic conversion of Class X shares will not result in a gain or loss to the Fund or to affected shareholders.


             Class X Distribution and Service Plan. The Company has adopted Distribution and Service plans (commonly known as "12b-1 Plans") for Class X shares to compensate the Distributor for its services and costs in distributing Class X shares and servicing Class X shareholder accounts (the "Class X Plan"). Under the Class X Plans, the Fund pays the Distributor 1.00% of the Fund's average daily net assets attributable to Class X shares that are outstanding for 10 years or less (8 years in the case of Class X shares purchased prior to August 19, 1998), a quarter of which is intended as a fee for services provided to existing shareholders. The Distributor uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares, as well as to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Such latter compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class X shares (and any shares purchased by the reinvestment of dividends or capital gains as such shares) held for over seven years.

PURCHASE OF CLASS C SHARES:

             Because it is more advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000, a request to purchase Class C shares for $1,000,000 or more will be considered as a purchase request for Class A shares or declined.


             Class C shares are sold at NAV per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of the first business day of the calendar month of their purchase, a CDSC ("Class C CDSC") of 1.0% will be deducted from the redemption proceeds. The Class C CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the lesser of the NAV of the shares at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class C CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.


             To determine whether the Class C CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

             Waiver of Class C CDSC. The Class C CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) distributions or loans to participants of qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class C shares of the Company; (6) the portion of any substantially equal periodic payments (as described in Section 72(f) of the Code) equal to the percentage of your plan assets held in Class C shares of the Company; and (7) the return of excess contributions from an IRA, SIMPLE IRA or 401(k) plan.

             Class C Distribution and Service Plan. The Company has adopted a Distribution and Service plan (commonly known as a "12b-1 Plan") for Class C shares to compensate the Distributor for its services and costs in distributing Class C shares and servicing Class C shareholder accounts (the "Class C Plan"). Under the Class C Plan, the Fund pays the Distributor 1.00% of the Fund's average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. The Distributor uses distribution and service fees received under the Class C Plan to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. The Distributor currently pays a 1.00% fee to dealers in advance upon sale of Class C shares and retains the fee paid by the Fund in the first year. After the shares have been held for a year, the Distributor pays the fee to dealers on a quarterly basis. Class C shares are not subject to a CDSC in cases where certain shareholders have made arrangements with the Company and the dealer of record waives the 1.00% fee.

ADDITIONAL DEALER COMPENSATION:

             In addition to the amounts paid to dealers as concessions that are discussed above with respect to each class of the Company's shares, the Distributor may enter into special compensation arrangements with dealers that have sold or are expected to sell large amounts of shares. As of the date of this Prospectus, the Distributor has entered into one such arrangement, which calls for compensation based on a specified percentage of the value of shares held by the Dealer's customers. Also, as permitted by applicable laws and regulations, the Distributor may provide representatives of participating dealers with compensation in the form of trips to luxury resorts in various locations in return for meeting certain specified sales targets during specified periods. One such sales program currently underway is based on sales of the Company's shares and shares of the non-U.S. investment company currently investing in the Trust's Portfolios, while another is based on sales of the Company and various products offered by affiliates of the Distributor, including variable annuities and variable life insurance. None of the above payments will change the price an investor pays for shares.


                   SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

             Automatic Investment Plans ("AIP"). You may make regular monthly investments through an automatic withdrawal from your bank account ($50 minimum per Fund). Sales charges will apply.

             Automatic Dividend Reinvestment. Unless you indicate otherwise on your account application, your dividend and capital gains distributions will automatically be reinvested in additional shares at no sales charge.

             Automatic Dividend Diversification ("ADD"). You may automatically reinvest dividends and capital gains distributions paid by one Fund into shares of the same class of another Fund, provided that you have already met that Fund's minimum initial purchase requirement. No initial sales charge or CDSC will apply to the purchased shares. The number of shares purchased through an ADD investment program will be determined by using the NAV of the Fund in which dividends will be reinvested next computed after the dividend payment is made. All shareholder accounts involved in an ADD investment program must have identical registrations.

             Dollar Cost Averaging ("DCA"). You can set up monthly or quarterly exchanges in amounts of $50 or more from one Fund to the same class of shares of another Fund, provided that the latter is currently available for sale. You may set up more than one of these programs simultaneously. You should consider the investment objectives and policies of a Fund before electing to exchange money into such Fund through the DCA investment program. All shareholder accounts involved in a DCA investment program must have identical registrations.


             Systematic Withdrawal Plan ("SWP"). You may set up monthly, quarterly, semi-annual or annual redemptions from any account with a value of $5,000 or more. You may direct a Fund to make regular payments in fixed dollar amounts of $50 or more, in an amount equal to the value of a fixed number of shares (5 shares or more) at the time of withdrawal, or in an amount equal to a fixed percentage of your account value at the time of withdrawal. Any applicable CDSC will be waived for shares redeemed under a SWP (other than Class X shares held by shareholders who first purchased Class X shares after August 18, 1998) where: (i) in the case of SWPs based on a fixed dollar amount or number of shares, SWP redemptions are limited to no more than 10% annually of your account value or number of shares, respectively, measured from the date the Transfer Agent receives your SWP request; or (ii) in the case of SWPs based on a fixed percentage amount, each SWP redemption is limited to a percentage amount that would not exceed 10% on an annualized basis of your account value at the time of withdrawal.


             Payments under a SWP can be directed to you or to someone other than the registered owner(s) of the account subject to the Fund's approval. If this privilege is requested when the account is established, no signature guarantee is needed. If this privilege is added to an existing account and payments are directed to someone other than the registered owners(s) of the account, a signature guarantee is required on the SWP application. The Company reserves the right to institute a charge for this service.

             Exchange Privilege. You may exchange your shares of a Fund for shares of the same class of any other Fund. You should consider the differences in investment objectives and expenses of a Fund before making an exchange. For complete policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see this Prospectus under "How to Exchange Shares."

             Reinvestment Privilege. If you redeem some or all of your Class A, B or X Fund shares, you have up to 180 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying a sales charge. This privilege applies to redemptions of Class A shares on which an initial or deferred sales charge was paid and to redemptions of Class B and Class X shares on which you paid a CDSC when you redeemed them. You must ask the Transfer Agent for this privilege when you send your payment.

             Retirement Plans. Certain classes of Fund shares are available as an investment option for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. A number of different retirement plans can be used by individuals and employers including IRAs, Roth IRAs, Education IRAs, SEP IRAs, SIMPLE IRAs, 401 plans and 403(b)(7) plans. Please call 1-800-SKANDIA for the applicable plan documents, which contain important information and applications.

             The above programs and privileges may be selected at the time of your initial investment or at a later date.

             Optional Benefits. American Skandia Life Assurance Corporation ("ASLAC") -- an "affiliated person" of the Company, the Trust, the Investment Manager and the Distributor within the meaning of the 1940 Act -- intends to make certain life insurance coverage available to certain persons on whose behalf shares of the Funds are purchased. The benefits of this coverage payable at death will be related to the amounts paid to purchase shares and to the value of the shares held for the benefit of the insured persons. Therefore, coverage will terminate if all shares are redeemed.

             Purchasers of the life insurance coverage are required to authorize periodic redemptions of Fund shares to pay the premiums for such coverage. Such redemptions will not be subject to contingent deferred sales charges, but will have the same tax consequences as any other Fund redemptions.

             The above life insurance coverage will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are initially purchased or transferred. In addition, coverage cannot be made available unless ASLAC knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides ASLAC with information regarding the beneficial owners of such shares. Other restrictions on the coverage will apply, such as the age of the persons upon whose life the coverage is issued. This insurance coverage may not be available in all states and may be subject to additional restrictions or limitations on coverage. Purchasers of shares should also make themselves familiar with the impact on the life coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

             Please call 1-800-SKANDIA for more information and application forms for any of the above programs and privileges.

                              HOW TO REDEEM SHARES

         You can arrange to take money out of your Fund account on any business day by redeeming some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received in good order and accepted by the Transfer Agent. The Company offers you a number of ways to sell your shares: in writing, by telephone, by Automated Clearing House ("ACH") bank transfer, by wire transfer or other means acceptable to the Company. You can also set up a Systematic Withdrawal Plan to redeem shares on a regular basis (as described in this Prospectus under "Special Investment Programs and Privileges").

         If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee.

REDEEMING SHARES BY MAIL:

             If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

         o    Your name
         o    Fund's name
         o Your Fund account number (from your account statement) o Dollar amount or number of shares to be redeemed o Any special payment instructions o Signatures of all registered owners exactly as the account is registered
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person requesting the redemption

         Send Requests by Regular Mail to:                             Send Requests by Courier or Express Mail to:

         American Skandia Advisor Funds, Inc.                          American Skandia Advisor Funds, Inc.
         P.O. Box 8012                                                 Two Heritage Drive
         Boston, Massachusetts 02266-8012                              North Quincy, Massachusetts 02171-2138

REDEEMING SHARES BY TELEPHONE:

             You may also redeem shares by telephone by calling 1-800-SKANDIA. To receive the redemption price calculated on the business day that you call, your call must be received by the Transfer Agent before the close of the NYSE that day, which is normally 4:00 P.M. Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account, you may have the proceeds transferred to that bank account.

             Telephone Redemptions Paid By Check. You may make one redemption request by telephone in any 7-day period for any amount up to $50,000. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days after changing the address on an account.

             Telephone Redemptions Through Bank-Linked Accounts. If you have selected this option on your account application, you may link your Fund account to your designated bank account electronically. You can initiate a redemption of Fund shares for as little as $50 or as much as $50,000 using the ACH network to have funds transferred to your bank account. Normally the transfer to your bank is initiated on the business day after the redemption.

REDEEMING SHARES THROUGH YOUR BROKER:

             The Distributor has made arrangements to redeem Fund shares for brokers on behalf of their customers. Brokers may charge for this service. The Distributor, acting as agent for the Funds, stands ready to redeem each Fund's shares upon orders from brokers at the offering price next determined after receipt of the order.

CHECKWRITING:

             After completing the appropriate authorization form, holders of Class A and Class C shares of the ASAF JPM Money Market Fund may redeem those shares by check. Checks must be written for at least $500. Shareholders with joint accounts may authorize each owner to write checks. The payee of a check may cash or deposit it in the same way as an ordinary bank check.


             Of course, checks cannot be paid if they are written for more than the account value of your ASAF JPM Money Market Fund shares. To avoid dishonor of checks due to fluctuations in account value, shareholders are advised against redeeming all or most of their account by check. You may not write a check that would require the Fund to redeem shares that were purchased by check within the prior 15 days. There is presently no charge to the shareholder for checkwriting privileges, but the Fund and the Transfer Agent reserve the right to impose such charges or to modify or terminate the privilege at anytime. Any applicable CDSC will be deducted when a check is paid.


ADDITIONAL INFORMATION:

             To protect you and the Fund from fraud, redemption requests under the following situations must be in writing and must include a signature guarantee (there may be other situations also requiring a signature guarantee at the discretion of the Company or the Transfer Agent):

         o You wish to redeem more than $50,000 worth of shares and receive a check o A redemption check is not payable to all shareholders listed on the account statement o A redemption check is not sent to the address of record on your statement o Shares are being transferred to a Fund account with a different owner or name o Shares are redeemed by someone other than the owners (such as an Executor)

         The Transfer Agent may delay forwarding a check or processing a payment via bank-linked account for the sale of recently purchased shares, but only until the purchase payment has cleared. Such delay may be as long as 15 calendar days from the date the shares were purchased, and may be avoided if you purchase shares by certified check. You may be charged a fee of up to $10 for wire transfers of redemption proceeds, which will be deducted from such proceeds. There is no fee for ACH wire transfers.

         If you have any questions about any of the above procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call 1-800-SKANDIA for assistance.

                             HOW TO EXCHANGE SHARES

             In most cases, shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of exchange. Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day. Exchanges may be taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser.

             You may exchange your Fund shares (other than Class A shares of the ASAF JPM Money Market Fund) for shares of the same class of any other Fund without the imposition of a sales charge. If you exchange such shares for shares of another Fund, any applicable CDSC and the date for automatic conversion of Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. Investors will not receive Bonus Shares where Class X shares are obtained through an exchange.

             Exchanges of Class A shares of the ASAF JPM Money Market Fund on which an initial sales charge has not been paid for Class A shares of any other Fund are subject to the initial sales charge applicable to the other Fund. Class A shares of the Money Market Fund acquired by exchange of Class A shares of another Fund are exchanged at net asset value.

             Exchanges may be requested in writing, by telephone or by other means acceptable to the Company. For written exchange requests you should submit a letter of instruction, signed by all owners of the account, to the Transfer Agent at P.O. Box 8012, Boston, Massachusetts 02266-8012. To initiate a telephone exchange, you should call 1-800-SKANDIA.

             All exchanges are subject to the following restrictions:

         o The Fund you are exchanging into must be registered for sale in your state.

               You may exchange  only between  Funds that are  registered in the same name, address and taxpayer identification number.

         o You may only exchange for shares of the same class of another Fund.

         o You must meet the minimum purchase requirements for the Fund you purchase by exchange.

         o You must hold the shares you purchase when you establish your Fund account for at least 7 days before you can exchange them. There is no holding period if you acquired the shares to be exchanged through reinvestment of dividends or distributions.

             Each Fund reserves the right to refuse or delay exchanges by any person or group if, in the Investment Manager's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your exchanges may also be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

             Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege in the future.

                        DETERMINATION OF NET ASSET VALUE

             The net asset value ("NAV") per share is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each  business  day (as  previously  defined  under "How to Buy Shares:
Purchase Orders") by dividing the value of the Fund or Portfolio's total assets attributable to a class, less any liabilities, by the number of total shares of that class outstanding. The total assets of each Non-Feeder Fund and Portfolio is determined by the value of securities the Fund or Portfolio holds plus any cash and other assets maintained. The total assets of each Feeder Fund, in comparison, is determined by the Fund's percentage interest in its corresponding Portfolio, multiplied by the Portfolio's NAV, plus any other asset held by the Fund.

     The Directors of the Company and Trustees of the Trust have established procedures for valuing Non-Feeder Fund and Portfolio assets, which generally require that the assets of each Non-Feeder Fund and Portfolio (except the ASMT JPM Money Market Portfolio) be valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available, assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value. The assets of the ASMT JPM Money Market Portfolio are valued by the amortized cost method pursuant to procedures established by the Directors of the Company and the Trustees of the Trust. With respect to all Funds and Portfolios, short-term investments that will mature in 60 days or less are valued at amortized cost, which is intended to approximate market value.

                     SHAREHOLDER ACCOUNT RULES AND POLICIES

         o The offering of any class of Fund shares may be suspended during any period in which the determination of NAV is suspended, and may be suspended or terminated by the Directors of the Company at any time they believe it is in the Fund's best interest to do so.

         o Telephone transaction privileges or privileges using electronic means for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives instructions from an owner of the account indicating otherwise. The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions or instructions received by electronic means are genuine. If the Company does not use reasonable procedures the Company or its agents may be liable for losses due to unauthorized transactions, but otherwise the Company or its agents will not be liable for losses or expenses arising out of telephone instructions or other electronic means that are reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Purchase, redemption or exchange requests will not be honored until the Transfer Agent receives all required documents in proper form.

         o Share certificates will not be issued for the Company's shares.

         o Brokers that can perform account transactions for their clients through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.

     o All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. You may not purchase shares with a third-party check.

         o Payment for redeemed shares is forwarded ordinarily by check or through the bank-linked service (as elected by the shareholder) within 7 calendar days after the business day on which the Transfer Agent receives redemption instructions in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Commission.

         o Involuntary redemptions of small accounts may be made by a Fund if the account value has fallen below $500 (for reasons other than a drop in market value of shares) and at least 30 days notice has been given to the shareholder. Any applicable CDSC will be waived for such redemptions.

         o Under unusual circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities. For additional information regarding such redemptions, see the Company's SAI under "Additional Information on the Purchase and Redemption of Shares."

         o "Backup withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

         o The Company does not charge a transaction fee, but if your broker handles your redemption, your broker may charge a fee. Such fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. You may be subject to a CDSC under the circumstances described in this Prospectus under "How To Buy Shares."

                 ORGANIZATION AND CAPITALIZATION OF THE COMPANY

             The Funds are separate series of shares of the Company, a Maryland Corporation established on March 5, 1997 and registered under the 1940 Act as an open-end management investment company. Each Fund has its own investment objective, policies and limitations, and operates as a diversified portfolio as defined in the 1940 Act. The Funds each intend to be treated as a regulated investment company for federal income tax purposes. For additional information regarding the Funds' treatment as regulated investment companies, see this Prospectus under "Dividends, Capital Gains and Taxes." Five of the Funds, the Feeder Funds, currently invest all of their investable assets in a corresponding Portfolio of the Trust, in each case receiving a beneficial interest in that Portfolio. The Portfolios are separate series of shares of the Trust, a Delaware business trust established on March 6, 1997, and intend to be treated as a partnership for federal tax purposes. Those Funds which do not currently invest all of their investable assets in a corresponding Portfolio of the Trust, the Non-Feeder Funds, retain the right to do so in the future. Each Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. For additional information regarding the Feeder Funds' investment in the Portfolios of the Trust, see this Prospectus under "Special Information on the 'Master/Feeder' Fund Structure."


             Capital Stock. The authorized capital stock of the Company consists of the following shares (par value $.001 per share): ASAF Founders International Small Capitalization Fund (220 million); ASAF T. Rowe Price International Equity Fund (220 million); ASAF Janus Overseas Growth Fund (220 million); ASAF Founders Small Capitalization Fund (220 million); ASAF T. Rowe Price Small Company Value Fund (220 million); ASAF Neuberger&Berman Mid-Cap Growth Fund (220 million); ASAF Neuberger&Berman Mid-Cap Value Fund (220 million); ASAF Robertson Stephens Value + Growth Fund (220 million); ASAF Marsico Capital Growth Fund (220 million); ASAF Janus Capital Growth Fund (220 million); ASAF Lord Abbett Growth and Income Fund (220 million); ASAF INVESCO Equity Income Fund (220 million); ASAF American Century Strategic Balanced Fund (220 million); ASAF Federated High Yield Bond Fund (220 million); ASAF Total Return Bond Fund (220 million); and ASAF JPM Money Market Fund (2.2 billion).


             Description of Shares. The Company currently has sixteen separate series of shares, each of which is divided into Class A, B, C and X shares. The Directors of the Company are authorized to establish, from time to time and without shareholder approval, additional series or classes of shares. The assets of each series of shares belong only to that series, and the liabilities of each series are borne solely by that series and no other. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. Each class of shares, however, bears different sales charges, distribution fees and related expenses, and has exclusive voting rights with respect to its respective 12b-1 Distribution and Service Plan. All shares issued are fully paid, non-assessable and freely transferable, and have no preference, preemptive or similar rights.

             Shareholder Voting and Meetings. Each shareholder is entitled to one vote for each share (and to the appropriate fractional vote for each fractional share) of the Funds held upon all matters submitted to the shareholders generally. Shareholders of all Funds and classes will vote together as a single class, except when otherwise required by applicable law or as determined by the Directors of the Company; and provided that shareholders of a particular Fund or class shall not be entitled to vote on any matter which does not affect any interest of that Fund or class, except as otherwise required by applicable law. The Directors of the Company do not intend to hold annual meetings of shareholders of the Funds, and will call special meetings of shareholders of a Fund only if required under the 1940 Act and other applicable law, in their discretion or upon written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

             Certain Provisions. Under the Maryland General Corporation Law, a Director of the Company who is held liable for assenting to a distribution made in violation of the Company's Articles of Incorporation is entitled to contribution from each shareholder of the Company for the amount the shareholder accepted knowing the distribution was made in violation of those provisions. Absent such knowledge, a shareholder will not be obligated to the Company or its creditors in respect of shares held in the Company except to the extent of any unpaid portion of the subscription price or purchase price for such shares.

                           SPECIAL INFORMATION ON THE
                         "MASTER/FEEDER" FUND STRUCTURE

             An investor in the Feeder Funds should be aware that these Funds, unlike mutual funds which directly acquire and manage their own portfolios of securities, seek to achieve their investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust (although each Feeder Fund may temporarily hold a de minimis amount of cash). The Portfolios of the Trust, which have the same investment objective, policies and limitations as their corresponding Feeder Fund, in turn invest their investable assets directly in a portfolio of securities. Each of the Feeder Funds thus acquires an indirect interest in the securities owned by its corresponding Portfolio.

             Each Feeder Fund's investment in its corresponding Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in a Portfolio of the Trust. However, in addition to selling an interest to its corresponding Feeder Fund, each Portfolio may sell interests to other affiliated and non-affiliated investment companies and/or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as its corresponding Feeder Fund and will pay a proportionate share of the Portfolio's expenses. Other investors investing in a Portfolio, however, are not required to sell their shares at the same public offering price as the corresponding Feeder Fund due to variations in sales commissions and other operating expenses. Therefore, investors in each of the Feeder Funds should be aware that these differences may result in differences in returns experienced by investors in other investment companies which may invest exclusively in the Portfolios. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Currently, of the investment companies which may invest in the Portfolios, only shares of the Feeder Funds are available for purchase by the general public in the United States. Information regarding the availability of shares of any other fund that may invest in a Portfolio in the future can be obtained by calling 1-800-SKANDIA.

             The Directors of the Company believe that the "master/feeder"  fund structure offers opportunities for substantial growth in the assets of the Portfolios that may enable the Portfolios to realize economies of scale that could reduce the Portfolios' operating expenses, thereby producing higher returns and benefiting the shareholders of the Feeder Funds. A Feeder Fund's investment in its corresponding Portfolio may, however, be adversely affected by the actions of other investors in the Portfolio, if any. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for traditionally structured funds which have large or institutional investors. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, may be subject to additional regulations than traditionally structured mutual funds.

             Each of the Feeder Funds may withdraw (completely redeem) all of its assets from its corresponding Portfolio at any time if the Directors of the Company determine that it is in the best interest of the Fund to do so. A Feeder Fund might withdraw, for example, if other investors in the Fund's corresponding Portfolio voted to, by a vote of all investors in the Portfolio (including the Fund), change the investment objective, policies or limitations of the Portfolio in a manner not acceptable to the Directors of the Company. The investment performance of a Feeder Fund may be affected by a withdrawal of all its assets from a corresponding Portfolio. A withdrawal could also result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Feeder Fund. If securities are distributed, the Feeder Fund could incur brokerage, tax or other charges in converting the securities to cash or purchasing other securities. In addition, a distribution "in kind" may result in a less diversified portfolio of investments or adversely affect the liquidity of the Feeder Fund's investment portfolio. In the event a Feeder Fund withdraws all of its assets from its corresponding Portfolio, or the Directors of the Company determines that the investment objective of a Portfolio is no longer consistent with the investment objective of its corresponding Feeder Fund, such Directors would consider what action might be taken, including investing all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund or retaining an investment adviser to manage the Fund's assets directly in accordance with the Fund's investment objective, policies and limitations.

             The Trust's Agreement and Declaration of Trust provides that a Portfolio will continue without limitation of time unless terminated by vote of investors holding at least a majority of the interests of such Portfolio entitled to vote or by the Trustees of the Trust by written notice to investors of such Portfolio. This provision is consistent with treatment of each Portfolio as a partnership for federal income tax purposes.

             Investor Meetings and Voting. Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio (including a Feeder Fund) will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. Whenever a Feeder Fund as an investor in a Portfolio is requested to vote on matters pertaining to a Portfolio (other than the termination of a Portfolio's business, which may be determined by the Trustees of the Trust without investor approval), such Fund will hold a meeting of Fund shareholders and will vote its interest in such Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which could cause or require the Fund to withdraw its investment in the Portfolio or take other appropriate action.

             Certain Provisions. The Trust's Agreement and Declaration of Trust provides that the Feeder Funds and any other entities permitted to invest in a Portfolio of the Trust (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of each such Portfolio in the event that the Trust fails to satisfy such liabilities and obligations. However, the risk of an investor in a Portfolio (including a Feeder Fund) incurring financial loss beyond the amount of its investment on account of such liability is limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Accordingly, the Trustees of the Trust believe that neither a Feeder Fund nor its shareholders will be adversely affected by reason of the Fund investing in a corresponding Portfolio of the Trust.

                             MANAGEMENT OF THE FUNDS

THE DIRECTORS, TRUSTEES AND OFFICERS:

             The Directors of the Company and the Trustees of the Trust have oversight responsibility for the operations of each Fund and Portfolio, respectively. As of the date of this Prospectus, each of the Directors of the Company also serves as a Trustee of the Trust. The Directors of the Company and the Trustees of the Trust, including a majority of the Directors and Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company or the Trust, respectively, have adopted written procedures designed to identify and reasonably address any potential conflicts of interest which might arise as a result of an "overlap" of Directors and Trustees, including, if necessary, the creation of a separate board of trustees of the Trust. For additional information concerning the Directors and officers of the Company, see the Company's SAI under "Management of the Company."

THE INVESTMENT MANAGER:

             American Skandia Investment Services, Incorporated ("ASISI," as previously defined), One Corporate Drive, Shelton, Connecticut 06484, acts as investment manager to each of the Non-Feeder Funds and Portfolios pursuant to separate investment management agreements with the Company and the Trust, respectively (the "Management Agreements"). Unlike the Non-Feeder Funds, each of the Feeder Funds invests all of its investable assets in a corresponding Portfolio of the Trust and thus does not require an investment manager. ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Commission and is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries.

             In addition to serving as investment manager to the Company and the Trust, ASISI currently serves as the investment manager to American Skandia Trust, an open-end management investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. Shares of American Skandia Trust also may be offered directly to qualified pension and retirement plans.

             The Management Agreements provide that ASISI will furnish each Non-Feeder Fund and Portfolio with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company or the Trustees of the Trusts, where applicable, and in conformity with the stated investment objectives, policies and limitations of the applicable Fund or Portfolio. The Investment Manager is responsible for monitoring the activities of the Sub-advisors it engages to manage the Non-Feeder Funds and Portfolios and reporting on such activities to the Directors of the Company or the Trustees of the Trust, where applicable. The Investment Manager must also provide or obtain for the Non-Feeder Funds and the Portfolios, and thereafter supervise, such executive, administrative, accounting custody, transfer agent and shareholder servicing services as are deemed advisable by the Directors of the Company or the Trustees of the Trust, where applicable.

THE SUB-ADVISORS:

             ASISI currently engages the following Sub-advisors to conduct the investment programs of each Non-Feeder Fund and Portfolio in accordance with the Fund or Portfolio's investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor is responsible for, subject to the supervision and control of the Investment Manager, the purchase, retention and disposition of securities represented in the Fund or Portfolio's investment portfolio.

             Unless otherwise noted, each portfolio manager listed below has managed his or her respective Fund or Portfolio since its inception.


             Founders Asset Management, LLC ("Founders") serves as Sub-advisor for the ASAF Founders International Small Capitalization Fund and the ASAF Founders Small Capitalization Fund. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have acted as investment advisors since 1938 and serves as investment advisor to Founders Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds. Founders, which is also the investment advisor for a number of private accounts, managed assets aggregating approximately $7.2 billion as of April 30, 1998. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.


     The portfolio manager responsible for the day-to-day management of the ASAF Founders International Small Capitalization Fund is Michael W. Gerding, a Vice President of Investments of Founders. Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department since 1990.

             The portfolio manager responsible for the day-to-day management of the ASAF Founders Small Capitalization Fund is Michael K. Haines, a Senior Vice President of Investments of Founders. Mr. Haines has been associated with Founders since 1985, serving as a lead portfolio manager and an assistant portfolio manager.


     Rowe Price-Fleming International, Inc. ("Price-Fleming") serves as Sub-advisor for the ASMT T. Rowe Price International Equity Portfolio. Price-Fleming, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with over $30 billion under management as of April 30, 1998 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, and Buenos Aires.


     An investment advisory group has responsibility for the day-to-day management of the ASMT T. Rowe Price International Equity Portfolio. The advisory group for the Portfolio consists of Martin G. Wade, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multicurrency fixed income portfolios. Mark J.T. Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John R. Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management. James B.M. Seddon joined Price-Fleming in 1987 and has 11 years of experience in investment management David J.L. Warren joined Price-Fleming in 1984 and has 16 years experience in equity research, fixed income research and portfolio management.


             Janus Capital Corporation ("Janus") serves as Sub-advisor for the ASAF Janus Overseas Growth Fund and the ASMT Janus Capital Growth Portfolio. Janus, located at 100 Fillmore Street, Denver, Colorado 80206-4923, serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of April 30, 1998, Janus managed assets worth over $83 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.


             The portfolio manager responsible for management of the ASAF Janus Overseas Growth Fund is Helen Young Hayes, Executive Vice President and portfolio manager of the Janus Worldwide Fund and Janus Overseas Fund. Ms. Hayes joined Janus in 1987. She has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their respective inceptions.

     The portfolio manager responsible for management of the ASMT Janus Capital Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments. From 1991 to 1993, Mr. Schoelzel was a Portfolio Manager with Founders Asset Management.


     T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as Sub-advisor for the ASAF T. Rowe Price Small Company Value Fund. T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of April 30, 1998, T. Rowe Price and its affiliates managed approximately $135 billion for approximately six million individual and institutional accounts.


     The ASAF T. Rowe Price Small Company Value Fund is managed by an Investment Advisory Committee composed of the following members: Preston G. Athey, Chairman, Hugh M. Evans III and Gregory A. McCrickard. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Athey joined T. Rowe Price in 1978 and has been managing investments since 1982.


         Neuberger&Berman Management, Incorporated ("N&B Management") serves as sub-advisor for the ASAF Neuberger&Berman Mid-Cap Growth Fund and the ASAF Neuberger&Berman Mid-Cap Value Fund. N&B Management and its predecessor firms have specialized in the management of mutual funds since 1950. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman, LLC ("Neuberger&Berman"). Neuberger&Berman is a member firm of the NYSE and other principal exchanges, acts as the Funds' principal broker in the purchase and sale of portfolio securities and the sale of covered call options, and provides N&B Management with certain assistance in the management of the Funds without added cost to the Funds or ASISI. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts, including mutual funds, that had approximately $59 billion of assets as of April 30, 1998.


     Michael M. Kassen and Robert I. Gendelman are primarily responsible for the day-to-day management of the ASAF Neuberger&Berman Mid-Cap Value Fund. . Mr. Kassen has been a Vice President of N&B Management and a principal of Neuberger&Berman since December 1992, and was an employee of N&B Management from 1990 to December 1992. Mr. Gendelman is a principal of Neuberger&Berman and has been an Assistant Vice President of N&B Management since 1994. He was a portfolio manager for another mutual fund manager from 1992 to 1993.

     Jennifer K. Silver and Brooke A. Cobb are primarily responsible for the day-to-day management of the ASAF Neuberger&Berman Mid-Cap Growth Fund. Ms. Silver is Director of the Neuberger&Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of N&B Management. Ms. Silver is a principal of Neuberger&Berman. Previously, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Previously, Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent adviser.


             Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens") serves as Sub-advisor for the ASAF Robertson Stephens Value + Growth Fund. Robertson Stephens, a California limited partnership located at 555 California Street, San Francisco, CA 94104, was formed in 1993 and is registered as an investment advisor with the Securities and Exchange Commission. The sole limited partner of Robertson Stephens is Robertson, Stephens & Company, L.L.C., a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. As of April 30, 1998, Robertson Stephens and its affiliates have in excess of $5.5 billion under management in public and private investment funds. Robertson, Stephens & Company, L.L.C., is an indirect wholly-owned subsidiary of BankAmerica Corporation, one of the four largest bank holding companies in the United States.


     Ronald Elijah is the portfolio manager responsible for management of the ASAF Robertson Stephens Value + Growth Fund. Mr. Elijah joined Robertson Stephens as a portfolio manager in 1992.

         Marsico Capital Management, LLC ("Marsico Capital"), 1200 17th Street, Suite 1300, Denver, CO 80202, serves as Sub-advisor for the ASAF Marsico Capital Growth Fund. Thomas F. Marsico, who has managed the Fund since its inception, has primary responsibility for management of the Fund. Mr. Marsico is Chairman and Chief Executive Officer, and has sole voting control, of Marsico Capital. Prior to forming Marsico Capital in September, 1997, Mr. Marsico served as Executive Vice President and Portfolio Manager at Janus Capital Corporation ("Janus"). Mr. Marsico joined Janus in March, 1986 and served as Portfolio Manager of the Janus Twenty Fund from February, 1988 to August, 1997 and the Janus Growth and Income Fund from May, 1991 (inception) to August, 1997. As of April 30, 1998, Marsico Capital managed approximately $1 billion in assets.


             Lord, Abbett & Co. ("Lord Abbett") serves as Sub-advisor for the ASAF Lord Abbett Growth and Income Fund. Lord Abbett, an investment manager for over 68 years, is located at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. As of April 30, 1998, Lord Abbett managed approximately $27 billion in a family of mutual funds and other advisory accounts.


     The portfolio manager responsible for management of the ASAF Lord Abbett Growth and Income Fund is W. Thomas Hudson, Jr., Executive Vice President. Mr. Hudson has held certain positions in the equity research department of Lord Abbett since 1982.


             INVESCO Funds Group, Inc. ("INVESCO") serves as Sub-advisor for the ASMT INVESCO Equity Income Portfolio. INVESCO, located at 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, was established in 1932. AMVESCAP PLC (formerly, "INVESCO PLC"), the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed approximately $260 billion of assets as of June 30, 1998.


     The portfolio managers responsible for the day-to-day management of the ASMT INVESCO Equity Income Portfolio are Charles P. Mayer, Portfolio Co-Manager, and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer began his investment career in 1969 and is now a senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO, and from 1984 to 1993, he was a portfolio manager with Westinghouse Pension. Mr. Paul entered the investment management industry in 1976 and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.

             American Century Investment Management, Inc. ("American Century," formally known as, "Investors Research Corporation") serves as Sub-advisor for the ASAF American Century Strategic Balanced Fund. American Century, located at American Century Towers, 4500 Main Street, Kansas City, Missouri 64111, has been providing investment advisory services to investment companies and institutional clients since 1958. In June 1995, American Century Companies, Inc. ("ACC"), the parent of American Century, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to The Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC will be providing investment management services to American Century funds, while certain American Century employees will be providing investment management services to Benham funds. As of April 30, 1998, American Century and its affiliates managed assets totaling approximately $71 billion.

             American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the ASAF American Century Strategic Balanced Fund. The portfolio manager members of the portfolio team responsible for the day-to-day management of the equity portion of the Fund are James E. Stowers III, Bruce A. Wimberly, and John Sykora. Mr. Stowers, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. Mr. Wimberly, Portfolio Manager, joined American Century in September 1994 as an Investment Analyst. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University, from August 1992 to August 1994, where he obtained his MBA degree. Mr. Sykora, Portfolio Manager, joined American Century in May 1994 as an Investment Analyst, a position he held until August 1997. Mr. Sykora served as a Financial Analyst for business Men's Assurance Company of America from August 1993 to 1994. Prior to that, Mr. Sykora attended Michigan State University. The portfolio manager members of the portfolio team responsible for the day-to-day management of the fixed income portion of the Fund are Casey Colton, Norman E. Hoops, Brian Howell, Jeffrey L. Houston, and David Schroeder. Casey Colton joined BMC in 1990 as a Municipal Analyst. Norman Hoops joined American Century in November 1989 as Vice President and Portfolio Manager and became Senior Vice President and Fixed Income Portfolio Manager in April 1993. Brian Howell joined BMC in 1987 as a research analyst and was promoted to his current position in January 1994. Jeffrey Houston has worked for American Century as a Portfolio Manager since November, 1990. David Schroeder joined BMC in 1990.


             Federated Investment Counseling ("Federated Investment") serves as Sub-advisor for the ASAF Federated High Yield Bond Fund. Federated Investment, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, was organized as a Delaware business trust in 1989 and is a registered investment advisor under the Investment Advisers Act of 1940. Federated Investment is a wholly owned subsidiary of Federated Investors. Federated Investment and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts. As of April 30, 1998, total assets under management or administration by these and other subsidiaries of Federated Investors was over $146.7 billion.

     The portfolio managers responsible for the day-to-day management of the ASAF Federated High Yield Bond Fund are Mark E. Durbiano and Constantine J. Kartsonas. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of Federated Investment since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated Investment. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pittsburgh. Mr. Kartsonas, who has co-managed the Portfolio since August 1998, joined Federated Investors in 1994 as an Investment Analyst and has been an Assistant Vice President of Federated Investments since March 1997. From 1996 to 1993, he served as an Operations Analyst at Lehman Brothers.

             Pacific Investment Management Company ("PIMCO") serves as Sub-advisor for the ASMT PIMCO Total Return Bond Portfolio. PIMCO, located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, is an investment counseling firm founded in 1971. PIMCO is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Corporation, a California corporation, and an indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a California limited liability company controlled by the managing directors of PIMCO.
As of April 30, 1998, PIMCO had approximately $131 billion of assets under management.


     The portfolio manager responsible for the day-to-day management of the ASMT PIMCO Total Return Bond Portfolio is William H. Gross. Mr. Gross is Managing Director of PIMCO and has been associated with the firm since 1971.


     J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as Sub-advisor for the ASMT JPM Money Market Portfolio. J.P. Morgan, with principal offices at 522 Fifth Avenue, New York, New York 10036, is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan & Co."), a bank holding company organized under the laws of Delaware which is located at 60 Wall Street, New York, New York 10260. J.P. Morgan & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers, and acts as investment adviser to individual and institutional clients with combined assets under management of approximately $290 billion as of April 30, 1998. J.P. Morgan has managed investments for clients for almost a century, since 1913. In addition, J.P. Morgan has managed short-term fixed income assets for clients since 1969.


FEES AND EXPENSES:

             Investment Management Fees. ASISI receives a monthly fee from each Non-Feeder Fund and Portfolio for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund or Portfolio. The investment management fee with respect to each Non-Feeder Fund and Portfolio may differ, reflecting the investment objective, policies and limitations of each Fund or Portfolio and the nature of each Management Agreement and Sub-advisory Agreement. Each Non-Feeder Fund and Portfolio's investment management fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares. The fees payable to ASISI, based on a stated percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:


Fund/Portfolio:                                                                        Annual Rate:

ASAF Founders International Small Capitalization Fund:                  1.10% of the first $100  million;  plus 1.00
                                                                        % of the amount over $100 million

ASMT T. Rowe Price International Equity Portfolio:                                          1.00%

ASAF Janus Overseas Growth Fund:                                                            1.10%

ASAF Founders Small Capitalization Fund:                                                    0.90%

ASAF T. Rowe Price Small Company Value Fund:                                                1.00%

ASAF Neuberger&Berman Mid-Cap Growth Fund:                                                  0.90%

ASAF Neuberger&Berman Mid-Cap Value Fund:                                                   0.90%

ASAF Robertson Stephens Value + Growth Fund:                                                1.10%

ASAF Marsico Capital Growth Fund:                                                           1.00%

ASMT Janus Capital Growth Portfolio:                                                        1.00%

ASAF Lord Abbett Growth and Income Fund:                                                    1.00%

ASMT INVESCO Equity Income Portfolio:                                                       0.75%

ASAF American Century Strategic Balanced Fund:                                              0.90%

ASAF Federated High Yield Bond Fund:                                                        0.70%

ASMT PIMCO Total Return Bond Portfolio:                                                     0.65%

ASMT JPM Money Market Portfolio:                                                            0.50%

             Sub-Advisory Fees. ASISI pays each Sub-advisor on a monthly basis for the performance of sub-advisory services. The fee payable to the Sub-advisors with respect to each Non-Feeder Fund and Portfolio may differ, reflecting, among other things, the investment objective, policies and limitations of each Fund or Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable by the Investment Manager to the Sub-advisor. The fees payable to the Sub-advisors, based on a stated percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

             Founders Asset Management LLC for the ASAF Founders International Small Capitalization Fund: An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .50% of the portion over $100 million.

             Rowe Price-Fleming International, Inc. for the ASMT T. Rowe Price International Equity Portfolio: An annual rate of .75% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60% of the portion over $20 million but not in excess of $50 million; plus .50% of the portion over $50 million. When the average daily net assets of the Portfolio equal or exceed $200 million, the annual rate will be .50% of the entire average daily net assets of the Portfolio.

             Janus Capital  Corporation for the ASAF Janus Overseas Growth Fund:
An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; when the average daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

             Founders Asset Management LLC for the ASAF Founders Small Capitalization Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $250 million; plus .45% of the portion over $250 million.

     T. Rowe Price Associates, Inc. for the ASAF T. Rowe Price Small Company Value Fund: An annual rate of .60% of the average daily net assets of the Fund.

             Neuberger&Berman    Management,    Incorporated    for   the   ASAF
Neuberger&Berman Mid-Cap Growth Fund: An annual rate of .40% of the average daily net assets of the Fund.

             Neuberger&Berman    Management,    Incorporated    for   the   ASAF
Neuberger&Berman Mid-Cap Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

             Robertson, Stephens & Company Investment Management, L.P. for the ASAF Robertson Stephens Value + Growth Fund: An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $200 million; when the average daily net assets of the Fund equal or exceed $200 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

             Marsico Capital Management, LLC for the ASAF Marsico Capital Growth
Fund: An annual rate of .45% of the average daily net assets of the Fund.

     Janus Capital Corporation for the ASMT Janus Capital Growth Portfolio: An annual rate of .45% of the average daily net assets of the Portfolio.

             Lord, Abbett & Co. for the ASAF Lord Abbett Growth and Income Fund:
An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; when the average daily net assets of the Fund equal or exceed $900 million, the annual rate will be .30% of the entire average daily net assets of the Fund.

     INVESCO Funds Group, Inc. for the ASMT INVESCO Equity Income Portfolio: An annual rate of .35% of the average daily net assets of the Portfolio.

     American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $50 million; plus .45% of the portion over $50 million.

             Federated Investment Counseling for the ASAF Federated High Yield Bond Fund: An annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

     Pacific Investment  Management Company for the ASMT PIMCO Total Return Bond
Portfolio: An annual rate of .25% of the average daily net assets of the Portfolio.

     J.P.  Morgan  Investment  Management  Inc.  for the ASMT JPM  Money  Market
Portfolio: An annual rate of .15% of the portion of the average daily net assets of the Portfolio not in excess of $500 million; plus .09% of the portion over $500 million but not in excess of $1 billion; plus .06% of the portion over $1 billion..

             Fee Waivers. The Investment Manager and the Sub-advisors may from time to time agree to voluntarily waive or reduce their respective fees, while retaining their ability to be reimbursed for such fees prior to the end of each fiscal year. Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors.

             The Investment Manager has voluntarily agreed to waive until October 31, 1998 portions of its investment management fees equal to .10% of the average daily net assets of the ASAF Janus Overseas Growth Fund, .10% of the average daily net assets of the ASAF Robertson Stephens Value + Growth Fund, and
 .20% of the average daily net assets of the ASAF Lord Abbett Growth and Income Fund.

             Commencing June 1, 1997, Rowe Price Fleming International, Inc., the Sub-advisor for the ASMT T. Rowe Price International Equity Portfolio, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .25% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .10% of the portion over $20 million but not in excess of $50 million. When the average daily net assets of the Portfolio equal or exceed $200 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .50% of the average daily net assets of the Portfolio will be applied.

             Commencing January 1, 1998, Janus Capital Corporation, the Sub-advisor for the ASAF Janus Overseas Growth Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .10% of the portion of the average daily net assets of the Fund not in excess of $100 million. When the average daily net assets of the Fund equal or exceed $100 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .50% of the entire average daily net assets of the Fund will be applied.

             Commencing January 1, 1998, Robertson, Stephens & Company Investment Management, L.P., the Sub-advisor for the ASAF Robertson Stephens Value + Growth Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .10% of the portion of the average daily net assets of the Fund not in excess of $200 million. When the average daily net assets of the Fund equal or exceed $200 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .50% of the entire average daily net assets of the Fund will be applied.

             Commencing January 1, 1998, Lord, Abbett & Co., the Sub-advisor for the ASAF Lord Abbett Growth and Income Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .20% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .10% of the portion over $200 million but not in excess of $500 million; plus .075% of the portion over $500 million but not in excess of $700 million; plus .05% of the portion over $700 million but not in excess of $900 million. When the average daily net assets of the Fund equal or exceed $900 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .30% of the entire average daily net assets of the Fund will be applied.

             Commencing June 1, 1997, J.P. Morgan Investment Management Inc., the Sub-advisor for the ASMT JPM Money Market Portfolio, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .06% of the portion of the average daily net assets of the Portfolio not in excess of $500 million; plus
 .03% of the portion over $500 million but not in excess of $1 billion.

             Expenses. Each Fund and Portfolio pays all of its expenses, including, but not limited to, the costs incurred in connection with the maintenance of its registration, as applicable, under the 1933 Act and the 1940 Act, printing and mailing prospectuses and SAIs to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, Fund share pricing, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation (including, printing and mailing) of shareholder reports and expenses of director and shareholder meetings. Expenses incurred by the Funds or Portfolios not directly attributable to any specific Fund(s) or Portfolio(s) are allocated on the basis of the net assets of the respective Fund or Portfolio. For additional information regarding Fund and Portfolio expenses, as well as any voluntary agreements by the Investment Manager to limit such expenses, see this Prospectus under "Expense Information" and the Company's SAI under "Fund Expenses."

THE ADMINISTRATOR:

             PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Company and the Trust pursuant to separate administration agreements with the Company and the Trust, respectively (the "Administration Agreements"). The Administrator provides certain fund accounting and administrative services to the Company and the Trust, including, among other services, accounting relating to the Company and the Trust and the investment transactions of the foregoing and computing daily NAVs. The Administrator does not have any responsibility or authority for the management of the assets of the Funds or Portfolios, the determination of their investment policies, or for any matter pertaining to the distribution of securities issued by the Company.

             As compensation for the services and facilities provided by the Administrator to the Company, the Company has agreed to pay the Administrator its "out-of-pocket" expenses, plus a monthly multi-class fee of $3,000 per Fund, plus a monthly feeder fee of $2,000 per Feeder Fund, plus the greater of the following monthly fee based on the average daily net assets of the Non-Feeder Funds -- 0.10% (first $200 million), 0.06% (next $200 million), 0.0275% (next
$200 million), 0.02% (next $400 million) and 0.01% (over $1 billion) -- or a minimum monthly fee of $6,250 per Non-Feeder Fund. The Administrator has agreed to waive the above monthly multi-class fee, the monthly feeder fee and the minimum monthly fee for the first two months of each Fund's operations, and thereafter will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year.

             In addition, as compensation for the services and facilities provided by the Administrator to the Trust, the Trust has agreed to pay the Administrator its "out-of-pocket" expenses, plus the greater of the following monthly fee based on the average daily net assets of the Portfolios -- 0.12% (first $200 million), 0.085% (next $200 million), 0.05% (next $200 million), 0.025% (next $400 million) and 0.02% ($1+ billion) -- or a minimum monthly fee of $8,333 per Portfolio. The Administrator has agreed to waive the above minimum monthly fee for the first two months of each Portfolio's operations, and thereafter will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year. For an additional discussion of the services provided by the Administrator under the Administration Agreements, and the Administrator's "out-of-pocket" expenses, see the Company's SAI under "Investment Advisory & Administration Services."

QUALIFIED PLANS ADMINISTRATOR:

             ASISI receives a fee from each Fund under an Administration Agreement between ASISI and the Company with respect to services provided in connection with investments in the Company by certain qualified retirement plans. Pursuant to this agreement, ASISI selects and contracts with third parties providing administrative services for such plans ("third-party administrators") for the third-party administrator, among other matters, to maintain records of the holdings in the Funds of individual plan participants. As a result of the third-party administrators' services, the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

             ASISI uses its fee from each Fund to pay the third-party administrators to reduce fees that would otherwise be payable by the qualified plan to the third-party administrator. The fee is payable to ASISI at a maximum annual rate of 0.20% of the assets of any plan the third-party administrator for which has entered into an agreement with ASISI. ASISI does not receive any compensation as qualified plans administrator in addition to amounts it pays to third-party administrators and for other out-of -pocket expenses.

                             PORTFOLIO TRANSACTIONS

PORTFOLIO TURNOVER:

             Each Non-Feeder Fund and Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that such a disposition is in the Fund's or Portfolio's best interest. Portfolio turnover rates may increase as a result of the need for a Fund or Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary from year to year, it is anticipated that the following Portfolios and Non-Feeder Funds may have annual rates of turnover exceeding 100%.

         ASAF Founders International Small Capitalization Fund (not to exceed 150% under normal market conditions).

         ASAF Janus Overseas Growth Fund (not to exceed 200% under normal market conditions).

         ASAF Founders Small Capitalization Fund (not to exceed 150% under normal market conditions).

         ASAF Neuberger&Berman Mid-Cap Growth Fund (not to exceed 200% under normal market conditions).

         ASAF Neuberger&Berman Mid-Cap Value Fund (not to exceed 150% under normal market conditions).

         ASAF Robertson Stephens Value + Growth Fund (not to exceed 250% under normal market conditions).

         ASMT Janus Capital Growth Portfolio (not to exceed 200% under normal market conditions).

         ASAF American Century Strategic Balanced Portfolio (not to exceed 150% under normal market conditions).

         ASMT PIMCO Total Return Bond Portfolio (not to exceed 350% under normal market conditions).

             A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period. A high rate of portfolio turnover (generally in excess of 100%) involves correspondingly higher brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. High portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders. For additional information regarding tax liability, see this Prospectus under "Dividends, Capital Gains and Taxes" and the Company's SAI under "Additional Tax Considerations." For additional information regarding portfolio turnover, in general, see the Company's SAI under "Portfolio Transactions."

BROKERAGE ALLOCATION:

             Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Company's and the Trust's brokerage allocation policy may permit a Fund or Portfolio, respectively, to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. In addition, each Fund's or Portfolio's Sub-advisor may consider the use of broker-dealers that are, or might be deemed to be, their affiliates, and may consider sale of shares of the Funds, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect transactions, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager may direct certain of the Sub-advisors to try to effect a portion of their Fund or Portfolio's investment transactions through broker-dealers that sell shares of the Fund (or corresponding Fund, in the case of the Portfolios), to the extent consistent with best net price available and most favorable execution. For an additional discussion of portfolio transactions and brokerage allocation, see the Company's SAI under "Portfolio Transactions."

                       DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS:

             Each Fund intends to distribute substantially all of its net income and capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the ASAF Founders International Small Capitalization Fund, ASAF T. Rowe Price International Equity Fund, ASAF Janus Overseas Growth Fund, ASAF Founders Small Capitalization Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF Neuberger&Berman Mid-Cap Growth Fund, ASAF Neuberger&Berman Mid-Cap Value Fund, ASAF Robertson Stephens Value + Growth Fund, ASAF Marsico Capital Growth Fund, and ASAF Janus Capital Growth Fund will be declared and paid annually; dividends from the net investment income of the ASAF Lord Abbett Growth and Income Fund, ASAF INVESCO Equity Income Fund and ASAF American Century Strategic Balanced Fund will be declared and paid semi-annually; dividends from the net investment income of the ASAF Total Return Bond Fund will be declared daily and paid quarterly; and dividends from net investment income of the ASAF Federated High Yield Bond Fund and ASAF JPM Money Market Fund will be declared daily and paid monthly. Dividends from the ASAF JPM Money Market Fund are not paid on shares until the day following the date on which the shares are issued.

DISTRIBUTION OPTIONS:

             When you open your account, specify on your application how you want to receive your distributions. Unless you specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund. You have the following five distribution options:

             Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the applicable Fund.

     Reinvest Income Dividends Only. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions.

     Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends.

     Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions.

     Reinvest Distributions in Another Fund of the Company. You can reinvest all distributions in another Fund of the Company. For additional information about reinvesting your distributions, see this Prospectus under "Special Investment Programs and Privileges."

TAXES:

             Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Company's policy to have each Fund distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

             So long as a Fund qualifies as a regulated investment company for federal income tax purposes, the Fund, in computing its income subject to federal income tax, is entitled to deduct all dividends other than "preferential" dividends paid by it to its shareholders during the taxable year. "Preferential" dividends are dividends other than dividends which have been distributed to shareholders pro rata without preference to any share of stock as compared with other shares of the same class and without preference to one class of stock as compared with another, except in accordance with the former's dividend rights as a class. The Company has received separate opinions of counsel (the "Opinions") from the law firms of Caplin & Drysdale, Chartered and Rogers & Wells which, collectively, conclude that the multiple-class share structure of the Funds would not cause dividends declared and paid by a Fund to be treated as "preferential" dividends for this purpose. The Opinions are not binding on the Internal Revenue Service (the "IRS") and no ruling has been obtained by the Company from the IRS on the matter. The Company does not believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds, including the Bonus Share feature applicable to Class X shares of each of the Funds, has been considered by the IRS in other rulings. Furthermore, the Opinions are based on the application of current federal income tax law and relevant authorities, and subsequent changes in federal tax law or judicial or administrative decisions or pronouncements may supersede or affect the conclusions in the Opinions. If dividends declared and paid by a Fund on any class of shares were to be treated as "preferential," dividends paid by the Fund to shareholders on all classes of shares during the taxable year would become non-deductible. In this event, the Fund would not be treated as a regulated investment company and the Fund would be taxed on its net income, without any deductions for dividends paid to its shareholders. The resulting federal and state income tax liability, and any related interest and penalties, would be payable from and to the extent of such Fund's then available assets and ultimately would be borne by all current shareholders. The treatment of dividends declared and paid during the taxable year on any class of shares as preferential, and the resulting failure of a Fund to be treated as a regulated investment company, could have additional personal income tax consequences for shareholders of the Fund, including the taxation of distributions as ordinary income that otherwise would have been classified as net capital gains.

             Upward adjustments in the principal value of inflation-indexed bonds will be includable currently in a Fund's gross income notwithstanding the absence of a corresponding cash payment. The Fund's need to distribute such income may compel liquidation of investments under disadvantageous circumstances.

             Distributions by each Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent designated in a notice from the Fund to its shareholders as being attributable to dividends received by the Fund. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss will be designated as capital gain dividends that are taxable to shareholders as mid-term capital gains for the Company's fiscal year ending on October 31, 1998 and as mid-term or long-term capital gains for later years, regardless of the length of time shares are held by the shareholder.

             Portions of certain Funds' investment income may be subject to foreign income taxes withheld at source. The Company may, but is not required to, elect to "pass-through" to the shareholders of any such Funds these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

             Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Funds. In general, distributions by the Funds are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Funds to certain qualified retirement plans may be exempt from federal income tax.

             "Buying a Dividend." When a Fund pays a dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date (the date used for determining the record owners who will receive the dividend), or just before a Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

             Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

             Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

             The above federal income tax information is based on tax laws and regulations in effect as of the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the more detailed discussion of federal income tax considerations relevant to the Funds contained in the Company's SAI under "Additional Tax Considerations." In addition, you should consult with your own tax adviser as to the effect of an investment in the Fund on your particular tax situation, including the application of state and local taxes which may differ from the federal income tax consequences described above.

                                OTHER INFORMATION

INVESTOR INFORMATION SERVICES:

             The Company provides 24-hour information services via a toll-free number on Fund yields and prices, dividends, account balances, and your latest transaction as well as the ability to request prospectuses, account and tax forms, and duplicate statements. In addition, telephone representatives are available during normal business hours to provide the information and services you need. Shareholder inquiries should be made by calling 1-800-SKANDIA or, if in writing, to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012.

             Statements   and  reports  sent  to  you  include  the   following:
confirmation statements (after every transaction, except reinvestments, automatic investments and systematic withdrawals, that affect your account balance or your account registration), quarterly consolidated account statements, and financial reports (every six months). Call the above number if you need additional copies of financial reports or historical account information. There may be a small charge for historical account information for prior years.

DISTRIBUTOR:

             Shares of the Company are distributed through American Skandia Marketing, Incorporated, the principal underwriter and distributor for the Company (the "Distributor," as previously defined). The Distributor, located at One Corporate Drive, Shelton, Connecticut 06484, is registered as a broker-dealer with the Commission and the National Association of Securities Dealers, Inc. It is an "affiliated person" (within the meaning of the 1940 Act) of the Investment Manager, the Company, the Trust, American Skandia Trust, American Skandia Life Assurance Corporation and American Skandia Information Services and Technology Corporation, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation. The Distributor may offer shares of the Funds directly to potential purchasers.

TRANSFER AGENT:

             Boston Financial Data Services, Inc. (the "Transfer Agent," as previously defined), located at Two Heritage Drive, Quincy, Massachusetts 02171, serves as the transfer agent and dividend paying agent for the Company.

DOMESTIC AND FOREIGN CUSTODIANS:

             PNC Bank, located at Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, serves as custodian for all domestic cash and securities holdings of the Funds and Portfolios investing primarily in domestic securities. Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities holdings of the ASAF Founders International Small Capitalization Fund, the ASAF T. Rowe Price International Equity Fund (and corresponding Portfolio), and the ASAF Janus Overseas Growth Fund, and co-custodian for all foreign securities holdings of the Funds and Portfolios which invest primarily in domestic securities.

LEGAL COUNSEL AND INDEPENDENT ACCOUNTANTS:


             Werner & Kennedy, located at 1633 Broadway, New York, New York 10019, serves as counsel to the Company. Caplin & Drysdale, located at One Thomas Circle, N.W., Washington, D.C. 20005, and Rogers & Wells, located at 200 Park Avenue, New York, New York 10166, serve as special counsel to the Company on certain tax matters. PricewaterhouseCoopers LLP, located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, has been selected as the independent accountants of the Company.


REGISTRATION STATEMENT:

             This Prospectus omits certain information contained in the Registration Statement filed with the Commission. Copies of the Registration Statement, including those items omitted herefrom, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 19, 1998

--------------------------------------------------------------------------------


                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

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
Table of Contents                                                                                                      Page

General Information.......................................................................................................2
Investment Programs of the Funds..........................................................................................2


         ASAF Founders International Small Capitalization Fund............................................................3
         ASAF T. Rowe Price International Equity Fund....................................................................10
         ASAF Janus Overseas Growth Fund.................................................................................19
         ASAF Founders Small Capitalization Fund.........................................................................22
         ASAF T. Rowe Price Small Company Value Fund.....................................................................29
         ASAF Neuberger&Berman Mid-Cap Growth Fund.......................................................................39
         ASAF Neuberger&Berman Mid-Cap Value Fund........................................................................50
         ASAF Robertson Stephens Value + Growth Fund.....................................................................58
         ASAF Marsico Capital Growth Fund................................................................................66
         ASAF Janus Capital Growth Fund..................................................................................68
         ASAF Lord Abbett Growth and Income Fund.........................................................................70
         ASAF INVESCO Equity Income Fund.................................................................................72
         ASAF American Century Strategic Balanced Fund...................................................................72
         ASAF Federated High Yield Bond Fund.............................................................................79
         ASAF Total Return Bond Fund.....................................................................................81
         ASAF JPM Money Market Fund......................................................................................93


Fundamental Investment Restrictions......................................................................................94
Certain Risk Factors and Investment Methods..............................................................................96
Additional Performance Information.......................................................................................96
Management of the Company...............................................................................................116
Investment Advisory & Administration Services...........................................................................119
Fund Expenses...........................................................................................................123
Distribution Arrangements...............................................................................................124
Determination of Net Asset Value........................................................................................125
Additional Information on the Purchase and Redemption of Shares.........................................................126
Portfolio Transactions..................................................................................................127
Additional Tax Considerations...........................................................................................128
Capital Stock of the Company & Principal Holders of Securities..........................................................131
Other Information.......................................................................................................134
Financial Statements....................................................................................................135
Appendix................................................................................................................265

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This Statement of Additional  Information ("SAI") is not a prospectus and should be read in conjunction with the Company's current Prospectus, dated August , 1998. A copy of the Company's Prospectus may be obtained by writing to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.


                               GENERAL INFORMATION


     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company comprised of sixteen diversified investment portfolios (each a "Fund" and together the "Funds"). The Company was established as a Maryland corporation on March 5, 1997, and had no business history prior to the Fund's commencement of operations on July 28, 1997. Five of the Funds -- ASAF T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund (each a "Feeder Fund" and together the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio (each a "Portfolio" and together the "Portfolios") of American Skandia Master Trust (the "Trust"), an open-end management investment company comprised of five diversified investment portfolios. Each Portfolio of the Trust invests in securities in accordance with an investment objective, investment policies and limitations identical to those of its corresponding Feeder Fund. This "master/feeder" fund structure differs from that of the other Funds of the Company and many other investment companies which directly invest and manage their own portfolio of securities. Those Funds of the Company which currently are not organized under a "master/feeder" fund structure (the "Non-Feeder Funds") retain the right to invest their assets in a corresponding Portfolio of the Trust in the future. For additional information regarding the "master/feeder" fund structure, see the Company's Prospectus under "Special Information on the 'Master Feeder' Fund Structure."

     American Skandia Investment Services, Incorporated ("ASISI" or the "Investment Manager") acts as the investment manager for both the Non-Feeder Funds and the Portfolios. Currently, ASISI engages the following sub-advisors ("Sub-advisor(s)") for the investment management of each Non-Feeder Fund and
Portfolio: (a) ASAF Founders International Small Capitalization Fund: Founders Asset Management LLC; (b) ASMT T. Rowe Price International Equity Portfolio:
Rowe  Price-Fleming  International,  Inc.; (c) ASAF Janus Overseas  Growth Fund:
Janus Capital Corporation; (d) ASAF Founders Small Capitalization Fund: Founders Asset Management LLC; (e) ASAF T. Rowe Price Small Company Value Fund: T. Rowe Price Associates, Inc.; (f) ASAF Robertson Stephens Value + Growth Fund:
Robertson, Stephens & Company Investment Management, L.P.; (g) ASAF Neuberger&Berman Mid-Cap Growth Fund: Neuberger&Berman Management Incorporated;
(h) ASAF Neuberger&Berman Mid-Cap Value Fund: Neuberger&Berman Management Incorporated; (i) ASMT Janus Capital Growth Portfolio: Janus Capital Corporation; (j) ASAF Marsico Capital Growth Fund: Marsico Capital Management, LLC; (j) ASAF Lord Abbett Growth & Income Fund: Lord, Abbett & Co.; (k) ASMT INVESCO Equity Income Portfolio: INVESCO Funds Group, Inc.; (l) ASAF American Century Strategic Balanced Fund: American Century Investment Management, Inc.;
(m) ASAF Federated High Yield Bond Fund: Federated Investment Counseling; (n) ASMT PIMCO Total Return Bond Portfolio: Pacific Investment Management Company; and (o) ASMT JPM Money Market Portfolio: J.P. Morgan Investment Management Inc.

                        INVESTMENT PROGRAMS OF THE FUNDS

     The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of each Fund and Portfolio. The investment objective of each Fund or Portfolio and supplemental information regarding its investment policies are described below separately for each Fund or Portfolio.

         The  investment   objective  and,  unless  otherwise   specified,   the
investment policies and limitations of each Fund and Portfolio are not "fundamental" policies and may be changed by the Directors of the Company or the Trustees of the Trust, where applicable, without shareholder approval. Those investment policies specifically labeled as "fundamental," including those described in the "Fundamental Investment Restrictions" section of this SAI, may not be changed without shareholder approval. Fundamental investment policies of a Fund or Portfolio may be changed only with the approval of at least the lesser of (1) 67% or more of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or Portfolio are represented, or (2) a majority of the outstanding shares of the Fund or Portfolio.

     Notwithstanding any other investment policy of a Fund, each Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. Those Funds which currently invest all of their investable assets in such a manner, the Feeder Funds, seek to meet their respective investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust, which in turn invests directly in a portfolio of securities in accordance with the investment objective, policies and limitations of its Feeder Fund. The investment objective, policies and limitations of each Feeder Fund are otherwise identical to those of its corresponding Portfolio. As such, the following discussion of the Feeder Funds, including references to the Directors of the Company, apply equally to the Funds' corresponding Portfolios and the Trustees of the Trust, respectively.

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

     Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Fund may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Fund may purchase options on securities. The Fund may also purchase put and call options on stock indices.

     The Fund may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Fund's assets is invested in securities with respect to which options may be written. The extent of the Fund's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

     When the Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

     The Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

     Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

     A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Fund purchases put options on stock indices to protect the portfolio against decline in value. The Fund purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Fund. Any gain in the price of a call option is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

     The Fund may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Fund may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Fund.

     Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Fund may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this SAI, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Fund.

     One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Fund will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Futures Contracts. The Fund may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     The Fund may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

     The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Fund's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Options on Futures Contracts. The Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge the Fund against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risks Factors and Investment Methods."

     Options on Foreign Currencies. The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

     Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

     In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Forward Contracts for Purchase or Sale of Foreign Currencies. The Fund generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund will not speculate in forward contracts.


     Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency. In addition, the Fund may engage in "proxy-hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities.


     At the consummation of a forward contract for delivery by the Fund of a foreign currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency.

     Dealings in forward contracts by the Fund will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. As discussed in the Company's Prospectus, the Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     The Directors of the Company have promulgated guidelines with respect to illiquid securities.

     Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities which, as disclosed in the Company's Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

     The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

     Lower-Rated or Unrated Fixed-Income Securities. The Fund may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this SAI. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

     Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

     Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Fund's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Fund may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Fund does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     The Sub-advisor seeks to reduce the overall risks associated with the Fund's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with respect to money market instruments eligible for investment by the Fund with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Fund's limitation with respect to illiquid securities.

     The Fund has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Convertible Securities. The Fund may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Invest  more  than 15% of the  market  value of its net  assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

     2........Purchase  securities  of  other  investment  companies  except  in compliance with the Investment Company Act of 1940;

     3........Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and, provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

     4........Sell securities short.

     In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Fund may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

ASAF T. ROWE PRICE INTERNATIONAL EQUITY FUND:

Investment Objective: The investment objective of the Fund is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

Investment Policies:

     The Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, the Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that the Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Fund.

     The Fund's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Fund is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Fund cannot guarantee it will achieve its objective.

     It is the present intention of the Sub-advisor to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as the Sub-advisor may determine from time to time.

     In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

     In analyzing companies for investment, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Fund invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

     It is expected that the Fund's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

     The Fund will invest in securities denominated in currencies specified elsewhere herein.

     It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

     The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the Investment Company Act of 1940 discussed below. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

     Apart from the matters described herein, the Fund is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Company's Prospectus and this SAI. It should be noted, however, that this situation could change at any time.

     The Fund may invest in companies located in Eastern Europe. The Fund will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

     Risk Factors of Foreign Investing. There are special risks in investing in the Fund. Certain of these risks are inherent in any international mutual fund; others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

     Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. The Fund is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     In addition to the investments described in the Company's Prospectus, the Fund may invest in the following:

     Writing Covered Call Options. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The Fund will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     Writing Covered Put Options. Although the Fund has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Fund, the Fund reserves the right to do so.

     The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

     The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

     Purchasing Put Options. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

     The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     Purchasing Call Options. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

     The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

     Dealer Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to perform would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Futures Contracts:

     Transactions in Futures. The Fund may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Fund has no current intention of entering into interest rate futures. The Fund, however, reserves the right to trade in financial futures of any kind.

     Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities.

     Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Regulatory Limitations. The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Fund may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Fund's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, or other liquid assets, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.

     In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

     Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Fund and such other portfolios in a fair and non-discriminatory manner. See this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

     Additional Futures and Options Contracts. Although the Fund has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

     Foreign Futures and Options. The Fund is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Currency Transactions. The Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For an additional discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

     Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

     Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

     Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on
Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

     Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this SAI under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     Illiquid and Restricted Securities. The Fund may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Fund's net assets.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Directors of the Company. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, the Fund may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     The Directors of the Company have promulgated guidelines with respect to illiquid securities.

     Lending of Portfolio Securities. For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk.

     Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc. The Fund has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Purchase  additional  securities when money borrowed exceeds 5% of the Fund's total assets;

     2........Invest  in companies for the purpose of  exercising  management or control;

     3........Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     5........Invest  in puts,  calls,  straddles,  spreads,  or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

     6........Purchase  securities  on margin,  except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts and other permissible investments;

     7........Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any security owned by the Fund as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     8........Effect short sales of securities;

     9........Invest  in warrants if, as a result thereof,  more than 10% of the value of the total assets of the Fund would be invested in warrants except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market; or

     10.......Purchase  a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net assets.

     In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive
Foreign Investment Companies. The Fund is subject to certain percentage limitations under the Investment Company Act of 1940 relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.

ASAF JANUS OVERSEAS GROWTH FUND:

     Investment Objective: The investment objective of the ASAF Janus Overseas Growth Fund is to seek long-term growth of capital.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging). The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Illiquid  Investments.   Subject  to  guidelines   promulgated  by  the
Directors of the Company, the Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Fund's securities, including Rule 144A Securities and commercial paper. Under the guidelines established by the Directors, the Sub-advisor will consider, among others, the following factors in determining whether a Rule 144A Security is liquid: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will consider, among other factors, whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.


         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Fund may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. For an additional discussion of pass-through securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

     Other  Income-Producing   Securities.   Other  types  of  income  producing
securities that the Fund may purchase include, but are not limited to, the following types of securities:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval:

         1........The  Fund will not (i) enter into any  futures  contracts  and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2........The  Fund does not currently intend to sell securities  short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3........The  Fund does not currently intend to purchase  securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     4........The Fund does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

         5........The  Fund may not mortgage or pledge any  securities  owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6........The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors of the Company, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.


     7........The Fund may not invest in companies for the purpose of exercising control of management.

ASAF FOUNDERS SMALL CAPITALIZATION FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Fund may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Fund may purchase options on securities. The Fund may also purchase put and call options on stock indices.

         The Fund may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Fund's assets is invested in securities with respect to which options may be written. The extent of the Fund's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Fund purchases put options on stock indices to protect the portfolio against decline in value. The Fund purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Fund. Any gain in the price of a call option is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

         The Fund may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Fund may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Fund.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Fund may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this SAI, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Fund.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Fund will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Fund may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

         The Fund may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Fund's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge its portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The  Fund's  ability  to  dispose  of its  positions  in the  foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts for Purchase or Sale of Foreign Currencies. The Fund generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency. In addition, the Fund may engage in "proxy-hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Fund of a foreign currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency.

         Dealings in forward contracts by the Fund will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. As discussed in the Company's Prospectus, the Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities which, as disclosed in the Company's Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

         Lower-Rated or Unrated Fixed-Income Securities. The Fund may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this SAI. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Fund's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Fund may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Fund does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Fund's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

         Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with respect to money market instruments eligible for investment by the Fund with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Fund's limitation with respect to illiquid securities.

         The Fund has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Fund may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1........Invest  more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

     2........Purchase  securities  of  other  investment  companies  except  in compliance with the Investment Company Act of 1940;

         3........Purchase  any  securities  on margin  except  to  obtain  such short-term credits as may be necessary for the clearance of transactions (and, provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         4........Sell securities short.

         In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Fund may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND:

     Investment Objective: The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although primarily all of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Fund may invest include, but are not limited to, those described below. See this SAI under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

     Lower-Rated Debt Securities. The Fund's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

         After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus.

         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Fund was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Fund will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. The Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue; and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Asset-Backed Securities. The Fund may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

     .........Automobile   Receivable   Securities.   The  Fund  may  invest  in
asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

     .........Credit  Card  Receivable  Securities.   The  Fund  may  invest  in
asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

     .........Other  Assets.  The  Sub-advisor   anticipates  that  asset-backed
securities backed by assets other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Call Options. The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

         The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

         The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.
This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

         The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

         Futures Contracts:

     .........Transactions   in  Futures.   The  Fund  may  enter  into  futures
contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

     .........Stock  index  futures  contracts may be used to attempt to hedge a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's securities.

         .........Interest  rate or currency  futures  contracts  may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     .........The  Fund will enter into  futures  contracts  which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     .........Regulatory  Limitations. The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         .........The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

     .........The  Fund's use of futures  contracts will not result in leverage.
Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     .........If  the  CFTC or  other  regulatory  authorities  adopt  different
(including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

         Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Fund and such other portfolios managed by the Sub-advisor in a fair and non-discriminatory manner. See this SAI and Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Fund is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and policies. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

         At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on
Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Directors of the Company, the Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.

     Warrants. The Fund may acquire warrants. For a discussion of certain risks involved therein, see this SAI under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Fund has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Purchase  additional  securities when money borrowed exceeds 5% of its total assets;

     2........Invest  in companies for the purpose of  exercising  management or control;

     3........Purchase  a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

     4........Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

     5........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     6........Purchase  securities  on margin,  except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

     7........Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     8........Invest  in puts,  calls,  straddles,  spreads,  or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

     9........Effect short sales of securities; or

     10.......Invest  in warrants if, as a result thereof,  more than 10% of the value of the net assets of the Fund would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.


ASAF NEUBERGER&BERMAN MID-CAP GROWTH FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Directors of the Company. The bank or securities dealer agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at all times equals or exceeds the repurchase price under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by the custodian or a bank acting as the Fund's agent.

         Securities Loans. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of reducing the Fund's liquidity. The Sub-advisor, acting under guidelines established by the Board of Directors of the Company, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Fund's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Fund to be illiquid. Illiquid securities for which no market exists are priced by a method that the Directors believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options and Put Options on Securities. The Fund may write and purchase put and call options on securities. Securities on which call and put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         The Fund may write call options and purchase put options on securities in order to hedge (i.e., write or purchase options to reduce the effect of price fluctuations of securities held by the Fund), and may also purchase or write put options, purchase call options and write covered call options in an attempt to enhance income.

         When the Fund writes a put option, it receives a premium and becomes obligated to acquire a certain security at a price at any time until a certain date if the purchaser of the option decides to exercise the option. The writer of the option may be obligated to purchase the security at more than its current value.

         When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. The Fund writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be more than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call or put option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised, the Fund will lose the entire amount of the premium paid.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Fund originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Fund may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.


         The Fund pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.


         From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         For an  additional  discussion  of options  and their  risks,  see this
Statement  and  the  Company's   Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Options on Securities Indices. The Fund also may write or purchase put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. However, the Fund currently does not expect to invest a substantial portion of its assets in securities index options. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

         A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indexes are currently traded on the Chicago Board Options Exchange, the NYSE, the AMex and foreign exchanges.

         The Fund may purchase put options in order to hedge against an anticipated decline in securities market prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's securities.

         The Fund may purchase call options on securities indices in order to participate in an anticipated increase in securities market prices. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would, in effect, allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. In circumstances where a securities index is declining, the Fund also may experience a loss in the value of its portfolio securities. Such losses may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

         The Fund may write securities index options in order to close out positions in securities index options that it has purchased. These closing sale transactions enable the Fund immediately to realize gains or minimize losses on its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities.

         All securities index options purchased by the Fund will be listed and traded on an exchange. While exchange-traded options may be more liquid than OTC options, there is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option at any particular time. As is the case with options on securities, the Fund will incur brokerage commissions and other transactions costs in connection with purchasing and writing options on securities indices.

         For an additional discussion of options on securities indices and their risks, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options Thereon. The Fund may enter into futures contracts for the purchase or sale of individual securities or futures contracts on securities indices that are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and the rules of such foreign exchange. The Fund may purchase and sell futures for bona fide hedging purposes and for non-hedging purposes (i.e., in an effort to enhance income) to the extent permitted in CFTC regulations.

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         "Margin" with respect to futures is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements,  the Fund will be required to make an  additional  margin  deposit
("variation margin"). However, if favorable price changes in the futures contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily net asset value, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written. If the futures commission merchant holding the deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (it the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.

         Although the Sub-advisor believes that the use of futures contracts will benefit the Fund, if the Sub-advisor's judgment about the general direction of the markets is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. For an additional discussion of futures contracts, related options and their risks, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments, quasi-governments and foreign banks) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Fund's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) warrants, (4) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (5) obligations of other corporations, and
(6) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. The Fund may invest in lower-rated foreign debt securities subject to the Fund's 10% limitation on lower-rated debt securities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 20% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Fund may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may also use forward contracts for non-hedging purposes.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency.

         The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies. The Fund may also purchase and sell forward contracts for non-hedging purposes when the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

         When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account. The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Futures and Related Options. The Fund may enter into currency futures contracts and options on such futures contracts in domestic and foreign markets. The Fund may sell a currency futures contract or a call option, or it may purchase a put option on such futures contract, if the Sub-advisor anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Fund's securities denominated in such currency. If the Sub-advisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in a particular currency and which the Fund intends to purchase. The Fund will use these futures contracts and related options for hedging purposes. The Fund may also purchase a currency futures contract, or a call option thereon, for non-hedging purposes (i.e., in an effort to enhance income) when the Sub-advisor anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund's portfolio.

         The sale of a currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To close out a currency futures contract sold by the Fund, the Fund may purchase a currency futures contract for the same aggregate amount of currency and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. Likewise, if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. For the holder of an option, there are no daily payments of cash for "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.


         A risk in employing currency futures contracts to protect against price volatility of portfolio securities which are denominated in a particular currency is that the prices of currency futures contracts may not completely correlate with the behavior of the cash prices of the Fund's securities. The correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-advisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place. When the Fund engages in the purchase of currency futures contracts, an amount equal to the market value of the currency futures contract (minus any required margin) will be deposited in a segregated account of securities, cash, or cash equivalents to collateralize the position and thereby limit the use of such futures contracts.


         Put and call options on currency futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, however, there are particular risks associated with transactions in options on currency futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market for such options.

         Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Fund could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         The Fund may purchase call options on currency for non-hedging purposes when the Sub-advisor anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio. The Fund may write
(sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

         The Fund would normally purchase call options for non-hedging purposes in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

         A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Futures, Options on Futures, Options on Securities and Indices, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Fund will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Forward Commitments and When-Issued Securities. The Fund may purchase securities on a when-issued basis, that is, by committing to purchase securities (to secure an advantageous price and yield at the time of the commitment) and completing the purchase by making payment against delivery of the securities at a future date. The Fund also may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued purchases and forward commitment transactions enable the Fund to "lock in" what the Sub-advisor believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of failing interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect.

         The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

         When the Fund purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, until payment is made, cash, fixed income, or equity securities having an aggregate market value (determined daily to the extent required by SEC staff policy) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

         Short Sales Against-the-Box. The Fund may make short sales against-the-box. To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund then is obligated to replace the security borrowed at a later date. A short sale is "against-the-box" when, at all times during which a short position is open, the Fund owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. Short sales against-the-box allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

         Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). In addition, the Fund may invest up to 10% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities, but may not invest in securities rated below C by Moody's or S&P or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income securities held by the Fund deteriorates so that they are no longer rated at least C by Moody's or S&P, or, if unrated, are determined by the Sub-advisor to no longer be of comparable quality, the Fund will engage in an orderly disposition of the securities to the extent necessary to ensure that the Fund's holding of such securities will not exceed 5% of its net assets.

         Convertible Securities. The Fund may invest in convertible securities of any quality. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. For a discussion of potential tax consequences of investing in zero coupon securities, see this SAI under "Additional Tax Considerations."

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Fund's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Banking and Savings Institution Securities. The Fund may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Neuberger&Berman Mid-Cap Growth Fund. These limitations are not fundamental restrictions and can be changed without shareholder approval.

         1. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         3. The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

         5. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

ASAF NEUBERGER&BERMAN MID-CAP VALUE FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Directors of the Company. The bank or securities dealer agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at all times equals or exceeds the repurchase price under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by the custodian or a bank acting as the Fund's agent.

         Securities Loans. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of reducing the Fund's liquidity. The Sub-advisor, acting under guidelines established by the Board of Directors of the Company, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Fund's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Fund to be illiquid. Illiquid securities for which no market exists are priced by a method that the Directors believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options. The Fund may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions. Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Fund on the Fund's net asset value. Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. The Fund writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call or put option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Fund originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Fund may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         For an  additional  discussion  of options  and their  risks,  see this
Statement  and  the  Company's   Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Fund's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. The Fund may invest in lower-rated foreign debt securities subject to the Fund's 15% limitation on lower-rated debt securities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Fund may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Fund's net assets.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency. The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account. The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Fund could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Fund will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         When-Issued Securities. The Fund may purchase securities on a when-issued basis, that is, by committing to purchase securities and completing the purchase by making payment against delivery of the securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and are not traded on exchanges. When-issued purchases enable the Fund to "lock in" what the Sub-advisor believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

         The value of securities purchased on a when-issued basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's net asset value starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         The Fund will purchase securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a gain or loss in connection with these transactions.

         When the Fund purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, until payment is made, cash, fixed income, or equity securities having an aggregate market value (determined daily to the extent required by SEC staff policy) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases.

         Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible Securities. The Fund may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Fund's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero Coupon Securities. The Fund may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. For a discussion of potential tax consequences of investing in zero coupon securities, see this SAI under "Additional Tax Considerations."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Neuberger&Berman Mid-Cap Value Fund. These limitations are not fundamental restrictions, and can be changed without shareholder approval.

         1. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         3. The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

         5. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.



         6. The Fund may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND:

     Investment Objective: The investment objective of the Fund is to seek capital appreciation.

Investment Policies:

         Options. The Fund may purchase and sell put and call options on its securities to enhance performance and to protect against changes in market prices. There is no assurance that the Fund's use of put and call options will achieve its desired objective, and the Fund's use of options may result in losses to the Fund.

                  Writing Covered Call Options. The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

                  Writing Covered Put Options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash or other liquid assets equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

                  Purchasing Put and Call Options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         The Fund may also purchase put and call options to attempt to enhance its current return.

                  Options on Foreign Securities. The Fund may purchase and sell options on foreign securities if the Sub-advisor believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         For an additional discussion of options transactions and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Special Expiration Price Options. The Fund may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Sub-advisor believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Fund's profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets.

         LEAPs and BOUNDs. The Fund may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Fund will not purchase these options with respect to more than 25% of the value of its net assets.

         LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

         BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise. Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

         The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration), whereas BOUNDs are European-style options (exercisable only on the expiration date).

         Futures Contracts.

                  Index Futures Contracts and Options. The Fund may buy and sell futures contracts and related options for hedging purposes or to attempt to increase investment return. The Fund currently expects that it will only purchase and sell stock index futures contracts and related options. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index. The Fund may purchase or sell futures contracts with respect to any securities indices.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

         Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

         The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

                  Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         For an additional discussion of futures contracts and related options and the risks involved therein, see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods."

         Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Under guidelines established by the Board of Directors of the Company, the Fund may enter into repurchase agreements only with banks and securities dealers meeting certain criteria as to credit-worthiness and financial condition. It is the Sub-advisor's present intention that the Fund enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For a discussion of repurchase agreements and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Lending. The Fund may lend its securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Directors of the Company may establish) of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before the Fund enters into a loan, the Sub-advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

         Short Sales. The Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

         Foreign Investments. The Fund may invest in foreign securities, securities denominated in or indexed to foreign currencies, and certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks. For a discussion of the risks involved in foreign currency fluctuations and investing in foreign securities in general, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The considerations associated with foreign investments generally are intensified for investments in developing countries. For a discussion of the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Fund's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Zero-Coupon Debt Securities and Pay-in-Kind Securities. The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations which are generally issued at a discount from their value at maturity and are payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. For a discussion of zero-coupon debt securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Even though zero-coupon securities do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

         The  Fund  also  may  purchase  pay-in-kind   securities.   Pay-in-kind
securities pay all or a portion of their interest or dividends in the form of additional securities.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

         2. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

         3. Invest in securities of other investment companies, except in compliance with the 1940 Act;

         4.       Invest in real estate limited partnerships;

         5.       Acquire more than 10% of the voting securities of any issuer;

         6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

     7. Make investments for the purpose of exercising control or management;

         8. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.

         In addition, the Fund will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

ASAF MARSICO CAPITAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth. Realization of income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies and forward contracts. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund. The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and on indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Directors of the Company, the Fund may enter into repurchase agreements. The Fund may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Securities. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). The Fund will not invest more than 5% of its total assets in these securities.

         The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. The Fund will not purchase debt securities rated below "CCC-" by Standard & Poor's or "Caa" by Moody's. The Fund may also purchase unrated bonds of foreign and domestic issuers. For an additional discussion of high-yield/high-risk securities, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Marsico Capital Growth Fund. These limitations are not "fundamental" restrictions, and may be changed by the Directors without shareholder approval.

         1. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4. The Fund does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

         5. The Fund may not invest in companies for the purpose of exercising control or management.

ASAF JANUS CAPITAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging). The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these transactions as a speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. The Fund may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" investment restrictions and may be changed by the Directors of the Company without shareholder approval.
The Fund will not:

         1. Purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Directors of the Company, the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

         2. Enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Fund's net assets;

         3. Enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

         4. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

         5. Mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts;

     6. Invest in companies for the purpose of exercising management or control;

         7. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940; or

         8. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments.

ASAF LORD ABBETT GROWTH AND INCOME FUND:

     Investment Objective: The investment objective of the Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Investment Policies:

         Covered Call Options. The Fund may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Fund write covered call options with respect to securities with an aggregate market value of more than 10% of the Fund's gross assets at the time an option is written. For an additional discussion of call options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Lending Portfolio Securities. The Fund may engage in the lending of its securities. It is expected that no more that 5% of the Fund's gross assets will be committed to securities lending. For a discussion of the Fund's limitations on lending, see this SAI under "Fundamental Investment Restrictions."

         Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 15% of Fund net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Directors of the Company. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid and restricted securities and certain risks involved therein see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

ASAF INVESCO EQUITY INCOME FUND:

     Investment Objective: The investment objective of the Fund is to seek high current income while following sound investment practices.

Investment Policies:

         The Fund will pursue its objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund invests in common stocks, as well as convertible bonds and preferred stocks.

         In pursuing its investment objective, the Fund normally invests at least 65% of its total assets in dividend paying common stocks. Up to 10% of the Fund's assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income producing securities, such as corporate bonds. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Fund will lose the premium it pays to acquire warrants if the Fund does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt Securities. The debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. For an additional discussion of certain risks involved in lower-rated or unrated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. As discussed in the Company's Prospectus, the Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Fund's Custodian Bank until repurchased. For an additional discussion of repurchase agreements and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to repurchase agreements.

         Lending Portfolio Securities. The Fund may lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the Securities and Exchange Commission thereunder.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Invest in companies for the purpose of exercising management or control;

         2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         3. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         4.       Effect short sales of securities; or

         5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Fund's investment objectives.

         The Sub-advisor will invest approximately 60% of the Fund in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Fund may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two circumstances: (1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency, the Fund would be able to enter into a forward contract to do so; (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Fund's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund 's best interests may be served.

         Generally, the Fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Fund's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. As described in the Company's Prospectus, the Fund may enter into futures contracts. Unlike when the Fund purchases securities, no purchase price for the underlying securities is paid by the Fund at the time it purchases a futures contract. When a futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the Fund's custodian for the benefit of the FCM in the event of any default by the Fund in the payment of any future obligations.

         The value of a futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.

         The Fund maintains from time to time a percentage of its assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the Fund's investment objectives. The Fund may enter into index futures contracts as an efficient means to expose the Fund's cash position to the domestic equity market. The Sub-advisor believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

         The principal risks generally associated with the use of futures include: (i) the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk); (ii) the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk); (iii) the risk that the securities to which the futures contract relates may go down in value (market risk); and (iv) adverse price movements in the underlying securities can result in losses substantially greater than the value of the Fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the Fund may not purchase leveraged futures, so there is no leverage risk involved in the Fund's use of futures.

         A liquid secondary market is necessary to close out a contract. The Fund may seek to manage liquidity risk by investing in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

         Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

         The Fund manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Sub-advisor will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the Fund does business.

         Portfolio Securities Lending. In order to realize additional income, the Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy by the Sub-advisor. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on three days' notice, including the right to call the loan to enable the Fund to vote the securities. Such loans may not exceed one-third of the Fund's total assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the Fund (without offset for realized capital gains).

         Short Sales. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

         When the Fund makes a short sale as described above, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. The Fund will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Fund will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions, (1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future. For an additional discussion of portfolio turnover, see this SAI and the Company's Prospectus under "Portfolio Transactions."

         Interest Rate Futures Contracts and Related Options. The Fund may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indices on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

         The Fund will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that the Sub-advisor anticipates it may wish to include in the Fund. The Fund may sell a future or write a call or purchase a put on a future if the Sub-advisor anticipates that a general market or market sector decline may adversely affect the market value of any or all of the Fund's holdings. The Fund may buy a future or purchase a call or sell a put on a future if the Sub-advisor anticipates a significant market advance in the type of securities it intends to purchase for the Fund at a time when the Fund is not invested in debt securities to the extent permitted by its investment policies. The Fund may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

         The "sale" of a debt future means the acquisition by the Fund of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the Fund of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the Fund of an obligation to take delivery of such an amount of cash.

         Unlike when the Fund purchases or sells a bond, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the future, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         When the Fund writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the Fund purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.

         If the Fund writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit. For options sold, the Fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered. The Fund will deposit in a segregated account with its custodian bank cash or other liquid assets, in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such other assets for the purpose of making these deposits.

         Changes in variation margin are recorded by the Fund as unrealized gains or losses. Initial margin payments will be deposited in the Fund's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

         Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The Sub-advisor does not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the Sub-advisor intends to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position.
Similar market liquidity risks occur with respect to options.

         The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that the Fund might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The Fund must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC Rule) adopted by the CFTC under the Commodity Exchange Act (CEA) to be eligible for the exclusion provided by the CFTC Rule from registration by the Fund with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions the Fund will not, as to any positions that do not qualify as "bona fide hedging" under the CFTC Rule, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and losses on options the Fund has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) As to its long positions that are used as part of the Fund's strategy and are incidental to the Fund's activities in the underlying cash market, the "underlying commodity value" (see below) of the Fund's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.

         There are described above the segregated accounts that the Fund must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission requirements. The Fund will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements. The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

         Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the Fund invests without the large cash investments required for dealing in such markets, they may subject the Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the Fund and the Fund's inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Sub-advisor will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Sub-advisor may still not result in a successful transaction. The Sub-advisor may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

         The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, the Fund may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where the Fund has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

         Where bond index futures are purchased to hedge against a possible increase in the price of bonds before the Fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         The risks of investment in options on bond indices may be greater than options on securities. Because exercises of bond index options are settled in cash, when the Fund writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments; or

         2. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         3.       Invest for control or for management; or

         4. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940. Duplicate fees may result from such purchases.

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment Objective: The investment objective of the Fund is to seek high current income by investing primarily in fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities. The Fund invests primarily in corporate debt securities. The corporate debt obligations in which the Fund intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Fund invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     U.S. Government Obligations. The types of U.S. government obligations in which the Fund may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Fund may invest, see the Company's Prospectus under "Investment Programs of the Funds."


         Restricted Securities. The Fund expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Fund may purchase fixed-income securities on a when-issued or delayed delivery basis. The Fund may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Fund will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Directors of the Company. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Fund may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Fund may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this SAI and the Company's Prospectus under "Portfolio Transactions."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Fund cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

     Foreign Securities. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restriction and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1. Invest more than 15% of the value of its net assets in securities that are not readily marketable, including repurchase agreements providing for settlement in more than seven days after notice. The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for certain securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

         2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         3. Purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions;

     4. Invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States;

         5. Make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

         6. Purchase securities of a company for the purpose of exercising control or management. However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. From time to time, the Fund, together with other investment companies advised by subsidiaries or affiliates of the Sub-advisor, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Fund and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, directors, agents, employees, officers, or others affiliated with or acting for the Fund, the Sub-advisor, or affiliated companies might possibly become directors of companies in which the Fund holds stock.

ASAF TOTAL RETURN BOND FUND:

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

         Borrowing. The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


         In addition to the above, the Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must:
(1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity:
(4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund's obligations under a dollar roll agreement must be covered by segregating cash or other liquid assets equal in value to the securities subject to repurchase by the Fund.


         Both dollar roll and reverse repurchase agreements will be subject to the Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Fund may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Fund (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

         Mortgage-Related Securities. The Fund may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Company's and the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Company's and the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth in this SAI under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

                  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

                  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

                  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

                  Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

                  For an additional discussion of mortgage-backed securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Other  Mortgage-Related   Securities.  Other  mortgage-related
securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

                  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

                  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

                  SMBS are  usually  structured  with two classes  that  receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

                  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

                  Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this SAI under "Certain Risk Factors and Investment Methods." Consistent with the Fund's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign  Securities.  The Fund may  invest in U.S.  dollar-  or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments in general, and the special risks of investing in developing countries, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or, to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Fund's custodian of cash or liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Funds invest include certificates of deposit, bankers' acceptances, and fixed time deposits.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Fund will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Fund will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Fund may invest. Subject to the Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Derivative Instruments. In pursuing its individual objective, the Fund may, as described in the Company's Prospectus, purchase and sell (write) both put options and call options on securities, securities indices, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and indices of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Directors of the Company determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indices. The Fund may purchase and sell both put and call options on debt or other securities or indices in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.


         The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund. A put option on a security or an index is "covered" if the Fund segregates cash or cash equivalents equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund.


         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for a option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Company's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Company and the Fund avoid being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.


         Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Company's Prospectus under "Investment Programs of the Funds." The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Fund's assets.



         Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Foreign Currency Exchange-Related Securities. The Fund may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this SAI under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Fund may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Lending Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1. Invest more than 15% of the assets of the Fund (taken at market value at the time of the investment) in "illiquid securities;" illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid;

         2. Purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

         3. Invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

     4. Invest in companies for the purpose of exercising management or control;

         5. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         7.       Purchase or sell oil, gas or other mineral programs;

         8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Company's Prospectus and this SAI for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments; or

         9. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permissible borrowings or investments; and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets.

ASAF JPM MONEY MARKET FUND:

     Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

     Bank Obligations. The Fund will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed Securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods."

         Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Directors of the Company, the Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

         Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. The repurchase agreements into which the Fund may enter will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Fund invests the proceeds of borrowings under reverse repurchase agreements. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Fund may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. Subject to the Fund's restrictions on lending, loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Fund will consider all facts and circumstances surrounding the making of the loan, including the creditworthiness of the borrowing financial institution. The Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, employee, Director or Trustee of the Company, the Trust, the Investment Manager, any Sub-advisor of the Company or the Trust, or the Administrator unless otherwise permitted by applicable law.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Invest in companies for the purpose of exercising management or control;

     2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     3. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

     4. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

     5. Mortgage, pledge or hypothecate any assets, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI; or

         7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     Investment Restrictions. Each Fund and Portfolio has adopted the following fundamental investment restrictions which may not be changed without shareholder approval.

         1. Senior Securities. No Fund or Portfolio may issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act").

         2. Borrowing. No Fund or Portfolio may borrow money, except that a Fund or Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund or Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund or Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Funds and Portfolios may borrow from banks or other persons to the extent permitted by applicable law.

         3. Underwriting. No Fund or Portfolio may underwrite securities issued by other persons, except to the extent that the Fund or Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

         4. Real Estate. No Fund or Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund or Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

         5. Commodities. No Fund or Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Fund or Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund's or Portfolio's investment policies, or (ii) investing in securities of any kind.

         6. Lending. No Fund or Portfolio may make loans, except that a Fund or Portfolio may (i) lend portfolio securities in accordance with the Fund or Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Fund or Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

         7. Industry Concentration. No Fund or Portfolio may purchase any security if, as a result, more than 25% of the value of the Fund or Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

         8. Diversification. No Fund or Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Fund's or Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund or Portfolio.

         Notes to Investment Restrictions. The following notes should be read in conjunction with the above fundamental investment restrictions. These notes are not fundamental policies and may be changed without shareholder approval.

         o Applicable to All Funds and Portfolios: If a restriction on a Fund's or Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund or Portfolio assets invested in certain securities or other instruments, or change in average duration of the Fund's or Portfolio's investment portfolio, resulting from changes in the value of the Fund's or Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o Applicable to All Funds and Portfolios: With respect to investment restrictions (2) and (6), a Fund or Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by the Fund or Portfolio or promulgate any rules allowing the transactions.

         o Applicable Only to the ASAF Founders International Small Capitalization Fund and the ASAF Founders Small Capitalization Fund: With respect to investment restriction (7), the Funds use industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion.


         o Applicable Only to the ASAF T. Rowe Price International Equity Fund (and corresponding Portfolio) and the ASAF T. Rowe Price Small Company Value
Fund: With respect to investment restrictions (2) and (6), the Fund and Portfolio have no current intention of borrowing or lending to any other fund. For purposes of investment restriction (6), the Fund and Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                   CERTAIN RISK FACTORS AND INVESTMENT METHODS

     Some of the investment instruments, techniques and methods which may be used by one or more of the Funds and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods," and in this SAI under "Investment Programs of the Funds." The risk factors and investment methods described below only apply to those Funds or Portfolios that may invest in such securities or use such investment methods. The below references to the investment methods used by the Feeder Funds apply equally to the Funds' corresponding Portfolios.


         Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in prevailing interest rates will generally reduce the value of debt investments, and a decline in interest rates will generally increase the value of debt investments. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

         Special Risks Associated with Low-Rated and Comparable Unrated Securities. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

                  Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

                  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund's net asset value.

                  As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of some high-yield securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

                  Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

                  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

                  Credit Ratings. Credit ratings issued by credit-rating agencies attempt to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings may be used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the applicable Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. Such Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Fund and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

                  Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. There is no established retail secondary market for many of these securities. A Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and a Fund's ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         Put and Call Options:

                  Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

                  When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.

                  Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

                  Premium Received from Writing Call or Put Options. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

                  Closing Transactions. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

                  Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

                  Purchasing Call Options. Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                  Purchasing Put Options. A Fund may purchase a put option on an underlying security or currency owned by the Fund (a "protective put") as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

                  If a Fund purchases put options at a time when the Fund does not own the underlying security or currency, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs.

                  Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

                  The Staff of the Commission has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, a Fund will treat dealer options as subject to a Fund's limitation on unmarketable or illiquid securities. If the Commission changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An exchange-traded option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund can close out its position by effecting a closing transaction. If a Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

         Options on Stock Indices. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

         Risk Factors of Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether a Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of a Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise. When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

         Trading in Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) at a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


         Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, a Fund would be required to deposit with its custodian in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." A margin deposit is intended to ensure a Fund's performance of the futures contract. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.


         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

         These subsequent payments, called "variation margin," to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indices, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.


         Regulatory Matters Relating to Futures Contracts and Related Options. The Staff of the Commission has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Fund segregates an amount of cash or other liquid assets at least equal to the amount of the Fund's obligation under the futures contract or option. Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.


     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                  Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

                  Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                  Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, a Fund earmarks to the futures contract liquid assets equal in value to the current value of the underlying instrument less the margin deposit.

                  Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

                  Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although a Fund may intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, a Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                  Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a Fund's underlying instruments sought to be hedged.

                  Successful  use of  futures  contracts  by a Fund for  hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-advisor may believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

                  In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. A Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading
Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency Futures Contracts and Related Options. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Depending on the applicable investment policies and restrictions applicable to a Fund, a Fund may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the Fund's securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, a Fund may use liquid assets denominated in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If a Fund retains the portfolio security to which the foreign currency hedging transaction related and engages in an offsetting forward contract transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         Interest Rate Swaps and Interest Rate Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         Hybrid Instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the other party to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to the regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         Foreign Currency Exchange-Related Securities. Certain Funds may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.

                  Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

                  Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

                  Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

         Zero-Coupon Securities. Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRSTM") and Certificate of Accrual on Treasuries ("CATSTM"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

         When-Issued Securities. The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While when-issued securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         Mortgage-Backed Securities. Principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to a Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to a Fund. This principal is returned to a Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

                  Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

                  Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

                  Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if a letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

                  Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

                  Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

                  Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

                  Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investments in warrants are speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         Certain Risks of Foreign Investing:

                  Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of a Fund's securities denominated in that currency would be expected to decline.

                  Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

                  Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign stock exchanges, which may be fixed, may generally be higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

                  Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.

                  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

                  Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Taxes. The dividends and interest payable on certain of a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

                  Costs. Investors should understand that the expense ratio of a Fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

                  Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

                  Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

                  Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, of developing countries, a number of Latin American countries are also among the largest debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

                  Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

                       ADDITIONAL PERFORMANCE INFORMATION

ASAF JPM MONEY MARKET FUND (the "Money Market Fund"):

         In accordance with regulations prescribed by the Commission, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in accordance with a specified formula, which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The Commission also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, which is the Fund's yield determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the corresponding Portfolio in which the Money Market Fund invests, the types and quality of portfolio securities held by such Portfolio, and the Fund's and Portfolio's operating expenses.

         The current yield and effective yield calculations for each class of shares of the ASAF JPM Money Market Fund are shown below for the seven day period ended April 30, 1998:


                                                     Class A      Class B      Class C      Class X

                           Current Yield             3.72%        3.19%        3.21%        3.21%
                          Effective Yield            3.79%        3.24%        3.26%        3.27%

ALL OTHER FUNDS:

         Standardized Average Annual Total Return Quotations. "Total return" is one of the primary methods used to measure performance and represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Average annual total return quotations for Class A, B, C and X shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                                           P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial $1,000 payment, and that all dividends and distributions made by a Fund are reinvested at net asset value ("NAV") during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         In addition, with respect to the Class X shares, a standardized return will reflect the impact of the 2.5% bonus shares. The impact of the bonus shares on total return is particularly pronounced for shorter periods for which total return is measured, such as one and three years. You should take this into consideration in any comparison of total return between the Funds and other mutual funds. For a discussion of the Class X bonus shares, see the Company's Prospectus under "How to Buy Shares."

         The total return of each class of shares of each Fund other than the JPM Money Market Fund, computed as of April 30, 1998, that had commenced operations prior to that date is shown below:

                                                          Total  Return (for the period from  commencement  of
                                                          operations    until   April   30,   1998,    without
                                                          annualization)

                                                           Class A         Class B       Class C      Class X
ASAF Founders International Small Capitalization Fund1       9.58%        8.95%          13.95%       11.61%
ASAF T. Rowe Price  International Equity Fund1               (1.66%)      (2.90%)        1.90%        (0.12%)
ASAF Janus Overseas Growth Fund2                             4.94%        4.40%          9.40%        6.95%
ASAF Founders Small Capitalization Fund1                     5.13%        4.30%          9.40%        7.16%
ASAF T. Rowe Price Small Company Value Fund1                 7.74%        6.91%          11.91%       9.63%
ASAF Robertson Stephens Value + Growth Fund2                 8.55%        8.30%          13.20%       10.95%
ASAF Janus Capital Growth Fund1                              16.99%       16.99%         21.79%       20.17%
ASAF  Lord Abbett Growth and Income Fund2                    5.70%        5.50%          10.30%       8.08%
ASAF INVESCO Equity Income Fund1                             14.02%       13.68%         18.68%       16.67%
ASAF American Century Strategic Balanced Fund1               3.91%        2.98%          7.98%        5.60%
ASAF Federated High Yield Bond Fund1                         2.09%        0.34%          5.29%        2.96%
ASAF Total Return Bond Fund1                                 1.02%        (1.21%)        3.82%        1.45%

1. Commenced operations July 28, 1997.
2. Commenced operations January 2, 1998.

         Standardized Yield Quotations. The yield of a class of Fund shares is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                                     cd

     Where: a = net investment income earned during the period attributable to the subject class

     b = net expenses accrued for the period attributable to the subject class

     c = the average daily number of shares of the subject class outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share of the subject class

         Net investment income will be determined in accordance with rules established by the Commission. The price per share of Class A shares, other than shares of the ASAF JPM Money Market Fund, will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each class of shares of the ASAF Federated High Yield Fund and ASAF Total Return Bond Fund for the 30 day period ended April 30, 1998 is shown below:


                                                            Class A      Class B      Class C      Class X


                 ASAF Federated High Yield Bond Fund              6.96%        6.83%        6.75%        6.97%
                ASAF Total Return Bond Fund                       4.37%        4.06%        4.07%        4.04%


         Non-Standardized Performance. In order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which standardized return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. Non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current NAV per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Unlike a Fund's yield, which is computed from the yields to maturity of all debt obligations held by the Fund, the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see the Company's Prospectus under "Dividends, Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         Comparative Information. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below:

         o The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 large capitalization companies representing the U.S. Stock Market.

         o The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization.

         o The NASDAQ Composite OTC Price Index is a market  value-weighted  and
unmanaged   index  showing  the  changes  in  the  aggregate   market  value  of
approximately 3,500 stocks.

         o The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         o The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or its equivalent or higher ("investment grade") by a nationally recognized rating agency.

         o The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to determine the companies that are included in the Index. Only common stocks are included in the Index.

         o The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

         Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines, including: Across the Board, Advertising Age, Adviser's Magazine, Adweek, Agent, American Banker, American Agent and Broker, Associated Press, Barron's, Best's Review, Bloomberg, Broker World, Business Daily, Business Insurance, Business Marketing, Business Month, Business News Features, Business Week, Business Wire, California Broker,
Changing Times, Consumer Reports, Consumer Digest, Crain's, Dow Jones News Service, Economist, Entrepreneur, Entrepreneurial Woman, Financial Planning, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Hartford Courant, Inc., Independent Business, Institutional Investor, Insurance Forum, Insurance Advocate Independent, Insurance Review Investor's, Insurance Times, Insurance Week, Insurance Product News, Insurance Sales, Investment Dealers Digest, Investment Advisor, Journal of Commerce, Journal of Accountancy, Journal of the American Society of CLU & ChFC, Kiplinger's Personal Finance, Knight-Ridder, Life Association News, Life Insurance Selling, Life Times,
LIMRA's MarketFacts, Lipper Analytical Services, Inc., MarketFacts, Medical Economics, Money, Morningstar, Inc., Nation's Business, National Underwriter, New Choices, New England Business, New York Times, Pension World, Pensions &
Investments, Professional Insurance Agents, Professional Agent, Registered Representative, Reuter's, Rough Notes, Round the Table, Service, Success, The Standard, The Boston Globe, The Washington Post, Tillinghast, Time, U.S. News & World Report, U.S. Banker, United Press International, USA Today, Value Line, The Wall Street Journal, Wiesenberger Investment and Working Woman.

         From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                            MANAGEMENT OF THE COMPANY

         The following table sets forth information concerning the officers and Directors of the Company, including their addresses and principal business occupations for the last five years:

Name, Age and Address:(1)              Position Held with the Company:(2)            Principal Occupation:(3)



John Birch (48)*                       Vice President                                Senior Vice President and Chief
                                                                                     Operating Officer:
                                                                                     American Skandia Investment Services,
                                                                                     Incorporated
                                                                                     December 1997 to present

                                                                                     Executive Vice President and
                                                                                     Chief Operating Officer:
                                                                                     International Fund Administration
                                                                                     Bermuda
                                                                                     August 1996 to October 1997

                                                                                     Senior Vice President and
                                                                                     Chief Administrative Officer:
                                                                                     Gabelli Funds, Inc.
                                                                                     Rye, New York
                                                                                     March 1995 to August 1996

                                                                                     Executive Vice President:
                                                                                     Kansallis Osake Pankki
                                                                                     New York, New York
                                                                                     May 1985 to March 1995

Gordon C. Boronow (45)*                Vice President & Director                     President & Chief Operating Officer:
                                                                                     American Skandia Life Assurance
                                                                                     Corporation

Jan R. Carendi (53)*                   President, Principal Executive Officer        Senior Executive Vice President &
                                       and Director                                  Member of Corporate Management Group:

                                                                                     Skandia Insurance Company Ltd.


David E. A. Carson (64)                Director                                      Chairman & Chief Executive Officer:
People's Bank                                                                        People's Bank (January 1998 to present)
850 Main Street
Bridgeport, CT 06604                                                                 President, Chairman & Chief Executive
                                                                                     Officer:
                                                                                     People's Bank (1983 to January 1998)

Richard G. Davy, Jr. (50)              Treasurer and Chief Financial and             Vice President, Operations:
                                       Accounting Officer                            American Skandia Investment Services,

                                                                                     Incorporated (January 1997 to present)

                                                                                     Controller:
                                                                                     American Skandia Investment Services,
                                                                                     Incorporated (September 1994 to January
                                                                                     1997)

                                                                                     Self-employed Consultant (December 1991
                                                                                     to September 1994)


Eric C. Freed (35)                     Secretary                                     Senior Counsel, Securities and
                                                                                     Securities Counsel:
                                                                                     American Skandia Investment Holding
                                                                                     Corporation (December 1996 to present)


                                                                                     Attorney, Senior Attorney and Special
                                                                                     Counsel:
                                                                                     U.S. Securities and Exchange Commission
                                                                                     (March 1991 to November 1996)

Julian A. Lerner (73)                  Director                                      Semi-retired since 1995; Senior Vice
12850 Spurling Road                                                                  President & Portfolio Manager of AIM
Suite 208                                                                            Charter Fund and AIM Summit Fund from
Dallas, TX 75230                                                                     1986 to 1995

Thomas M. Mazzaferro (45)*             Director                                      Executive Vice President & Chief
                                                                                     Financial Officer:
                                                                                     American Skandia Life Assurance
                                                                                     Corporation

Thomas M. O'Brien (47)                 Director                                      Vice Chairman:
North Fork Bank                                                                      North Fork Bank (January 1997 to
275 Broad Hollow Road                                                                present)
Melville, NY 11747
                                                                                     President & Chief Executive Officer:
                                                                                     North Side Savings Bank (December 1984
                                                                                     to December 1996)


F. Don Schwartz (63)                   Director                                      Management Consultant
1101 Penn Grant Road                                                                 (April 1985 to present)
Lancaster, PA 17602


     * Indicates a Director of the Company who is an "interested person" within the meaning set forth in the 1940 Act.

(1) Unless otherwise indicated, the address of each officer and director listed above is One Corporate Drive, Shelton, Connecticut 06484.

(2) All of the officers and Directors of the Company listed above serve in similar capacities for the Trust and/or American Skandia Trust, both of which are also investment companies managed by the Investment Manager.

(3) Unless otherwise indicated, each officer and director listed above has held his principal occupation for at least the last five years. In addition to the principal occupations noted above, the following officers and Directors of the Company hold the following positions with American Skandia Life Assurance Corporation ("ASLAC"), American Skandia Investment Services, Incorporated ("ASISI"), American Skandia Marketing, Incorporated ("ASM"), American Skandia Information Services and Technology Corporation ("ASIST") or American Skandia Investment Holding Corporation ("ASIHC"): Mr. Boronow also serves as Executive Vice President, Chief Operating Officer and a Director of ASIHC, and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Carendi also serves as Chairman, President, Chief Executive Officer and a Director of ASIHC, and Chief Executive Officer and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Davy also serves as a Director of ASISI; Mr. Mazzaferro also serves as Executive Vice President, Chief Financial Officer and a Director of ASIHC, a Director of ASLAC, President, Chief Financial Officer and a Director of ASISI, and Executive Vice President and Chief Financial Officer of ASM and ASIST.

         The Company's Articles of Incorporation provides that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by federal and state law, including Maryland law. Neither the Articles of Incorporation nor the By-laws of the Company authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         The officers and Directors of the Company who are "interested persons" within the meaning of the 1940 Act do not receive compensation directly from the Company for serving in the capacities described above. Those officers and
Directors of the Company, however, who are affiliated with the Investment Manager may receive remuneration indirectly from the Company for services provided in their respective capacities with the Investment Manager. Each of the non-interested Directors is expected to receive for his service on the Board of Directors an annual and "per-meeting" fee, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. The following table sets forth information concerning the compensation anticipated to be paid by the Company to the Directors in the current fiscal year. Neither the Company nor any investment company in the Fund Complex offers any pension or retirement benefits to its directors or trustees.

                                           Aggregate Compensation                       Total Compensation from the
Name of Director:                           from the Company:(1)                        Company and Fund Complex:(2)

Gordon C. Boronow                                    $ 0                                            $ 0

Jan R. Carendi                                       $ 0                                            $ 0

David E.A. Carson                                  $20,000                                        $72,000

Julian A. Lerner                                   $20,000                                        $72,000

Thomas M. Mazzaferro                                 $ 0                                            $ 0

Thomas M. O'Brien                                  $20,000                                        $72,000

F. Don Schwartz                                    $20,000                                        $72,000

(1) The amount indicated estimates the compensation anticipated to be paid to the Directors of the Company for the Company's fiscal year ending October 31, 1998.

(2) As of the date of this SAI, the "Fund Complex" consisted of the Company, the Trust and American Skandia Trust. The amount indicated estimates the compensation anticipated to be paid to the Directors by the Fund Complex for the twelve month period ending October 31, 1998.


The Directors and officers of the Company own, in the aggregate, 1.1% of the Class A shares of the ASAF Founders International Small Capitalization Fund as of July 30, 1998. The Directors and officers of the Company own, in the aggregate, less than 1% of the shares of each class of the Company not listed above.


                  INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGER:

         American Skandia Investment Services, Incorporated ("ASISI," as previously defined) acts as investment manager to each Non-Feeder Fund and Portfolio pursuant to separate investment management agreements with the Company and the Trust, respectively (the "Management Agreements"). Unlike the Non-Feeder Funds, each of the Feeder Funds invests all of its respective investable assets in a corresponding Portfolio of the Trust and thus does not require an investment manager.

         ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Commission and is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855. In addition to serving as investment manager to the Company and the Trust, ASISI currently serves as the investment manager to American Skandia Trust, an open-end management investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. Shares of American Skandia Trust also may be offered directly to qualified pension and retirement plans. For a list of those officers and Directors of the Company who also serve in similar capacities for the Investment Manager, see this SAI under "Management of the Company."

         The Management Agreements provide, in substance, that the Investment Manager will furnish each Non-Feeder Fund and Portfolio with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company or the Trustees of the Trust, where applicable, and in conformity with the stated investment objective, policies and limitations of the applicable Fund or Portfolio. The Investment Manager is responsible for providing, at its expense, such personnel as is required by each Non-Feeder Fund or Portfolio for the proper conduct of its affairs and may engage a sub-advisor to conduct the investment program of the Fund or Portfolio pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Funds or Portfolios, is responsible for the expenses of conducting the investment programs of the Funds and Portfolios.

         The Management Agreements provide further that neither the Investment Manager nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the agreements, or for any losses that may be sustained in the purchase, holding or sale of any security on behalf of the Funds or Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the agreements. The Management Agreements also permit the Investment Manager to render services to others.

         Under the terms of the Management Agreements, each Non-Feeder Fund and Portfolio has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund or Portfolio's average daily NAV. The Investment Manager, not any Fund or Portfolio, is responsible for the payment of the sub-advisory fees to the Sub-advisors. For a discussion of the fees payable to the Investment Manager and the Sub-advisors, as well as any applicable voluntary fee waiver arrangements, see the Company's Prospectus under "Expense Information" and "Management of the Funds."


         The investment management fee paid for each Fund and Portfolio for the fiscal period from commencement of operations until October 31, 1997 was as follows:


                                                                                   Investment
           Name of Fund                                                          Management Fee

           ASAF Founders International Small Capitalization Fund                     $520

           ASMT T. Rowe Price International Equity Portfolio                         $4,658

           ASAF Janus Overseas Growth Fund                                           $0

           ASAF Founders Small Capitalization Fund                                   $577

           ASAF T. Rowe Price Small Company Value Fund                               $1,530

           ASAF Neuberger&Berman Mid-Cap Growth Fund                                 $0

           ASAF Neuberger&Berman Mid-Cap Value Fund                                  $0

           ASAF Robertson Stephens Value + Growth Fund                               $0

           ASAF Marsico Capital Growth Fund                                          $0

           ASMT Janus Capital Growth Portfolio                                       $10,500

           ASAF Lord Abbett Growth and Income Fund                                   $0

           ASMT INVESCO Equity Income Portfolio                                      $4,791

           ASAF American Century Strategic Balanced Fund                             $1,513

           ASAF Federated High Yield Bond Fund                                       $1,022

           ASMT PIMCO Total Return Bond Portfolio                                    $4,456

           ASMT JPM Money Market Portfolio                                           $1,134

         Fees for the Portfolios are based upon the total assets of each Portfolio, which include assets other than those of the Feeder Funds. The Portfolios commenced operations in June 1997, while the ASAF Founders International Small Capitalization Fund, ASAF Founders Small Capitalization Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, and ASAF Federated High Yield Bond Fund commenced operations on July 28, 1997. The ASAF Janus Overseas Growth Fund, ASAF Robertson Stephens Value + Growth Fund, and ASAF Lord Abbett Growth and Income Fund commenced operations on January 2, 1998. The ASAF Neuberger&Berman Mid-Cap Growth Fund, ASAF Neuberger&Berman Mid-Cap Value Fund, and ASAF Marsico Capital Growth Fund commenced operations on August 19, 1998. As discussed in this SAI under "Fund Expenses" and in the Company's Prospectus under "Expense
Information," the Investment Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund's total expenses do not exceed specified levels. During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.


         Each Management Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on 60 days' written notice by vote of a majority of the Directors or Trustees, where applicable, or by the Investment Manager, or by holders of a majority of the applicable Fund or Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:


         ASISI currently engages the following Sub-advisors to conduct the investment programs of each Non-Feeder Fund and Portfolio pursuant to separate sub-advisory agreements with the Investment Manager (the "Sub-Advisory Agreements"): (a) Founders Asset Management LLC for the ASAF Founders International Small Capitalization Fund and the ASAF Founders Small Capitalization Fund; (b) Rowe Price-Fleming International, Inc. for the ASMT T. Rowe Price International Equity Portfolio; (c) Janus Capital Corporation for the ASAF Janus Overseas Growth Fund and the ASMT Janus Capital Growth Portfolio; (d)
T. Rowe Price Associates, Inc. for the ASAF T. Rowe Price Small Company Value Fund; (e) Neuberger&Berman Management Incorporated for the ASAF Neuberger&Berman Mid-Cap Growth Fund and the ASAF Neuberger&Berman Mid-Cap Value Fund; (f) Robertson, Stephens & Company Investment Management, L.P. for the ASAF Robertson Stephens Value + Growth Fund; (g) Marsico Capital Management, LLC for the ASAF Marsico Capital Growth Fund; (h) Lord, Abbett & Co. for the ASAF Lord Abbett Growth and Income Fund; (i) INVESCO Funds Group, Inc. for the ASMT INVESCO Equity Income Portfolio; (j) American Century Investment Management, Inc. (formerly known as, "Investors Research Corporation") for the ASAF American Century Strategic Balanced Fund; (k) Federated Investment Counseling for the
ASAF Federated High Yield Bond Fund; (l) Pacific Investment Management Company for the ASMT PIMCO Total Return Bond Portfolio; (m) J.P. Morgan Investment Management Inc.

for the ASMT JPM Money Market Portfolio.

         The Sub-Advisory Agreements provide that the Sub-advisors will formulate and implement a continuous investment program for each Non-Feeder Fund or Portfolio in accordance with the Fund or Portfolio's investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor will, subject to the supervision and control of the Investment Manager, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund or Portfolio, and will place orders with and give instructions to brokers and dealers to cause the execution of such transactions. The Sub-advisors are required to furnish the Investment Manager with periodic reports concerning the transactions and performance of the Fund or Portfolio. Each Sub-advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Nothing in the Sub-advisory Agreements prevents the Investment Manager from engaging other sub-advisors to provide investment advice and other services to a Fund or Portfolio, or from providing such services itself.

         The sub-advisory fee paid by the Investment Manager for each Fund and Portfolio for the fiscal period from commencement of operations until October 31, 1997 was as follows:

           Name of Fund                                                         Sub-advisory Fee

           ASAF Founders International Small Capitalization Fund                     $284

           ASMT T. Rowe Price International Equity Portfolio                         $2,329

           ASAF Janus Overseas Growth Fund                                           $0

           ASAF Founders Small Capitalization Fund                                   $320

           ASAF T. Rowe Price Small Company Value Fund                               $917

           ASAF Neuberger&Berman Mid-Cap Growth Fund                                 $0

           ASAF Neuberger&Berman Mid-Cap Value Fund                                  $0

           ASAF Robertson Stephens Value + Growth Fund                               $0

           ASAF Marsico Capital Growth Fund                                          $0

           ASMT Janus Capital Growth Portfolio                                       $4,725

           ASAF Lord Abbett Growth and Income Fund                                   $0

           ASMT INVESCO Equity Income Portfolio                                      $2,235

           ASAF American Century Strategic Balanced Fund                             $839

           ASAF Federated High Yield Bond Fund                                       $365

           ASMT PIMCO Total Return Bond Portfolio                                    $1,714

           ASMT JPM Money Market Portfolio                                           $204



         Fees for the Portfolios are based upon the total assets of each Portfolio, which include assets other than those of the Feeder Funds. The Portfolios commenced operations in June 1997, while the ASAF Founders International Small Capitalization Fund, ASAF Founders Small Capitalization Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, and ASAF Federated High Yield Bond Fund commenced operations on July 28, 1997. The ASAF Janus Overseas Growth Fund, ASAF Robertson Stephens Value + Growth Fund, and ASAF Lord Abbett Growth and Income Fund commenced operations on January 2, 1998. The ASAF Neuberger&Berman Mid-Cap Growth Fund, ASAF Neuberger&Berman Mid-Cap Value Fund, and ASAF Marsico Capital Growth Fund commenced operations on August 19, 1998.



         Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-advisor upon 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act) or upon termination of the Management Agreement with respect to that particular Fund or Portfolio (provided that the Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Company and the Trust. Pursuant to administration agreements between the Administrator and the Company and the Trust, respectively (the "Administration Agreements"), the Administrator has agreed to provide certain fund accounting and administrative services to the Company and the Trust, including, among other services, accounting relating to the Company and the Trust and the investment transactions of the foregoing; computing daily NAVs; monitoring the investments and income of the Company and the Trust for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and annual and semi-annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Investment Manager and the Company's and the Trust's custodians; preparing and maintaining the Company's and the Trust's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Company and the Trust as may be agreed upon in writing by the parties to the respective Administration Agreements.

         Under the terms of the Administration Agreements, the Administrator shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services to be provided for under the agreements. The Administrator shall be liable for any damages arising out of its failure to perform its duties under the Administration Agreements to the extent such damages arise out of its willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, director, trustee, employee or agent of the Company or the Trust, shall be deemed when rendering services to the Company or the Trust or acting on any business of the Company or the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreements) to be rendering such services to or acting solely for the Company or the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them. The Administration Agreements shall continue until terminated by either party on 60 days' prior written notice to the other party.

         Compensation for the services and facilities provided by the Administrator under the Administration Agreements includes payment of the Administrator's "out-of-pocket" expenses. Such reimbursable "out-of-pocket" expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, outside independent pricing service charges and record retention/storage. For the period from commencement of operations until October 31, 1997, the Company paid the Administrator $16,898, and the Trust paid the Administrator $25,353.

                                  FUND EXPENSES

         Each Non-Feeder Fund and Portfolio pays its own expenses including, without limitation: (i) expenses of maintaining the Fund or Portfolio and continuing its existence; (ii) registration of the Fund or Portfolio under the 1940 Act; (iii) auditing, accounting and legal expenses; (iv) taxes and interest; (v) governmental fees; (vi) expenses of issue, sale, repurchase and redemption of Fund shares; (vii) expenses of registering and qualifying the Fund or Portfolio and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (viii) fees and expenses of registering and maintaining registrations of the Fund or Portfolio and of the Fund's principal underwriter as a broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians for all services to the Fund or Portfolio; (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund or Portfolio; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Directors of the Company or the Trustees of the Trust, where applicable; (xvii) compensation and expenses of Directors of the Company or the Trustees of the Trust, where applicable, who are not "interested persons" of the Fund or Portfolio, respectively; and (xviii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company and the Trust to indemnify its directors, trustees and officers with respect thereto. Expenses incurred by the Company or the Trust not directly attributable to any specific Non-Feeder Fund or Portfolio are allocated on the basis of the net assets of the respective Non-Feeder Funds and Portfolios.

         The Investment Manager has voluntarily agreed until March 1, 1999 to reimburse each Fund for its respective operating expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating expenses of the Fund's corresponding Portfolio), exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund's average net assets as follows:

         ASAF Founders International Small Capitalization Fund: 1.60%

         ASAF T. Rowe Price International Equity Fund: 1.60%

         ASAF Janus Overseas Growth Fund: 1.60%

         ASAF Founders Small Capitalization Fund: 1.20%

         ASAF T. Rowe Price Small Company Value Fund: 1.25%

         ASAF Neuberger&Berman Mid-Cap Growth Fund: 1.25%

         ASAF Neuberger&Berman Mid-Cap Value Fund: 1.25%

         ASAF Robertson Stephens Value + Growth Fund: 1.30%

         ASAF Marsico Capital Growth Fund: 1.25%

         ASAF Janus Capital Growth Fund: 1.20%

         ASAF Lord Abbett Growth & Income Fund: 1.10%

         ASAF INVESCO Equity Income Fund: 1.05%

         ASAF American Century Strategic Balanced Fund: 1.10%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF Total Return Bond Fund: 0.90%

         ASAF JPM Money Market Fund: 1.00%

         The Investment Manager may terminate the above voluntary agreements at any time after March 1, 1999. Voluntary payments of Fund expenses by the Investment Manager may be made subject to reimbursement by the Fund, at the Investment Manager's discretion, within the two year period following such payment to the extent permissible under applicable law and provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

                            DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTOR:

         American Skandia Marketing, Incorporated ("ASM" or the "Distributor"), located at One Corporate Drive, Shelton, Connecticut 06484, serves as the principal underwriter and distributor for each Fund pursuant to an underwriting agreement initially approved by the Directors of the Company (the "Underwriting Agreement"). The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor is an "affiliated person" (within the meaning of the 1940 Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement. Each Fund bears the expenses of registering its shares with the Commission and with applicable state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or "interested persons" of any such party (as defined in the 1940 Act); or (ii) by the vote of a "majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act). In the event that the Underwriting Agreement terminates, all obligations of the Distributor thereunder shall cease, including the Distributor's undertaking to purchase Class X Bonus Shares. For information regarding Class X Bonus Shares and the Distributor's undertaking, see the Company's Prospectus under "How to Buy Shares: Purchase of Class X Shares." The Distributor is not obligated to sell any specific amount of shares of any Fund.

THE DISTRIBUTION PLANS:

         The Company has adopted separate Distribution and Service plans (commonly referred to as "12b-1 Plans") for Class A, B, C and X shares of each Fund (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class X Plan," individually, and collectively, the "Plans") pursuant to appropriate resolutions of the Directors of the Company and in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Plans permit the payment of certain fees to the Distributor for its services and costs in distributing Fund shares and providing for services to shareholder accounts. The Distributor has assigned its right to receive any distribution and service fees under the Class B Plan and the Class X Plan, as well as any contingent deferred sales charge for Class B and Class X shares, to an unaffiliated third party that finances the sale of Class B and Class X shares. Under the terms of the Plans, the Distributor provides to each Fund, for review by the Directors of the Company, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. The Directors of the Company will review such levels of compensation the Plans provide in considering the continued appropriateness of the Plans.

         The Plans were adopted by a majority vote of the Directors of the Company, including at least a majority of Directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors of the Company identified and considered a number of potential benefits which the Plans may provide, including, but not limited to, the adequate provision for the costs of implementing effective distribution activities in the competitive environment and the availability to shareholders of services provided by representatives who have knowledge of the shareholders' particular circumstances and goals. With respect to the Class X Plan, the Directors considered the possible increase in investor interest and consequent increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the Distributor's purchase of additional shares for Class X investors as a bonus. The Directors of the Company believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders in the manner contemplated.

         The Plans, pursuant to their terms, remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act, and material amendments to the Plans must also be approved by the Directors of the Company in the manner described above. A Plan may be terminated at any time, without payment of a penalty, by vote of the majority of the Directors of the Company who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act. A Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

                        DETERMINATION OF NET ASSET VALUE

         The net asset value ("NAV") per share of each Fund is determined in the manner described in the Company's Prospectus. Each Fund will determine the NAV of its shares on each day that the New York Stock Exchange (the "NYSE") is open for business. The Directors of the Company and the Trustees of the Trust have each established procedures for valuing the assets of the Funds and Portfolios, respectively. In general, these valuations are based on market quotations. However, in certain circumstances where market quotations are not readily available, assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value.

         Securities held by each Non-Feeder Fund and Portfolio, other than the ASMT JPM Money Market Portfolio (the "Money Market Portfolio"), that are valued based on market quotations will be valued as follows: portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market (including the NASDAQ National Market System) on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Portfolio securities which are traded both "over-the-counter" and on an exchange are valued according to their primary market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of a Fund or Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which such values usually are determined and the close of the NYSE. If such extraordinary events occur, their effects may not be reflected in the net asset value of a Fund or Portfolio calculated as of the close of the NYSE on that day.

         The NAV per share of the Money Market Portfolio is determined by using the amortized cost method of valuing portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the NAV is affected by unrealized appreciation or depreciation of the Portfolio's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the Portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund or Portfolio are valued at amortized cost.

         The amortized method of valuation is intended to permit the Money Market Portfolio to maintain a constant NAV per share of $1.00. No assurances can be given that this can be attained. The Directors of the Company and the Trustees of the Trust, where applicable, periodically review the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Directors of the Company and the Trustees of the Trust, where applicable, will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair value, and (considered highly unlikely by management of the Company and the Trust) redemption of shares in kind (i.e., with portfolio securities).

         A Fund's maximum offering price per Class A share, other than for the ASAF JPM Money Market Fund, is determined by adding the maximum sales charge to the NAV per share. Class A shares of the ASAF JPM Money Market fund, Class B, C and X shares are offered at NAV without the imposition of an initial sales charge.

                          ADDITIONAL INFORMATION ON THE
                        PURCHASE AND REDEMPTION OF SHARES

RIGHTS OF ACCUMULATION:

         Each Fund offers to all qualifying investors certain "rights of accumulation" under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the then current purchase amount plus (b) an amount equal to the then current NAV of the purchaser's holdings of all shares of any Fund of the Company. Acceptance of the purchase order is subject to confirmation of qualification. A qualifying investor's rights of accumulation may be amended or terminated at any time as to subsequent purchases.

LETTER OF INTENT:

         Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). In computing the total amount purchased for purposes of determining the applicable sales commission, the offering price of shares currently held in the Funds which were purchased within 90 days from the date of acceptance of the LOI may be used as a credit toward Fund shares to be purchased under the LOI. Class A, B, C and X shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. During the term of an LOI, Boston Financial Data Services, Inc., the Company's transfer agent (the "Transfer Agent"), will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the amount indicated on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not (within twenty days after a written request by the Transfer Agent) pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your registered representative.

SPECIAL REDEMPTIONS:

         Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors of the Company. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash from any one account during any 90-day period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund or Portfolio at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a shareholder's right of redemption or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange ("NYSE") is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund or Portfolio of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

         For further information regarding the purchase and redemption of Fund shares, see "How to Buy Shares" and "How to Redeem Shares," respectively, in the Company's Prospectus.

                             PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

         Subject to the supervision of the Directors of the Company and the Trustees of the Trust, where applicable, decisions to buy and sell securities for the Company and the Trust are made for each Non-Feeder Fund and Portfolio by its respective Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Fund or Portfolio to brokers who also provide research or statistical material or other services to the Sub-advisor or the Fund or Portfolio for the use of the applicable Fund or Portfolio and other accounts as to which the Sub-advisor exercises investment discretion. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company or the Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees. These reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Funds, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Fund or Portfolio, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager may direct certain of the Sub-advisors to try to effect a portion of their Fund or Portfolio's investment transactions through broker-dealers that sell shares of the Fund (or corresponding Fund, in the case of the Portfolios), to the extent consistent with best net price available and most favorable execution.

         Subject to the rules promulgated by the Commission, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on these allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company or the Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees.

         In selecting a broker to effect each particular transaction, each Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors of the Company and the Trustees of the Trust may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund or Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to the Fund or Portfolio and other accounts as to which the Sub-advisor exercises investment discretion. Accordingly, the amount of the brokerage commission in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. For the period from commencement of operations until October 31, 1997, aggregate brokerage commissions of $3,500 and $17,817 were paid in relation to brokerage transactions of the Company and the Trust, respectively.

         During the period ending October 31, 1997, brokerage commissions were paid to certain affiliates of Rowe Price-Fleming International, Inc. by the ASMT
T. Rowe Price International Equity Portfolio in the amount of $54. For that period, 0.8% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 1.1% of the Portfolio's total dollar amount of transactions involving the payment of commissions.

ALLOCATION OF INVESTMENTS:

         The Sub-advisors of the Non-Feeder Funds and Portfolios have other advisory clients, some of which have similar investment objectives to one or more of the Funds or Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one Fund or Portfolio. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Fund or Portfolio and the Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund or Portfolio and its other clients, including other Funds or Portfolios for which the Sub-advisor provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

         Each Non-Feeder Fund and Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that such a disposition is in the Fund's or Portfolio's best interest. Portfolio turnover rates may increase as a result of the need for a Fund or Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. A high rate of portfolio turnover (generally in excess of 100%)
involves correspondingly higher brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. High portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

         A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period. For additional information regarding portfolio turnover, see the Company's Prospectus under "Portfolio Transactions."

                          ADDITIONAL TAX CONSIDERATIONS

         Federal Income Tax Consequences. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements (the "Distribution Requirement"). For additional information regarding the Funds' treatment as regulated investment companies under the Code, and certain consequences if such treatment is not accorded any Fund, see the Company's Prospectus under "Dividends, Capital Gains and Taxes."

         Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

         Each of the Feeder Funds will invest all of its investable assets in a corresponding Portfolio of the Trust. Each such Fund will be deemed to own a proportionate share of its corresponding Portfolio's assets and income for the purpose of determining whether the Fund qualifies as a regulated investment company. Accordingly, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy applicable tax requirements.

         If a Fund or Portfolio acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, that Fund (or, in the case of a Portfolio, its corresponding Fund indirectly through its interest in the Portfolio) could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

         Pursuant to proposed regulations, open-end regulated investment companies such as the Funds would be entitled to avoid the tax consequences described in the previous paragraph by electing to mark-to-market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark to market gains of a prior year for which an election was in effect).

         Gains and losses realized by a Fund (directly, or through its interest in a Portfolio) in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies themselves, or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

         Some Funds, or, in certain cases, the Portfolio in which a Fund may invest its assets, may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund, more than 50% of the value of whose total assets at the close of a taxable year (held directly or indirectly through a corresponding Portfolio) consists of stock or securities in foreign corporations, may elect to "pass-through" these foreign taxes to its shareholders, in which case each shareholder will be required to include its pro rata portion thereof in its gross income but, if it itemizes deductions, will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

         Each Fund or Portfolio that invests in zero coupon securities or in other securities with original issue discount (or securities with market discount, if the Fund or Portfolio elects to include market discount in income currently) must accrue such discount income currently even if no corresponding payment is received. However, because income subject to a Fund's Distribution Requirement includes such accrued discount, to satisfy that requirement, a Fund may have to dispose of its (or, as the case may be, its corresponding Portfolio's) securities under disadvantageous circumstances, or borrow, to generate the needed cash.

         Forward currency contracts, options and futures contracts entered into by a Fund or Portfolio may create "straddles" for federal income tax purposes with other such contracts or with securities positions, and this may affect the character and timing of gains or losses realized by the Fund (or, in the case of a Portfolio, by its corresponding Fund) on such contracts, options or securities. Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of securities included in the straddles for purposes of the 30% of gross income test described above, and therefore, a Fund's or Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

         Certain options, futures and foreign currency contracts held by a Fund or Portfolio at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund or Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         If a Fund or Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund (or, in the case of a Portfolio, its corresponding Fund) satisfies the 30% gross income test above. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund or Portfolio will consider whether it should seek to satisfy those requirements to enable the Fund (or, in the case of a Portfolio, its corresponding Fund) to qualify for this treatment for hedging transactions.

         To maintain a constant $1.00 per share NAV, the Directors of the ASAF JPM Money Market Fund (the "Money Market Fund") may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Money Market Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Company's Prospectus whether taken in shares or in cash. These distributions will be treated as dividends, but will qualify for the 70% dividends-received deduction for the Fund's corporate shareholders only to the extent designated in a notice to the Fund's shareholders as being attributable to dividends received by the Fund. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         At the time of an investor's purchase of shares of a Fund (other than the Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.


         Upon a redemption of shares of a Fund, other than the Money Market Fund (including an exchange for other Fund shares), a shareholder may realize a taxable gain or loss. Such gain or loss will be capital if the shares are capital assets in the shareholder's hands and will be long-term or short-term capital gain or loss, depending upon the shareholder's holding period for the shares. A sales charge paid in purchasing shares of a Fund ("load charge") cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the same or another Fund are subsequently acquired without payment of a load charge pursuant to a reinvestment or exchange privilege. Such disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.


         Each shareholder will be required to furnish its social security or taxpayer identification number and certify that such number is correct and that the shareholder is not subject to back-up withholding for failure to report income to the IRS. Failure to comply with applicable IRS regulations, including the certification procedures described above, may result in the Fund being required to collect back-up withholding at a 31% rate on taxable distributions and redemptions to the shareholder.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) generally. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

         A foreign shareholder (i.e., a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively connected will be subject to federal income tax treatment that is different from that described above. These investors may be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to backup withholding at the rate of 31% on certain other payments from the Fund. Distributions treated as long term capital gains to foreign shareholders will not be subject to federal income tax unless the distributions are effectively connected with the shareholder's U.S. trade or business or, in the case of a non-resident alien individual, the shareholder is present in the U.S. for more than 182 days during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

         State and Local Tax Consequences. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's (or, in the case of a Feeder Fund, its corresponding Portfolio's) portfolio securities. Shareholders should consult their own tax advisers with respect to any state or local taxes.

                         CAPITAL STOCK OF THE COMPANY &
                         PRINCIPAL HOLDERS OF SECURITIES

         The Company is an open-end management investment company organized under the laws of Maryland on March 5, 1997. The Company currently has sixteen separate series of shares of beneficial interest, each of which is divided into Class A, B, C and X shares. The Directors of the Company are authorized to establish, from time to time and without shareholder approval, additional series or classes of shares.

         The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. The Company and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which the Company is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the Company's outstanding shares. Each Fund's shares when issued are fully paid, non-assessable and freely transferable, and have no preference, preemptive or similar rights.

     The following table lists persons owning more than 5% of any class of the Fund's outstanding shares as July 30, 1998.

                          American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners


                               As of July 30, 1998



          Fund and Share Class                      Owner Name                         Address                 Percent
                                                                                                              Ownership
ASAF T. Rowe Price International Equity   Jeanne L. Odell TTEE             2249 Country Club Loop                  6.78%
Fund Class A                              Country Hills Investments        Westminster, CO 80234


ASAF T. Rowe Price International Equity   Daniel J. Lentz                  263 Schenck Ave                         6.25%
Fund Class B                              Doris J. Lentz JT WROS           Dayton, OH 45407


ASAF Janus Overseas Growth Fund           Donaldson Lufkin Jenrette        P.O. Box 2052                           8.25%
Class C                                   Securities Corporation Inc.      Jersey City, NJ 07303

ASAF Founders Small Capitalization Fund   Jeanne L. Odell TTEE             2249 Country Club Loop                  6.63%
Class A                                   Country Hills Investments        Westminster, CO 80234

                                          State Street Bank & Trust Co.    30 Logan Avenue                         9.31%
                                          Cust. For the IRA Rollover of    Jersey City, NJ 07306
                                          Sebastian Noto

ASAF Robertson Stephens Value + Growth    Rose A. Lerner Trustee           41923 Banbury                           7.52%
Fund Class A                              Rose A. Lerner Revocable         Northville, MI 48167
                                          Trust, DTD 1-11-94

                                          Donaldson Lufkin Jenrette        P.O. Box 2052                           5.67%
                                          Securities Corporation Inc.      Jersey City, NJ 07303


ASAF Robertson Stephens Value + Growth    Donaldson Lufkin Jenrette        P.O. Box 2052                          13.37%
Fund Class B                              Securities Corporation Inc.      Jersey City, NJ 07303


ASAF Janus Capital Growth Fund            Donaldson Lufkin Jenrette        P.O. Box 2052                           5.55%
Class B                                   Securities Corporation Inc.      Jersey City, NJ 07303


ASAF American Century Strategic           Minnesota Knights Foundation     3700 W 220th St                         5.41%
Balanced Fund Class A                     FBO Donald Schwalm               Jordan, MN 55352

ASAF American Century Strategic           Phyllis Muente                   W143N5489 Van Buren Drive               5.24%
Balanced Fund Class B                                                      Menomonee Fls, WI 53051

                                          Donaldson Lufkin Jenrette        P.O. Box 2052                           5.18%
                                          Securities Corporation Inc.      Jersey City, NJ 07303

ASAF American Century Strategic           Ronald Whiting                   7606 4th Avenue                         5.91%
Balanced Fund Class C                                                      Bradenton, FL 34209

                                          NFSC/FMTC IRA Rollover FBO       4901 Ridgewood Lane                     8.25%
                                          John M. Wilhite Jr               Alton, IL 62002

ASAF Federated High Yield Bond Fund       State Street Bank Cust of the    9811 El Monte                           5.77%
Class C                                   403B                             Overland Park, KS 66207
                                          FBO Blanch Banks

                                          Fredrick J. Huskey               3820 E 51st                             9.04%
                                                                           Tulsa, OK 74135-3604

ASAF Total Return Bond Fund               Jennifer M. & Richard S.         690 S. Fair Oaks Avenue                 5.21%
Class A                                   Brandley TRS                     Pasadena CA 91105
                                          Georges Pipe & Plumbing Supply
                                          Co Money Purchase Pension Plan

                                          Delaware Charter Gty & Trust Co  962 New Loudon Road                    24.20%
                                          FBO Nemith Motor Corp 401k Plan  Latham, NY 12110

                                          Donaldson Lufkin Jenrette        P.O. Box 2052                           8.84%
                                          Securities Corporation           Jersey City, NJ 07303

ASAF Total Return Bond Fund               Ronald Whiting                   7606 4th Avenue                         5.10%
Class C                                                                    Bradenton, FL 34209

                                          Inde & Co Cust FBO BNRIRA        4401 Rockside Road                      5.56%
                                          #17-083-1                        Independence, OH 44131
                                          c/o Independence Bank

ASAF JPM Money Market Fund                State Street Bank & Trust Co     36 Ontare Road                         11.47%
Class A                                   Cust for the SEP IRA of          Arcadia, CA 91006
                                          Robert S. Anderson

                                          State Street Bank & Trust Co     1160 River Run                          7.53%
                                          Cust for the SEP IRA of          Bishop, GA 30621
                                          Rick A. Brewer

                                          Terry David Lipton               10749 Weyburn Avenue                    6.71%
                                          Judith Lipton Co-Trustees        Los Angeles, CA 90024
                                          Lipton Living Trust
                                          U/A dated 10-18-92

                                          Union Bank of California TTEE    P.O. Box 12009                          9.79%
                                          FBO Louis Kravitz & Assc Mon     San Diego, CA 92112
                                          Pur Pen Pl

                                          RC Dudek & Co, Inc.              800 Del Norte Blvd                     10.01%
                                          Attn: Liz Perell                 Oxnard, CA 93030

                                          Victor Carlson                   800 Del Norte Blvd                     13.71%
                                          Sara Carlson JT WROS             Oxnard, CA 93030

ASAF JPM Money Market Fund                Charles T. Wheat                 8855 Atlanta Avenue #304                6.88%
Class B                                                                    Huntington Beach, CA 92646

                                          Charles T. Wheat, TTEE           8855 Atlanta Avenue #304               10.38%
                                          Charles T & Opal B. Wheat        Huntington Beach, CA 92646
                                          Charitable Remainder Trust
                                          U/A/D 2/10/95

                                          Karl R. Sterzik                  2530 Merritt Road, Apt 332C             8.20%
                                                                           East Lansing, MI 48823

ASAF JPM Money Market Fund                Helen Rizzotto & Barbara         318 N Jerome St                         5.35%
Class C                                   A. Bowersox TTES                 Allentown, PA 18103-2222
                                          Warren R. Rizzotto Trust DTD
                                          10/1/92

                                          State Street Bank & Trust Co.    802 Cunningham Drive                    6.05%
                                          Cust for the IRA of              Lufkin, TX 75901
                                          Robert B. McBride

ASAF JPM Money Market Fund                State Street Bank & Trust Co.    56 Pleasantwoods Lane                  11.72%
Class X                                   Cust for the IRA Rollover of     Hanover, MA 02339
                                          Salvatore Cairo

                                OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

         Shareholders of each Fund are provided unaudited semi-annual financial statements, as well as year-end financial statements audited by the Company's independent public accountants. Each Fund's financial statements show the investments owned by the Fund or its corresponding Portfolio, where applicable, and the market values thereof. Additionally, each Fund's financial statements provide other information about the Fund and its operations, including in the case of the Feeder Funds, the Fund's beneficial interest in its corresponding Portfolio.

DOMESTIC AND FOREIGN CUSTODIANS:

         PNC Bank, located at Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, serves as custodian for all domestic cash and securities holdings of the Funds and Portfolios investing primarily in domestic securities. Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities holdings of the ASAF Founders International Small Capitalization Fund, the ASAF T. Rowe Price International Equity Fund (and corresponding Portfolio) and the ASAF Janus Overseas Growth Fund, and co-custodian for all foreign securities holdings of the Funds and Portfolios which invest primarily in domestic securities.

TRANSFER AGENT:

     Boston Financial Data Services, Inc. (the "Transfer Agent," as previously defined), located at Two Heritage Drive, Quincy, Massachusetts 02171, serves as the transfer agent for the Company.

INDEPENDENT ACCOUNTANTS:

         Coopers & Lybrand L.L.P., located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, has been selected as the independent certified public accountants of the Company, providing audit services and assistance and consultation with respect to the preparation of filings with the Commission.

REGISTRATION STATEMENT:

         This SAI and the Company's Prospectus do not contain all the information included in the Company's Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the Commission's offices in Washington, D.C. The Commission maintains a Website (http: / / www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

                              FINANCIAL STATEMENTS

         Audited financial statements of each Fund for the period ended October 31, 1997, together with the notes thereto and the report of Coopers & Lybrand L.L.P., are attached to this SAI. Unaudited financial statements for the period between November 1, 1997 and April 30, 1998 are also attached.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                 APRIL 30, 1998
                                  (UNAUDITED)

             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                    ASAF FOUNDERS SMALL CAPITALIZATION FUND
                  ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND
                  ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND
                     ASAF LORD ABBETT GROWTH & INCOME FUND
                        ASAF JANUS OVERSEAS GROWTH FUND

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
FOREIGN STOCK -- 82.0%
  AUSTRALIA -- 0.5%
    Village Roadshow Ltd.       8,600    $   18,727
                                         ----------
  CANADA -- 2.3%
    Cinar Films, Inc. Cl-B*     4,150        79,887
                                         ----------
  CHILE -- 1.2%
    Compania Cervecerias
      Unidas SA [ADR]           1,100        30,387
    Distribucion y Servicio
      D&S SA [ADR]*               625        11,016
                                         ----------
                                             41,403
                                         ----------
  DENMARK -- 2.0%
    Kobenhavns Lufthavne AS       485        57,705
    Vesta Wind Systems AS*        300        12,933
                                         ----------
                                             70,638
                                         ----------
  FINLAND -- 4.1%
    KCI Konecranes
      International PLC           325        15,510
    Raision Tehtaat Oy            700       128,485
                                         ----------
                                            143,995
                                         ----------
  FRANCE -- 7.9%
    Altran Technologies SA        735       117,131
    Coflexip SA [ADR]           1,050        74,812
    Dassault Systemes SA        2,100        82,356
                                         ----------
                                            274,299
                                         ----------
  GERMANY -- 14.8%
    Douglas Holding AG            825        36,548
    Marschollek,
      Lautenschlaeger und
      Partner AG                  325       126,595
    Porsche AG Pfd.                50       126,219
    Schmalbach Lubeca AG          425       104,870
    Schwarz Pharma AG           1,075        84,167
    Sixt AG                       175        21,942
    Turbon International AG       500        14,795
                                         ----------
                                            515,136
                                         ----------
  HONG KONG -- 3.2%
    Asia Satellite
      Telecommunications
      Holdings Ltd. [ADR]         450         8,297
    VTech Holdings Ltd.        29,000       101,833
                                         ----------
                                            110,130
                                         ----------
  IRELAND -- 2.3%
    Ryanair Holdings PLC
      [ADR]*                    2,100        80,587
                                         ----------
  ISRAEL -- 0.6%
    NICE-Systems Ltd. [ADR]*      500    $   21,500
                                         ----------
  ITALY -- 3.8%
    Bulgari SPA                 9,600        58,564
    Gruppo Editoriale
      L'Espresso SPA            2,000        16,592
    Industrie Natuzzi SPA
      [ADR]                     2,200        56,513
                                         ----------
                                            131,669
                                         ----------
  JAPAN -- 2.6%
    Fuji Soft ABC, Inc.         1,000        35,647
    Nippon System Development   1,000        24,975
    Noritsu Koki Co. Ltd.       1,000        29,895
                                         ----------
                                             90,517
                                         ----------
  MEXICO -- 1.4%
    Grupo Iusacell SA [ADR]*    1,500        29,063
    Grupo Posadas SA Cl-A*     27,450        20,047
                                         ----------
                                             49,110
                                         ----------
  NETHERLANDS -- 6.0%
    Beter Bed Holding NV          400        13,422
    Brunel International NV
      144A*                       750        24,499
    Ceteco Holding NV              50         2,794
    Hunter Douglas NV           1,675        81,656
    IHC Caland NV                 650        37,832
    Nutreco Holding NV            725        25,871
    Toolex International NV*    1,250        24,561
                                         ----------
                                            210,635
                                         ----------
  NORWAY -- 3.6%
    Narvesen ASA                  250         5,665
    Petroleum Geo-Services
      [ADR]*                      975        64,106
    Tomra Systems ASA           1,675        53,901
                                         ----------
                                            123,672
                                         ----------
  SPAIN -- 3.8%
    Tele Pizza SA*                925       132,910
                                         ----------
  SWEDEN -- 2.7%
    Haldex AB                     850        14,169
    Haldex AB Rights*             850           747
    NetCom Systems AB Cl-B*     2,000        67,967
    Ortivus AB Cl-B*              650        10,919
                                         ----------
                                             93,802
                                         ----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
  UNITED KINGDOM -- 19.2%
    ARM Holdings PLC*             175    $    2,407
    British-Borneo Petroleum
      Syndicate PLC             8,175        47,497
    BTG PLC                     1,500        16,352
    Cairn Energy PLC*           7,025        37,298
    Capital Radio PLC           3,525        37,131
    Eidos PLC [ADR]*            2,125        34,000
    Energis PLC*                1,500        16,553
    Flextech PLC*               6,975        57,427
    JBA Holdings PLC            3,725        34,255
    Misys PLC                   1,175        56,188
    PizzaExpress PLC            7,625        99,378
    Psion PLC                  10,650        49,415
    Regent Inns PLC             4,925        31,250
    Select Appointments
      Holdings PLC              4,100        56,900
    Smallworldwide PLC [ADR]*     550        15,675
    Virgin Express Holdings
      PLC [ADR]*                2,500        56,250
    Wetherspoon, (J.D.) PLC     4,250        22,917
                                         ----------
                                            670,893
                                         ----------
TOTAL FOREIGN STOCK
  (Cost $2,585,250)                       2,859,510
                                         ----------
COMMON STOCK -- 4.9%
  CLOTHING & APPAREL -- 1.5%
    Tefron Ltd.*                1,900        50,944
                                         ----------
  EQUIPMENT SERVICES -- 1.1%
    Rofin-Sinar Technologies,
      Inc.*                     1,725        38,705
                                         ----------
  ENTERTAINMENT & LEISURE -- 0.9%
    Metromedia International
      Group, Inc.*              1,875        31,172
                                         ----------
  TELECOMMUNICATIONS -- 1.4%
    Global TeleSystems Group,
      Inc.*                     1,025    $   48,175
                                         ----------
TOTAL COMMON STOCK
  (Cost $137,653)                           168,996
                                         ----------
TOTAL INVESTMENTS -- 86.9%
  (Cost $2,722,903)                       3,028,506
OTHER ASSETS LESS
  LIABILITIES -- 13.1%                      457,864
                                         ----------
NET ASSETS -- 100.0%                     $3,486,370
                                         ==========

Foreign currency exchange contracts outstanding at April 30, 1998:

                                                                  UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE   CONTRACTS    APPRECIATION
MONTH        TYPE       RECEIVE           FOR       AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------
05/98        Buy       DEM    271,646    $151,453     $151,444       $    (9)
05/98        Buy       DKK    250,407      36,615       35,534        (1,081)
05/98        Buy       ESP  5,127,838      33,683       33,647           (36)
05/98        Buy       FIM    204,612      37,572       37,578             6
05/98        Buy       FRF    463,203      77,021       77,158           137
05/98        Buy       GBP     92,088     154,217      153,934          (283)
05/98        Buy       HKD    221,290      28,590       28,568           (22)
05/98        Buy       ITL 32,497,200      18,386       18,341           (45)
05/98        Buy       NLG     49,624      24,544       24,567            23
05/98        Buy       NOK    190,170      25,535       25,075          (460)
05/98        Buy       SEK    131,343      17,006       17,056            50
                                         --------     --------       -------
                                         $604,622     $602,902       $(1,720)
                                         ========     ========       =======

-------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.7% of net assets.

See Notes to Financial Statements.

ASAF FOUNDERS
SMALL CAPITALIZATION FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
COMMON STOCK -- 79.3%
  AEROSPACE -- 0.9%
    REMEC, Inc.*                2,075    $   51,616
                                         ----------
  BUSINESS SERVICES -- 2.0%
    PAREXEL International
      Corp.*                    1,325        44,387
    Pegasus Systems, Inc.*        875        23,406
    Renaissance Worldwide,
      Inc.*                     1,750        31,391
    StaffMark, Inc.*              300        12,750
                                         ----------
                                            111,934
                                         ----------
  CHEMICALS -- 0.6%
    Crompton & Knowles Corp.    1,000        29,937
                                         ----------
  CLOTHING & APPAREL -- 2.8%
    The Mens Warehouse,
      Inc.*                     1,100        46,337
    The Warnaco Group, Inc.
      Cl-A                      1,525        64,431
    The Wet Seal, Inc. Cl-A*    1,600        44,200
                                         ----------
                                            154,968
                                         ----------
  COMPUTER HARDWARE -- 0.9%
    Insight Enterprises,
      Inc.*                     1,250        49,844
                                         ----------
  COMPUTER SERVICES & SOFTWARE -- 12.7%
    Aspen Technologies,
      Inc.*                     1,700        83,087
    Brio Technology, Inc.*        175         1,925
    Brooktrout Technologies,
      Inc.*                     1,300        27,056
    CDW Computer Centers,
      Inc.*                     1,700        82,450
    CheckFree Holdings
      Corp.*                    2,050        52,787
    Electronic Arts, Inc.*        200         9,250
    Harbinger Corp.*            2,100        76,387
    HNC Software, Inc.*         2,525        98,475
    Mastech Corp.*              1,800        47,700
    MMC Networks, Inc.*         1,700        38,037
    SanDisk Corp.*                650        13,569
    Simione Central
      Holdings, Inc.*           2,825        43,787
    SIPEX Corp.*                  450         8,944
    Summit Design, Inc.*        2,400        37,050
    Sykes Enterprises, Inc.*    2,000        41,875
    Transaction Systems
      Architects, Inc.*           625        26,250
    USWeb Corp.*                  375         8,555
                                         ----------
                                            697,184
                                         ----------
  CONSUMER PRODUCTS & SERVICES -- 6.4%
    Action Performance
      Companies, Inc.*          2,225        77,041
    Helen of Troy Ltd.*         4,975       101,987
    Pre-Paid Legal Services,
      Inc.*                     1,025        38,758
    Windmere-Durable
      Holdings, Inc.*           1,850    $   45,325
    Wolverine World Wide,
      Inc.                      3,000        86,625
                                         ----------
                                            349,736
                                         ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.7%
    Advanced Lighting
      Technologies, Inc.*       2,200        61,050
    Berg Electronics Corp.*     2,700        64,294
    Brooks Automation, Inc.*    2,225        33,653
    Concord EFS, Inc.*          2,000        63,000
    PRI Automation, Inc.*         525        14,044
    Sanmina Corp.*                 25         2,250
    Sawtek, Inc.*                 700        21,262
                                         ----------
                                            259,553
                                         ----------
  ENTERTAINMENT & LEISURE -- 1.6%
    Midway Games, Inc.*           800        14,800
    Signature Resorts, Inc.*    1,700        30,387
    Silverleaf Resorts,
      Inc.*                     1,750        41,562
    Vistana, Inc.*                100         2,525
                                         ----------
                                             89,274
                                         ----------
  ENVIRONMENTAL SERVICES -- 2.7%
    American Disposal
      Services, Inc.*           1,600        64,150
    Newpark Resources, Inc.*    3,400        81,812
                                         ----------
                                            145,962
                                         ----------
  EQUIPMENT SERVICES -- 2.0%
    Rental Service Corp.*       1,600        46,500
    United Rentals, Inc.*       1,775        61,127
                                         ----------
                                            107,627
                                         ----------
  FINANCIAL SERVICES -- 1.4%
    Affiliated Managers
      Group, Inc.*              1,000        37,125
    United Panam Financial
      Corp.*                    2,925        38,756
                                         ----------
                                             75,881
                                         ----------
  FOOD -- 1.7%
    American Italian Pasta
      Co.*                      1,050        32,550
    U.S. Foodservice, Inc.*     1,650        58,266
                                         ----------
                                             90,816
                                         ----------
  HEALTHCARE SERVICES -- 8.8%
    Access Health, Inc.*        1,000        33,750
    Advance Paradigm, Inc.*       325        12,959
    Capital Senior Living
      Corp.*                    5,800        86,638
    Cerner Corp.*               1,900        56,644
    First Health Group
      Corp.*                      250        14,750
    FPA Medical Management,
      Inc.*                     4,625        57,813
    Medical Manager Corp.*      1,750        51,734
    National Data Corp.           900        36,731

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
    NCS Healthcare,
      Inc. Cl-A*                  500    $   14,688
    Orthodontic Centers of
      America, Inc.*            3,000        64,125
    Sunrise Assisted Living,
      Inc.*                     1,125        50,414
                                         ----------
                                            480,246
                                         ----------
  HOTELS & MOTELS -- 1.0%
    Capstar Hotel Co.*          1,625        52,203
                                         ----------
  INDUSTRIAL PRODUCTS -- 0.1%
    Harsco Corp.                  150         6,900
                                         ----------
  INSURANCE -- 2.0%
    Annuity and Life Re
      (Holdings), Ltd.*         1,850        44,169
    Executive Risk, Inc.          600        40,013
    HCC Insurance Holdings,
      Inc.                      1,300        28,275
                                         ----------
                                            112,457
                                         ----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.9%
    ESC Medical Systems
      Ltd.*                     1,200        39,000
    Schein, (Henry), Inc.*      2,075        80,925
    Transition Systems,
      Inc.*                       450        10,125
    Trex Medical Corp.*         1,600        30,400
                                         ----------
                                            160,450
                                         ----------
  METALS & MINING -- 0.9%
    IMCO Recycling, Inc.          400         7,400
    OM Group, Inc.              1,000        44,313
                                         ----------
                                             51,713
                                         ----------
  OIL & GAS -- 1.1%
    Offshore Logistics,
      Inc.*                     2,500        59,063
                                         ----------
  PERSONAL SERVICES -- 0.9%
    Sylvan Learning Systems,
      Inc.*                     1,000        49,375
                                         ----------
  PHARMACEUTICALS -- 6.3%
    Andrx Corp.*                1,675        62,813
    Dura Pharmaceutical,
      Inc.*                     1,525        40,413
    Medicis Pharmaceutical
      Corp. Cl-A*               1,950        83,363
    Scherer, (R.P.) Corp.*        500        36,500
    Watson Pharmaceuticals,
      Inc.*                     2,800       120,400
                                         ----------
                                            343,489
                                         ----------
  PRINTING & PUBLISHING -- 2.0%
    Mail-Well, Inc.*            2,300       111,263
                                         ----------
  REAL ESTATE -- 0.8%
    Fairfield Communities,
      Inc.*                     1,850        43,244
                                         ----------
  RESTAURANTS -- 1.5%
    CKE Restaurants, Inc.       2,400        83,100
                                         ----------
  RETAIL & MERCHANDISING -- 3.5%
    Meyer, (Fred), Inc.*          150    $    6,731
    Proffitt's, Inc.*           2,250        89,438
    Stage Stores, Inc.*         1,900        97,731
                                         ----------
                                            193,900
                                         ----------
  SEMICONDUCTORS -- 1.0%
    ATMI, Inc.*                 1,325        36,934
    SpeedFam International,
      Inc.*                       600        17,400
                                         ----------
                                             54,334
                                         ----------
  TELECOMMUNICATIONS -- 6.1%
    Digital Microwave Corp.*    2,800        31,850
    e. spire Communications,
      Inc.*                     1,700        32,300
    Echostar Communications
      Corp.*                    1,300        34,206
    Gemstar Resources Ltd.*     1,075        41,522
    ICG Communications,
      Inc.*                       600        21,000
    Intermedia
      Communications, Inc.*       375        27,370
    NEXTLINK Communications,
      Inc. Cl-A*                  925        27,750
    P-Com, Inc.*                1,450        28,547
    Pacific Gateway
      Exchange, Inc.*             500        28,500
    Premiere Technologies,
      Inc.*                       950        30,281
    Smartalk Teleservices,
      Inc.*                       425         8,447
    US LEC Corp. Cl-A*            425        10,306
    Westell Technologies,
      Inc. Cl-A*                1,475        15,303
                                         ----------
                                            337,382
                                         ----------
TOTAL COMMON STOCK
  (Cost $4,004,946)                       4,353,451
                                         ----------
SHORT-TERM INVESTMENTS -- 10.0%
    Temporary Investment
      Cash Fund               274,216       274,216
    Temporary Investment
      Fund                    274,215       274,215
                                         ----------
  (Cost $548,431)                           548,431
                                         ----------

TOTAL INVESTMENTS -- 89.3%
  (Cost $4,553,377)                       4,901,882
OTHER ASSETS LESS
  LIABILITIES -- 10.7%                      588,436
                                         ----------
NET ASSETS -- 100.0%                     $5,490,318
                                         ==========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing securities.

See Notes to Financial Statements.

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 87.4%
  AIRLINES -- 1.3%
    Midwest Express
      Holdings, Inc.*          6,100    $   290,131
                                        -----------
  AUTOMOTIVE PARTS -- 1.5%
    Myers Industries, Inc.     8,600        213,925
    TBC Corp.*                15,600        138,450
                                        -----------
                                            352,375
                                        -----------
  BUILDING MATERIALS -- 9.1%
    Cameron Ashley Building
      Products, Inc.*          3,700         73,538
    Giant Cement Holding,
      Inc.*                    4,600        129,950
    Gibraltar Steel Corp.*     9,300        223,200
    Holophane Corp.*           9,300        255,750
    Juno Lighting, Inc.        9,000        194,625
    Lone Star Technologies,
      Inc.*                    9,300        204,019
    Modine Manufacturing
      Co.                      7,800        290,063
    Republic Group, Inc.       9,300        176,700
    Skyline Corp.              4,600        139,725
    Synthetic Industries,
      Inc.*                   10,100        231,038
    Thomas Industries, Inc.    8,150        211,391
                                        -----------
                                          2,129,999
                                        -----------
  BUSINESS SERVICES -- 1.2%
    Grey Advertising, Inc.       610        275,110
                                        -----------
  CHEMICALS -- 2.3%
    Furon Co.                 15,600        326,625
    Schulman, (A.), Inc.       9,300        208,088
                                        -----------
                                            534,713
                                        -----------
  CLOTHING & APPAREL -- 1.6%
    Dan River, Inc. Cl-A*      9,300        179,606
    Unitog Co.                 7,800        193,050
                                        -----------
                                            372,656
                                        -----------
  COMPUTER HARDWARE -- 1.1%
    Analogic Corp.             5,700        265,762
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 0.8%
    Analysts International
      Corp.                    6,650        192,850
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    American Safety Razor
      Co.*                     5,500         99,688
    Culp, Inc.                 8,600        163,400
                                        -----------
                                            263,088
                                        -----------
  CONTAINERS & PACKAGING -- 3.9%
    Aptargroup, Inc.           3,400        212,500
    First Brands Corp.         9,300        249,356
    Ivex Packaging Corp.*     10,100        244,925
    Shorewood Packaging
      Corp.*                   7,800        202,313
                                        -----------
                                            909,094
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 8.3%
    Electro Rental Corp.*     10,900    $   520,322
    Franklin Electric Co.,
      Inc.                     3,100        214,094
    Landauer, Inc.             5,500        148,844
    Littelfuse, Inc.*         10,900        275,225
    Methode Electronics,
      Inc. Cl-A               14,000        224,000
    Nichols Research Corp.*    9,300        252,263
    Pioneer-Standard
      Electronics, Inc.       10,100        126,881
    Scotsman Industries,
      Inc.                     6,100        174,612
                                        -----------
                                          1,936,241
                                        -----------
  ENVIRONMENTAL SERVICES -- 0.7%
    Waterlink, Inc.*          11,700        162,338
                                        -----------
  EQUIPMENT SERVICES -- 2.9%
    Cort Business Services
      Corp.*                   4,600        183,712
    Rival Co.                  6,800        109,225
    Unifirst Corp.             6,900        186,300
    VWR Scientific
      Products, Inc.*          6,100        200,537
                                        -----------
                                            679,774
                                        -----------
  FINANCIAL -- BANK & TRUST -- 4.8%
    Commercial Federal
      Savings & Loan Corp.     2,300         83,375
    Community First
      Bankshares, Inc.         4,600        231,725
    First Republic Bank*       6,200        213,125
    Silicon Valley
      Bancshares*              5,500        358,875
    Sirrom Capital Corp.       7,800        233,025
                                        -----------
                                          1,120,125
                                        -----------
  FINANCIAL SERVICES -- 5.1%
    Allied Capital Corp.      10,860        282,360
    AMRESCO, Inc.*             6,100        221,125
    First Financial Fund,
      Inc.                    10,100        215,256
    McGrath RentCorp           9,300        183,675
    Medallion Financial
      Corp.                    9,300        277,838
                                        -----------
                                          1,180,254
                                        -----------
  INSURANCE -- 6.2%
    FBL Financial Group,
      Inc. Cl-A               10,100        290,375
    Harleysville Group,
      Inc.                     3,500         94,500
    Markel Corp.*              1,500        237,750
    Poe & Brown, Inc.          9,150        360,281
    Presidential Life Corp.   10,900        222,088
    PXRE Corp.                 5,500        165,688
    Selective Insurance
      Group, Inc.              3,100         85,250
                                        -----------
                                          1,455,932
                                        -----------
  LUMBER & WOOD PRODUCTS -- 0.7%
    Deltic Timber Corp.        5,500        157,094
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.



---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
MACHINERY & EQUIPMENT -- 4.6%
    Alamo Group, Inc.          4,600    $    83,663
    Carbo Ceramics, Inc.       6,300        221,288
    Smith, (A.O.) Corp.        7,700        347,463
    TransTechnology Corp.      4,600        137,425
    Woodward Governor Co.      9,300        275,513
                                        -----------
                                          1,065,352
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Lunar Corp.*              11,700        219,375
    Owens & Minor, Inc.       11,700        208,406
                                        -----------
                                            427,781
                                        -----------
  METALS & MINING -- 2.7%
    Cambior, Inc.              6,900         54,338
    Dayton Mining Corp.*      10,900         16,350
    Golden Star Resources
      Ltd.*                    9,300         33,713
    Layne Christensen Co.*     8,400        145,950
    Material Sciences
      Corp.*                  11,700        119,925
    Penn Virginia Corp.        8,600        255,313
                                        -----------
                                            625,589
                                        -----------
  OFFICE EQUIPMENT -- 2.1%
    Aaron Rents, Inc. Cl-A     3,600         80,438
    Aaron Rents, Inc. Cl-B     5,500        111,719
    IDEX Corp.                 7,800        285,188
                                        -----------
                                            477,345
                                        -----------
  OIL & GAS -- 2.6%
    Cross Timbers Oil Co.     12,800        244,800
    Devon Energy Corp.         1,900         75,763
    Rutherford-Moran Oil
      Corp.*                  11,700        292,500
                                        -----------
                                            613,063
                                        -----------
  PAPER & FOREST PRODUCTS -- 1.4%
    CSS Industries, Inc.*      4,800        159,000
    Wausau-Mosinee Paper
      Corp.                    7,780        164,839
                                        -----------
                                            323,839
                                        -----------
  PERSONAL SERVICES -- 0.9%
    Matthews International
      Corp. Cl-A               4,500        207,000
                                        -----------
  REAL ESTATE -- 5.0%
    Apartment Investment &
      Management Co. Cl-A
      [REIT]                   4,200        156,975
    CCA Prison Realty Trust
      [REIT]                   3,100        109,856
    Glenborough Realty
      Trust, Inc. [REIT]       3,800        101,888
    Innkeepers USA Trust
      [REIT]                   9,300        140,663
    Meridian Industrial
      Trust, Inc. [REIT]       9,300    $   215,063
    National Health
      Investors, Inc.
      [REIT]                   3,800        127,775
    Post Properties, Inc.
      [REIT]                   1,900         77,544
    Sun Communities, Inc.
      [REIT]                   6,900        241,500
                                        -----------
                                          1,171,264
                                        -----------
  RESTAURANTS -- 3.3%
    Consolidated Products,
      Inc.*                   13,950        284,189
    Ruby Tuesday, Inc.        10,100        338,350
    Sbarro, Inc.               4,600        135,700
                                        -----------
                                            758,239
                                        -----------
  RETAIL & MERCHANDISING -- 6.2%
    Bon-Ton Stores, Inc.*      5,300         86,788
    Casey's General Stores,
      Inc.                    15,600        255,450
    CompuCom Systems, Inc.*   31,100        233,250
    Fabri-Centers of
      America, Inc. Cl-B*     10,100        265,125
    Hancock Fabrics, Inc.     14,000        208,250
    Proffitt's, Inc.*          4,400        174,900
    Stein Mart, Inc.*          6,100        215,025
                                        -----------
                                          1,438,788
                                        -----------
  TELECOMMUNICATIONS --2.1%
    Aliant Communications,
      Inc.                    10,900        309,288
    Mosaix, Inc.*             16,200        188,325
                                        -----------
                                            497,613
                                        -----------
  TRANSPORTATION -- 1.1%
    Landstar Systems, Inc.*    7,800        255,450
                                        -----------
  UTILITIES -- 1.0%
    United Water Resources,
      Inc.                    14,000        242,375
                                        -----------
TOTAL COMMON STOCK
  (Cost $19,290,835)                     20,381,234
                                        -----------
PREFERRED STOCK -- 0.5%
  OIL & GAS
    Cross Timbers Oil Co.
      $1.5625 Cl-A [CVT]
  (Cost $99,213)               2,500        111,250
                                        -----------
FOREIGN STOCK -- 0.8%
  METALS & MINING
    Prime Resources Group,
      Inc. -- (CAD)
  (Cost $174,779)             23,300        180,575
                                        -----------

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

---------------------------------------------------
                                PAR
                               (000)          VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.4%
    Federal National
      Mortgage Assoc.
      5.42%, 05/04/98         $  184    $   183,917
      5.43%, 05/20/98            138        137,605
                                        -----------
  (Cost $321,522)                           321,522
                                        -----------
U.S. TREASURY OBLIGATIONS -- 5.6%
    U.S. Treasury Bills
      5.06%, 06/25/98#           300        297,681
      5.09%, 09/17/98#         1,025      1,004,856
                                        -----------
  (Cost $1,302,537)                       1,302,537
                                        -----------
COMMERCIAL PAPER -- 4.7%
    Abbott Laboratories,
      Inc.
      5.47%, 05/22/98            393        391,746
    BellSouth
      Telecommunications,
      Inc.
      5.49%, 05/12/98            190        189,681
    Du Pont, (E.I.) de
      Nemours & Co.
      5.55%, 05/27/98            270        268,918
    Vermont American Corp.+
      5.51%, 05/11/98            256        255,608
                                        -----------
  (Cost $1,105,953)                       1,105,953
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                1,414    $     1,414
    Temporary Investment
      Fund                     1,414          1,414
                                        -----------
  (Cost $2,828)                               2,828
                                        -----------
TOTAL INVESTMENTS -- 100.4%
  (Cost $22,297,667)                     23,405,899
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.4%)                    (80,749)
                                        -----------
NET ASSETS -- 100.0%                    $23,325,150
                                        ===========

-------------------------------------------------------
# Securities with an aggregate market value of $1,302,537 have been segregated with the custodian to cover margin requirements for the following open futures contracts at April 30, 1998:

                                       NOTIONAL
                         EXPIRATION     AMOUNT      UNREALIZED
DESCRIPTION                MONTH        (000)      APPRECIATION
---------------------------------------------------------------
Russell 2000               06/98         2,000        $8,800
---------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.



ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

----------------------------------------------------
                                SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 56.0%
  ADVERTISING -- 1.3%
    Outdoor Systems, Inc.*      3,300     $  104,775
                                          ----------
  AIRLINES -- 0.8%
    Alaska Air Group, Inc.*       600         33,675
    AMR Corp.*                    200         30,475
                                          ----------
                                              64,150
                                          ----------
  AUTOMOTIVE PARTS -- 0.5%
    Goodyear Tire & Rubber Co.    500         35,000
                                          ----------
  BEVERAGES -- 1.3%
    Coca-Cola Co.               1,300         98,637
                                          ----------
  BROADCASTING -- 2.1%
    Clear Channel
      Communications, Inc.*     1,700        160,225
                                          ----------
  COMPUTER HARDWARE -- 0.9%
    Hewlett-Packard Co.           500         37,656
    International Business
      Machines Corp.              300         34,762
                                          ----------
                                              72,418
                                          ----------
  COMPUTER SERVICES & SOFTWARE -- 4.0%
    America Online, Inc.*       1,300        104,000
    BMC Software, Inc.*           700         65,494
    Cisco Systems, Inc.*        1,000         73,250
    Compuware Corp.*            1,500         73,312
                                          ----------
                                             316,056
                                          ----------
  CONGLOMERATES -- 2.8%
    Tyco International Ltd.     4,000        218,000
                                          ----------
  CONSUMER PRODUCTS & SERVICES -- 5.7%
    Cendant Corp.*              3,800         95,000
    Gillette Co.                1,400        161,612
    Procter & Gamble Co.        2,300        189,031
                                          ----------
                                             445,643
                                          ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.9%
    General Electric Co.        2,700        229,837
                                          ----------
  ENTERTAINMENT & LEISURE -- 1.5%
    Time Warner, Inc.             500         39,250
    Viacom, Inc. Cl-B*          1,300         75,400
                                          ----------
                                             114,650
                                          ----------
  FINANCIAL SERVICES -- 6.4%
    American Express Co.        1,600        163,200
    CIT Group, Inc. Cl-A        1,700         60,244
    Fannie Mae                  1,700        101,787
    Morgan Stanley, Dean
      Witter & Co.                500         39,438
    SunAmerica, Inc.            2,650        132,334
                                          ----------
                                             497,003
                                          ----------
  INSURANCE -- 4.5%
    Allstate Corp.                800     $   77,000
    American International
      Group, Inc.                 800        105,250
    Conseco, Inc.               1,900         94,288
    Travelers Group, Inc.       1,250         76,484
                                          ----------
                                             353,022
                                          ----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Guidant Corp.                 500         33,438
    Medtronic, Inc.             2,100        110,513
                                          ----------
                                             143,951
                                          ----------
  PHARMACEUTICALS -- 6.2%
    Bristol-Meyers Squibb Co.   1,300        137,638
    Cardinal Health, Inc.         500         48,125
    Lilly, (Eli) & Co.            700         48,694
    Merck & Co., Inc.             400         48,200
    Pfizer, Inc.                1,100        125,194
    Warner-Lambert Co.            400         75,675
                                          ----------
                                             483,526
                                          ----------
  PRINTING & PUBLISHING --1.7%
    McGraw-Hill Co., Inc.         900         69,694
    Tribune Co.                   900         59,400
                                          ----------
                                             129,094
                                          ----------
  RETAIL & MERCHANDISING -- 5.3%
    Costco Companies, Inc.*     1,600         89,400
    Dayton-Hudson Corp.           900         78,581
    Pier 1 Imports, Inc.        1,800         47,475
    Sears, Roebuck & Co.        1,400         83,038
    Wal-Mart Stores, Inc.       2,300        116,294
                                          ----------
                                             414,788
                                          ----------
  TELECOMMUNICATIONS -- 6.3%
    Ameritech Corp.               800         34,050
    AT&T Corp.                  1,300         78,081
    Bell Atlantic Corp.         1,200        112,275
    Jacor Communications,
      Inc.*                       800         45,500
    Tele-Communications, Inc.
      Cl-A*                     4,213        135,869
    WorldCom, Inc.*             2,100         89,841
                                          ----------
                                             495,616
                                          ----------
TOTAL COMMON STOCK
  (Cost $3,942,440)                        4,376,391
                                          ----------

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

----------------------------------------------------
                                  PAR
                                 (000)         VALUE
----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.3%
    Federal Home Loan Mortgage
      Corp. Disc. Notes
      5.43%, 05/01/98
  (Cost $726,000)                $726     $  726,000
                                          ----------
U.S. TREASURY OBLIGATIONS -- 32.0%
    U.S. Treasury Notes
      6.00%, 07/31/02             100        101,220
      5.875%, 09/30/02            200        201,568
      5.75%, 11/30/02             500        501,565
      5.75%, 08/15/03             850        853,366
      6.625%, 05/15/07            800        848,200
                                          ----------
  (Cost $2,496,063)                        2,505,919
                                          ----------
----------------------------------------------------
                                SHARES         VALUE
----------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment Cash
      Fund                      6,219     $    6,219
    Temporary Investment
      Fund                      6,220          6,220
                                          ----------
  (Cost $12,439)                              12,439
                                          ----------
TOTAL INVESTMENTS -- 97.5%
  (Cost $7,176,942)                        7,620,749
OTHER ASSETS LESS LIABILITIES -- 2.5%        198,090
                                          ----------
NET ASSETS -- 100.0%                      $7,818,839
                                          ==========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                               (000)          VALUE
---------------------------------------------------
CORPORATE OBLIGATIONS -- 93.4%
  ADVERTISING -- 1.6%
    Larmar Advertising Co.
      Sr. Sub. Notes
      8.625%, 09/15/07        $  100    $   101,125
    Outdoor Systems, Inc.
      Sr. Sub. Notes
      8.875%, 06/15/07           200        209,000
                                        -----------
                                            310,125
                                        -----------
  AEROSPACE -- 1.1%
    Aviation Sales Co.
      Sr. Sub. Notes 144A
      8.125%, 02/15/08           100         98,000
    Tracor, Inc.
      Sr. Sub. Notes
      8.50%, 03/01/07            100        109,500
                                        -----------
                                            207,500
                                        -----------
  AUTOMOTIVE PARTS -- 0.3%
    Lear Corp. Sub. Notes
      9.50%, 07/15/06             50         55,375
                                        -----------
  BROADCASTING -- 7.1%
    Acme Television Co.
      Guarantee Notes Cl-B
      [STEP]
      10.929%, 09/30/04           75         61,875
    Big City Radio, Inc.
      Sr. Disc. Notes
      [STEP] 144A
      11.054%, 03/15/05          125         92,187
    Capstar Broadcasting,
      Inc.
      Sr. Sub. Notes
      9.25%, 07/01/07            100        105,250
    Chancellor Media Corp.
      Notes Cl-B
      10.50%, 01/15/07            50         55,750
      8.75%, 06/15/07             50         51,562
    Chancellor Media Corp.
      Sr. Sub. Notes 144A
      8.125%, 12/15/07           275        277,750
    Diva Systems Corp.
      Units [STEP] 144A
      11.851%, 03/01/08          100         54,750
    Echostar Satellite
      Broadcasting Co.
      Sr. Disc. Notes [STEP]
      10.963%, 03/15/04           75         68,625
    Fox Liberty Networks LLC
      Sr. Disc. Notes [STEP]
      9.291%, 08/15/07           275        187,687
    Sinclair Broadcasting
      Group, Inc.
      Sr. Sub. Notes
      10.00%, 09/30/05           175        188,781
      8.75%, 12/15/07            225        228,937
                                        -----------
                                          1,373,154
                                        -----------
  BUILDING MATERIALS -- 0.5%
    American Builders &
      Contractors Supply
      Co., Inc. Notes Cl-B
      10.625%, 05/15/07       $   50    $    51,500
    Falcon Building
      Products, Inc. Co.
      Guarantee Notes Cl-B
      [STEP]
      10.09%, 06/15/07            75         50,625
                                        -----------
                                            102,125
                                        -----------
  BUSINESS SERVICES -- 0.7%
    Dialog Corp. PLC
      Sr. Sub. Notes Cl-A
      11.00%, 11/15/07           125        138,125
                                        -----------
  CAPITAL GOODS -- 0.5%
    Buckeye Cellulos Corp.
      Sr. Sub. Notes
      9.25%, 09/15/08            100        106,250
                                        -----------
  CHEMICALS -- 1.6%
    ISP Holdings, Inc.
      Sr. Notes Cl-B
      9.00%, 10/15/03            100        105,000
    Polymer Group, Inc. Co.
      Guarantee Notes Cl-B
      9.00%, 07/01/07            100        103,250
    Polymer Group, Inc.
      Sr. Sub. Notes 144A
      8.75%, 03/01/08            100        102,000
                                        -----------
                                            310,250
                                        -----------
  CLOTHING & APPAREL -- 2.3%
    Boyds Collection Ltd.
      Sr. Sub. Notes 144A
      9.00%, 05/15/08            150        151,125
    GFSI, Inc.
      Sr. Sub. Notes Cl-B
      9.625%, 03/01/07           100        105,750
    Pillowtex Corp. Co.
      Guarantee Notes Cl-B
      9.00%, 12/15/07             75         78,000
    Pillowtex Corp.
      Sr. Sub. Notes
      10.00%, 11/15/06           100        108,250
                                        -----------
                                            443,125
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 0.5%
    Alvey Systems, Inc.
      Sr. Sub. Notes
      11.375%, 01/31/03           50         53,625
    Psinet, Inc.
      Sr. Notes 144A
      10.00%, 02/15/05            50         51,750
                                        -----------
                                            105,375
                                        -----------

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                               (000)          VALUE
---------------------------------------------------
CONGLOMERATES -- 1.1%
    Eagle-Picher Industries,
      Inc. Sr. Sub. Notes
      144A
      9.375%, 03/01/08        $  100    $   102,250
    Hermes Europe Railtel BV
      Sr. Notes
      11.50%, 08/15/07           100        113,500
                                        -----------
                                            215,750
                                        -----------
  CONSTRUCTION -- 0.8%
    American Architectural
      Products Corp.
      Sr. Notes 144A
      11.75%, 12/01/07            50         53,250
    Building Materials Corp.
      Sr. Notes Cl-B
      8.00%, 10/15/07            100        101,000
                                        -----------
                                            154,250
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 5.4%
    Amscan Holdings, Inc.
      Sr. Sub. Notes
      9.875%, 12/15/07           175        186,375
    Chattem, Inc.
      Sr. Sub. Notes 144A
      8.875%, 04/01/08           100        100,500
    Collins & Aikman Floor
      Coverings Corp. Sr.
      Sub. Notes
      10.00%, 01/15/07           100        107,500
    Collins & Aikman
      Products Corp. Sr.
      Sub. Notes
      11.50%, 04/15/06           150        168,750
    Diamond Brands
      Operating, Inc. Sr.
      Sub. Notes 144A
      10.125%, 04/15/08           50         50,687
    Diamond Brands
      Operating, Inc. Debs
      [STEP] 144A
      12.83%, 04/15/09            50         27,000
    NBTY, Inc.
      Sr. Sub. Notes Cl-B
      8.625%, 09/15/07            50         50,750
    Playtex Family Products
      Corp. Sr. Sub. Notes
      9.00%, 12/15/03             50         51,375
    Playtex Products, Inc.
      Notes Cl-B
      8.875%, 07/15/04            50         51,625
    Revlon Consumer Products
      Corp. Sr. Sub. Notes
      144A
      8.625%, 02/01/08           200        201,500
    Simmons Co.
      Sr. Sub. Notes
      10.75%, 04/15/06            50         54,125
                                        -----------
                                          1,050,187
                                        -----------
  CONTAINERS & PACKAGING -- 0.8%
    Tekni-Plex, Inc.
      Sr. Sub. Notes 144A
      9.25%, 03/01/08         $  150    $   151,875
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
    Amphenol Corp.
      Sr. Sub. Notes
      9.875%, 05/15/07           100        108,500
    Viasystems, Inc.
      Sr. Sub. Notes 144A
      9.75%, 06/01/07            100        104,000
                                        -----------
                                            212,500
                                        -----------
  ENTERTAINMENT & LEISURE -- 2.8%
    AMF Group, Inc.
      Sr. Disc. Notes [STEP]
      10.295%, 03/15/06           62         49,910
    Premier Cruises Ltd.
      Sr. Notes 144A
      11.00%, 03/15/08            75         75,750
    Premier Parks, Inc.
      Sr. Disc. Notes [STEP]
      9.751%, 04/01/08           275        176,344
    Premier Parks, Inc.
      Sr. Notes
      9.25%, 04/01/06             75         76,500
    Premier Parks, Inc.
      Sr. Notes Cl-A
      12.00%, 08/15/03            50         55,750
    Silver Cinemas, Inc.
      Sr. Sub. Notes 144A
      10.50%, 04/15/05            50         51,062
    Six Flags Theme Parks
      Corp. Sr. Sub. Notes
      Cl-A [STEP]
      9.824%, 06/15/05            50         56,062
                                        -----------
                                            541,378
                                        -----------
  ENVIRONMENTAL SERVICES -- 1.1%
    Allied Waste Industries,
      Inc. Sr. Disc. Notes
      [STEP]
      9.508%, 06/01/07           300        222,750
                                        -----------
  EQUIPMENT SERVICES -- 0.3%
    Coinmach Laundry Corp.
      Sr. Notes Cl-D
      11.75%, 11/15/05            50         56,000
                                        -----------
  FARMING & AGRICULTURE -- 0.8%
    Dimon, Inc.
      Sr. Notes
      8.875%, 06/01/06            50         51,125
    Purina Mills, Inc.
      Sr. Sub. Notes 144A
      9.00%, 03/15/10            100        103,250
                                        -----------
                                            154,375
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


---------------------------------------------------
                                PAR
                               (000)          VALUE
---------------------------------------------------
FINANCIAL -- BANK & TRUST -- 1.3%
    First Nationwide
      Holdings, Inc. Sr.
      Notes
      12.25%, 05/15/01        $   50    $    55,250
    First Nationwide
      Holdings, Inc. Sr.
      Sub. Notes
      10.625%, 10/01/03          175        195,562
                                        -----------
                                            250,812
                                        -----------
  FINANCIAL SERVICES -- 1.2%
    ContiFinancial Corp.
      Sr. Notes
      8.125%, 04/01/08           150        152,239
    PX Escrow Corp.
      Sr. Disc. Notes
      [STEP] 144A
      9.448%, 02/01/06           100         71,500
                                        -----------
                                            223,739
                                        -----------
  FOOD -- 4.2%
    Ameriserv Food
      Distributor, Inc. Co.
      Guarantee Sr. Sub.
      Notes
      8.875%, 10/15/06            50         51,437
    Aurora Foods, Inc.
      Sr. Sub. Notes Cl-B
      9.875%, 02/15/07            50         54,000
    Di Giorgio Corp.
      Sr. Notes Cl-B
      10.00%, 06/15/07           100        100,500
    Eagle Family Foods, Inc.
      Sr. Sub. Notes 144A
      8.75%, 01/15/08            200        198,000
    International Home
      Foods, Inc. Sr. Sub.
      Notes
      10.375%, 11/01/06          100        110,750
    Jitney-Jungle Stores,
      Inc.
      Sr. Sub. Notes
      10.375%, 09/15/07          150        156,750
    Nebco Evans Holding Co.
      Sr. Disc. Notes [STEP]
      10.875%, 07/15/07          125         86,094
    Stater Brothers
      Holdings, Inc. Sr.
      Sub. Notes
      9.00%, 07/01/04             50         51,750
                                        -----------
                                            809,281
                                        -----------
  FURNITURE -- 0.8%
    Sealy Mattress Co.
      Sr. Sub. Notes 144A
      9.875%, 12/15/07            50         52,875
    Werner Holdings Co.,
      Inc.
      Sr. Sub. Notes 144A
      10.00%, 11/15/07           100        104,875
                                        -----------
                                            157,750
                                        -----------
  HEALTHCARE SERVICES -- 4.0%
    Alliance Imaging, Inc.
      Sr. Sub. Notes
      9.625%, 12/15/05        $  125    $   129,375
    Everest Healthcare
      Services, Inc.
      Sr. Sub. Notes 144A
      9.75%, 05/01/08            100        100,000
    Fisher Scientific
      International, Inc.
      Sr. Sub. Notes 144A
      9.00%, 02/01/08            125        126,875
    Hudson Respiratory Care,
      Inc. Sr. Sub. Notes
      144A
      9.125%, 04/15/08            50         50,250
    Icon Health & Fitness
      Corp. Sr. Sub. Notes
      Cl-B
      13.00%, 07/15/02            50         53,500
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      8.00%, 01/15/05            150        154,290
      10.125%, 03/01/05           50         56,000
      8.625%, 01/15/07           100        103,500
                                        -----------
                                            773,790
                                        -----------
  INDUSTRIAL PRODUCTS -- 2.7%
    Accuride Corp.
      Sr. Sub. Notes 144A
      9.25%, 02/01/08             50         50,250
    Continental Global
      Group, Inc. Sr. Notes
      Cl-B
      11.00%, 04/01/07           100        106,750
    Grove Worldwide, Inc.
      LLC Sr. Sub. Notes
      144A
      9.25%, 05/01/08            100        100,500
    JTM Industries, Inc.
      Sr. Sub. Notes 144A
      10.00%, 04/15/08           100        101,500
    MMI Products, Inc.
      Sr. Sub. Notes Cl-B
      11.25%, 04/15/07           150        166,125
                                        -----------
                                            525,125
                                        -----------
  MACHINERY & EQUIPMENT -- 2.7%
    Anchor Lamina, Inc.
      Sr. Sub. Notes
      9.875%, 02/01/08           150        150,375
    Clark Materials Handling
      Corp. Co. Guarantee
      Sr. Sub. Notes
      10.75%, 11/15/06           150        162,000
    Columbus McKinnon Corp.
      Sr. Sub. Notes 144A
      8.50%, 04/01/08             50         49,750

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                               (000)          VALUE
---------------------------------------------------
    Dailey International,
      Inc.
      Sr. Notes 144A
      9.50%, 02/15/08         $  100    $   101,000
    National Equipment
      Services Sr. Sub.
      Notes 144A
      10.00%, 11/30/04            50         53,875
                                        -----------
                                            517,000
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
    CONMED Corp.
      Sr. Sub. Notes 144A
      9.00%, 03/15/08            100        101,250
    Dade International, Inc.
      Sr. Sub. Notes Cl-B
      11.125%, 05/01/06           75         83,625
                                        -----------
                                            184,875
                                        -----------
  METALS & MINING -- 2.5%
    AEI Holding Co.
      Sr. Notes 144A
      10.00%, 11/15/07           175        183,312
    Euramax International
      PLC
      Sr. Sub. Notes
      11.25%, 10/01/06           100        109,500
    GS Technologies
      Operating Corp. Sr.
      Notes
      12.25%, 10/01/05            75         84,750
    Neenah Corp.
      Sr. Sub. Notes Cl-B
      11.125%, 05/01/07           50         55,250
    Ryerson Tull, Inc. Notes
      8.50%, 07/15/01             50         52,250
                                        -----------
                                            485,062
                                        -----------
  OFFICE EQUIPMENT -- 0.3%
    United Stationers
      Supply, Inc. Sr. Sub.
      Notes 144A
      8.375%, 04/15/08            50         50,375
                                        -----------
  OIL & GAS -- 3.6%
    Abraxas Petroleum Corp.
      Sr. Notes Cl-B
      11.50%, 11/01/04            50         52,500
    Chiles Offshore LLC
      Sr. Notes 144A
      10.00%, 05/01/08           125        125,625
    Forcenergy, Inc.
      Sr. Sub. Notes
      8.50%, 02/15/07            100         97,500
    Houston Exploration Co.
      Sr. Sub. Notes 144A
      8.625%, 01/01/08           150        150,750
    KCS Energy, Inc.
      Sr. Sub. Notes
      8.875%, 01/15/08            50         49,125
    Pride Petroleum
      Services, Inc. Sr.
      Notes
      9.375%, 05/01/07        $   50    $    54,062
    Universal Compression,
      Inc. Sr. Disc. Notes
      [STEP] 144A
      9.60%, 02/15/08            250        158,750
                                        -----------
                                            688,312
                                        -----------
  PRINTING & PUBLISHING -- 1.6%
    Garden State Newspapers,
      Inc. Sr. Sub. Notes
      Cl-B
      8.75%, 10/01/09            150        154,500
    Hollinger International
      Publishing Co.
      Sr. Sub. Notes
      9.25%, 03/15/07             50         53,250
    Ziff-Davis, Inc.
      Sr. Sub. Notes
      8.50%, 05/01/08            100        101,000
                                        -----------
                                            308,750
                                        -----------
  RETAIL & MERCHANDISING -- 0.8%
    Community Distributors,
      Inc. Co. Guarantee
      Notes Cl-B
      10.25%, 10/15/04            50         51,938
    Eye Care Centers of
      America, Inc.
      Sr. Sub. Notes 144A
      9.125%, 05/01/08           100        100,500
                                        -----------
                                            152,438
                                        -----------
  TELECOMMUNICATIONS -- 29.7%
    Call-Net Enterprises,
      Inc.
      Sr. Disc. Notes [STEP]
      8.62%, 08/15/07            250        178,750
    Charter Communications
      Southeast Holdings
      Capital Corp. Disc.
      Notes Cl-B [STEP]
      11.22%, 03/15/07           125        102,656
    Comcast Cellular
      Holdings Corp. Sr.
      Notes Cl-B
      9.50%, 05/01/07             50         52,125
    Comcast Corp.
      Sr. Sub. Debs.
      9.375%, 05/15/05           100        106,500
    CSC Holdings, Inc.
      Sr. Notes
      7.875%, 12/15/07            50         51,500
    CSC Holdings, Inc.
      Sr. Sub. Debs.
      9.875%, 02/15/13            50         55,500
    CSC Holdings, Inc.
      Sr. Sub. Notes
      9.25%, 11/01/05            125        132,813

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                               PAR
                               (000)          VALUE
---------------------------------------------------
    Diamond Holdings PLC
      Sr. Notes 144A
      9.125%, 02/01/08        $  200    $   205,000
    e. spire Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      10.501%, 11/01/05          125        105,000
    Flag Ltd.
      Sr. Notes 144A
      8.25%, 01/30/08             50         51,000
    HighwayMaster
      Communications, Inc.
      Sr. Notes Cl-B
      13.75%, 09/15/05            50         52,500
    ICG Holdings, Inc.
      Co. Guarantee Notes
      [STEP]
      9.644%, 03/15/07           200        146,000
    Intermedia
      Communications of
      Florida, Inc.
      Sr. Disc. Notes [STEP]
      9.733%, 05/15/06           100         82,000
    Intermedia
      Communications, Inc.
      Sr. Disc. Notes Cl-B
      [STEP]
      8.973%, 07/15/07           100         74,000
    Intermedia
      Communications, Inc.
      Sr. Notes Cl-B
      8.875%, 11/01/07            50         51,750
    IXC Communications, Inc.
      Sr. Sub. Notes 144A
      9.00%, 04/15/08            100        100,750
    Lenfest Communications,
      Inc. Sr. Notes
      8.375%, 11/01/05           100        104,625
    Level 3 Communications,
      Inc. Sr. Notes 144A
      9.125%, 05/01/08           400        397,000
    McLeodUSA, Inc.
      Sr. Disc. Notes [STEP]
      10.249%, 03/01/07          200        151,000
    McLeodUSA, Inc.
      Sr. Notes 144A
      8.375%, 03/15/08            50         51,000
    MetroNet Communications
      Corp. Sr. Disc. Notes
      [STEP]
      10.75%, 11/01/07            75         51,000
    Millicom International
      Cellular SA
      Sr. Disc. Notes [STEP]
      10.761%, 06/01/06          200        157,500
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      10.025%, 09/15/07          325        220,188

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP] 144A
      10.189%, 02/15/08       $  300    $   194,250
    Nextel International,
      Inc.
      Sr. Disc. Notes
      [STEP] 144A
      12.125%, 04/15/08           50         31,000
    NEXTLINK Communications,
      Inc.
      Sr. Notes 144A
      9.00%, 03/15/08            150        153,938
    NTL, Inc.
      Sr. Notes Cl-B [STEP]
      10.016%, 10/15/03           75         73,500
      9.743%, 02/01/06           125        101,563
    NTL, Inc.
      Sr. Notes [STEP] 144A
      9.77%, 04/01/08            225        144,000
    Paging Network, Inc.
      Sr. Sub. Notes
      10.00%, 10/15/08           175        183,313
    Pathnet, Inc.
      Units 144A
      12.25%, 04/15/08           100        102,000
    Pegasus Communications
      Corp. Sr. Notes Cl-B
      9.625%, 10/15/05           125        131,250
    Qwest Communications
      International, Inc.
      Sr. Disc. Notes [STEP]
      8.485%, 10/15/07           175        126,000
    Qwest Communications
      International, Inc.
      Sr. Notes Cl-B
      10.875%, 04/01/07           50         57,500
    Rogers Cablesystems of
      America, Inc.
      Sr. Notes Cl-B
      10.00%, 03/15/05           125        138,125
    Rogers Cantel, Inc.
      Sr. Sub. Notes
      8.80%, 10/01/07            100        100,000
    Sitel Corp.
      Sr. Sub. Notes 144A
      9.25%, 03/15/06            100        103,000
    Teleport Communications
      Group, Inc.
      Sr. Disc. Notes [STEP]
      8.932%, 07/01/07           175        150,937
    Telesystem International
      Wireless, Inc.
      Sr. Disc. Notes Cl-B
      [STEP]
      10.993%, 06/30/07          125         87,344

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Telesystem International
      Wireless, Inc.
      Sr. Disc. Notes Cl-C
      [STEP]
      10.351%, 11/01/07       $   75    $    48,188
    Telewest Communications
      PLC Debs. [STEP]
      10.263%, 10/01/07          275        224,813
    Teligent, Inc.
      Sr. Notes
      11.50%, 12/01/07           175        183,313
    Triton Communications
      LLC Sr. Disc. Notes
      [STEP] 144A
      11.00%, 05/01/08           175        104,344
    United International
      Holdings, Inc.
      Sr. Disc. Notes Cl-B
      [STEP]
      10.643%, 02/15/08          150         95,625
    Viacom, Inc.
      Sub. Debs.
      8.00%, 07/07/06            400        409,500
    Viatel, Inc.
      Units 144A
      11.25%, 04/15/08            75         79,875
    Viatel, Inc.
      Units [STEP] 144A
      11.473%, 04/15/08           50         30,750
                                        -----------
                                          5,734,285
                                        -----------
  TRANSPORTATION -- 5.4%
    Allied Holdings, Inc.
      Notes Cl-B
      8.625%, 10/01/07           150        153,375
    Ameritruck Distribution
      Corp. Sr. Sub. Notes
      12.25%, 11/15/05            50         45,250
    Chemical Leaman Corp.
      Sr. Notes
      10.375%, 06/15/05          200        213,000
    Gearbulk Holding Ltd.
      Sr. Notes
      11.25%, 12/01/04           150        164,062
    Holt Group
      Sr. Notes 144A
      9.75%, 01/15/06            100        101,750
    Oshkosh Truck Corp.
      Sr. Sub. Notes 144A
      8.75%, 03/01/08            100        100,500
    Stena AB
      Sr. Notes
      10.50%, 12/15/05           150        163,875
      8.75%, 06/15/07            100        101,250
                                        -----------
                                          1,043,062
                                        -----------

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
  UTILITIES -- 1.2%
    El Paso Electric Co.
      First Mtge. Cl-E
      9.40%, 05/01/11         $  150    $   171,501
    International Utility
      Structures, Inc.
      Sr. Sub. Notes 144A
      10.75%, 02/01/08            50         52,125
                                        -----------
                                            223,626
                                        -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $17,909,617)                     18,038,751
                                        -----------
                              SHARES
                              ------
COMMON STOCK -- 0.0%
  TELECOMMUNICATIONS
    HighwayMaster
    Communications, Inc.
    Warrants*
  (Cost $50)                      50            500
                                        -----------
PREFERRED STOCK -- 1.9%
  FOOD -- 0.3%
    Nebco Evans Holding Co.
      11.25% [PIK] 144A          550         56,925
                                        -----------
  HEALTHCARE SERVICES -- 0.3%
    River Holding Corp.
      11.50% [PIK] 144A          500         50,875
                                        -----------
  PRINTING & PUBLISHING -- 1.2%
    Primedia, Inc.
      Cl-F $9.20               2,250        230,625
                                        -----------
  TELECOMMUNICATIONS -- 0.1%
    Nextel Communications,
      Inc.
      11.125% [PIK] 144A          25         26,888
                                        -----------
TOTAL PREFERRED STOCK
  (Cost $357,906)                           365,313
                                        -----------
                               PAR
                              (000)
                              ------
REPURCHASE AGREEMENTS -- 4.7%
  Greenwich Capital Markets,
    Inc., 5.40%, dated
    04/30/98, maturing
    05/01/98, repurchase
    price $910,137
    (Collateralized by U.S.
    Treasury Notes, par
    value $923,000, market
    value $928,829, due
    02/15/99)
  (Cost $910,000)             $  910        910,000
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.3%
    Temporary Investment
      Cash Fund               31,362    $    31,362
    Temporary Investment
      Fund                    31,362         31,362
                                        -----------
  (Cost $62,724)                             62,724
                                        -----------
TOTAL INVESTMENTS -- 100.3%
  (Cost $19,240,297)                     19,377,288
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)                          (60,533)
                                        -----------
NET ASSETS -- 100.0%                    $19,316,755
                                        ===========

---------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 31.2% of net assets.

See Notes to Financial Statements.

ASAF ROBERTSON STEPHENS
VALUE + GROWTH FUND

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
COMMON STOCK -- 86.6%
  BUSINESS SERVICES -- 1.4%
    Robert Half
      International, Inc.*      1,920    $  103,920
                                         ----------
  COMPUTER HARDWARE -- 1.7%
    Compaq Computer Corp.       4,460       125,159
                                         ----------
  COMPUTER SERVICES & SOFTWARE -- 5.5%
    Cadence Design
      Systems, Inc.*            1,415        51,382
    CompUSA, Inc.*              5,580       103,579
    Ingram Micro, Inc. Cl-A*    1,300        59,312
    Microsoft Corp.*            1,955       176,194
    Technology Solutions
      Co.*                        800        25,700
                                         ----------
                                            416,167
                                         ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 15.9%
    Applied Materials, Inc.*    6,490       234,451
    General Electric Co.        2,300       195,787
    LSI Logic Corp.*            2,615        70,932
    Novellus System, Inc.*      3,540       169,477
    Tech Data Corp.*            2,955       147,381
    Teradyne, Inc.*             4,425       161,512
    Texas Instruments, Inc.     3,400       217,812
                                         ----------
                                          1,197,352
                                         ----------
  ENTERTAINMENT & LEISURE -- 1.7%
    Time Warner, Inc.           1,595       125,207
                                         ----------
  FINANCIAL -- BANK & TRUST -- 1.7%
    Chase Manhattan Corp.         915       126,785
                                         ----------
  FINANCIAL SERVICES --10.0%
    Ahmanson, (H.F.) & Co.      2,675       203,969
    Franklin Resources, Inc.    2,280       121,980
    Household International,
      Inc.                        950       124,866
    Merrill Lynch & Co.,
      Inc.                      2,828       248,157
    Providian Financial
      Corp.                       980        58,984
                                         ----------
                                            757,956
                                         ----------
  FOOD -- 3.0%
    Kroger Co.*                 2,340        97,988
    Safeway, Inc.*              3,425       131,006
                                         ----------
                                            228,994
                                         ----------
  HEALTHCARE SERVICES -- 8.2%
    Access Health, Inc.*        1,635        55,181
    Health Management
      Associates, Inc. Cl-A*    2,858        90,027
    Omnicare, Inc.              2,025        69,356
    United Healthcare Corp.     2,520       177,030
    Universal Health
      Services, Inc.*           1,700        98,044
    Wellpoint Health
      Networks, Inc.*           1,770       127,661
                                         ----------
                                            617,299
                                         ----------

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
  INSURANCE -- 3.3%
    The Equitable Companies,
      Inc.                      1,650    $  101,269
    Travelers Group, Inc.       2,450       149,909
                                         ----------
                                            251,178
                                         ----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
    HBO & Co.                   3,505       209,643
                                         ----------
  OFFICE EQUIPMENT -- 1.3%
    Staples, Inc.*              3,985        98,380
                                         ----------
  PHARMACEUTICALS -- 11.0%
    Cardinal Health, Inc.       1,770       170,363
    Lilly, (Eli) & Co.          3,755       261,207
    McKesson Corp.              2,655       187,675
    Merck & Co., Inc.           1,765       212,683
                                         ----------
                                            831,928
                                         ----------
  RETAIL & MERCHANDISING -- 11.2%
    Costco Companies, Inc.*     2,550       142,481
    CVS Corp.                   2,305       169,994
    Dayton-Hudson Corp.         1,790       156,289
    Gap, Inc.                   3,320       170,773
    Starbucks Corp.*            2,495       120,072
    Walgreen Co.                2,550        87,975
                                         ----------
                                            847,584
                                         ----------
  SEMICONDUCTORS -- 5.7%
    Intel Corp.                 2,800       226,275
    Micron Technology, Inc.*    6,610       205,323
                                         ----------
                                            431,598
                                         ----------
  TELECOMMUNICATIONS -- 0.9%
    AirTouch Communications,
      Inc.*                       550        29,219
    WorldCom, Inc.*               925        39,573
                                         ----------
                                             68,792
                                         ----------
  TRANSPORTATION -- 1.3%
    FDX Corp.*                  1,485       100,980
                                         ----------
TOTAL COMMON STOCK
  (Cost $6,261,063)                       6,538,922
                                         ----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.7%
    Temporary Investment
      Cash Fund               290,321    $  290,321
    Temporary Investment
      Fund                    290,321       290,321
                                         ----------
  (Cost $580,642)                           580,642
                                         ----------
TOTAL INVESTMENTS -- 94.3%
  (Cost $6,841,705)                       7,119,564
OTHER ASSETS LESS LIABILITIES -- 5.7%       426,815
                                         ----------
NET ASSETS -- 100.0%                     $7,546,379
                                         ==========

-------------------------------------------------------

* Non-income producing securities.

See Notes to Financial Statements.

ASAF LORD ABBETT
GROWTH & INCOME FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
COMMON STOCK -- 85.4%
  AIRLINES -- 2.2%
    Delta Air Lines, Inc.       1,000    $  116,250
    US Airways Group, Inc.*     1,500       106,687
                                         ----------
                                            222,937
                                         ----------
  AUTOMOBILE MANUFACTURERS -- 0.9%
    General Motors Corp.        1,300        87,587
                                         ----------
  CHEMICALS -- 2.6%
    Dow Chemical Co.            1,000        96,687
    Du Pont, (E.I.) de
      Nemours & Co.             1,000        72,812
    Lyondell Petrochemical
      Co.                       1,500        49,312
    Rohm & Haas Co.               400        43,125
                                         ----------
                                            261,936
                                         ----------
  CLOTHING & APPAREL -- 1.8%
    Liz Claiborne, Inc.         2,500       122,969
    VF Corp.                    1,000        52,000
                                         ----------
                                            174,969
                                         ----------
  COMPUTER HARDWARE -- 5.9%
    Digital Equipment Corp.*    1,500        83,437
    EMC Corp.*                  2,500       115,312
    Hewlett-Packard Co.         1,800       135,562
    International Business
      Machines Corp.            1,600       185,400
    Seagate Technology,
      Inc.*                     2,500        66,719
                                         ----------
                                            586,430
                                         ----------
  COMPUTER SERVICES & SOFTWARE -- 1.2%
    Sun Microsystems, Inc.*     3,000       123,562
                                         ----------
  CONSUMER PRODUCTS & SERVICES -- 5.2%
    Corning, Inc.               1,500        60,000
    Crown Cork & Seal Co.,
      Inc.                      2,000       104,125
    Eastman Kodak Co.           1,000        72,187
    Fortune Brands, Inc.        3,000       110,625
    International Flavors &
      Fragrances, Inc.          2,000        97,875
    Whirlpool Corp.             1,000        72,000
                                         ----------
                                            516,812
                                         ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%
    Emerson Electric Co.        3,500       222,688
                                         ----------
  ENVIRONMENTAL SERVICES -- 0.7%
    USA Waste Services,
      Inc.*                     1,500        73,594
                                         ----------
  FINANCIAL -- BANK & TRUST -- 7.4%
    Banc One Corp.              2,500       147,031
    BankAmerica Corp.           1,000        85,000
    BankBoston Corp.              500        53,969

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
    Bankers Trust Corp.           400    $   51,650
    Chase Manhattan Corp.         800       110,850
    Comerica, Inc.                300        20,081
    First Chicago NBD Corp.       600        55,725
    First Union Corp.           2,000       120,750
    Mellon Bank Corp.           1,300        93,600
                                         ----------
                                            738,656
                                         ----------
  FINANCIAL SERVICES -- 3.6%
    Morgan Stanley, Dean
      Witter & Co.              2,700       212,963
    Providian Financial
      Corp.                     1,000        60,188
    Washington Mutual, Inc.     1,200        84,075
                                         ----------
                                            357,226
                                         ----------
  FOOD -- 6.6%
    Archer-Daniels-Midland
      Co.                       3,500        75,250
    Bestfoods, Inc.             1,600        87,800
    Conagra, Inc.               3,500       102,156
    Heinz, (H.J.) Co.           3,500       190,750
    Ralston Purina Group        1,000       106,000
    Sara Lee Corp.              1,500        89,344
                                         ----------
                                            651,300
                                         ----------
  HEALTHCARE SERVICES -- 0.6%
    United Healthcare Corp.       800        56,200
                                         ----------
  INSURANCE -- 10.0%
    Allstate Corp.              1,200       115,500
    American General Corp.      3,000       199,875
    Chubb Corp.                 2,500       197,344
    CIGNA Corp.                   300        62,081
    Jefferson-Pilot Corp.       1,800       105,638
    Progressive Corp.             500        67,719
    St. Paul Companies, Inc.    1,500       127,125
    Transamerica Corp.          1,000       115,500
                                         ----------
                                            990,782
                                         ----------
  MACHINERY & EQUIPMENT -- 2.1%
    Deere & Co.                 3,500       204,531
                                         ----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Baxter International,
      Inc.                      3,500       194,031
                                         ----------
  OIL & GAS -- 7.3%
    British Petroleum Co.
      PLC [ADR]                 1,500       141,750
    Chevron Corp.                 500        41,344
    Coastal Corp.               1,200        85,725
    ENI Co. SPA [ADR]           2,000       132,250
    Mobil Corp.                 2,000       158,000
    Occidental Petroleum
      Corp.                     3,500       103,031
    Sonat, Inc.                 1,500        66,563
                                         ----------
                                            728,663
                                         ----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
PAPER & FOREST PRODUCTS -- 4.5%
    Bowater, Inc.               1,700    $   95,094
    Fort James Corp.            3,000       148,875
    Georgia Pacific Group         500        38,594
    Georgia Pacific Timber
      Group                     2,000        51,250
    Kimberly-Clark Corp.        2,300       116,725
                                         ----------
                                            450,538
                                         ----------
  PHARMACEUTICALS -- 2.4%
    American Home Products
      Corp.                     1,200       111,750
    SmithKline Beecham PLC
      [ADR]                     1,100        65,519
    Warner-Lambert Co.            300        56,756
                                         ----------
                                            234,025
                                         ----------
  PRINTING & PUBLISHING -- 0.7%
    Dow Jones & Co., Inc.       1,500        73,031
                                         ----------
  RETAIL & MERCHANDISING -- 4.5%
    May Department Stores
      Co.                       2,500       154,219
    Penney, (J.C.) Co., Inc.    1,500       106,594
    Toys 'R' Us, Inc.*          2,000        55,125
    Wal-Mart Stores, Inc.       2,500       126,406
                                         ----------
                                            442,344
                                         ----------
  TELECOMMUNICATIONS -- 5.3%
    AT&T Corp.                  2,500       150,156
    Bell Atlantic Corp.         1,500       140,344
    SBC Communications, Inc.    3,000       124,313
    WorldCom, Inc.*             2,500       106,953
                                         ----------
                                            521,766
                                         ----------

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
  UTILITIES -- 5.7%
    Baltimore Gas & Electric
      Co.                       2,500    $   78,750
    Carolina Power & Light
      Co.                       3,000       129,188
    Cinergy Corp.               2,000        69,750
    Duke Energy Corp.           2,000       115,750
    FirstEnergy Corp.           3,500       105,875
    FPL Group, Inc.             1,000        62,063
                                         ----------
                                            561,376
                                         ----------
TOTAL COMMON STOCK
  (Cost $8,191,929)                       8,474,984
                                         ----------
PREFERRED STOCK -- 2.3%
  INSURANCE -- 1.6%
    Aetna, Inc. Cl-C 6.25%
      [CVT]                     2,000       157,000
                                         ----------
  UTILITIES -- 0.7%
    Houston Industries, Inc.
      7.00% [CVT]               1,000        69,375
                                         ----------
TOTAL PREFERRED STOCK
  (Cost $226,640)                           226,375
                                         ----------
SHORT-TERM INVESTMENTS -- 5.2%
    Temporary Investment
      Cash Fund               258,412       258,412
    Temporary Investment
      Fund                    258,412       258,412
                                         ----------
  (Cost $516,824)                           516,824
                                         ----------
TOTAL INVESTMENTS -- 92.9%
  (Cost $8,935,393)                       9,218,183
OTHER ASSETS LESS LIABILITIES -- 7.1%       710,495
                                         ----------
NET ASSETS -- 100.0%                     $9,928,678
                                         ==========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

See Notes to Financial Statements.

ASAF JANUS
OVERSEAS GROWTH FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
FOREIGN STOCK -- 79.1%
  ARGENTINA -- 0.4%
    Telefonica de Argentina
      SA Cl-B [ADR]               725    $   27,958
                                         ----------
  AUSTRALIA -- 0.0%
    Brambles Industries Ltd.       89         1,834
                                         ----------
  AUSTRIA -- 1.4%
    Bank Austria AG             1,320       102,020
    Erste Bank Der
      Oesterreichischen
      Sparkassen AG*              257        16,566
                                         ----------
                                            118,586
                                         ----------
  BRAZIL -- 1.6%
    Companhia Cervejaria
      Brahma [ADR]                410         5,407
    Telebras SA [ADR]           1,003       122,178
                                         ----------
                                            127,585
                                         ----------
  CANADA -- 0.2%
    Newcourt Credit Group,
      Inc.                        400        19,650
                                         ----------
  CHILE -- 0.0%
    Embotelladora Andina SA
      Cl-B [ADR]                   27           547
                                         ----------
  DENMARK -- 1.8%
    BG Bank AS                    217        12,684
    Novo Nordisk AS Cl-B          319        51,743
    Ratin AS Cl-B                 396        76,096
    SAS Danmark AS                258         4,600
    Unidanmark AS Cl-A             66         5,546
                                         ----------
                                            150,669
                                         ----------
  FINLAND -- 3.9%
    Merita PLC Cl-A             2,948        19,750
    Nokia Corp. AB Cl-A         1,064        71,479
    Nokia Corp. AB Cl-A
      [ADR]                       305        20,397
    Pohjola Insurance Co.         481        26,663
    Raision Tehtaat Oy            226        43,349
    Sampo Insurance Co. Ltd.
      Cl-A                      1,515        68,407
    Tieto Corp. Cl-B              404        74,154
                                         ----------
                                            324,199
                                         ----------
  FRANCE -- 5.7%
    AXA SA                        146        17,129
    Axime SA*                      58         9,686
    Cap Gemini SA                 977       126,798
    Cap Gemini SA (New)*           76         9,819
    Compagnie Francaise
      d'Etudes et de
      Construction Technip        100        12,696
    Credit Commercial de
      France                      460        36,691
    Dassault Systemes SA
      [ADR]*                       20           773

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
    Dexia France SA               119    $   14,396
    Groupe des Assurances
      Nationales*                 206         5,864
    Lagardere S.C.A.               20           764
    Renault SA*                 1,821        84,427
    Rhone-Poulenc Cl-A            306        14,955
    Sanofi SA                     145        17,565
    Societe Nationale Elf
      Aquitaine SA                608        79,716
    Synthelabo                     79        11,881
    Total SA Cl-B                 250        29,704
                                         ----------
                                            472,864
                                         ----------
  GERMANY -- 8.2%
    Adidas-Salomon AG              49         8,110
    Allianz AG                     29         8,961
    BASF AG                       242        10,789
    Bayer AG                      205         9,139
    Bayerische Motoren Werke
      AG                           17        18,757
    Deutsche Bank AG              661        51,274
    Deutsche Lufthansa AG         490        11,455
    Deutsche Pfandbrief &
      Hypothekenbank AG           312        24,115
    Dresdner Bank AG              308        16,734
    Ergo Versicherungs
      Gruppe AG                   303        57,493
    Hoechst AG                    342        13,779
    Mannesmann AG                 194       152,865
    Marschollek,
      Lautenschlaeger und
      Partner AG                   11         4,187
    Marschollek,
      Lautenschlaeger und
      Partner AG Non-Voting
      Pfd.                         80        31,162
    Merck KGaA                    467        18,087
    Muenchener
      Rueckversicherung AG         16         7,383
    Porsche AG Pfd.                56       141,365
    Preussag AG                    58        20,039
    Schering AG                   480        51,544
    Volkswagen AG                  30        23,931
                                         ----------
                                            681,169
                                         ----------
  GREECE -- 0.1%
    Hellenic
      Telecommunication
      Organization SA             369        10,561
                                         ----------
  HONG KONG -- 1.2%
    China Light & Power Co.
      Ltd.                      4,000        19,210
    China Telecom Ltd.         28,000        53,137
    Citic Pacific Ltd.          5,000        15,363
    First Pacific Co. Ltd.     19,000         9,137
    Swire Pacific Ltd. Cl-A       500         2,498
                                         ----------
                                             99,345
                                         ----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
  IRELAND -- 1.1%
    Elan Corp. PLC [ADR]*         826    $   51,315
    Ryanair Holdings PLC
      [ADR]*                      700        26,863
    Saville Systems PLC
      [ADR]*                      180         8,977
                                         ----------
                                             87,155
                                         ----------
  ITALY -- 5.0%
    Aeroporti di Roma SPA       3,273        45,808
    Assicurazioni Generali      1,556        46,804
    Banca Commerciale Italia
      NA SPA                   13,549        68,512
    Banca di Roma*             30,733        56,629
    Banca Fideuram SPA            689         4,452
    Credito Italiano SPA        1,917        10,072
    Telecom Italia Mobile
      SPA                      23,879       136,109
    Telecom Italia SPA          6,762        50,564
                                         ----------
                                            418,950
                                         ----------
  JAPAN -- 2.1%
    Advantest Corp.                10           674
    Fujisawa Pharmaceutical
      Co. Ltd.                  1,000         9,756
    Nippon Telegraph &
      Telephone Corp.              11        96,572
    Sony Corp.                    500        41,663
    Takeda Chemical
      Industries Ltd.           1,000        28,608
                                         ----------
                                            177,273
                                         ----------
  KOREA -- 0.1%
    Samsung Electronics Co.
      [GDR]                       245         6,860
                                         ----------
  MEXICO -- 0.9%
    Fomento Economico
      Mexicano SA Cl-B            600         4,622
    Grupo Casa Autrey SA de
      CV [ADR]                    150         1,988
    Grupo Televisa SA [GDR]*      130         5,330
    Panamerican Beverages,
      Inc. Cl-A                 1,200        47,850
    Telefonos de Mexico SA
      Cl-L [ADR]                  265        15,006
                                         ----------
                                             74,796
                                         ----------
  NETHERLANDS -- 11.2%
    AKZO Nobel NV                 450        91,536
    ASM Lithography Holding
      NV*                         685        62,763
    Cap Gemini NV                  92         5,988
    Getronics NV                1,501        66,414
    Hagemeyer NV                  330        15,761
    ING Groep NV                2,260       146,863
    Koninklijke Ahold NV        1,923        59,960
    Koninklijke Ahrend Groep
      NV                          481        16,878
    Koninklijke Numico NV         101         3,374
    Ordina NV*                  2,084        48,889

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
    Royal Philips
      Electronics NV            1,140    $  100,430
    Royal Philips
      Electronics NV [ADR]      1,447       130,230
    Simac Techniek NV             215        37,669
    Wolters Kluwer NV           1,099       143,650
                                         ----------
                                            930,405
                                         ----------
  NORWAY -- 2.1%
    Elektronisk
      Databehandling ASA        6,272        28,172
    Merkantildata ASA             159         9,338
    NCL Holdings ASA*          23,350       112,397
    SAS Norge ASA Cl-B            259         4,324
    Sparebanken ASA               625        21,621
                                         ----------
                                            175,852
                                         ----------
  PORTUGAL -- 0.5%
    Portugal Telecom SA           416        21,830
    Telecel-Comunicacaoes
      Pessoais SA*                102        17,578
                                         ----------
                                             39,408
                                         ----------
  RUSSIA -- 0.0%
    Lukoil Holding [ADR]           50         3,313
    Mosenergo [ADR] 144A*          20           707
                                         ----------
                                              4,020
                                         ----------
  SPAIN -- 1.3%
    Banco Central
      Hispanoamericano SA         342        11,376
    Banco Central
      Hispanoamericano SA
      (New)*                       28           931
    Corporacion Bancaria de
      Espana SA                   833        69,410
    Tabacalera SA Cl-A            517        11,126
    Tele Pizza SA*                100        13,319
    Telefonica de Espana SA        94         3,922
    Telefonica de Espana SA
      Rights*                      94            73
    Telefonica SA Rights*         125           281
                                         ----------
                                            110,438
                                         ----------
  SWEDEN -- 7.0%
    Assa Abloy AB Cl-B          2,041        71,209
    Astra AB Cl-A               2,918        59,953
    Electrolux AB Cl-B          1,249       116,204
    Ericsson, (L.M.)
      Telephone Co. [ADR]         200        10,288
    Ericsson, (L.M.)
      Telephone Co. Cl-B          462        24,357
    Investor AB Cl-B            1,021        57,654
    Modern Times Group MTG
      AB*                       2,300        21,993
    Ortivus AB Cl-B*              248         4,102
    Prosolvia AB Cl-B 144A*        30           694
    SAS Sverige AB                316         5,022
    Securitas AB Cl-B           3,527       129,890

ASAF JANUS
OVERSEAS GROWTH FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
    Skandinaviska Enskilda
      Banken                    1,285    $   21,420
    WM-Data AB Cl-B             1,883        56,693
                                         ----------
                                            579,479
                                         ----------
  SWITZERLAND -- 7.3%
    Ares-Serono Group               7        10,034
    Credit Suisse Group            89        19,581
    Julius Baer Holdings AG
      Cl-B                          3         8,280
    Kuoni Reisen AG                20       107,338
    Novartis AG                    96       158,726
    Roche Holding AG                2        20,274
    Schweizerische
     Lebensversicherungs-Und
      Rentenanstalt               136       115,061
    Union Bank of
      Switzerland                 104       167,516
                                         ----------
                                            606,810
                                         ----------
  UNITED KINGDOM -- 16.0%
    Aegis Group PLC           103,251       158,824
    Amvescap PLC                6,146        67,514
    ARM Holdings PLC [ADR]*       150         6,056
    Barclays PLC                  185         5,336
    Capita Group PLC            2,985        25,079
    COLT Telecom Group PLC*       376         8,110
    Compass Group PLC             911        15,765
    ECsoft Group PLC [ADR]*        85         2,550
    Electrocomponents PLC       5,269        51,228
    Energis PLC*                5,212        57,515
    Freepages Group PLC*        2,265         1,382
    Hays PLC                    1,140        19,337
    HSBC Holdings PLC           1,977        62,375
    Imperial Chemical
      Industries PLC            1,361        24,713
    JBA Holdings PLC              491         4,515
    Lloyds TSB Group PLC        6,290        94,178
    Logica PLC                  1,894        49,955
    Misys PLC                     195         9,325
    National Westminster
      Bank PLC                  1,722        34,462
    Rentokil Initial PLC       23,053       148,492
    Royal & Sun Alliance
      Insurance Group PLC       1,637        18,283

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
    Schroders PLC                 157    $    7,699
    Select Appointments
      Holdings PLC              4,125       111,891
    SEMA Group PLC              1,835        66,363
    Siebe PLC                   5,550       123,975
    SmithKline Beecham PLC
      [ADR]                     1,000        59,563
    Standard Chartered PLC      2,423        37,109
    Tomkins PLC                 3,104        18,268
    Wetherspoon, (J.D.) PLC        29           156
    Williams PLC                1,558        11,957
    WPP Group PLC               4,421        28,052
                                         ----------
                                          1,330,027
                                         ----------
TOTAL FOREIGN STOCK
  (Cost $6,378,513)                       6,576,440
                                         ----------
COMMON STOCK -- 1.5%
  TELECOMMUNICATIONS
    Cellular Communications
      International, Inc.*        645        28,380
    Global TeleSystems
      Group, Inc.*              1,576        74,072
    Millicom International
      Cellular SA*                555        21,714
                                         ----------
  (Cost $111,379)                           124,166
                                         ----------
                                PAR
                               (000)
                              -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.4%
    Federal Home Loan
      Mortgage Corp. Disc.
      Notes
      5.45%, 05/01/98
  (Cost $1,200,000)            $1,200     1,200,000
                                         ----------
TOTAL INVESTMENTS -- 95.0%
  (Cost $7,689,892)                       7,900,606
OTHER ASSETS LESS LIABILITIES -- 5.0%       413,691
                                         ----------
NET ASSETS -- 100.0%                     $8,314,297
                                         ==========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------
Foreign currency exchange contracts outstanding at April 30, 1998:

                                                                 UNREALIZED
SETTLEMENT           CONTRACTS TO    IN EXCHANGE   CONTRACTS    APPRECIATION
MONTH        TYPE      RECEIVE           FOR       AT VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------
05/98        Buy     AUD     2,828    $  1,834     $  1,844        $  10
05/98        Buy     DEM     5,605       3,123        3,125            2
05/98        Buy     ESP 1,656,985      10,885       10,872          (13)
05/98        Buy     FRF   198,890      33,097       33,130           33
05/98        Buy     GBP    89,136     149,090      149,012          (78)
10/98        Buy     JPY 3,000,000      23,689       23,265         (424)
                                      --------     --------        -----
                                      $221,718     $221,248        $(470)
                                      ========     ========        =====

                                                                   UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE   CONTRACTS     APPRECIATION
MONTH        TYPE       DELIVER           FOR        AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------
05/98        Sell    CHF      3,778   $    2,530    $    2,520      $     10
07/98        Sell    CHF     85,000       57,654        57,263           391
10/98        Sell    CHF     90,000       60,032        61,166        (1,134)
07/98        Sell    DEM    200,000      109,622       112,528        (2,906)
10/98        Sell    DEM     40,000       22,345        22,410           (65)
05/98        Sell    DKK        729          107           107            --
05/98        Sell    FIM    160,018       29,408        29,385            23
07/98        Sell    FRF    175,000       29,169        29,245           (76)
10/98        Sell    FRF    600,000       98,050       100,685        (2,635)
05/98        Sell    GBP     52,669       87,957        88,045           (88)
08/98        Sell    GBP     35,000       57,981        58,275          (294)
10/98        Sell    GBP    155,000      255,889       257,475        (1,586)
05/98        Sell    ITL 63,349,708       35,727        35,759           (32)
10/98        Sell    JPY 15,000,000      115,070       116,322        (1,252)
11/98        Sell    JPY  5,000,000       39,582        39,010           572
07/98        Sell    NLG    125,000       62,078        62,066            12
10/98        Sell    NLG    325,000      158,243       162,286        (4,043)
05/98        Sell    NOK      2,357          316           316            --
05/98        Sell    SEK    575,000       72,120        74,727        (2,607)
                                      ----------    ----------      --------
                                      $1,293,880    $1,309,590      $(15,710)
                                      ==========    ==========      ========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.02% of net assets.

DEFINITION OF ABBREVIATIONS

--------------------------------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
CVT   --   Convertible Security
GDR   --   Global Depositary Receipt
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)

COUNTRIES/CURRENCIES:
AUD   --   Australia/Australian Dollar
CAD   --   Canada/Canadian Dollar
CHF   --   Switzerland/Swiss Franc
DEM   --   Germany/German Deutschemark
DKK   --   Denmark/Danish Krone
ESP   --   Spain/Spanish Peseta
FIM   --   Finland/Finnish Markka
FRF   --   France/French Franc
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar
ITL   --   Italy/Italian Lira
JPY   --   Japan/Japanese Yen
NLG   --   Netherlands/Netherland Guilder
NOK   --   Norway/Norwegian Krone
SEK   --   Sweden/Swedish Krona

See Notes to Financial Statements.

APRIL 30, 1998
(UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                          ASAF FOUNDERS
                                          INTERNATIONAL    ASAF FOUNDERS    ASAF T. ROWE      ASAF AMERICAN
                                              SMALL            SMALL         PRICE SMALL    CENTURY STRATEGIC
                                          CAPITALIZATION   CAPITALIZATION   COMPANY VALUE       BALANCED
                                               FUND             FUND            FUND              FUND
                                          ==============   ==============   =============   =================
ASSETS:
  Investments in Securities at Value (A)    $3,028,506       $4,901,882      $23,405,899       $7,620,749
  Cash                                       1,088,480          668,832               --               --
  Receivable For:
    Securities Sold                                 --           12,636               --           41,559
    Dividends and Interest                       2,372            2,240            7,404           52,878
    Fund Shares Sold                            20,640           15,481          325,697          181,779
    Futures Variation Margin                        --               --           18,000               --
  Receivable from Investment Manager            21,386           19,804           22,492           23,332
  Deferred Organization Costs                   58,842           58,842           58,842           58,842
  Prepaid Expenses                              22,320           22,835           26,498           25,397
                                            ----------       ----------      -----------       ----------
       Total Assets                          4,242,546        5,702,552       23,864,832        8,004,536
                                            ----------       ----------      -----------       ----------
LIABILITIES:
  Cash Overdraft                                    --               --               39               --
  Net Payable for Forward Foreign
    Currency
    Exchange Contracts Purchased                 1,720               --               --               --
  Payable For:
    Securities Purchased                       739,783          183,524          485,200          137,079
    Fund Shares Redeemed                            --            4,257            8,479            5,232
    Distribution Fees                            2,156            3,793           15,797            5,452
    Accrued Expenses                            12,517           20,660           30,167           37,934
                                            ----------       ----------      -----------       ----------
       Total Liabilities                       756,176          212,234          539,682          185,697
                                            ----------       ----------      -----------       ----------
NET ASSETS                                  $3,486,370       $5,490,318      $23,325,150       $7,818,839
                                            ==========       ==========      ===========       ==========
COMPONENTS OF NET ASSETS
Capital Stock                               $      304       $      497      $     2,068       $      718
Additional Paid-In Capital                   3,191,591        5,143,352       22,190,236        7,434,596
Undistributed Net Investment Income
  (Loss)                                        (8,181)         (22,509)         (14,353)          16,363
Accumulated Net Realized Gain (Loss) on
  Investments                                   (1,357)          20,473           30,167          (76,645)
Net Unrealized Appreciation on
  Investments                                  304,013          348,505        1,117,032          443,807
                                            ----------       ----------      -----------       ----------
NET ASSETS                                  $3,486,370       $5,490,318      $23,325,150       $7,818,839
                                            ==========       ==========      ===========       ==========
(A) Investments at Cost                     $2,722,903       $4,553,377      $22,297,667       $7,176,942
                                            ==========       ==========      ===========       ==========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                          ASAF FOUNDERS
                                          INTERNATIONAL    ASAF FOUNDERS    ASAF T. ROWE      ASAF AMERICAN
                                              SMALL            SMALL         PRICE SMALL    CENTURY STRATEGIC
                                          CAPITALIZATION   CAPITALIZATION   COMPANY VALUE       BALANCED
                                               FUND             FUND            FUND              FUND
                                          ==============   ==============   =============   =================
NET ASSET VALUE:
  Class A: Net Assets                       $  495,133       $1,182,351      $3,778,595        $1,152,773
                                            ----------       ----------      ----------        ----------
           Shares Outstanding                   43,068          106,796         334,187           105,756
                                            ----------       ----------      ----------        ----------
           Net Asset Value and
             Redemption Price Per Share     $    11.50       $    11.07      $    11.31        $    10.90
                                            ==========       ==========      ==========        ==========
             Divided by (1 - Maximum
                Sales Charge)                       95%              95%             95%               95%
                                            ----------       ----------      ----------        ----------
           Offering Price Per Share*        $    12.11       $    11.65      $    11.91        $    11.47
                                            ==========       ==========      ==========        ==========
  Class B: Net Assets                       $1,180,523       $1,448,431      $7,984,508        $2,526,478
                                            ----------       ----------      ----------        ----------
           Shares Outstanding                  102,811          131,281         708,095           232,292
                                            ----------       ----------      ----------        ----------
           Net Asset Value, Offering and
              Redemption Price Per Share    $    11.48       $    11.03      $    11.28        $    10.88
                                            ==========       ==========      ==========        ==========
  Class C: Net Assets                       $  515,483       $  749,951      $3,530,494        $1,372,684
                                            ----------       ----------      ----------        ----------
           Shares Outstanding                   44,919           67,916         313,014           126,149
                                            ----------       ----------      ----------        ----------
           Net Asset Value, Offering and
              Redemption Price Per Share    $    11.48       $    11.04      $    11.28        $    10.88
                                            ==========       ==========      ==========        ==========
  Class X: Net Assets                       $1,295,231       $2,109,585      $8,031,553        $2,766,904
                                            ----------       ----------      ----------        ----------
           Shares Outstanding                  113,029          191,138         712,370           254,467
                                            ----------       ----------      ----------        ----------
           Net Asset Value, Offering and
              Redemption Price Per Share    $    11.46       $    11.04      $    11.27        $    10.87
                                            ==========       ==========      ==========        ==========

* On purchases of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

APRIL 30, 1998
(UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                   ASAF LORD
                                                                 ASAF ROBERTSON     ABBETT      ASAF JANUS
                                               ASAF FEDERATED       STEPHENS       GROWTH &      OVERSEAS
                                               HIGH YIELD BOND   VALUE + GROWTH     INCOME        GROWTH
                                                    FUND              FUND           FUND          FUND
                                               ===============   ==============   ===========   ==========
ASSETS:
  Investments in Securities at Value (A)         $19,377,288       $7,119,564     $ 9,218,183   $7,900,606
  Cash                                                 1,784          270,842         660,000       98,678
  Receivable For:
    Securities Sold                                  220,501               13              --      156,036
    Dividends and Interest                           300,314            3,700          11,764        9,758
    Fund Shares Sold                                 409,972          259,944         515,785      458,099
  Receivable from Investment Manager                  14,501               --              --           --
  Deferred Organization Costs                         58,842               --              --           --
  Prepaid Expenses                                    27,280           25,795          28,818       28,007
                                                 -----------       ----------     -----------   ----------
       Total Assets                               20,410,482        7,679,858      10,434,550    8,651,184
                                                 -----------       ----------     -----------   ----------
LIABILITIES:
  Payable to Investment Manager                           --           26,068          23,958       23,023
  Net Payable for Forward Foreign Currency
    Exchange Contracts Purchased                          --               --              --          470
  Net Payable for Forward Foreign Currency
    Exchange Contracts Sold                               --               --              --       15,710
  Payable For:
    Securities Purchased                             964,638           86,274         398,691      274,131
    Fund Shares Redeemed                              71,084               --          60,200          200
    Distribution Fees                                 13,593            4,826           5,823        4,729
    Accrued Expenses                                  28,317           16,311          17,200       18,624
    Accrued Dividends                                 16,095               --              --           --
                                                 -----------       ----------     -----------   ----------
       Total Liabilities                           1,093,727          133,479         505,872      336,887
                                                 -----------       ----------     -----------   ----------
NET ASSETS                                       $19,316,755       $7,546,379     $ 9,928,678   $8,314,297
                                                 ===========       ==========     ===========   ==========
COMPONENTS OF NET ASSETS
Capital Stock                                    $     1,885       $      661     $       892   $      753
Additional Paid-In Capital                        19,156,228        7,260,936       9,647,855    8,094,548
Undistributed Net Investment Income (Loss)               (80)         (14,156)            640       11,507
Accumulated Net Realized Gain (Loss) on
  Investments                                         21,731           21,079          (3,499)      13,090
Net Unrealized Appreciation on Investments           136,991          277,859         282,790      194,399
                                                 -----------       ----------     -----------   ----------
NET ASSETS                                       $19,316,755       $7,546,379     $ 9,928,678   $8,314,297
                                                 ===========       ==========     ===========   ==========
(A) Investments at Cost                          $19,240,297       $6,841,705     $ 8,935,393   $7,689,892
                                                 ===========       ==========     ===========   ==========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                      ASAF                       ASAF LORD
                                                   FEDERATED    ASAF ROBERTSON     ABBETT     ASAF JANUS
                                                   HIGH YIELD      STEPHENS       GROWTH &     OVERSEAS
                                                      BOND      VALUE + GROWTH     INCOME       GROWTH
                                                      FUND           FUND           FUND         FUND
                                                   ==========   ==============   ==========   ==========
NET ASSET VALUE:
  Class A: Net Assets                              $2,639,944     $1,121,316     $1,839,764   $1,450,816
                                                   ----------     ----------     ----------   ----------
           Shares Outstanding                         257,717         98,151        165,308      131,384
                                                   ----------     ----------     ----------   ----------
           Net Asset Value and Redemption
              Price Per Share                      $    10.24     $    11.42     $    11.13   $    11.04
                                                   ==========     ==========     ==========   ==========
             Divided by (1 - Maximum
                Sales Charge)                          95 3/4%            95%            95%          95%
                                                   ----------     ----------     ----------   ----------
           Offering Price Per Share*               $    10.69     $    12.02     $    11.72   $    11.62
                                                   ==========     ==========     ==========   ==========
  Class B: Net Assets                              $7,829,142     $2,917,882     $3,471,220   $2,344,294
                                                   ----------     ----------     ----------   ----------
           Shares Outstanding                         763,872        255,367        311,362      212,448
                                                   ----------     ----------     ----------   ----------
           Net Asset Value, Offering and
              Redemption Price Per Share           $    10.25     $    11.43     $    11.15   $    11.03
                                                   ==========     ==========     ==========   ==========
  Class C: Net Assets                              $3,262,398     $  886,165     $1,275,870   $1,742,887
                                                   ----------     ----------     ----------   ----------
           Shares Outstanding                         318,338         77,633        114,584      157,900
                                                   ----------     ----------     ----------   ----------
           Net Asset Value, Offering and
              Redemption Price Per Share           $    10.25     $    11.41     $    11.13   $    11.04
                                                   ==========     ==========     ==========   ==========
  Class X: Net Assets                              $5,585,271     $2,621,016     $3,341,824   $2,776,300
                                                   ----------     ----------     ----------   ----------
           Shares Outstanding                         545,200        229,716        300,245      251,853
                                                   ----------     ----------     ----------   ----------
           Net Asset Value, Offering and
              Redemption Price Per Share           $    10.24     $    11.41     $    11.13   $    11.02
                                                   ==========     ==========     ==========   ==========

* On purchases of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

APRIL 30, 1998
(UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                      ASAF T.
                                    ROWE PRICE                      ASAF INVESCO   ASAF TOTAL     ASAF JPM
                                   INTERNATIONAL     ASAF JANUS        EQUITY        RETURN        MONEY
                                      EQUITY       CAPITAL GROWTH      INCOME         BOND         MARKET
                                       FUND             FUND            FUND          FUND          FUND
                                   =============   ==============   ============   ===========   ==========
ASSETS:
  Investments in corresponding
    Portfolios of American
    Skandia Master Trust            $8,148,641      $42,224,985     $25,937,541    $11,235,594   $9,122,952
  Receivable for Investments Sold
    in Corresponding Portfolios
    of American Skandia Master
    Trust                                1,000            2,428          12,292          1,000       61,914
  Receivable for Fund Shares Sold      111,486          744,239         385,431        435,686      231,888
  Receivable from Investment
    Manager                             38,106           56,293          36,450         24,475           --
  Deferred Organization Costs           58,318           58,290          58,203         58,203       58,207
  Prepaid Expenses                      20,535           25,880          25,048         22,862       23,371
                                    ----------      -----------     -----------    -----------   ----------
       Total Assets                  8,378,086       43,112,115      26,454,965     11,777,820    9,498,332
                                    ----------      -----------     -----------    -----------   ----------
LIABILITIES:
  Payable for Investments
    Purchased in Corresponding
    Portfolios of American
    Skandia Master Trust               111,486          744,239         385,431        435,686      231,888
  Payable to Investment Manager             --               --              --             --        3,447
  Payable For:
    Fund Shares Redeemed                 1,000            2,428          12,292          1,000       61,914
    Distribution Fees                    5,699           27,745          17,887          7,699        6,522
    Accrued Expenses                    15,979           25,557          24,462         21,444       24,994
                                    ----------      -----------     -----------    -----------   ----------
       Total Liabilities               134,164          799,969         440,072        465,829      328,765
                                    ----------      -----------     -----------    -----------   ----------
NET ASSETS                          $8,243,922      $42,312,146     $26,014,893    $11,311,991   $9,169,567
                                    ==========      ===========     ===========    ===========   ==========
COMPONENTS OF NET ASSETS
Capital Stock                       $      802      $     3,381     $     2,176    $       778   $    9,170
Additional Paid-In Capital           7,662,616       37,103,571      24,267,354     11,281,859    9,161,075
Undistributed Net Investment
  Income (Loss)                         (4,807)         (46,452)         69,166         33,483           --
Accumulated Net Realized Gain
  (Loss) on Investments                (15,799)        (440,574)        364,061            353         (678)
Net Unrealized Appreciation
  (Depreciation) on Investments        601,110        5,692,220       1,312,136         (4,482)          --
                                    ----------      -----------     -----------    -----------   ----------
NET ASSETS                          $8,243,922      $42,312,146     $26,014,893    $11,311,991   $9,169,567
                                    ==========      ===========     ===========    ===========   ==========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                        ASAF T.
                                      ROWE PRICE                      ASAF INVESCO   ASAF TOTAL    ASAF JPM
                                     INTERNATIONAL     ASAF JANUS        EQUITY        RETURN       MONEY
                                        EQUITY       CAPITAL GROWTH      INCOME         BOND        MARKET
                                         FUND             FUND            FUND          FUND         FUND
                                     =============   ==============   ============   ==========   ==========
NET ASSET VALUE:
  Class A: Net Assets                 $1,265,106      $ 7,292,080      $4,375,955    $  956,121   $1,265,517
                                      ----------      -----------      ----------    ----------   ----------
           Shares Outstanding            125,552          531,302         366,401        91,476    1,265,577
                                      ----------      -----------      ----------    ----------   ----------
           Net Asset Value and
           Redemption Price Per
             Share                    $    10.08      $     13.72      $    11.94    $    10.45   $     1.00
                                      ==========      ===========      ==========    ==========   ==========
             Divided by
             (1 - Maximum
               Sales Charge)                  95%              95%             95%       95 3/4%          95%
                                      ----------      -----------      ----------    ----------   ----------
           Offering Price Per
             Share*                   $    10.61      $     14.44      $    12.57    $    10.91   $     1.05
                                      ==========      ===========      ==========    ==========   ==========
  Class B: Net Assets                 $1,884,468      $14,713,387      $8,678,921    $3,860,631   $1,427,864
                                      ----------      -----------      ----------    ----------   ----------
           Shares Outstanding            182,763        1,197,403         726,025       373,573    1,428,068
                                      ----------      -----------      ----------    ----------   ----------
           Net Asset Value,
             Offering and
             Redemption Price
             Per Share                $    10.31      $     12.29      $    11.95    $    10.33   $     1.00
                                      ==========      ===========      ==========    ==========   ==========
  Class C: Net Assets                 $1,875,928      $ 5,853,694      $3,661,385    $2,560,484   $1,752,439
                                      ----------      -----------      ----------    ----------   ----------
           Shares Outstanding            182,251          477,314         306,335       247,790    1,752,484
                                      ----------      -----------      ----------    ----------   ----------
           Net Asset Value,
             Offering and
             Redemption Price
             Per Share                $    10.29      $     12.26      $    11.95    $    10.33   $     1.00
                                      ==========      ===========      ==========    ==========   ==========
  Class X: Net Assets                 $3,218,420      $14,452,985      $9,298,632    $3,934,755   $4,723,747
                                      ----------      -----------      ----------    ----------   ----------
           Shares Outstanding            311,417        1,175,185         778,159       380,357    4,724,116
                                      ----------      -----------      ----------    ----------   ----------
           Net Asset Value,
             Offering and
             Redemption Price
             Per Share                $    10.33      $     12.30      $    11.95    $    10.34   $     1.00
                                      ==========      ===========      ==========    ==========   ==========

* On purchases of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                          ASAF FOUNDERS
                                          INTERNATIONAL    ASAF FOUNDERS    ASAF T. ROWE      ASAF AMERICAN
                                              SMALL            SMALL         PRICE SMALL    CENTURY STRATEGIC
                                          CAPITALIZATION   CAPITALIZATION   COMPANY VALUE       BALANCED
                                               FUND             FUND            FUND              FUND
                                          ==============   ==============   =============   =================
INVESTMENT INCOME:
  Interest                                   $  9,338         $  7,234       $   46,019         $ 51,641
  Dividends                                     3,435              390           69,120            9,055
  Foreign Taxes Withheld                         (402)              --              (31)              --
                                             --------         --------       ----------         --------
       Total Investment Income                 12,371            7,624          115,108           60,696
                                             --------         --------       ----------         --------
EXPENSES:
  Advisory Fees                                 8,915           12,983           55,354           18,174
  Shareholder Servicing Fees                   30,484           31,615           41,351           31,264
  Administration and Accounting Fees           25,876           25,876           25,876           25,876
  Custodian Fees                                5,111            3,912           20,172            4,768
  Distribution Fees -- Class A                    653            1,608            4,851            2,020
  Distribution Fees -- Class B                  2,413            4,672           20,634            6,402
  Distribution Fees -- Class C                  1,264            1,600            7,692            3,559
  Distribution Fees -- Class X                  3,122            4,941           17,325            6,193
  Professional Fees                             1,903            3,240           11,950            4,492
  Organization Costs                            5,677            5,773            5,805            5,773
  Directors' Fees                                 488              855            3,265            1,191
  Registration Fees                            17,473           18,791           21,743           19,135
  Printing Expenses                               709            1,193            4,325            1,655
  Miscellaneous Expenses                          630              537            1,249              544
                                             --------         --------       ----------         --------
       Total Expenses                         104,718          117,596          241,592          131,046
       Less: Reimbursement of Expenses
         by Investment Manager                (84,299)         (87,463)        (121,898)         (90,659)
                                             --------         --------       ----------         --------
       Net Expenses                            20,419           30,133          119,694           40,387
                                             --------         --------       ----------         --------
Net Investment Income (Loss)                   (8,048)         (22,509)          (4,586)          20,309
                                             --------         --------       ----------         --------

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                          ASAF FOUNDERS
                                          INTERNATIONAL    ASAF FOUNDERS    ASAF T. ROWE      ASAF AMERICAN
                                              SMALL            SMALL         PRICE SMALL    CENTURY STRATEGIC
                                          CAPITALIZATION   CAPITALIZATION   COMPANY VALUE       BALANCED
                                               FUND             FUND            FUND              FUND
                                          ==============   ==============   =============   =================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                  1,808           20,473           30,204          (75,635)
    Foreign Currency Transactions              (2,878)              --               --               --
                                             --------         --------       ----------         --------
  Net Realized Gain (Loss)                     (1,070)          20,473           30,204          (75,635)
                                             --------         --------       ----------         --------
  Net Change in Unrealized Appreciation
    on:
    Securities                                315,685          350,521        1,139,849          451,023
    Futures Contracts                              --               --            8,800               --
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                      (1,458)              --               --               --
                                             --------         --------       ----------         --------
  Net Change in Unrealized Appreciation       314,227          350,521        1,148,649          451,023
                                             --------         --------       ----------         --------
  Net Gain on Investments                     313,157          370,994        1,178,853          375,388
                                             --------         --------       ----------         --------
  Net Increase in Net Assets Resulting
    from Operations                          $305,109         $348,485       $1,174,267         $395,697
                                             ========         ========       ==========         ========

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                          ASAF ROBERTSON      ASAF LORD
                                        ASAF FEDERATED       STEPHENS          ABBETT          ASAF JANUS
                                        HIGH YIELD BOND   VALUE + GROWTH   GROWTH & INCOME   OVERSEAS GROWTH
                                             FUND            FUND(1)           FUND(1)           FUND(1)
                                        ===============   ==============   ===============   ===============
INVESTMENT INCOME:
  Interest                                 $448,946          $  3,767         $  5,275          $ 16,098
  Dividends                                   2,415             3,901           20,297            21,332
  Foreign Taxes Withheld                         --                --               --            (2,937)
                                           --------          --------         --------          --------
       Total Investment Income              451,361             7,668           25,572            34,493
                                           --------          --------         --------          --------
EXPENSES:
  Advisory Fees                              36,388            10,760           12,527            10,114
  Shareholder Servicing Fees                 34,012            13,396           13,748            13,427
  Administration and Accounting Fees         25,876             2,929            2,976             2,882
  Custodian Fees                              3,909             4,319            5,289             7,544
  Distribution Fees -- Class A                4,349               675            1,365               920
  Distribution Fees -- Class B               20,796             4,112            4,715             2,761
  Distribution Fees -- Class C                8,983               908            1,642             1,593
  Distribution Fees -- Class X               13,508             3,411            3,439             3,001
  Professional Fees                          11,648             1,420            1,814             1,291
  Organization Costs                          5,786                --               --                --
  Directors' Fees                             3,030               523              664               487
  Registration Fees                          21,118            20,210           17,616            17,449
  Printing Expenses                           4,320               339              442               283
  Miscellaneous Expenses                      1,704               338              363               596
                                           --------          --------         --------          --------
       Total Expenses                       195,427            63,340           66,600            62,348
       Less: Reimbursement of Expenses
                by Investment Manager       (95,808)          (40,538)         (39,163)          (38,443)
             Waiver of Fees by Investment
                Manager                          --              (978)          (2,505)             (919)
                                           --------          --------         --------          --------
       Net Expenses                          99,619            21,824           24,932            22,986
                                           --------          --------         --------          --------
Net Investment Income (Loss)                351,742           (14,156)             640            11,507
                                           --------          --------         --------          --------

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                          ASAF ROBERTSON      ASAF LORD
                                        ASAF FEDERATED       STEPHENS          ABBETT          ASAF JANUS
                                        HIGH YIELD BOND   VALUE + GROWTH   GROWTH & INCOME   OVERSEAS GROWTH
                                             FUND            FUND(1)           FUND(1)           FUND(1)
                                        ===============   ==============   ===============   ===============
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                               25,914            21,079           (3,499)           15,406
    Foreign Currency Transactions                --                --               --            (2,316)
                                           --------          --------         --------          --------
  Net Realized Gain (Loss)                   25,914            21,079           (3,499)           13,090
                                           --------          --------         --------          --------
  Net Change in Unrealized
    Appreciation on:
    Securities                              161,838           277,859          282,790           210,714
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                        --                --               --           (16,315)
                                           --------          --------         --------          --------
  Net Change in Unrealized
    Appreciation                            161,838           277,859          282,790           194,399
                                           --------          --------         --------          --------
  Net Gain on Investments                   187,752           298,938          279,291           207,489
                                           --------          --------         --------          --------
  Net Increase in Net Assets Resulting
    from Operations                        $539,494          $284,782         $279,931          $218,996
                                           ========          ========         ========          ========

(1) Commenced operations on December 31, 1997.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                            ASAF
                                        T. ROWE PRICE                    ASAF INVESCO   ASAF TOTAL   ASAF JPM
                                        INTERNATIONAL     ASAF JANUS        EQUITY        RETURN      MONEY
                                           EQUITY       CAPITAL GROWTH      INCOME         BOND       MARKET
                                            FUND             FUND            FUND          FUND        FUND
                                        =============   ==============   ============   ==========   ========
INVESTMENT INCOME:
  Investment Income from
    Corresponding Portfolios of
    American Skandia Master Trust:
    Interest                              $  11,419       $  105,045      $  128,105     $155,870    $144,516
    Dividends                                48,257           50,458          86,165           --          --
    Foreign Taxes Withheld                   (7,321)            (686)             --           --          --
                                          ---------       ----------      ----------     --------    --------
       Total Investment Income               52,355          154,817         214,270      155,870     144,516
       Expenses from Corresponding
         Portfolios of American
         Skandia Master Trust               (56,450)        (131,764)        (82,299)     (34,979)    (22,596)
                                          ---------       ----------      ----------     --------    --------
       Net Investment Income
         (Loss) from Corresponding
         Portfolios of American
         Skandia Master Trust                (4,095)          23,053         131,971      120,891     121,920
                                          ---------       ----------      ----------     --------    --------
EXPENSES:
    Shareholder Servicing Fees               34,701           49,250          39,975       30,838      30,515
    Administration and Accounting Fees       13,501           13,501          13,501       13,501          --
    Distribution Fees -- Class A              1,883            8,373           5,611        1,202       1,643
    Distribution Fees -- Class B              5,002           33,285          23,425        9,178       5,136
    Distribution Fees -- Class C              4,779           11,455           8,283        5,331       4,577
    Distribution Fees -- Class X              9,163           30,961          22,616        9,493      14,643
    Professional Fees                         3,147           11,264           8,413        3,287       3,915
    Organization Costs                        5,532            5,560           5,646        5,646       5,643
    Directors' Fees                           1,360            5,435           3,881        1,552       1,649
    Registration Fees                        18,695           23,698          22,585       20,217      19,949
    Printing Expenses                         1,982            6,972           5,269        2,059       2,486
    Miscellaneous Expenses                    2,944            2,003           1,683          681         644
                                          ---------       ----------      ----------     --------    --------
       Total Expenses                       102,689          201,757         160,888      102,985      90,800
                                          ---------       ----------      ----------     --------    --------
       Less: Reimbursement of
         Expenses by Investment
         Manager                           (101,977)        (138,493)       (114,431)     (88,717)    (59,752)
                                          ---------       ----------      ----------     --------    --------
Net Investment Income (Loss)                 (4,807)         (40,211)         85,514      106,623      90,872
                                          ---------       ----------      ----------     --------    --------

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                            ASAF
                                        T. ROWE PRICE                    ASAF INVESCO   ASAF TOTAL   ASAF JPM
                                        INTERNATIONAL     ASAF JANUS        EQUITY        RETURN      MONEY
                                           EQUITY       CAPITAL GROWTH      INCOME         BOND       MARKET
                                            FUND             FUND            FUND          FUND        FUND
                                        =============   ==============   ============   ==========   ========
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS FROM
  CORRESPONDING
  PORTFOLIOS OF AMERICAN
  SKANDIA MASTER TRUST:
  Net Realized Gain (Loss) on:
    Securities                             (14,640)         (401,292)        377,265          352        (678)
    Foreign Currency Transactions           (1,159)             (475)             --           --          --
                                          --------        ----------      ----------     --------    --------
  Net Realized Gain (Loss)                 (15,799)         (401,767)        377,265          352        (678)
                                          --------        ----------      ----------     --------    --------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                             665,649         5,760,784       1,300,881      (16,322)         --
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                      932                36              --           --          --
                                          --------        ----------      ----------     --------    --------
  Net Change in Unrealized
    Appreciation (Depreciation)            666,581         5,760,820       1,300,881      (16,322)         --
                                          --------        ----------      ----------     --------    --------
  Net Gain (Loss) on Investments           650,782         5,359,053       1,678,146      (15,970)       (678)
                                          --------        ----------      ----------     --------    --------
  Net Increase in Net Assets
    Resulting from Operations             $645,975        $5,318,842      $1,763,660     $ 90,653    $ 90,194
                                          ========        ==========      ==========     ========    ========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            ASAF FOUNDERS
                                            INTERNATIONAL                   ASAF FOUNDERS                   ASAF T. ROWE
                                                SMALL                           SMALL                        PRICE SMALL
                                           CAPITALIZATION                  CAPITALIZATION                   COMPANY VALUE
                                                FUND                            FUND                            FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                      SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                        ENDED        PERIOD ENDED       ENDED        PERIOD ENDED       ENDED        PERIOD ENDED
                                    APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,
                                     (UNAUDITED)       1997(1)       (UNAUDITED)       1997(1)       (UNAUDITED)       1997(1)
                                    ==============   ============   ==============   ============   ==============   ============
FROM OPERATIONS:
  Net Investment Income (Loss)        $   (8,048)      $    819       $  (22,509)      $ (1,017)     $    (4,586)     $      422
  Net Realized Gain (Loss) on
    Investments                           (1,070)          (287)          20,473             --           30,204             (37)
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments                          314,227        (10,214)         350,521         (2,016)       1,148,649         (31,617)
                                      ----------       --------       ----------       --------      -----------      ----------
Net Increase (Decrease) in Net
  Assets Resulting from Operations       305,109         (9,682)         348,485         (3,033)       1,174,267         (31,232)
                                      ----------       --------       ----------       --------      -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                 (526)            --               --             --           (4,374)             --
    Class B                                 (145)            --               --             --           (2,738)             --
    Class C                                  (72)            --               --             --             (849)             --
    Class X                                 (209)            --               --             --           (2,228)             --
                                      ----------       --------       ----------       --------      -----------      ----------
Total Distributions                         (952)            --               --             --          (10,189)             --
                                      ----------       --------       ----------       --------      -----------      ----------
CAPITAL SHARE TRANSACTIONS (NOTE
  4):
  Net Increase in Net Assets from
    Capital Share Transactions         2,561,407        620,488        4,252,750        882,116       19,647,966       2,534,338
                                      ----------       --------       ----------       --------      -----------      ----------
Net Increase in Net Assets             2,865,564        610,806        4,601,235        879,083       20,812,044       2,503,106
NET ASSETS:
  Beginning of Period                    620,806         10,000          889,083         10,000        2,513,106          10,000
                                      ----------       --------       ----------       --------      -----------      ----------
  End of Period                       $3,486,370       $620,806       $5,490,318       $889,083      $23,325,150      $2,513,106
                                      ==========       ========       ==========       ========      ===========      ==========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                                     ASAF
                                                                                                  ROBERTSON        ASAF LORD
                                                                                                   STEPHENS          ABBETT
                                    ASAF AMERICAN CENTURY              ASAF FEDERATED              VALUE +          GROWTH &
                                     STRATEGIC BALANCED                  HIGH YIELD                 GROWTH           INCOME
                                            FUND                          BOND FUND                  FUND             FUND
                                -----------------------------   -----------------------------   --------------   --------------
                                  SIX MONTHS                      SIX MONTHS
                                    ENDED        PERIOD ENDED       ENDED        PERIOD ENDED    PERIOD ENDED     PERIOD ENDED
                                APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   APRIL 30, 1998
                                 (UNAUDITED)       1997(1)       (UNAUDITED)       1997(1)      (UNAUDITED)(2)   (UNAUDITED)(2)
                                ==============   ============   ==============   ============   ==============   ==============
FROM OPERATIONS:
  Net Investment Income (Loss)    $   20,309      $    2,252     $   351,742      $    5,911      $  (14,156)      $      640
  Net Realized Gain (Loss) on
    Investments                      (75,635)         (1,010)         25,914          (4,183)         21,079           (3,499)
  Net Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                      451,023          (7,216)        161,838         (24,847)        277,859          282,790
                                  ----------      ----------     -----------      ----------      ----------       ----------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations                         395,697          (5,974)        539,494         (23,119)        284,782          279,931
                                  ----------      ----------     -----------      ----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                           (2,715)             --         (61,669)         (3,360)             --               --
    Class B                           (1,556)             --        (138,640)         (1,321)             --               --
    Class C                             (720)             --         (60,838)           (470)             --               --
    Class X                           (1,207)             --         (90,675)           (760)             --               --
                                  ----------      ----------     -----------      ----------      ----------       ----------
Total Distributions                   (6,198)             --        (351,822)         (5,911)             --               --
                                  ----------      ----------     -----------      ----------      ----------       ----------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
  Net Increase in Net Assets
    from Capital Share
    Transactions                   6,178,012       1,247,302      15,292,624       3,855,489       7,261,597        9,648,747
                                  ----------      ----------     -----------      ----------      ----------       ----------
Net Increase in Net Assets         6,567,511       1,241,328      15,480,296       3,826,459       7,546,379        9,928,678
NET ASSETS:
  Beginning of Period              1,251,328          10,000       3,836,459          10,000              --               --
                                  ----------      ----------     -----------      ----------      ----------       ----------
  End of Period                   $7,818,839      $1,251,328     $19,316,755      $3,836,459      $7,546,379       $9,928,678
                                  ==========      ==========     ===========      ==========      ==========       ==========


                                  ASAF JANUS
                                   OVERSEAS
                                    GROWTH
                                     FUND
                                --------------

                                 PERIOD ENDED
                                APRIL 30, 1998
                                (UNAUDITED)(2)
                                ==============
FROM OPERATIONS:
  Net Investment Income (Loss)    $   11,507
  Net Realized Gain (Loss) on
    Investments                       13,090
  Net Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                      194,399
                                  ----------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations                         218,996
                                  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                               --
    Class B                               --
    Class C                               --
    Class X                               --
                                  ----------
Total Distributions                       --
                                  ----------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
  Net Increase in Net Assets
    from Capital Share
    Transactions                   8,095,301
                                  ----------
Net Increase in Net Assets         8,314,297
NET ASSETS:
  Beginning of Period                     --
                                  ----------
  End of Period                   $8,314,297
                                  ==========

(1) Commenced operations on July 28, 1997.
(2) Commenced operations on December 31, 1997.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                      ASAF T. ROWE PRICE                  ASAF JANUS                     ASAF INVESCO
                                     INTERNATIONAL EQUITY               CAPITAL GROWTH                   EQUITY INCOME
                                             FUND                            FUND                            FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                   SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                     ENDED        PERIOD ENDED       ENDED        PERIOD ENDED       ENDED        PERIOD ENDED
                                 APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,
                                  (UNAUDITED)       1997(1)       (UNAUDITED)       1997(1)       (UNAUDITED)       1997(2)
                                 ==============   ============   ==============   ============   ==============   ============
FROM OPERATIONS:
  Net Investment Income (Loss)     $   (4,807)     $     (282)    $   (40,211)     $    7,214     $    85,514      $    7,857
  Net Realized Gain (Loss)
    on Investments                    (15,799)           (583)       (401,767)        (38,807)        377,265         (13,204)
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                    666,581         (65,471)      5,760,820         (68,600)      1,300,881          11,255
                                   ----------      ----------     -----------      ----------     -----------      ----------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations                          645,975         (66,336)      5,318,842        (100,193)      1,763,660           5,908
                                   ----------      ----------     -----------      ----------     -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                --              --          (6,082)             --          (6,575)             --
    Class B                                --              --          (3,272)             --          (7,950)             --
    Class C                                --              --          (1,027)             --          (2,340)             --
    Class X                                --              --          (3,074)             --          (7,340)             --
  From Capital Gains:
    Class A                                --              --              --              --              --              --
    Class B                                --              --              --              --              --              --
    Class C                                --              --              --              --              --              --
    Class X                                --              --              --              --              --              --
                                   ----------      ----------     -----------      ----------     -----------      ----------
Total Distributions                        --              --         (13,455)             --         (24,205)             --
                                   ----------      ----------     -----------      ----------     -----------      ----------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
  Net Increase in Net Assets
    from Capital Share
    Transactions                    6,036,766       1,617,517      32,656,410       4,440,542      20,966,841       3,292,689
                                   ----------      ----------     -----------      ----------     -----------      ----------
Net Increase in Net Assets          6,682,741       1,551,181      37,961,797       4,340,349      22,706,296       3,298,597
NET ASSETS:
  Beginning of Period               1,561,181          10,000       4,350,349          10,000       3,308,597          10,000
                                   ----------      ----------     -----------      ----------     -----------      ----------
  End of Period                    $8,243,922      $1,561,181     $42,312,146      $4,350,349     $26,014,893      $3,308,597
                                   ==========      ==========     ===========      ==========     ===========      ==========

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                              ASAF TOTAL                       ASAF JPM
                                                              RETURN BOND                    MONEY MARKET
                                                                 FUND                            FUND
                                                     -----------------------------   -----------------------------
                                                       SIX MONTHS                      SIX MONTHS
                                                         ENDED        PERIOD ENDED       ENDED        PERIOD ENDED
                                                     APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,
                                                      (UNAUDITED)       1997(2)       (UNAUDITED)       1997(3)
                                                     ==============   ============   ==============   ============
FROM OPERATIONS:
  Net Investment Income (Loss)                        $   106,623      $    3,392      $   90,872      $    5,120
  Net Realized Gain (Loss) on Investments                     352             288            (678)             25
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                         (16,322)         11,840              --              --
                                                      -----------      ----------      ----------      ----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                          90,653          15,520          90,194           5,145
                                                      -----------      ----------      ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                                (8,554)           (136)        (12,188)         (1,356)
    Class B                                               (24,510)           (360)        (16,486)         (1,080)
    Class C                                               (14,905)           (103)        (14,734)           (908)
    Class X                                               (27,534)           (430)        (47,464)         (1,776)
  From Capital Gains:
    Class A                                                   (35)             --              (7)             --
    Class B                                                   (98)             --              (4)             --
    Class C                                                   (43)             --              (6)             --
    Class X                                                  (111)             --              (8)             --
                                                      -----------      ----------      ----------      ----------
Total Distributions                                       (75,790)         (1,029)        (90,897)         (5,120)
                                                      -----------      ----------      ----------      ----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Net Increase in Net Assets from Capital Share
    Transactions                                       10,113,451       1,159,186       7,611,739       1,548,506
                                                      -----------      ----------      ----------      ----------
Net Increase in Net Assets                             10,128,314       1,173,677       7,611,036       1,548,531
NET ASSETS:
  Beginning of Period                                   1,183,677          10,000       1,558,531          10,000
                                                      -----------      ----------      ----------      ----------
  End of Period                                       $11,311,991      $1,183,677      $9,169,567      $1,558,531
                                                      ===========      ==========      ==========      ==========

(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                    Increase (Decrease) from
                                                                      Investment Operations                Less Distributions
                                                 Net Asset  -----------------------------------------   -------------------------
                                                   Value         Net        Net Realized   Total from    From Net
                                      Period     Beginning   Investment     & Unrealized   Investment   Investment   From Capital
                                      Ended      of Period  Income (Loss)   Gain (Loss)    Operations     Income        Gains
                                     --------    ---------  -------------   ------------   ----------   ----------   ------------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
==================================
  Class A                            04/30/98*    $  9.87      $(0.03)         $ 1.69        $ 1.66       $(0.03)        $--
                                     10/31/97(1)    10.00        0.05           (0.18)        (0.13)          --          --
  Class B                            04/30/98*       9.85       (0.05)           1.68          1.63           --          --
                                     10/31/97(1)    10.00        0.04           (0.19)        (0.15)          --          --
  Class C                            04/30/98*       9.86       (0.06)           1.68          1.62           --          --
                                     10/31/97(1)    10.00        0.04           (0.18)        (0.14)          --          --
  Class X                            04/30/98*       9.84       (0.06)           1.68          1.62           --          --
                                     10/31/97(1)    10.00        0.04           (0.20)        (0.16)          --          --
ASAF FOUNDERS
SMALL CAPITALIZATION FUND:
==================================
  Class A                            04/30/98*    $  9.94      $(0.06)         $ 1.19        $ 1.13       $   --         $--
                                     10/31/97(1)    10.00       (0.03)          (0.03)        (0.06)          --          --
  Class B                            04/30/98*       9.93       (0.09)           1.19          1.10           --          --
                                     10/31/97(1)    10.00       (0.04)          (0.03)        (0.07)          --          --
  Class C                            04/30/98*       9.94       (0.09)           1.19          1.10           --          --
                                     10/31/97(1)    10.00       (0.04)          (0.02)        (0.06)          --          --
  Class X                            04/30/98*       9.93       (0.09)           1.20          1.11           --          --
                                     10/31/97(1)    10.00       (0.04)          (0.03)        (0.07)          --          --
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
==================================
  Class A                            04/30/98*    $ 10.46      $ 0.02          $ 0.86        $ 0.88       $(0.03)        $--
                                     10/31/97(1)    10.00        0.02            0.44          0.46           --          --
  Class B                            04/30/98*      10.44       (0.01)           0.86          0.85        (0.01)         --
                                     10/31/97(1)    10.00          --            0.44          0.44           --          --
  Class C                            04/30/98*      10.45       (0.01)           0.85          0.84        (0.01)         --
                                     10/31/97(1)    10.00          --            0.45          0.45           --          --
  Class X                            04/30/98*      10.44       (0.01)           0.85          0.84        (0.01)         --
                                     10/31/97(1)    10.00          --            0.44          0.44           --          --
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
==================================
  Class A                            04/30/98*    $  9.99      $ 0.07          $ 0.88        $ 0.95       $(0.04)        $--
                                     10/31/97(1)    10.00        0.04           (0.05)        (0.01)          --          --
  Class B                            04/30/98*       9.96        0.05            0.89          0.94        (0.02)         --
                                     10/31/97(1)    10.00        0.02           (0.06)        (0.04)          --          --
  Class C                            04/30/98*       9.98        0.05            0.87          0.92        (0.02)         --
                                     10/31/97(1)    10.00        0.02           (0.04)        (0.02)          --          --
  Class X                            04/30/98*       9.96        0.05            0.88          0.93        (0.02)         --
                                     10/31/97(1)    10.00        0.02           (0.06)        (0.04)          --          --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                            Supplemental Data                     Ratios of Expenses
                                  -------------------------------------          to Average Net Assets
                    Net Asset                 Net Assets at   Portfolio   -----------------------------------
      Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
  Distributions   End of Period   Return(3)    (In 000's)       Rate      Reimbursement(2)   Reimbursement(2)
  -------------   -------------   ---------   -------------   ---------   ----------------   ----------------
     $(0.03)         $11.50         16.91%       $  495           28%           2.10%              12.52%
         --            9.87         (1.30)%         106           --            2.10%             136.49%
         --           11.48         16.70%        1,181           28%           2.60%              12.91%
         --            9.85         (1.50)%         230           --            2.60%              90.64%
         --           11.48         16.58%          515           28%           2.60%              13.07%
         --            9.86         (1.40)%          79           --            2.60%              55.02%
         --           11.46         16.61%        1,295           28%           2.60%              13.04%
         --            9.84         (1.60)%         206           --            2.60%              54.45%

     $   --          $11.07         11.37%       $1,182           48%           1.70%               7.82%
         --            9.94         (0.60)%         193           --            1.70%             105.48%
         --           11.03         11.08%        1,448           48%           2.20%               8.21%
         --            9.93         (0.70)%         353           --            2.20%              57.99%
         --           11.04         11.07%          750           48%           2.20%               8.30%
         --            9.94         (0.60)%          74           --            2.20%              42.48%
         --           11.04         11.18%        2,110           48%           2.20%               8.26%
         --            9.93         (0.70)%         270           --            2.20%              47.29%

     $(0.03)         $11.31          8.46%       $3,779            2%           1.75%               3.96%
         --           10.46          4.60%          383           --            1.75%              54.47%
      (0.01)          11.28          8.15%        7,985            2%           2.25%               4.46%
                      10.44          4.40%        1,155           --            2.25%              30.14%
      (0.01)          11.28          8.05%        3,530            2%           2.25%               4.42%
         --           10.45          4.50%          335           --            2.25%              33.60%
      (0.01)          11.27          8.05%        8,032            2%           2.25%               4.45%
         --           10.44          4.40%          640           --            2.25%              22.43%

     $(0.04)         $10.90          9.52%       $1,153           35%           1.60%               6.18%
         --            9.99         (0.10)%         257            2%           1.60%              37.87%
      (0.02)          10.88          9.42%        2,526           35%           2.10%               6.60%
         --            9.96         (0.40)%         381            2%           2.10%              29.90%
      (0.02)          10.88          9.20%        1,373           35%           2.10%               6.50%
         --            9.98         (0.20)%         215            2%           2.10%              38.96%
      (0.02)          10.87          9.32%        2,767           35%           2.10%               6.57%
         --            9.96         (0.40)%         398            2%           2.10%              26.66%


Ratio of Net Investment
   Income (Loss) to
 Average Net Assets(2)
-----------------------
         (0.57)%
          2.03%
         (1.05)%
          1.62%
         (1.12)%
          1.72%
         (1.07)%
          1.58%

         (1.17)%
         (1.16)%
         (1.67)%
         (1.73)%
         (1.67)%
         (1.73)%
         (1.67)%
         (1.70)%

          0.35%
          0.69%
         (0.15)%
          0.17%
         (0.19)%
          0.02%
         (0.20)%
          0.19%

          1.40%
          1.56%
          0.91%
          0.79%
          0.90%
          0.78%
          0.91%
          1.07%

(1) Commenced operations on July 28, 1997.
(2) Annualized.
(3) Total return for Class X shares does not reflect the payment of bonus shares.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                    Increase (Decrease) from
                                                                      Investment Operations                Less Distributions
                                                 Net Asset  -----------------------------------------   -------------------------
                                                   Value         Net        Net Realized   Total from    From Net
                                    Period       Beginning   Investment     & Unrealized   Investment   Investment   From Capital
                                    Ended        of Period  Income (Loss)   Gain (Loss)    Operations     Income        Gains
                                   --------      ---------  -------------   ------------   ----------   ----------   ------------
ASAF FEDERATED
HIGH YIELD BOND FUND:
===============================
  Class A                          04/30/98*      $  9.93      $ 0.36          $ 0.31        $ 0.67       $(0.36)       $   --
                                   10/31/97(1)      10.00        0.05           (0.07)        (0.02)       (0.05)           --
  Class B                          04/30/98*         9.93        0.34            0.32          0.66        (0.34)           --
                                   10/31/97(1)      10.00        0.04           (0.07)        (0.03)       (0.04)           --
  Class C                          04/30/98*         9.93        0.35            0.31          0.66        (0.34)           --
                                   10/31/97(1)      10.00        0.03           (0.07)        (0.04)       (0.03)           --
  Class X                          04/30/98*         9.93        0.34            0.31          0.65        (0.34)           --
                                   10/31/97(1)      10.00        0.04           (0.07)        (0.03)       (0.04)           --
ASAF ROBERTSON STEPHENS
VALUE + GROWTH FUND:
===============================
  Class A                          04/30/98(2)    $ 10.00      $(0.04)         $ 1.46        $ 1.42       $   --        $   --
  Class B                          04/30/98(2)      10.00       (0.05)           1.48          1.43           --            --
  Class C                          04/30/98(2)      10.00       (0.05)           1.46          1.41           --            --
  Class X                          04/30/98(2)      10.00       (0.05)           1.46          1.41           --            --
ASAF LORD ABBETT
GROWTH & INCOME FUND:
===============================
  Class A                          04/30/98(2)    $ 10.00      $ 0.02          $ 1.11        $ 1.13       $   --        $   --
  Class B                          04/30/98(2)      10.00          --            1.15          1.15           --            --
  Class C                          04/30/98(2)      10.00          --            1.13          1.13           --            --
  Class X                          04/30/98(2)      10.00          --            1.13          1.13           --            --
ASAF JANUS OVERSEAS
GROWTH FUND:
===============================
  Class A                          04/30/98(2)    $ 10.00      $ 0.05          $ 0.99        $ 1.04       $   --        $   --
  Class B                          04/30/98(2)      10.00        0.04            0.99          1.03           --            --
  Class C                          04/30/98(2)      10.00        0.04            1.00          1.04           --            --
  Class X                          04/30/98(2)      10.00        0.04            0.98          1.02           --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                  Ratios of Expenses
                                            Supplemental Data                    to Average Net Assets
                                  -------------------------------------   -----------------------------------
                    Net Asset                 Net Assets at   Portfolio
      Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
  Distributions   End of Period   Return(4)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
  -------------   -------------   ---------   -------------   ---------   ----------------   ----------------
     $(0.36)         $10.24          6.83%       $2,640          20%            1.50%               3.43%
      (0.05)           9.93         (0.23)%       2,154          11%            1.50%              30.49%
      (0.34)          10.25          6.67%        7,829          20%            2.00%               3.84%
      (0.04)           9.93         (0.30)%         920          11%            2.00%              30.22%
      (0.34)          10.25          6.67%        3,262          20%            2.00%               3.92%
      (0.03)           9.93         (0.36)%         206          11%            2.00%              29.26%
      (0.34)          10.24          6.57%        5,585          20%            2.00%               3.86%
      (0.04)           9.93         (0.25)%         556          11%            2.00%              30.38%

     $   --          $11.42         14.30%       $1,121          89%            1.80%               6.25%
         --           11.43         14.30%        2,918          89%            2.30%               6.44%
         --           11.41         14.20%          886          89%            2.30%               6.26%
         --           11.41         14.10%        2,621          89%            2.30%               6.67%

     $   --          $11.13         11.30%       $1,840           4%            1.60%               4.85%
         --           11.15         11.50%        3,471           4%            2.10%               5.50%
         --           11.13         11.30%        1,276           4%            2.10%               5.48%
         --           11.13         11.30%        3,342           4%            2.10%               5.36%

     $   --          $11.04         10.50%       $1,451          25%            2.10%               6.74%
         --           11.03         10.40%        2,344          25%            2.60%               6.81%
         --           11.04         10.40%        1,743          25%            2.60%               7.09%
         --           11.02         10.20%        2,776          25%            2.60%               6.63%


Ratio of Net Investment
   Income (Loss) to
 Average Net Assets(3)
-----------------------
          7.13%
          4.76%
          6.74%
          3.15%
          6.82%
          3.55%
          6.79%
          3.65%

         (1.02)%
         (1.52)%
         (1.50)%
         (1.51)%

          0.45%
         (0.07)%
         (0.09)%
         (0.04)%

          1.52%
          1.14%
          1.20%
          1.19%

(1) Commenced operations on July 28, 1997.
(2) Commenced operations on December 31, 1997 (Unaudited).
(3) Annualized.
(4) Total return for Class X shares does not reflect the payment of bonus shares.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                    Increase (Decrease) from
                                                                      Investment Operations                Less Distributions
                                                Net Asset   -----------------------------------------   -------------------------
                                                  Value          Net        Net Realized   Total from    From Net
                                     Period     Beginning    Investment     & Unrealized   Investment   Investment   From Capital
                                     Ended      of Period   Income (Loss)   Gain (Loss)    Operations     Income        Gains
                                    --------    ---------   -------------   ------------   ----------   ----------   ------------
ASAF T. ROWE PRICE
INTERNATIONAL EQUITY FUND:
=================================
  Class A                           04/30/98*    $  8.93       $  0.01         $ 1.14       $  1.15      $    --         $--
                                    10/31/97(1)     9.74          0.01          (0.82)        (0.81)          --          --
  Class B                           04/30/98*       9.16         (0.01)          1.16          1.15           --          --
                                    10/31/97(1)    10.00         (0.01)         (0.83)        (0.84)          --          --
  Class C                           04/30/98*       9.16         (0.01)          1.14          1.13           --          --
                                    10/31/97(1)    10.00         (0.01)         (0.83)        (0.84)          --          --
  Class X                           04/30/98*       9.18         (0.01)          1.16          1.15           --          --
                                    10/31/97(1)    10.00         (0.01)         (0.81)        (0.82)          --          --
ASAF JANUS
CAPITAL GROWTH FUND:
=================================
  Class A                           04/30/98*    $ 11.40       $    --         $ 2.35       $  2.35      $ (0.03)        $--
                                    10/31/97(1)    11.18          0.08           0.14          0.22           --          --
  Class B                           04/30/98*      10.19         (0.03)          2.14          2.11        (0.01)         --
                                    10/31/97(1)    10.00          0.06           0.13          0.19           --          --
  Class C                           04/30/98*      10.19         (0.03)          2.11          2.08        (0.01)         --
                                    10/31/97(1)    10.00          0.05           0.14          0.19           --          --
  Class X                           04/30/98*      10.20         (0.03)          2.14          2.11        (0.01)         --
                                    10/31/97(1)    10.00          0.05           0.15          0.20           --          --
ASAF INVESCO
EQUITY INCOME FUND:
=================================
  Class A                           04/30/98*    $ 10.45       $  0.10         $ 1.44       $  1.54      $ (0.05)        $--
                                    10/31/97(1)     9.98          0.13           0.34          0.47           --          --
  Class B                           04/30/98*      10.45          0.07           1.46          1.53        (0.03)         --
                                    10/31/97(1)    10.00          0.10           0.35          0.45           --          --
  Class C                           04/30/98*      10.46          0.07           1.45          1.52        (0.03)         --
                                    10/31/97(1)    10.00          0.10           0.36          0.46           --          --
  Class X                           04/30/98*      10.45          0.07           1.46          1.53        (0.03)         --
                                    10/31/97(1)    10.00          0.11           0.34          0.45           --          --
ASAF TOTAL
RETURN BOND FUND:
=================================
  Class A                           04/30/98*    $ 10.28       $  0.23         $ 0.08       $  0.31      $ (0.14)        $--
                                    10/31/97(1)    10.07          0.12           0.12          0.24        (0.03)         --
  Class B                           04/30/98*      10.16          0.20           0.09          0.29        (0.12)         --
                                    10/31/97(1)    10.00          0.10           0.09          0.19        (0.03)         --
  Class C                           04/30/98*      10.16          0.20           0.09          0.29        (0.12)         --
                                    10/31/97(1)    10.00          0.10           0.09          0.19        (0.03)         --
  Class X                           04/30/98*      10.17          0.20           0.09          0.29        (0.12)         --
                                    10/31/97(1)    10.00          0.09           0.10          0.19        (0.02)         --
ASAF JPM
MONEY MARKET FUND:
=================================
  Class A                           04/30/98*    $  1.00       $ 0.019         $   --       $ 0.019      $(0.019)        $--
                                    10/31/97(1)     1.00         0.009             --         0.009       (0.009)         --
  Class B                           04/30/98*       1.00         0.016             --         0.016       (0.016)         --
                                    10/31/97(1)     1.00         0.007             --         0.007       (0.007)         --
  Class C                           04/30/98*       1.00         0.016             --         0.016       (0.016)         --
                                    10/31/97(1)     1.00         0.007             --         0.007       (0.007)         --
  Class X                           04/30/98*       1.00         0.016             --         0.016       (0.016)         --
                                    10/31/97(1)     1.00         0.008             --         0.008       (0.008)         --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.



--------------------------------------------------------------------------------

                                                                      Ratios of Expenses
                                      Supplemental Data             to Average Net Assets**
                                  -------------------------   -----------------------------------
                    Net Asset                 Net Assets at                                         Ratio of Net Investment
      Total           Value         Total     End of Period    After Expense      Before Expense       Income (Loss) to
  Distributions   End of Period   Return(3)    (In 000's)     Reimbursement(2)   Reimbursement(2)    Average Net Assets(2)
  -------------   -------------   ---------   -------------   ----------------   ----------------   -----------------------
     $    --         $10.08         12.88%       $ 1,265            2.10%               6.58%                 0.11%
          --           8.93         (8.32)%          218            2.10%              50.95%                 0.29%
          --          10.31         12.55%         1,884            2.60%               7.10%                (0.27)%
          --           9.16         (8.40)%          390            2.60%              36.67%                (0.51)%
          --          10.29         12.34%         1,876            2.60%               7.05%                (0.22)%
          --           9.16         (8.40)%          198            2.60%              32.51%                (0.53)%
          --          10.33         12.53%         3,218            2.60%               7.11%                (0.31)%
          --           9.18         (8.20)%          756            2.60%              45.32%                (0.28)%

     $ (0.03)        $13.72         20.79%       $ 7,292            1.70%               3.18%                (0.04)%
          --          11.40          1.97%           706            1.70%              26.94%                 2.76%
       (0.01)         12.29         20.70%        14,713            2.20%               3.70%                (0.53)%
          --          10.19          1.90%         1,718            2.20%              16.45%                 2.27%
       (0.01)         12.26         20.50%         5,854            2.20%               3.68%                (0.56)%
          --          10.19          1.90%           452            2.20%              15.78%                 1.95%
       (0.01)         12.30         20.68%        14,453            2.20%               3.70%                (0.54)%
          --          10.20          2.00%         1,474            2.20%              24.39%                 2.05%

     $ (0.05)        $11.94         14.67%       $ 4,376            1.55%               3.27%                 1.72%
          --          10.45          4.71%           471            1.55%              29.50%                 4.88%
       (0.03)         11.95         14.52%         8,679            2.05%               3.82%                 1.23%
          --          10.45          4.50%         1,408            2.05%              19.54%                 3.68%
       (0.03)         11.95         14.41%         3,661            2.05%               3.75%                 1.21%
          --          10.46          4.60%           255            2.05%              20.89%                 3.82%
       (0.03)         11.95         14.52%         9,299            2.05%               3.80%                 1.22%
          --          10.45          4.50%         1,174            2.05%              36.25%                 4.05%

     $ (0.14)        $10.45          3.07%       $   956            1.40%               4.80%                 4.51%
       (0.03)         10.28          2.39%            61            1.40%              68.67%                 5.02%
       (0.12)         10.33          2.84%         3,861            1.90%               5.32%                 3.99%
       (0.03)         10.16          1.90%           547            1.90%              39.35%                 4.13%
       (0.12)         10.33          2.84%         2,560            1.90%               5.13%                 4.02%
       (0.03)         10.16          1.93%           165            1.90%              33.68%                 4.32%
       (0.12)         10.34          2.83%         3,935            1.90%               5.29%                 4.00%
       (0.02)         10.17          1.94%           410            1.90%              67.46%                 3.94%

     $(0.019)        $ 1.00          1.87%       $ 1,266            1.50%               3.69%                 3.74%
      (0.009)          1.00          0.92%           307            1.50%              32.16%                 3.48%
      (0.016)          1.00          1.61%         1,428            2.00%               4.49%                 3.22%
      (0.007)          1.00          0.80%           354            2.00%              37.83%                 2.98%
      (0.016)          1.00          1.62%         1,752            2.00%               4.02%                 3.25%
      (0.007)          1.00          0.71%           332            2.00%              24.34%                 2.85%
      (0.016)          1.00          1.62%         4,724            2.00%               4.14%                 3.29%
      (0.008)          1.00          0.77%           566            2.00%              39.71%                 2.97%

(1) Calculated from July 28, 1997 (date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933).
(2) Annualized.
(3) Total return for Class X shares does not reflect the payment of bonus shares.
  * Unaudited.
 ** Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

APRIL 30, 1998
(UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
================================================================================

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997 as a Maryland Corporation. The Company operates as a series company and, at April 30, 1998, consisted of thirteen diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF T. Rowe Price International Equity Fund ("International Equity"), ASAF Janus Capital Growth Fund ("Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"), ASAF Total Return Bond Fund ("Total Return Bond"), and ASAF JPM Money Market Fund ("Money Market") (each a "Feeder Fund" and collectively the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio of American Skandia Master Trust (each a "Portfolio" and collectively the "Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and Liabilities, reflects each Feeder Fund's beneficial interest in the net assets of that Portfolio. At April 30, 1998, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

ASMT T. Rowe Price International Equity Portfolio        81.0%
ASMT Janus Capital Growth Portfolio                      88.3%
ASMT INVESCO Equity Income Portfolio                     79.5%
ASMT PIMCO Total Return Bond Portfolio                   53.7%
ASMT JPM Money Market Portfolio                          89.2%

     The financial statements of each Portfolio, including the Schedules of Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining eight Funds of the Company -- ASAF Founders International Small Capitalization Fund ("International Small Cap"), ASAF Founders Small Capitalization Fund ("Small Cap"), ASAF T. Rowe Price Small Company Value Fund ("Small Company Value"), ASAF American Century Strategic Balanced Fund ("Strategic Balanced"), ASAF Federated High Yield Bond Fund ("High Yield Bond"), ASAF Robertson Stephens Value + Growth Fund ("Value + Growth"), ASAF Lord Abbett Growth & Income Fund ("Growth & Income"), and ASAF Janus Overseas Growth Fund ("Overseas Growth") (each a "Non-Feeder Fund" and collectively the "Non-Feeder Funds") -- directly invest and manage their own portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     The following is a summary of significant accounting policies followed by the Funds, in conformity with generally accepted accounting principles, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the Portfolio in which it invests is determined by the Fund's percentage ownership in the Portfolio, multiplied by the Portfolio's net assets. Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of American Skandia Master Trust.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.




NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors. As of April 30, 1998, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-on price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION COSTS

ALL FUNDS -- The Company bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record, on a daily basis, their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest.

NON-FEEDER FUNDS -- Investment transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Funds' sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees. Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Dividends, if any, from net investment income are declared and paid at least annually by the International Small Cap, Small Cap, Small Company Value, Value + Growth, Overseas Growth, International Equity, and Capital Growth Funds, semiannually by the Strategic Balanced, Growth & Income, and Equity Income Funds, quarterly by the Total Return Bond Fund, and declared daily and paid monthly by the High Yield Bond and Money Market Funds. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
================================================================================

     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management, Inc. for International Small Cap and Small Cap; T. Rowe Price Associates, Inc. for Small Company Value; American Century Investment Management, Inc. for Strategic Balanced; Federated Investment Counseling for High Yield Bond; Robertson Stephens &

                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.



Company Investment Management, L.P. for Value + Growth; Lord Abbett & Co. for Growth & Income; and Janus Capital Corporation for Overseas Growth.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, .90% 1.00%, .90%, .70%, 1.10%,
1.00%, and 1.10% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, High Yield Bond, Value + Growth, Growth & Income, and Overseas Growth Funds, respectively. The fee for International Small Cap is reduced to 1.00% of the average daily net assets in excess of $100 million. The Investment Manager is currently waiving a portion of its fee equal to .10%, .20%, and .10% of the average daily net assets of the Value + Growth, Growth & Income, and Overseas Growth Funds, respectively.

SUB-ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60%, .50%, .60%, .50%, .25%,
 .60%, .50%, and .60% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, High Yield Bond Fund, Value + Growth, Growth & Income, and Overseas Growth Funds, respectively. The Sub-advisors for Value + Growth, Growth & Income, and Overseas Growth are currently waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Small Cap, Small Cap, Strategic Balanced, High Yield Bond, Value + Growth, Growth & Income, and Overseas Growth are reduced for Fund net assets in excess of specified levels.

EXPENSE REIMBURSEMENTS

ALL FUNDS -- The Investment Manager has voluntarily agreed to reimburse each Fund for operating expenses (exclusive of class-specific distribution fees) in excess of 1.60%, 1.20%, 1.25%, 1.10%, 1.00%, 1.30%, 1.10%, 1.60%, 1.60%, 1.20%,
1.05%, .90%, and 1.00% on an annualized basis, of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, High Yield Bond, Value + Growth, Growth & Income, Overseas Growth, International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Funds, respectively. All amounts paid or payable to the Funds by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

NON-FEEDER FUNDS -- Certain officers and Directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested Directors.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund. The Company has adopted a separate Distribution and Service Plan (each a "Plan" and collectively the "Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds will pay ASMI a distribution and service fee of .50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate qualified dealers, brokers, banks, and other financial institutions ("Dealers") for services provided in connection with the sale of Class A shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class A shares.

     A portion of the sales charge on sales of Class A shares may be retained by ASMI or allocated to Dealers attributable to the sale of those shares. During the six months ended April 30, 1998, ASMI retained no portion of the sales charge on sales of Class A shares of the Funds.

     Under the Class B Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class B shares held for over seven years.

     Under the Class C Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. ASMI currently pays a 1.00% fee to Dealers, in advance, upon sale of Class C shares and retains the fee paid by the Funds in the first year. After the shares have been held for a year, ASMI pays such compensation on a quarterly basis.

     Under the Class X Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate Dealers for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Compensation to Dealers is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class X shares held for over seven years.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A CDSC is imposed on Class B and Class X shares redeemed within eight years after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1%, 6%, 1% and 6% of the amount subject to the charge for Class A, B, C, and X, respectively. During the six months ended April 30, 1998, CDSCs collected by ASMI totaled $68,243, $1,178, and $7,790 for Class B, Class C, and Class X, respectively.

                                         AMERICAN SKANDIA ADVISOR FUNDS, INC.



4. SHARES OF CAPITAL STOCK
================================================================================

ALL FUNDS -- The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share. Transactions in shares of capital stock, for the six months ended April 30, 1998, were as follows:

                                CLASS A                    CLASS B                    CLASS C                    CLASS X
                        ------------------------   ------------------------   ------------------------   ------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
INTERNATIONAL SMALL
  CAP:
  Sold                      34,394   $   360,902       82,035   $   894,161       39,669   $   414,549       97,615   $ 1,027,033
  Reinvested                    53           524           15           145            7            67           21           209
  Redeemed                  (2,133)      (22,995)      (2,577)      (27,236)      (2,749)      (30,048)      (5,550)      (55,904)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase            32,314   $   338,431       79,473   $   867,070       36,927   $   384,568       92,086   $   971,338
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
SMALL CAP:
  Sold                      90,691   $   946,042      134,547   $ 1,409,632       63,993   $   667,361      170,453   $ 1,785,214
  Redeemed                  (3,264)      (34,530)     (38,835)     (420,045)      (3,474)      (34,995)      (6,469)      (65,929)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase            87,427   $   911,512       95,712   $   989,587       60,519   $   632,366      163,984   $ 1,719,285
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
SMALL COMPANY VALUE:
  Sold                     312,509   $ 3,338,539      628,371   $ 6,745,540      289,513   $ 3,121,442      699,218   $ 7,558,575
  Reinvested                   417         4,374          256         2,684           78           822          212         2,228
  Redeemed                 (15,367)     (164,636)     (31,166)     (342,794)      (8,670)      (95,044)     (48,342)     (523,764)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase           297,559   $ 3,178,277      597,461   $ 6,405,430      280,921   $ 3,027,220      651,088   $ 7,037,039
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
STRATEGIC BALANCED:
  Sold                     119,984   $ 1,244,328      198,721   $ 2,074,668      108,830   $ 1,130,939      229,724   $ 2,412,765
  Reinvested                   267         2,715          147         1,490           71           720          119         1,206
  Redeemed                 (40,208)     (434,792)      (4,856)      (50,694)      (4,328)      (44,797)     (15,332)     (160,536)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase            80,043   $   812,251      194,012   $ 2,025,464      104,573   $ 1,086,862      214,511   $ 2,253,435
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
HIGH YIELD BOND:
  Sold                     239,935   $ 2,438,927      715,854   $ 7,302,433      308,103   $ 3,128,667      661,160   $ 6,737,867
  Reinvested                 5,233        53,263        9,715        99,427        5,218        53,384        8,036        82,196
  Redeemed                (204,496)   (2,046,481)     (54,344)     (558,998)     (15,747)     (161,759)    (180,017)   (1,836,302)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase            40,672   $   445,709      671,225   $ 6,842,862      297,574   $ 3,020,292      489,179   $ 4,983,761
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
VALUE + GROWTH:
  Sold                      99,109   $ 1,090,355      291,959   $ 3,217,640       78,619   $   867,693      259,608   $ 2,844,837
  Redeemed                    (958)      (10,785)     (36,592)     (404,168)        (986)      (11,043)     (29,892)     (332,932)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase            98,151   $ 1,079,570      255,367   $ 2,813,472       77,633   $   856,650      229,716   $ 2,511,905
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
GROWTH & INCOME:
  Sold                     166,232   $ 1,780,080      318,640   $ 3,442,577      114,773   $ 1,243,823      325,791   $ 3,558,320
  Redeemed                    (924)      (10,074)      (7,278)      (80,535)        (189)       (2,109)     (25,546)     (283,335)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase           165,308   $ 1,770,006      311,362   $ 3,362,042      114,584   $ 1,241,714      300,245   $ 3,274,985
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
OVERSEAS GROWTH:
  Sold                     132,728   $ 1,410,489      214,244   $ 2,299,472      158,863   $ 1,720,024      259,080   $ 2,788,289
  Redeemed                  (1,344)      (14,796)      (1,796)      (19,385)        (963)      (10,046)      (7,227)      (78,746)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase           131,384   $ 1,395,693      212,448   $ 2,280,087      157,900   $ 1,709,978      251,853   $ 2,709,543
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========

                                CLASS A                    CLASS B                    CLASS C                    CLASS X
                        ------------------------   ------------------------   ------------------------   ------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
INTERNATIONAL
EQUITY:
  Sold                     106,782   $   987,503      171,172   $ 1,652,347      174,785   $ 1,659,833      279,463   $ 2,696,986
  Redeemed                  (5,597)      (52,497)     (30,936)     (297,063)     (14,158)     (130,026)     (50,436)     (480,317)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase           101,185   $   935,006      140,236   $ 1,355,284      160,627   $ 1,529,807      229,027   $ 2,216,669
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
CAPITAL GROWTH:
  Sold                     491,008   $ 5,853,331    1,077,811   $11,670,667      448,685   $ 4,899,799    1,101,543   $11,990,052
  Reinvested                   531         5,950          312         3,135           97           973          310         3,128
  Redeemed                 (22,182)     (267,486)     (49,300)     (546,121)     (15,820)     (174,093)     (71,152)     (782,925)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase           469,357   $ 5,591,795    1,028,823   $11,127,681      432,962   $ 4,726,679    1,030,701   $11,210,255
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
EQUITY INCOME:
  Sold                     335,397   $ 3,762,636      611,979   $ 6,887,047      296,529   $ 3,342,159      714,106   $ 8,073,464
  Reinvested                   615         6,710          684         7,480          211         2,312          667         7,288
  Redeemed                 (14,747)     (168,164)     (21,301)     (244,164)     (14,782)     (163,115)     (48,997)     (546,812)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase           321,265   $ 3,601,182      591,362   $ 6,650,363      281,958   $ 3,181,356      665,776   $ 7,533,940
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
TOTAL RETURN BOND:
  Sold                      94,026   $   982,250      388,313   $ 4,015,216      242,142   $ 2,504,145      370,041   $ 3,832,623
  Reinvested                   742         7,723        2,220        22,848        1,445        14,874        2,633        27,148
  Redeemed                  (9,249)      (96,669)     (70,822)     (732,371)     (12,031)     (124,747)     (32,651)     (339,589)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase            85,519   $   893,304      319,711   $ 3,305,693      231,556   $ 2,394,272      340,023   $ 3,520,182
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========
MONEY MARKET:
  Sold                   2,024,408   $ 2,024,408    3,001,235   $ 3,001,235    4,753,173   $ 4,753,173    9,110,669   $ 9,110,669
  Reinvested                11,207        11,207       14,475        14,475       14,106        14,106       42,470        42,470
  Redeemed              (1,077,051)   (1,077,051)  (1,941,226)   (1,941,226)  (3,346,298)   (3,346,298)  (4,995,429)   (4,995,429)
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
    Net Increase           958,564   $   958,564    1,074,484   $ 1,074,484    1,420,981   $ 1,420,981    4,157,710   $ 4,157,710
                        ==========   ===========   ==========   ===========   ==========   ===========   ==========   ===========

     Transactions in shares of capital stock, for the period from July 28, 1997 to October 31, 1997 were as follows:

                                      CLASS A                 CLASS B                CLASS C                 CLASS X
                                --------------------   ---------------------   --------------------   ---------------------
                                SHARES      AMOUNT      SHARES       AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                               ========   =========== ==========  =========== ========== =========== ==========   =========
INTERNATIONAL SMALL CAP:
  Sold                            9,754   $   97,828     23,340   $  233,440      7,998   $  80,146     20,945   $  209,179
  Redeemed                           --           --         (2)         (25)        (6)        (55)        (2)         (25)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                  9,754   $   97,828     23,338   $  233,415      7,992   $  80,091     20,943   $  209,154
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
SMALL CAP:
  Sold                           18,372   $  183,278     35,572   $  354,771      7,399   $  73,723     27,161   $  270,490
  Redeemed                           (3)         (25)        (3)         (25)        (2)        (25)        (7)         (71)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                 18,369   $  183,253     35,569   $  354,746      7,397   $  73,698     27,154   $  270,419
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
SMALL COMPANY VALUE:
  Sold                           35,645   $  375,919    110,704   $1,167,706     32,096   $ 342,052     61,311   $  649,944
  Redeemed                          (17)        (181)       (70)        (760)        (3)        (25)       (29)        (317)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                 35,628   $  375,738    110,634   $1,166,946     32,093   $ 342,027     61,282   $  649,627
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
STRATEGIC BALANCED:
  Sold                           83,398   $  838,987     38,292   $  388,813     21,579   $ 219,920     39,958   $  399,935
  Redeemed                      (58,685)    (600,178)       (12)        (125)        (3)        (25)        (2)         (25)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                 24,713   $  238,809     38,280   $  388,688     21,576   $ 219,895     39,956   $  399,910
                                =======   ==========   ========   ==========   ========   =========   ========   ==========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


                                      CLASS A                 CLASS B                CLASS C                 CLASS X
                                --------------------   ---------------------   --------------------   ---------------------
                                SHARES      AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
HIGH YIELD BOND:
  Sold                          216,427   $2,168,207     92,594   $  924,866     21,719   $ 216,988     60,245   $  600,477
  Reinvested                        336        3,338        106        1,056         47         469         82          811
  Redeemed                         (718)      (7,184)       (53)        (532)    (1,002)     (9,951)    (4,306)     (43,056)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                216,045   $2,164,361     92,647   $  925,390     20,764   $ 207,506     56,021   $  558,232
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
INTERNATIONAL EQUITY:
  Sold                           23,490   $  220,217     42,608   $  405,136     21,627   $ 207,357     84,453   $  806,216
  Redeemed                         (123)      (1,174)       (81)        (797)        (3)        (25)    (2,063)     (19,413)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                 23,367   $  219,043     42,527   $  404,339     21,624   $ 207,332     82,390   $  786,803
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
CAPITAL GROWTH:
  Sold                           66,046   $  768,680    168,878   $1,766,154     44,354   $ 465,523    144,494   $1,503,024
  Redeemed                       (5,101)     (59,528)      (298)      (3,181)        (3)        (25)       (10)        (105)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                 60,945   $  709,152    168,580   $1,762,973     44,351   $ 465,498    144,484   $1,502,919
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
EQUITY INCOME:
  Sold                           44,136   $  459,412    134,825   $1,411,321     24,377   $ 255,486    112,415   $1,168,540
  Redeemed                           --           --       (162)      (1,731)        --          --        (32)        (339)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                 44,136   $  459,412    134,663   $1,409,590     24,377   $ 255,486    112,383   $1,168,201
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
TOTAL RETURN BOND:
  Sold                            5,693   $   57,481     54,044   $  542,228     16,227   $ 163,314     40,314   $  405,133
  Reinvested                         10          103         20          202         10         103         43          430
  Redeemed                         (746)      (7,525)      (202)      (2,025)        (3)        (25)       (23)        (233)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                  4,957   $   50,059     53,862   $  540,405     16,234   $ 163,392     40,334   $  405,330
                                =======   ==========   ========   ==========   ========   =========   ========   ==========
MONEY MARKET:
  Sold                          374,404   $  374,404    702,299   $  702,299    531,152   $ 531,152    874,395   $  874,395
  Reinvested                      1,094        1,094      1,141        1,141        891         891        725          725
  Redeemed                      (78,485)     (78,485)  (349,856)    (349,856)  (200,540)   (200,540)  (308,714)    (308,714)
                                -------   ----------   --------   ----------   --------   ---------   --------   ----------
    Net Increase                297,013   $  297,013    353,584   $  353,584    331,503   $ 331,503    566,406   $  566,406
                                =======   ==========   ========   ==========   ========   =========   ========   ==========

5. TAX MATTERS
================================================================================

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 1997, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                      EXPIRING
                                      IN 2005
                                      ========
Small Company Value                   $    37
Strategic Balanced                      1,010
High Yield Bond                         4,183
Capital Growth                         38,807
Equity Income                          12,699

6. PORTFOLIO SECURITIES
================================================================================

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the six months ended April 30, 1998, were as follows:

                                               PURCHASES       SALES
                                              ===========    ==========
International Small Cap                       $ 2,709,472     $  378,920
Small Cap                                       4,513,660        901,116
Small Company Value                            17,594,894        162,871
Strategic Balanced                              4,258,967      1,053,056
High Yield Bond                                17,133,672      1,951,231
Value + Growth                                  8,610,305      2,370,338
Growth & Income                                 8,549,068        127,000
Overseas Growth                                 7,029,285        554,799

     Purchases and sales of U.S. government securities, during the six months ended April 30, 1998, were as follows:

                                                 PURCHASES      SALES
                                                 ==========    ========
Strategic Balanced                               $2,578,684    $194,285

     At April 30, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for federal income tax purposes, were as follows:

                                          GROSS           GROSS
                         AGGREGATE      UNREALIZED      UNREALIZED     NET UNREALIZED
                           COST        APPRECIATION    DEPRECIATION     APPRECIATION
                       ============    ============    ============    ==============
International Small
  Cap                  $ 2,726,508      $  374,884       $ 72,886        $  301,998
Small Cap                4,553,491         433,733         85,342           348,391
Small Company Value     22,297,667       1,551,963        443,731         1,108,232
Strategic Balanced       7,183,741         482,486         45,478           437,008
High Yield Bond         19,240,297         197,688         60,697           136,991
Value + Growth           6,861,218         367,683        109,337           258,346
Growth & Income          8,937,213         357,478         76,508           280,970
Overseas Growth          7,689,941         336,983        126,318           210,665

                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                 APRIL 30, 1998
                                  (UNAUDITED)

               ASMT T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                        ASMT JPM MONEY MARKET PORTFOLIO

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
FOREIGN STOCK -- 88.7%
  ARGENTINA -- 0.9%
    Banco de Galicia y
      Buenos Aires SA de CV
      [ADR]                      434    $    10,633
    Banco Frances SA             360         10,464
    Perez Companc SA           1,840         11,133
    Telefonica de Argentina
      SA Cl-B [ADR]              490         18,896
    YPF SA [ADR]               1,210         42,199
                                        -----------
                                             93,325
                                        -----------
  AUSTRALIA -- 2.0%
    Australian Gas Light
      Co. Ltd.                 2,032         15,119
    Broken Hill Proprietary
      Co. Ltd.                 1,017          9,946
    Commonwealth Bank of
      Australia                2,050         24,606
    John Fairfax Holdings
      Ltd.                     6,000         10,953
    Lend Lease Corp. Ltd.      1,000         22,950
    National Australia Bank
      Ltd.                     1,000         14,213
    News Corp. Ltd.            2,005         13,438
    News Corp. Ltd. Pfd.       2,000         11,266
    Publishing &
      Broadcasting Ltd.        3,000         14,337
    Sydney Harbour Casino
      Holdings Ltd.*          13,000          9,239
    Tabcorp Holdings Ltd.      2,000         10,888
    Telstra Corp. Ltd.*        7,000         16,430
    Westpac Banking Corp.
      Ltd.                     3,000         20,146
    Woodside Petroleum Ltd.    1,000          6,539
                                        -----------
                                            200,070
                                        -----------
  BELGIUM -- 1.4%
    Credit Communal Holding
      Dexia SA                   130         17,798
    Generale de Banque SA         60         34,631
    Kredietbank NV               150         84,553
                                        -----------
                                            136,982
                                        -----------
  BRAZIL -- 2.4%
    Centrais Electrobras
      Brasileiras SA [ADR]     1,000         20,760
    Companhia Brasileira de
      Distribuicoa Grupo
      Pao de Acucar [GDR]      1,000         26,625
    Companhia Energetica de
      Minas Geras [ADR]        1,000         48,076
    Telebras SA [ADR]          1,000        121,812
    Usinas Siderurgicas de
      Minas Gerais SA [ADR]    3,000         20,716
                                        -----------
                                            237,989
                                        -----------
  CANADA -- 0.3%
    Alcan Aluminium Ltd.         320    $    10,380
    Royal Bank of Canada         250         14,926
                                        -----------
                                             25,306
                                        -----------
  CHILE -- 0.3%
    Compania Cervecerias
      Unidas SA [ADR]            430         11,879
    Empresa Nacional de
      Electridad SA [ADR]        516          8,998
    Enersis SA [ADR]             424         12,481
                                        -----------
                                             33,358
                                        -----------
  DENMARK -- 0.3%
    Den Danske Bank              150         18,193
    Unidanmark AS Cl-A           130         10,923
                                        -----------
                                             29,116
                                        -----------
  FINLAND -- 0.4%
    Nokia AB Cl-A                540         36,178
                                        -----------
  FRANCE -- 8.8%
    Accor SA                      60         16,342
    Alcatel Alsthom              300         55,585
    AXA SA                       460         53,967
    Canal Plus                    80         13,892
    Carrefour Supermarche
      SA                          50         28,624
    Compagnie de
      Saint-Gobain               270         44,957
    Compagnie Generale des
      Eaux                       520         96,607
    Credit Commercial de
      France                     230         18,346
    Dexia France                 120         14,517
    Groupe Danone                110         25,956
    L'Oreal                       30         14,308
    Lafarge SA                   120         11,326
    Lapeyre SA                   180         13,670
    Legrand SA                    50         13,211
    Louis Vuitton Moet
      Hennessy                   120         24,687
    Pinault-Printemps
      Redoute SA                 130         96,737
    Sanofi SA                    440         53,302
    Schneider SA                 650         48,606
    Societe Generale             140         29,127
    Societe Nationale Elf
      Aquitaine SA               260         34,089
    Societe Television
      Francaise                  280         39,317
    Sodexho SA                   308         56,351
    Total SA Cl-B                730         86,735
                                        -----------
                                            890,259
                                        -----------

                                                   AMERICAN SKANDIA MASTER TRUST


---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  GERMANY -- 5.7%
    Allianz AG                   150    $    46,350
    Bayer AG                     860         38,339
    Bayerische Hypotheken-
      und Wechsel-Bank AG        490         27,579
    Bayerische Vereinsbank
      AG                         460         34,349
    Bilfinger & Berger Bau
      AG                         310         10,520
    Commerzbank AG               400         15,547
    Deutsche Bank AG             700         54,299
    Deutsche Telekom AG          520         13,272
    Dresdner Bank AG             630         34,230
    Fresenius AG Pfd.             50         12,106
    Gehe AG                      950         49,498
    Hoechst AG                   330         13,296
    Hornbach Holdings AG
      Pfd.                       200         19,448
    Mannesmann AG                 30         23,639
    Rhoen-Klinikum AG             50          5,182
    SAP AG                       120         56,707
    SAP AG Pfd.                   80         39,989
    Siemens AG                   180         10,597
    Veba AG                      760         50,102
    Volkswagen AG                 21         16,752
                                        -----------
                                            571,801
                                        -----------
  HONG KONG -- 1.9%
    Cheung Kong Holdings
      Ltd.                     3,000         19,946
    China Light & Power Co.
      Ltd.                     3,000         14,407
    Dao Heng Bank Group
      Ltd.                     3,000          8,869
    Hang Seng Bank Ltd.        1,000          8,424
    Henderson Land
      Development Co. Ltd.     3,000         13,400
    Hong Kong & China Gas
      Co. Ltd.                16,500         22,473
    Hong Kong & China Gas
      Co. Ltd. Warrants*         750              0
    Hong Kong Land Holdings
      Ltd.                     4,000          5,640
    HSBC Holdings PLC            400         11,412
    Hutchison Whampoa Ltd.     7,000         43,287
    New World Development
      Co. Ltd.                 6,279         17,874
    Swire Pacific Ltd. Cl-A    5,000         24,980
                                        -----------
                                            190,712
                                        -----------
  ITALY -- 4.6%
    Assicurazioni Generali     1,160         34,893
    Banca Commerciale
      Italia NA                2,000         10,113
    Banca di Roma*            12,000         22,111
    Credito Italiano SPA      13,000         68,303
    Ente Nazionale
      Idrocarburi SPA          8,000         53,591
    Istituto Mobiliare
      Italiano SPA             1,000         16,284
    Istituto Nazionale
      delle Assicurazioni      4,000         11,953
    Italgas SPA                2,000          9,258
    Mediolanum SPA             1,000         29,967
    Telecom Italia Mobile
      SPA                     17,000         96,899
    Telecom Italia SPA        14,000        104,687
                                        -----------
                                            458,059
                                        -----------
  JAPAN -- 14.2%
    Advantest Corp.              220         14,819
    Alps Electric Co. Ltd.     1,000         10,444
    Canon, Inc.                4,000         94,755
    Citizen Watch Co. Ltd.     2,000         13,472
    Dai Nippon Screen
      Manufacturing Co.
      Ltd.                     1,000          4,654
    Daiichi Pharmaceutical
      Co. Ltd.                 3,000         43,117
    Daiwa House Industry
      Co. Ltd.                 3,000         24,294
    DDI Corp.                      3          7,606
    Denso Corp.                4,000         68,872
    East Japan Railway Co.
      Ltd.                         7         34,966
    Fanuc Co.                    400         14,773
    Hitachi Ltd.               3,000         21,547
    Ito-Yokado Co. Ltd.        1,000         51,843
    Kao Corp.                  2,000         29,441
    Kokuyo Co. Ltd.            1,000         17,180
    Komatsu Ltd.               2,000          9,082
    Komori Corp.               1,000         17,029
    Kuraray Co. Ltd.           2,000         16,923
    Kyocera Corp.              1,000         52,524
    Makita Corp.               1,000         10,898
    Matsushita Electric
      Industrial Co.           4,000         64,179
    Mauri Co. Ltd.             3,000         47,453
    Mitsubishi Corp.           2,000         15,137
    Mitsubishi Heavy
      Industries Ltd.         10,000         37,085
    Mitsui Fudosan Co. Ltd.    6,000         54,855
    Murata Manufacturing
      Co. Ltd.                 1,000         29,365
    NEC Corp.                  7,000         78,937
    Nippon Steel Co.           5,000          8,060
    Nippon Telegraph &
      Telephone Corp.              3         26,338
    Nomura Securities Co.
      Ltd.                     4,000         48,891
    Pioneer Electronic
      Corp.                    1,000         16,423
    Sankyo Co. Ltd.            2,000         49,648
    Sekisui Chemical Co.
      Ltd.                     5,000         27,511
    Sekisui House Ltd.         1,000          7,826
    Sharp Corp.                1,000          7,871
    Shin-Etsu Chemical Co.     2,000         39,052
    Sony Corp.                   800         66,662
    Sumitomo Corp.             4,000         23,008

                                                   AMERICAN SKANDIA MASTER TRUST



ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
    Sumitomo Electric
      Industries               6,000    $    71,611
    Sumitomo Forestry Co.      2,000         11,731
    TDK Corp.                  1,000         79,164
    Teijin Ltd.                4,000         11,443
    Tokio Marine & Fire
      Insurance Co.            1,000         10,898
    Toppan Printing Co.
      Ltd.                     2,000         23,810
    UNY Co. Ltd.               1,000         16,120
                                        -----------
                                          1,431,317
                                        -----------
  KOREA -- 0.1%
    Korea Fund, Inc.**         1,714         13,176
                                        -----------
  MALAYSIA -- 0.1%
    Tanjong PLC                6,000         13,636
                                        -----------
  MEXICO -- 2.2%
    Cementos de Mexico SA
      de CV [ADS]*             2,000         18,625
    Cemex SA Cl-B*             3,000         17,810
    Cifra SA [ADR]*              621          1,252
    Fomento Economico
      Mexicano SA Cl-B         2,000         15,407
    Gruma SA [ADS] 144A*         516          4,741
    Gruma SA Cl-B*             4,000          9,188
    Grupo Financiero
      Banamex SA Cl-B*         4,000         12,415
    Grupo Modelo SA Cl-C       1,000          9,459
    Kimberly-Clark de
      Mexico SA Cl-A           4,000         19,483
    Panamerican Beverages,
      Inc. Cl-A                1,000         39,875
    Telefonos de Mexico SA
      Cl-L [ADR]               1,000         56,625
    TV Azteca SA de CV
      [ADR]*                   1,000         18,625
                                        -----------
                                            223,505
                                        -----------
  NETHERLANDS -- 9.9%
    ABN AMRO Holding NV        1,670         40,665
    AKZO Nobel NV                 60         12,205
    ASM Lithography Holding
      NV*                        110          9,985
    Baan Co. NV*                 320         14,016
    Baan Co. NV [ADR]*           450         19,969
    CSM NV                     1,550         83,848
    Elsevier NV                6,080         91,779
    Fortis Amev NV               830         48,555
    Gucci Group NV               335         15,598
    ING Groep NV               2,510        163,109
    Koninklijke Ahold NV         650         20,267
    Koninklijke Numico NV        370         12,361
    Koninklijke PTT
      Nederland NV               280         14,468
    Polygram NV                1,050         43,341
    Royal Dutch Petroleum
      Co.                      3,100        171,071
    Royal Philips
      Electronics NV             270         23,786
    Unilever NV                  780         55,513
    Wolters Kluwer NV          1,200        156,851
                                        -----------
                                            997,387
                                        -----------
  NEW ZEALAND -- 0.3%
    Fletcher Challenge
      Building Ltd.            5,000         10,113
    Fletcher Challenge
      Energy Ltd.              3,000         10,235
    Telecom Corp. of New
      Zealand Ltd.             3,000         14,252
                                        -----------
                                             34,600
                                        -----------
  NORWAY -- 1.8%
    Norsk Hydro AS             1,350         67,336
    Orkla ASA Cl-A               900        106,676
    Saga Petroleum ASA Cl-B      520          9,273
                                        -----------
                                            183,285
                                        -----------
  PORTUGAL -- 0.3%
    Jeronimo Martins, SGPS,
      SA                         750         35,064
                                        -----------
  SINGAPORE -- 0.4%
    Overseas Union Bank
      Ltd.                     2,000          7,578
    Singapore Press
      Holdings Ltd.            1,276         14,102
    Singapore
      Telecommunications
      Ltd.                     6,000         10,306
    United Overseas Bank
      Ltd.                     1,000          4,736
                                        -----------
                                             36,722
                                        -----------
  SPAIN -- 2.6%
    Banco Bilbao Vizcaya SA      400         20,575
    Banco Popular Espanol
      SA                         360         29,525
    Banco Santander SA         1,120         59,154
    Corporacion Bancaria de
      Espana SA                  310         25,831
    Endesa SA                  1,400         33,986
    Gas Natural SDG SA           300         19,211
    Iberdrola SA                 950         15,271
    Repsol SA                    220         12,053
    Telefonica de Espana SA    1,100         45,901
    Telefonica de Espana SA
      Rights*                  1,100            852
                                        -----------
                                            262,359
                                        -----------

                                                   AMERICAN SKANDIA MASTER TRUST



---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  SWEDEN -- 3.3%
    ABB AB Cl-A                1,390    $    22,542
    Astra AB Cl-B              4,220         83,977
    Atlas Copco AB Cl-B        1,020         30,051
    Electrolux AB Cl-B           620         57,683
    Hennes & Mauritz AB
      Cl-B                     1,010         52,596
    Nordbanken Holding Co.
      AB                       7,780         57,303
    Sandvik AB Cl-B              860         24,782
                                        -----------
                                            328,934
                                        -----------
  SWITZERLAND -- 6.8%
    ABB AG                        30         49,202
    Adecco SA                    100         43,668
    Credit Suisse Group          220         48,402
    Nestle SA                     80        155,206
    Novartis AG                  110        181,874
    Roche Holding AG              10        101,371
    Swiss Bank Corp.             160         55,576
    Union Bank of
      Switzerland                 30         48,322
                                        -----------
                                            683,621
                                        -----------
  UNITED KINGDOM -- 17.7%
    Abbey National PLC         3,000         56,329
    Argos PLC                  4,000         43,305
    ASDA Group PLC            11,000         36,830
    BG PLC                     3,000         16,026
    British Petroleum Co.
      PLC                      3,000         47,376
    Cable & Wireless PLC       4,000         45,813
    Cadbury Schweppes PLC      4,000         58,319
    Caradon PLC                6,000         19,412
    Compass Group PLC          2,000         34,610
    Diageo PLC                11,776        140,188
    Electrocomponents PLC      3,000         29,168
    Glaxo Wellcome PLC         5,000        141,283
    Kingfisher PLC             7,000        127,105
    Ladbroke Group PLC         3,000         16,490
    National Westminster
      Bank PLC                11,000        220,151
    Rank Group PLC             5,000         32,353
    Reed International PLC    13,000        114,874
    Rolls-Royce PLC            4,000         18,659
    RTZ Corp. PLC              3,000         43,062
    Safeway PLC                6,000         35,764
    Shell Transport &
      Trading Co. PLC         17,000        126,486
    Smith, (David S.)
      Holdings PLC             5,000         19,019
    SmithKline Beecham PLC    15,000        178,819
    Tesco PLC                  3,000         28,089
    Tomkins PLC               12,000         70,625
    United News & Media PLC    6,000         81,359
                                        -----------
                                          1,781,514
                                        -----------
TOTAL INVESTMENTS -- 88.7%
  (Cost $8,283,606)                       8,928,275
OTHER ASSETS LESS
  LIABILITIES -- 11.3%                    1,137,314
                                        -----------
NET ASSETS -- 100.0%                    $10,065,589
                                        ===========

Foreign currency exchange contracts outstanding at April 30, 1998:

                                                                  UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE   CONTRACTS    APPRECIATION
MONTH        TYPE       RECEIVE           FOR       AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------
05/98        Buy     AUD     15,495    $ 10,040     $ 10,108         $ 68
05/98        Buy     FRF    510,643      84,998       85,060           62
05/98        Buy     GBP     94,552     157,808      158,065          257
05/98        Buy     ITL 37,890,490      21,299       21,388           89
05/98        Buy     NZD     16,573       9,181        9,207           26
                                       --------     --------         ----
                                       $283,326     $283,828         $502
                                       ========     ========         ====

                                                               UNREALIZED
SETTLEMENT          CONTRACTS TO   IN EXCHANGE   CONTRACTS    APPRECIATION
MONTH        TYPE     DELIVER          FOR       AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------
05/98        Sell   BEF  24,600      $   665      $   665         $--
05/98        Sell   CHF   2,123        1,411        1,416          (5)
05/98        Sell   FRF 510,643       84,966       84,885          81
05/98        Sell   GBP     972        1,625        1,625          --
05/98        Sell   HKD  13,215        1,706        1,706          --
                                     -------      -------         ---
                                     $90,373      $90,297         $76
                                     =======      =======         ===

-------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
** Closed-end funds.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.1% of net assets.

See Notes to Financial Statements.

ASMT JANUS
CAPITAL GROWTH PORTFOLIO

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
COMMON STOCK -- 94.8%
  AIRLINES -- 0.3%
    UAL Corp.*                  1,455    $   126,857
                                         -----------
  BEVERAGES -- 0.6%
    Coca-Cola
      Enterprises, Inc.         7,776        293,544
                                         -----------
  BROADCASTING -- 4.5%
    Chancellor Media
      Corp. Cl-A*              45,270      2,147,496
                                         -----------
  CHEMICALS -- 0.7%
    Cytec Industries,
      Inc.*                     1,855        101,561
    Monsanto Co.                4,025        212,822
                                         -----------
                                             314,383
                                         -----------
  COMPUTER HARDWARE -- 4.9%
    Dell Computer Corp.*       25,190      2,034,093
    Visual Networks,
      Inc.*                     9,061        300,145
                                         -----------
                                           2,334,238
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 28.8%
    America Online,
      Inc.*                    32,520      2,601,600
    Cisco Systems, Inc.*       30,420      2,228,265
    Exodus
      Communications,
      Inc.*                    36,695      1,394,410
    Intuit, Inc.*              20,715      1,101,780
    Microsoft Corp.*           35,470      3,196,734
    Saville Systems
      Ireland PLC [ADR]*       30,750      1,533,656
    VERITAS Software
      Corp.*                   31,080      1,701,630
                                         -----------
                                          13,758,075
                                         -----------
  CONSUMER PRODUCTS & SERVICES -- 1.3%
    Colgate-Palmolive
      Co.                       6,875        616,602
                                         -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 7.7%
    AES Corp.*                  2,925        161,424
    General Electric Co.       19,025      1,619,503
    Texas Instruments,
      Inc.                     29,935      1,917,710
                                         -----------
                                           3,698,637
                                         -----------
  ENTERTAINMENT & LEISURE -- 0.6%
    Travel Services
      International,
      Inc.*                     7,595        280,066
                                         -----------
  FARMING & AGRICULTURE -- 0.2%
    Delta & Pine Land
      Co.                       2,731        125,797
                                         -----------
  FINANCIAL -- BANK & TRUST -- 8.0%
    BankAmerica Corp.           7,925        673,625
    Citicorp                    8,765      1,319,132
    Mercantile
      Bancorporation,
      Inc.                      1,182         65,453
    U.S. Bancorp               13,940      1,770,380
                                         -----------
                                           3,828,590
                                         -----------
  FINANCIAL SERVICES -- 12.8%
    American Express Co.       21,330      2,175,660
    Fannie Mae                 17,950      1,074,756
    Merrill Lynch & Co.,
      Inc.                      8,188        718,497
    Morgan Stanley, Dean
      Witter & Co.             20,860      1,645,333
    Schwab, (Charles)
      Corp.                    14,490        507,150
                                         -----------
                                           6,121,396
                                         -----------
  HOTELS & MOTELS -- 0.5%
    Starwood Hotels &
      Resorts [REIT]            4,940        247,926
                                         -----------
  PHARMACEUTICALS -- 13.5%
    Lilly, (Eli) & Co.         20,881      1,452,535
    MedImmune, Inc.*           18,935        998,821
    Pfizer, Inc.               19,153      2,179,850
    Warner-Lambert Co.          9,686      1,832,470
                                         -----------
                                           6,463,676
                                         -----------
  RETAIL & MERCHANDISING -- 1.7%
    Costco Companies,
      Inc.*                    14,515        811,025
                                         -----------
  SEMICONDUCTORS -- 1.5%
    Intel Corp.                 8,825        713,171
                                         -----------
  TELECOMMUNICATIONS -- 7.2%
    CIENA Corp.*               15,215        848,236
    Level 3
      Communications,
      Inc.*                    22,575      1,399,650
    Lucent Technologies,
      Inc.                      4,810        366,162
    Qwest Communications
      International,
      Inc.*                    22,145        853,966
                                         -----------
                                           3,468,014
                                         -----------
TOTAL COMMON STOCK (Cost
  $38,660,327)                            45,349,493
                                         -----------
FOREIGN STOCK -- 1.3%
    PHARMACEUTICALS
      SmithKline Beecham
      PLC -- (GBP)
  (Cost $692,545)              50,511        602,156
                                         -----------


                                PAR
                               (000)
                              ------
CORPORATE OBLIGATIONS -- 1.3%
  ENTERTAINMENT & LEISURE -- 0.6%
    Venetian Casino Resort
      LLC Mtge. 144A 12.25%,
      11/15/04                $  275        285,313
                                        -----------

                                                   AMERICAN SKANDIA MASTER TRUST


---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
  TELECOMMUNICATIONS -- 0.7%
    Lenfest Communications,
      Inc. Sr. Notes 144A
      7.625%, 02/15/08        $  140    $   140,000
    Lenfest Communications,
      Inc. Sr. Sub. Notes
      144A 8.25%, 02/15/08       175        177,188
                                        -----------
                                            317,188
                                        -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $589,562)                           602,501
                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.6%
    Federal Home Loan
      Mortgage Corp. Disc.
      Notes
      5.45%, 05/01/98
  (Cost $5,100,000)            5,100      5,100,000
                                        -----------
---------------------------------------------------
                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS -- 108.0%
  (Cost $45,042,434)                    $51,654,150
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (8.0%)                       (3,809,811)
                                        -----------
NET ASSETS -- 100.0%                    $47,844,339
                                        ===========

-------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.3% of net assets.

See Notes to Financial Statements.

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 69.7%
  AEROSPACE -- 2.1%
    AlliedSignal, Inc.         9,000    $   394,312
    Boeing Co.                 5,900        295,369
                                        -----------
                                            689,681
                                        -----------
  AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co.             5,000        229,062
                                        -----------
  BEVERAGES -- 0.7%
    Anheuser-Busch
      Companies, Inc.          4,600        210,737
                                        -----------
  CHEMICALS -- 2.9%
    Dow Chemical Co.           4,300        415,756
    Monsanto Co.              10,300        544,612
                                        -----------
                                            960,368
                                        -----------
  COMPUTER HARDWARE -- 1.3%
    International Business
      Machines Corp.           3,700        428,737
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 3.6%
    Ceridian Corp.*            6,000        339,375
    Computer Sciences Corp.*   8,000        422,000
    First Data Corp.          12,200        413,275
                                        -----------
                                          1,174,650
                                        -----------
  CONGLOMERATES -- 1.3%
    Textron, Inc.              5,500        430,375
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    Colgate-Palmolive Co.      4,100        367,719
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 3.8%
    Emerson Electric Co.       7,200        458,100
    General Electric Co.       6,100        519,262
    Tandy Corp.                5,000        248,750
                                        -----------
                                          1,226,112
                                        -----------
  FINANCIAL -- BANK & TRUST -- 6.8%
    Bank of New York Co.,
      Inc.                     5,000        295,312
    Charter One Financial,
      Inc.                     6,000        406,125
    Fleet Financial Group,
      Inc.                     3,000        259,125
    Mellon Bank Corp.          6,000        432,000
    Saint Paul Bancorp, Inc.  17,900        447,500
    Wells Fargo & Co.          1,000        368,500
                                        -----------
                                          2,208,562
                                        -----------
  FINANCIAL SERVICES -- 2.2%
    Ahmanson, (H.F.) & Co.     4,100        312,625
    Waddell & Reed
      Financial, Inc. Cl-A    16,900        418,275
                                        -----------
                                            730,900
                                        -----------
  FOOD -- 4.9%
    General Mills, Inc.        2,250        152,016
    Kellogg Co.                5,300        218,625
    Quaker Oats Co.            7,000        364,000
    Ralston Purina Group       3,000        318,000
    Tasty Baking Co. Cl-A     25,950        535,219
                                        -----------
                                          1,587,860
                                        -----------
  HOTELS & MOTELS -- 1.5%
    Hilton Hotels Corp.       15,800        504,612
                                        -----------
  INSURANCE -- 3.3%
    Allmerica Financial
      Corp.                    5,000        313,125
    Chubb Corp.                5,700        449,944
    Ohio Casualty Corp.        6,500        314,437
                                        -----------
                                          1,077,506
                                        -----------
  OIL & GAS -- 5.6%
    Apache Corp.              10,500        371,437
    Baker Hughes, Inc.         4,600        186,300
    Chevron Corp.              3,200        264,600
    Exxon Corp.                5,300        386,569
    National Fuel Gas Co.      3,100        142,600
    Phillips Petroleum Co.     3,100        153,644
    Royal Dutch Petroleum
      Co.                      5,500        311,094
                                        -----------
                                          1,816,244
                                        -----------
  PAPER & FOREST PRODUCTS -- 2.0%
    Fort James Corp.          13,000        645,125
                                        -----------
  PHARMACEUTICALS -- 6.9%
    American Home
      Products Corp.           3,600        335,250
    Bristol-Myers Squibb Co.   5,600        592,900
    MedImmune, Inc.*           5,500        290,125
    Merck & Co., Inc.          4,200        506,100
    SmithKline Beecham PLC
      [ADR]                    8,600        512,237
                                        -----------
                                          2,236,612
                                        -----------
  RAILROADS -- 1.3%
    Kansas City Southern
      Industries, Inc.         9,600        433,800
                                        -----------
  REAL ESTATE -- 1.0%
    Boston Properties, Inc.
      [REIT]                   3,500        115,719
    Health and Retirement
      Property Trust [REIT]    7,100        138,450
    Kilroy Realty Corp.
      [REIT]                   2,600         68,900
                                        -----------
                                            323,069
                                        -----------
  RETAIL & MERCHANDISING -- 4.6%
    CellStar Corp.*            7,700        251,212
    Dayton-Hudson Corp.        5,100        445,294
    Federated Department
      Stores, Inc.*            2,000         98,375
    Penney, (J.C.) Co., Inc.   4,500        319,781
    Proffitt's, Inc.*         10,000        397,500
                                        -----------
                                          1,512,162
                                        -----------

                                                   AMERICAN SKANDIA MASTER TRUST


---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  SEMICONDUCTORS -- 1.0%
    Motorola, Inc.             5,700    $   317,062
                                        -----------
  TELECOMMUNICATIONS -- 7.5%
    Ameritech Corp.            8,600        366,037
    Bell Atlantic Corp.        3,900        364,894
    GTE Corp.                  6,000        350,625
    SBC Communications, Inc.   8,200        339,788
    Sprint Corp.               4,700        321,363
    Teleport Communications
      Group, Inc. Cl-A*        2,700        145,463
    U.S. West Communications
      Group                    6,000        316,500
    WorldCom, Inc.*            5,500        235,297
                                        -----------
                                          2,439,967
                                        -----------
  TRANSPORTATION -- 2.0%
    CNF Transportation, Inc.  17,000        656,625
                                        -----------
  UTILITIES -- 1.6%
    Northern States Power
      Co.                      4,600        259,325
    Unicom Corp.               7,600        264,100
                                        -----------
                                            523,425
                                        -----------
TOTAL COMMON STOCK
  (Cost $21,003,620)                     22,730,972
                                        -----------
                               PAR
                              (000)
                              ------
CORPORATE OBLIGATIONS -- 17.2%
  BROADCASTING -- 0.8%
    SFX Broadcasting, Inc.
      Sr. Sub. Notes Cl-B
      10.75%, 05/15/06        $  225        249,750
                                        -----------
  BUILDING MATERIALS -- 0.8%
    USG Corp. Sr. Notes
      8.50%, 08/01/05            250        275,625
                                        -----------
  ENTERTAINMENT & LEISURE -- 0.3%
    Time Warner
      Entertainment Co.
      Debs.
      7.25%, 09/01/08            100        105,500
                                        -----------
  FINANCIAL SERVICES -- 0.9%
    Lehman Brothers
      Holdings, Inc. Sr.
      Notes
      8.80%, 03/01/15             25         29,188
    Spieker Properties LP,
      Inc. Debs.
      7.35%, 12/01/17            250        251,875
                                        -----------
                                            281,063
                                        -----------
  HEALTHCARE SERVICES -- 0.2%
    FHP International Corp.
      Sr. Notes
      7.00%, 09/15/03             50         50,500
                                        -----------

---------------------------------------------------
                                PAR
                               (000)          VALUE
---------------------------------------------------
  HOTELS & MOTELS -- 0.3%
    Hilton Hotels Corp. Sr.
      Notes
      7.20%, 12/15/09         $  100    $    96,688
                                        -----------
  INSURANCE -- 0.9%
    Equitable Companies,
      Inc. Sr. Notes
      9.00%, 12/15/04            250        284,063
                                        -----------
  OIL & GAS -- 3.2%
    Belco Oil & Gas Corp.
      Sr. Sub. Notes Cl-B
      8.875%, 09/15/07           100        102,000
    Canadian Forest Oil Ltd.
      Co. Guarantee Notes
      8.75%, 09/15/07             25        252,500
    Gulf Canada Resources
      Ltd. Sr. Notes
      8.25%, 03/15/17            100        106,500
    Noram Energy Corp. Sub.
      Debs. [CVT]
      6.00%, 03/15/12            100         94,750
    Union Texas Petroleum
      Holdings, Inc. Notes
      [VR]
      7.00%, 04/15/08            500        493,750
                                        -----------
                                          1,049,500
                                        -----------
  PAPER & FOREST PRODUCTS -- 0.3%
    Champion International
      Corp. Debs.
      6.40%, 02/15/06            100         99,125
                                        -----------
  PHARMACEUTICALS -- 0.7%
    McKesson Corp. Sub.
      Debs.
      4.50%, 03/01/04            250        224,688
                                        -----------
  TELECOMMUNICATIONS -- 4.7%
    360 Communications
      Co. Notes
      6.65%, 01/15/08            250        251,563
    Centel Capital Corp.
      Debs.
      9.00%, 10/15/19            250        302,188
    Frontier Corp. Notes
      7.25%, 05/15/04            100        104,500
    Level 3 Communications,
      Inc. Sr. Notes 144A
      9.125%, 05/01/08           250        248,125
    MetroNet Communications
      Corp. Sr. Notes
      12.00%, 08/15/07           100        115,375
    NEXTLINK Communications,
      Inc. Sr. Notes
      9.625%, 10/01/07            50         52,625
    PriCellular Wireless
      Corp. Sr. Disc. Notes
      Cl-B
      14.00%, 11/15/01           170        195,288

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                                PAR
                               (000)          VALUE
---------------------------------------------------
    WorldCom, Inc. Sr. Notes
      8.875%, 01/15/06        $  250    $   272,500
                                        -----------
                                          1,542,164
                                        -----------
  UTILITIES -- 4.1%
    Boston Edison Co. Debs.
      7.80%, 03/15/23             25         25,688
    Cleveland Electric
      Illuminating Co. Mtge.
      8.375%, 12/01/11           100        102,750
    Coda Energy, Inc. Co.
      Guarantee Notes
      10.50%, 04/01/06           150        162,375
    Metropolitan Edison Co.
      First Mtge. Medium
      Term Notes Cl-B
      8.15%, 01/30/23             75         80,757
    New York State Electric
      & Gas Corp. First
      Mtge.
      8.30%, 12/15/22            200        215,500
    Pacific Gas & Electric
      Co. First Mtge. Cl-92B
      8.375%, 05/01/25           335        366,825
    Potomac Electric Power
      Co. First Mtge.
      6.25%, 10/15/04            100        101,250
    Tucson Electric Power
      Co. First Mtge.
      7.65%, 05/01/03             45         45,169
    Western Massachusetts
      Electric Co. First
      Mtge. Cl-V
      7.75%, 12/01/02            250        252,546
                                        -----------
                                          1,352,860
                                        -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $5,602,925)                       5,611,526
                                        -----------
U.S. TREASURY OBLIGATIONS -- 3.1%
    U.S. Treasury Notes
      5.625%, 11/30/99        $  250    $   250,227
      6.625%, 05/15/07           250        265,062
      5.50%, 02/15/08            500        493,630
                                        -----------
  (Cost $1,000,965)                       1,008,919
                                        -----------
COMMERCIAL PAPER -- 6.3%
    American Express Co.
      5.53%, 05/01/98          1,551      1,551,000
    General Electric
      Capital Corp.
      5.52%, 05/04/98            500        500,000
                                        -----------
  (Cost $2,051,000)                       2,051,000
                                        -----------
TOTAL INVESTMENTS -- 96.3%
  (Cost $29,658,510)                     31,402,417
OTHER ASSETS LESS
  LIABILITIES -- 3.7%                     1,204,912
                                        -----------
NET ASSETS -- 100.0%                    $32,607,329
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.8% of net assets.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST


ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO

----------------------------------------------------
                                 PAR
                                (000)          VALUE
----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 79.2%
    Federal Home Loan
      Mortgage Corp.
      5.75%, 04/15/08        $  4,600    $ 4,514,486
      6.50%, 12/15/23             199        186,667
      8.50%, 08/01/24-
         10/01/26               3,009      3,145,123
      6.00%, 06/10/28 [TBA]     3,000      2,900,640
                                         -----------
                                          10,746,916
                                         -----------
    Federal National Mortgage Assoc.
      6.199%, 12/01/27-
         05/01/36 [VR]            965        970,812
      6.00%, 06/10/28 [TBA]     4,500      4,343,895
                                         -----------
                                           5,314,707
                                         -----------
    Government National Mortgage
      Assoc.
      7.00%, 11/15/27             493        499,558
                                         -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $16,551,124)                      16,561,181
                                         -----------
CORPORATE OBLIGATIONS -- 13.0%
  FINANCIAL
    SERVICES -- 8.6%
    Lehman Brothers
      Holdings, Inc. Notes
      [VR]
      6.313%, 12/01/00            800        804,125
    Morgan Stanley, Dean Witter & Co.
      Unsecured Sr. Sub. [VR]
      5.986%, 03/11/03          1,000      1,000,710
                                         -----------
                                           1,804,835
                                         -----------
  UTILITIES -- 4.4%
    Long Island Lighting
      Corp. Debs.
      9.00%, 11/01/22             800        910,000
                                         -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $2,720,111)                        2,714,835
                                         -----------
U.S. TREASURY OBLIGATIONS -- 7.1%
    U.S. Treasury Bonds
      6.00%, 02/15/26
  (Cost $1,510,547)             1,500      1,495,800
                                         -----------
COMMERCIAL PAPER -- 38.1%
  CHEMICALS -- 3.3%
    Du Pont, (E.I.) de
      Nemours & Co.
      5.53%, 05/04/98             200        199,908
      5.49%, 07/10/98             200        197,873
      5.48%, 06/03/98             300        298,468
                                         -----------
                                             696,249
                                         -----------
  COMPUTER HARDWARE -- 3.8%
    International Business Machines
      Corp.
      5.51%, 05/11/98             800        798,775
                                         -----------
  CONSUMER PRODUCTS & SERVICES -- 1.5%
    Procter & Gamble Co.
      5.51%, 05/12/98             300        299,495
                                         -----------
  FINANCIAL SERVICES -- 12.8%
    Ford Motor Credit Corp.
      5.48%, 05/26/98        $    100    $    99,619
      5.50%, 07/02/98             500        495,264
      5.52%, 07/16/98             200        197,678
    General Electric
      Capital Corp.
      5.53%, 05/06/98             700        699,462
    KFW International
      Financial Corp.
      5.49%, 05/11/98             300        299,542
    Province of British
      Colombia
      5.48%, 06/08/98             900        894,794
                                         -----------
                                           2,686,359
                                         -----------
  FOOD -- 3.8%
    Sara Lee Corp.
      5.50%, 05/07/98             800        799,267
                                         -----------
  SEMICONDUCTORS -- 1.4%
    Motorola, Inc.
      5.49%, 05/12/98             300        299,497
                                         -----------
  TELECOMMUNICATIONS -- 2.9%
    BellSouth Telecomm,
      Inc.
      5.52%, 06/05/98             400        397,853
      5.49%, 05/20/98             200        199,401
                                         -----------
                                             597,254
                                         -----------
  UTILITIES -- 8.6%
    National Rural Utility
      Corp.
      5.50%, 06/02/98             500        497,556
      5.48%, 06/08/98             400        397,686
    Southwestern Public
      Service Co.
      5.49%, 05/22/98             900        897,118
                                         -----------
                                           1,792,360
                                         -----------
TOTAL COMMERCIAL PAPER
  (Cost $7,969,286)                        7,969,256
                                         -----------
                               SHARES
                               ------
SHORT-TERM INVESTMENTS -- 5.4%
    Temporary Investment
      Cash Fund               565,656        565,656
    Temporary Investment
      Fund                    565,655        565,655
                                         -----------
  (Cost $1,131,311)                        1,131,311
                                         -----------
TOTAL INVESTMENTS -- 142.8%
  (Cost $29,882,379)                      29,872,383
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (42.8%)                       (8,949,603)
                                         -----------
NET ASSETS -- 100.0%                     $20,922,780
                                         ===========

-------------------------------------------------------
Definitions of Abbreviations are included following the Schedules of Investments.


See Notes to Financial Statements.

ASMT JPM
MONEY MARKET PORTFOLIO

---------------------------------------------------
                                PAR
                               (000)          VALUE
---------------------------------------------------
COMMERCIAL PAPER -- 80.6%
  AIRLINES -- 4.9%
    BAA PLC
      5.52%, 06/10/98         $  500    $   496,933
                                        -----------
  BEVERAGES -- 4.9%
    Diageo PLC
      5.49%, 05/29/98            500        497,865
                                        -----------
  BUILDING MATERIALS -- 4.9%
    Halifax Building Society
      5.52%, 06/03/98            500        497,470
                                        -----------
  FINANCIAL -- BANK & TRUST -- 22.8%
    Banque Caisse d'Epar
      5.52%, 07/20/98            500        493,867
    BBL North America
      5.52%, 06/23/98            500        495,937
    Deutsche Bank Financial,
      Inc.
      5.49%, 05/28/98            500        497,941
    National Australia Bank
      Co.
      5.50%, 05/11/98            350        349,465
    Societe Generale of
      North America
      5.53%, 05/27/98            500        498,003
                                        -----------
                                          2,335,213
                                        -----------
  FINANCIAL SERVICES -- 28.2%
    American Express Co.
      5.55%, 05/26/98            400        398,458
    Credgem North America
      5.50%, 06/10/98            500        496,944
    General Electric Capital
      Corp.
      5.53%, 05/14/98            500        499,002
    Paccar Financial Corp.
      5.50%, 05/27/98            500        498,014
    Province of Quebec
      5.48%, 05/28/98            500        497,945
    Xerox Credit Corp.
      5.50%, 06/09/98            500        497,021
                                        -----------
                                          2,887,384
                                        -----------
  FOOD -- 2.3%
    Heinz, (H.J.) Co.
      5.48%, 06/02/98            240        238,831
                                        -----------
  RETAIL & MERCHANDISE -- 4.8%
    Toys 'R' Us, Inc.
      5.50%, 06/03/98            500        497,479
                                        -----------
  TELECOMMUNICATIONS -- 3.9%
    Ameritech Corp.
      5.52%, 05/14/98            400        399,203
                                        -----------
  UTILITIES -- 3.9%
    Southern Co.
      5.55%, 05/19/98            400        398,890
                                        -----------
TOTAL COMMERCIAL PAPER
  (Cost $8,249,268)                       8,249,268
                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.8%
    Federal Home Loan
      Mortgage Corp. Disc.
      Notes
      5.46%, 05/28/98         $  500    $   497,953
    Student Loan Marketing
      Assoc. Disc. Notes
      5.43%, 05/01/98          1,224      1,224,000
                                        -----------
  (Cost $1,721,953)                       1,721,953
                                        -----------
U.S. TREASURY OBLIGATIONS -- 0.5%
    U.S. Treasury Notes
      5.875%, 10/31/98
  (Cost $50,061)                  50         50,061
                                        -----------
TOTAL INVESTMENTS -- 97.9%
  (Cost $10,021,282)                     10,021,282
OTHER ASSETS LESS
  LIABILITIES -- 2.1%                       211,071
                                        -----------
NET ASSETS -- 100.0%                    $10,232,353
                                        ===========

DEFINITION OF ABBREVIATIONS
-----------------------------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
ADS   --   American Depositary Shares
CVT   --   Convertible Security
GDR   --   Global Depositary Receipt
REIT  --   Real Estate Investment Trust
TBA   --   To be Announced Security
VR    --   Variable Rate Bond (Rates shown for
           variable and floating rate securities are
           the coupon rates as of April 30, 1998.)
COUNTRIES/CURRENCIES:
AUD   --   Australia/Australian Dollar
BEF   --   Belgium/Belgian Franc
CHF   --   Switzerland/Swiss Franc
FRF   --   France/French Franc
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar
ITL   --   Italy/Italian Lira
NZD   --   New Zealand/New Zealand Dollar

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST



APRIL 30, 1998
(UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                          ASMT                                        ASMT PIMCO
                                      T. ROWE PRICE                    ASMT INVESCO      TOTAL       ASMT JPM
                                      INTERNATIONAL     ASMT JANUS        EQUITY        RETURN         MONEY
                                         EQUITY       CAPITAL GROWTH      INCOME         BOND         MARKET
                                        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                      =============   ==============   ============   ===========   ===========
ASSETS:
  Investments in Securities at Value
    (A)                                $ 8,928,275     $51,654,150     $31,402,417    $29,872,383   $10,021,282
  Cash                                   1,381,627         148,322         309,379        486,780        31,692
  Receivable For:
    Securities Sold                        113,789         753,696         786,436     14,523,809            --
    Forward Foreign Currency
       Exchange Contracts Purchased            502              --              --             --            --
    Forward Foreign Currency
       Exchange Contracts Sold                  76              --              --             --            --
    Dividends and Interest                  30,224          42,146         167,776        111,796           220
    Contributions by Feeder Funds          144,574              --         426,358        478,123       231,948
  Deferred Organization Costs               21,105          21,157          21,188         21,188        21,200
                                       -----------     -----------     -----------    -----------   -----------
       Total Assets                     10,620,172      52,619,471      33,113,554     45,494,079    10,306,342
                                       -----------     -----------     -----------    -----------   -----------
LIABILITIES:
  Payable to Investment Manager              7,815          34,591          18,487          9,977         3,865
  Payable For:
    Securities Purchased                   543,652       4,723,314         464,000     24,550,856            --
    Withdrawals by Feeder Funds              1,000           2,428          12,292          1,000        63,312
    Accrued Expenses                         2,116          14,799          11,446          9,466         6,812
                                       -----------     -----------     -----------    -----------   -----------
       Total Liabilities                   554,583       4,775,132         506,225     24,571,299        73,989
                                       -----------     -----------     -----------    -----------   -----------
NET ASSETS                             $10,065,589     $47,844,339     $32,607,329    $20,922,780   $10,232,353
                                       ===========     ===========     ===========    ===========   ===========
(A) Investments at Cost                $ 8,283,606     $45,042,434     $29,658,510    $29,882,379   $10,021,282
                                       ===========     ===========     ===========    ===========   ===========

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST


FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                         ASMT
                                     T. ROWE PRICE                    ASMT INVESCO   ASMT PIMCO
                                     INTERNATIONAL     ASMT JANUS        EQUITY         TOTAL        ASMT JPM
                                        EQUITY       CAPITAL GROWTH      INCOME      RETURN BOND   MONEY MARKET
                                       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                     =============   ==============   ============   ===========   ============
INVESTMENT INCOME:
    Interest                           $ 15,681        $  128,214      $  171,138     $348,304       $164,310
    Dividends                            59,835            59,781         114,962           --             --
    Foreign Taxes Withheld               (9,467)           (4,706)         (9,657)      (1,847)           (25)
                                       --------        ----------      ----------     --------       --------
       Total Investment Income           66,049           183,289         276,443      346,457        164,285
                                       --------        ----------      ----------     --------       --------
EXPENSES:
    Advisory Fees                        29,602           109,680          65,276       38,282         15,583
    Shareholder Servicing Fees            1,950             1,950           1,950        1,950          1,950
    Administration and Accounting
       Fees                              27,501            27,500          27,500       27,500             --
    Custodian Fees                        9,422             4,482           3,849        3,315          3,007
    Professional Fees                     2,480             8,329           6,924        4,777          2,547
    Organization Costs                    2,195             2,143           2,198        2,198          2,196
    Trustees' Fees                        1,037             3,467           2,873        1,979          1,049
    Miscellaneous Expenses                2,503               589             763          479            200
                                       --------        ----------      ----------     --------       --------
       Total Expenses                    76,690           158,140         111,333       80,480         26,532
                                       --------        ----------      ----------     --------       --------
Net Investment Income (Loss)            (10,641)           25,149         165,110      265,977        137,753
                                       --------        ----------      ----------     --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net Realized Gain (Loss) on:
       Securities                       (39,378)         (441,389)        540,844       67,114           (751)
       Foreign Currency
         Transactions                    (2,055)             (567)             --           --             --
                                       --------        ----------      ----------     --------       --------
    Net Realized Gain (Loss)            (41,433)         (441,956)        540,844       67,114           (751)
                                       --------        ----------      ----------     --------       --------
    Net Change in Unrealized
       Appreciation (Depreciation)
       on:
       Securities                       837,937         6,604,791       1,687,503      (70,451)            --
       Translation of Assets and
         Liabilities Denominated in
         Foreign Currencies               2,291                42              --           --             --
                                       --------        ----------      ----------     --------       --------
    Net Change in Unrealized
       Appreciation (Depreciation)      840,228         6,604,833       1,687,503      (70,451)            --
                                       --------        ----------      ----------     --------       --------
    Net Gain (Loss) on Investments      798,795         6,162,877       2,228,347       (3,337)          (751)
                                       --------        ----------      ----------     --------       --------
    Net Increase in Net Assets
       Resulting from Operations       $788,154        $6,188,026      $2,393,457     $262,640       $137,002
                                       ========        ==========      ==========     ========       ========

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           ASMT T. ROWE PRICE                  ASMT JANUS
                                                          INTERNATIONAL EQUITY               CAPITAL GROWTH
                                                                PORTFOLIO                       PORTFOLIO
                                                      -----------------------------   -----------------------------
                                                        SIX MONTHS                      SIX MONTHS
                                                          ENDED        PERIOD ENDED       ENDED        PERIOD ENDED
                                                      APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,
                                                       (UNAUDITED)       1997(1)       (UNAUDITED)       1997(1)
                                                      ==============   ============   ==============   ============
FROM OPERATIONS:
  Net Investment Income (Loss)                         $   (10,641)     $  (17,596)    $    25,149     $     7,254
  Net Realized Gain (Loss) on Investments                  (41,433)            518        (441,956)         10,693
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                          840,228        (194,904)      6,604,833           6,925
                                                       -----------      ----------     -----------     -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        788,154        (211,982)      6,188,026          24,872
                                                       -----------      ----------     -----------     -----------
CAPITAL TRANSACTIONS:
  Contributions by Feeder Funds                          9,183,258       4,291,113      39,088,091       9,561,074
  Withdrawals by Feeder Funds                           (3,403,194)       (601,760)     (5,414,555)     (1,623,169)
                                                       -----------      ----------     -----------     -----------
Net Increase in Net Assets from Capital Transactions     5,780,064       3,689,353      33,673,536       7,937,905
                                                       -----------      ----------     -----------     -----------
       Net Increase in Net Assets                        6,568,218       3,477,371      39,861,562       7,962,777
NET ASSETS:
  Beginning of Period                                    3,497,371          20,000       7,982,777          20,000
                                                       -----------      ----------     -----------     -----------
  End of Period                                        $10,065,589      $3,497,371     $47,844,339     $ 7,982,777
                                                       ===========      ==========     ===========     ===========

(1) Commenced operations on June 10, 1997.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     ASMT INVESCO                     ASMT PIMCO                       ASMT JPM
                                     EQUITY INCOME                 TOTAL RETURN BOND                 MONEY MARKET
                                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                             -----------------------------   -----------------------------   -----------------------------
                               SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                 ENDED        PERIOD ENDED       ENDED        PERIOD ENDED       ENDED        PERIOD ENDED
                             APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,    APRIL 30, 1998   OCTOBER 31,
                              (UNAUDITED)       1997(2)       (UNAUDITED)       1997(2)       (UNAUDITED)       1997(3)
                             ==============   ============   ==============   ============   ==============   ============
FROM OPERATIONS:
  Net Investment Income
    (Loss)                    $   165,110      $   15,296     $   265,977     $    24,066     $    137,753    $     2,325
  Net Realized Gain (Loss)
    on Investments                540,844         (18,651)         67,114           6,883             (751)            32
  Net Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                 1,687,503          56,404         (70,451)         60,455               --             --
                              -----------      ----------     -----------     -----------     ------------    -----------
Net Increase (Decrease) in
  Net Assets Resulting from
  Operations                    2,393,457          53,049         262,640          91,404          137,002          2,357
                              -----------      ----------     -----------     -----------     ------------    -----------
CAPITAL TRANSACTIONS:
  Contributions by Feeder
    Funds                      27,907,041       6,911,291      21,126,656       6,540,625       20,680,858      3,318,286
  Withdrawals by Feeder
    Funds                      (4,195,850)       (481,659)     (5,491,059)     (1,627,486)     (12,580,402)    (1,345,748)
                              -----------      ----------     -----------     -----------     ------------    -----------
Net Increase in Net Assets
  from Capital Transactions    23,711,191       6,429,632      15,635,597       4,913,139        8,100,456      1,972,538
                              -----------      ----------     -----------     -----------     ------------    -----------
       Net Increase in Net
         Assets                26,104,648       6,482,681      15,898,237       5,004,543        8,237,458      1,974,895
NET ASSETS:
  Beginning of Period           6,502,681          20,000       5,024,543          20,000        1,994,895         20,000
                              -----------      ----------     -----------     -----------     ------------    -----------
  End of Period               $32,607,329      $6,502,681     $20,922,780     $ 5,024,543     $ 10,232,353    $ 1,994,895
                              ===========      ==========     ===========     ===========     ============    ===========

(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST


SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                     PORTFOLIO                           RATIO OF NET INVESTMENT
                                           PERIOD    TURNOVER    RATIO OF EXPENSES TO       INCOME (LOSS) TO
                                           ENDED       RATE      AVERAGE NET ASSETS(4)    AVERAGE NET ASSETS(4)
                                          ========   =========   =====================   =======================
ASMT T. ROWE PRICE
INTERNATIONAL EQUITY FUND                 04/30/98*      103%            2.59%                    (0.36)%
                                          10/31/97(1)      1%            6.26%                    (3.78)%
ASMT JANUS
CAPITAL GROWTH FUND                       04/30/98*       20%            1.44%                     0.23%
                                          10/31/97(1)     83%            2.79%                     0.69%
ASMT INVESCO
EQUITY INCOME FUND                        04/30/98*       33%            1.28%                     1.90%
                                          10/31/97(2)     46%            2.66%                     2.39%
ASMT PIMCO TOTAL
RETURN BOND FUND                          04/30/98*      332%            1.37%                     4.52%
                                          10/31/97(2)     93%            2.22%                     3.51%
ASMT JPM
MONEY MARKET FUND                         04/30/98*      N/A             0.86%                     4.44%
                                          10/31/97(3)    N/A             3.91%                     1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized.
 *  Unaudited.

See Notes to Financial Statements.

APRIL 30, 1998
(UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
================================================================================

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at April 30, 1998, consisted of five diversified portfolios: ASMT T. Rowe Price International Equity Portfolio ("International Equity"), ASMT Janus Capital Growth Portfolio ("Capital Growth"), ASMT INVESCO Equity Income Portfolio ("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"), and ASMT JPM Money Market Portfolio ("Money Market") (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of April 30, 1998, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

                                                   AMERICAN SKANDIA MASTER TRUST



FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-on price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION COSTS -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
================================================================================

     The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective
Portfolios: Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for International Equity; Janus Capital Corporation for Capital Growth; INVESCO Trust Co. for Equity Income; Pacific Investment Management Co. for Total Return Bond; and J. P. Morgan Investment Management Inc. for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, .75%, .65%, and .50% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .75%, .45%, .35%, .25%, and .15% of the average daily net assets of the International Equity,

Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Sub-advisors for International Equity and Money Market are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Equity and Money Market are reduced for Portfolio net assets in excess of specified levels.

     Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4. TAX MATTERS
================================================================================

     The Portfolios will be treated as partnerships for federal income tax purposes. Accordingly, each investor in the Portfolios will be allocated its share of net investment income and realized and unrealized gains and losses from investment transactions. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

5. PORTFOLIO SECURITIES
================================================================================

     Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the six months ended April 30, 1998, were as follows:

                                       PURCHASES        SALES
                                      ===========    ===========
International Equity                  $11,613,387    $ 5,718,287
Capital Growth                        39,805,090       3,902,910
Equity Income                         27,488,267       5,542,461
Total Return Bond                     23,964,326      18,443,262

     Purchases and sales of U.S. government securities, during the six months ended April 30, 1998, were as follows:

                                       PURCHASES        SALES
                                      ===========    ===========
Total Return Bond                     $26,998,609    $13,534,517

     At April 30, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows:

                                                                                     NET
                                                   GROSS           GROSS          UNREALIZED
                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                    COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                 ===========    ============    ============    ==============
International Equity             $8,283,606      $  970,151       $325,482        $  644,669
Capital Growth                   45,026,218       6,941,308        345,808         6,595,500
Equity Income                    29,660,071       1,926,665        184,319         1,742,346
Total Return Bond                29,882,379          32,870         42,866            (9,996)
Money Market                     10,021,282              --             --                --


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of American Skandia Advisor Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Skandia Advisor Funds, Inc. (the "Company"), comprising, respectively, ASAF T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund, ASAF JPM Money Market Fund, ASAF Founders International Small Capitalization Fund, ASAF Founders Small Capitalization Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, and ASAF Federated High Yield Bond Fund as of October 31, 1997, and their related statements of operations, changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the American Skandia Advisor Funds, Inc. as of October 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 12, 1997

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1997

             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                    ASAF FOUNDERS SMALL CAPITALIZATION FUND
                  ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-------------------------------------------------------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
FOREIGN STOCK -- 54.2%
  CANADA -- 5.8%
    Cinar Films, Inc. Cl-B*      500       $ 19,438
    Gulf Canada Resources
      Ltd.*                    2,000         16,750
                                           --------
                                             36,188
                                           --------
  CHILE -- 2.9%
    Compania Cervecerias
      Unidas SA [ADR]            750         18,281
                                           --------
  FINLAND -- 2.6%
    Raision Tehtaat Oy*          150         16,256
                                           --------
  FRANCE -- 2.6%
    Coflexip SA [ADR]            300         16,500
                                           --------
  GERMANY -- 2.4%
    Porsche AG Pfd.               10         14,787
                                           --------
  HONG KONG -- 2.9%
    Asia Satellite
      Telecommunications
      Holdings Ltd. [ADR]        775         18,116
                                           --------
  INDONESIA -- 3.0%
    Gulf Indonesia
      Resources Ltd.             900         18,900
                                           --------
  IRELAND -- 2.8%
    Ryanair Holdings PLC SP
      [ADR]*                     700         17,500
                                           --------
  ITALY -- 2.9%
    Industrie Natuzzi SPA
      [ADR]                      800         17,900
                                           --------
  MEXICO -- 2.9%
    Grupo Iusacell [ADR]*      1,000         18,000
                                           --------
  NETHERLANDS -- 2.7%
    Hunter Douglas NV            400         16,489
                                           --------
  NEW ZEALAND -- 2.8%
    Tranz Rail Holdings
      [ADR]                    1,250         16,875
                                           --------
  NORWAY -- 2.8%
    Petroleum Geo Services
      [ADR]                      250         17,312
                                           --------
  PANAMA -- 2.9%
    Banco Latinoamericano
      de Exportaciones SA
      Cl-E                       450         17,888
                                           --------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  SINGAPORE -- 2.9%
    Creative Technology
      Ltd.                       700       $ 17,806
                                           --------
  SPAIN -- 2.8%
    Tele Pizza SA*               250         17,181
                                           --------
  UNITED KINGDOM -- 6.5%
    J.D. Wetherspoon PLC         750         20,311
    JBA Holdings PLC           1,250         20,070
                                           --------
                                             40,381
                                           --------
TOTAL FOREIGN STOCK
  (Cost $345,159)                           336,360
                                           --------
COMMON STOCK -- 5.7%
  APPAREL MANUFACTURERS -- 2.8%
    Tefron Ltd.*                 900         17,269
                                           --------
 TELECOMMUNICATIONS -- 2.9%
    Cellular Communications
      International, Inc.*       450         18,000
                                           --------
TOTAL COMMON STOCK
  (Cost $36,552)                             35,269
                                           --------
TOTAL INVESTMENTS -- 59.9%
  (Cost $381,711)                           371,629
OTHER ASSETS LESS
  LIABILITIES -- 40.1%                      249,177
                                           --------
NET ASSETS -- 100.0%                       $620,806
                                           ========

Foreign currency exchange contracts outstanding at October 31, 1997:

SETTLEMENT              CONTRACTS TO     IN EXCHANGE     CONTRACTS      UNREALIZED
  MONTH        TYPE       RECEIVE            FOR         AT VALUE      APPRECIATION
-----------------------------------------------------------------------------------
11/97          Buy       GBP 12,273        $20,367        $20,580          $213
11/97          Buy       GBP 11,858         19,676         19,883           207
                                           -------        -------          ----
                                           $40,043        $40,463          $420
                                           =======        =======          ====

--------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

See Notes to Financial Statements.

-------------------------------------------------------
ASAF FOUNDERS
SMALL CAPITALIZATION FUND

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
COMMON STOCK -- 20.1%
  BEVERAGES -- 0.3%
    Beringer Wine Estates
      Holdings, Inc.*             75       $  2,325
                                           --------
  BUSINESS SERVICES -- 1.0%
    Pre-Paid Legal
      Services, Inc.             300          9,075
                                           --------
  COMPUTER SERVICES & SOFTWARE -- 7.8%
    Aspen Technology, Inc.       300         11,287
    Avant Corp.*                 300          7,875
    CDW Computers Centers,
      Inc.*                      200         12,400
    Checkfree Corp.*             250          6,750
    Documentum, Inc.*            325          9,709
    Electronic Arts, Inc.*       200          6,775
    HNC Software, Inc.*          300         11,100
    Transaction Systems
      Architects, Inc.*          100          3,913
                                           --------
                                             69,809
                                           --------
  CONSUMER PRODUCTS & SERVICES -- 0.1%
    Vestcom International,
      Inc.                        50            906
                                           --------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.8%
    Concord EFS, Inc.*           300          8,906
    Sanmina Corp.*               100          7,475
                                           --------
                                             16,381
                                           --------
  FOOD -- 1.1%
    JP Foodservice, Inc.*        300          9,581
                                           --------
  HEALTHCARE
    SERVICES -- 1.7%
    Capital Senior Living
      Corp.                      475          7,956
    FPA Medical Management,
      Inc.*                      300          7,238
                                           --------
                                             15,194
                                           --------
  HOTELS & MOTELS -- 1.2%
    Capstar Hotel Co.            300         10,631
                                           --------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.6%
    Henry Schein, Inc.*          300       $  9,863
    Transition Systems,
      Inc.                       200          4,050
                                           --------
                                             13,913
                                           --------
  PHARMACEUTICALS -- 0.7%
    R.P. Scherer Corp.*          100          5,888
                                           --------
  RESTAURANTS -- 0.9%
    CKE Restaurants, Inc.        200          7,988
                                           --------
  RETAIL & MERCHANDISING -- 1.2%
    Stage Stores, Inc.*          300         10,950
                                           --------
 TELECOMMUNICATIONS -- 0.7%
    Echostar Communications
      Corp.                      150          2,850
    REMEC, Inc.*                  25            634
    Smartalk Teleservices,
      Inc.*                      125          2,695
                                           --------
                                              6,179
                                           --------
TOTAL COMMON STOCK
  (Cost $180,836)                           178,820
                                           --------
SHORT-TERM INVESTMENTS -- 8.2%
    Temporary Investment
      Cash Fund               36,602         36,602
    Temporary Investment
      Fund                    36,603         36,603
                                           --------
  (Cost $73,205)                             73,205
                                           --------
TOTAL INVESTMENTS -- 28.3%
  (Cost $254,041)                           252,025
OTHER ASSETS LESS
  LIABILITIES -- 71.7%                      637,058
                                           --------
NET ASSETS -- 100.0%                       $889,083
                                           ========

-------------------------------------------------------
* Non-income producing securities.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-------------------------------------------------------
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
COMMON STOCK -- 83.2%
  AIRLINES -- 1.1%
    Midwest Express
      Holdings, Inc.*            900      $   28,912
                                            --------
  AUTOMOTIVE PARTS -- 2.3%
    Modine Manufacturing
      Co.                        900          30,656
    TBC Corp.*                 2,600          26,650
                                            --------
                                              57,306
                                            --------
  BUILDING MATERIALS -- 7.1%
    Giant Cement Holding,
      Inc.*                      900          21,825
    Gibraltar Steel Corp.*       900          21,262
    Holophane Corp.*           1,200          27,300
    Juno Lighting, Inc.        1,300          23,400
    Lone Star Technologies,
      Inc.*                      500          19,094
    Republic Group, Inc.       1,000          18,750
    Skyline Corp.                700          20,300
    Thomas Industries, Inc.      900          27,000
                                            --------
                                             178,931
                                            --------
  BUSINESS SERVICES -- 1.0%
    Grey Advertising, Inc.        70          24,045
                                            --------
  CHEMICALS -- 2.3%
    Furon Co.                    900          34,312
    Schulman (A.), Inc.        1,000          22,500
                                            --------
                                              56,812
                                            --------
  CLOTHING & APPAREL -- 0.9%
    Unitog Co.                   900          22,275
                                            --------
  COMPUTER HARDWARE -- 1.2%
    Analogic Corp.               800          29,600
                                            --------
  COMPUTER SERVICES & SOFTWARE -- 1.9%
    Analysts International
      Corp.                      700          31,587
    Pioneer Standard
      Electronics, Inc.        1,000          16,375
                                            --------
                                              47,962
                                            --------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    American Safety Razor
      Co.                        700      $   11,550
    Culp, Inc.                   900          17,100
                                            --------
                                              28,650
                                            --------
  CONTAINERS & PACKAGING -- 2.1%
    Aptargroup, Inc.             400          21,975
    First Brands Corp.         1,200          30,600
                                            --------
                                              52,575
                                            --------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.7%
    Electro Rental Corp.*      1,500          54,562
    Landauer, Inc.               600          15,150
    Littelfuse, Inc.*          1,000          30,625
    Nichols Research Corp.*    1,200          29,400
    Scotsman Industries,
      Inc.                       500          13,219
                                            --------
                                             142,956
                                            --------
  ENTERTAINMENT & LEISURE -- 0.6%
    Carmike Cinemas, Inc.*       500          16,250
                                            --------
  ENVIRONMENTAL SERVICES -- 0.2%
    International
      Technology Corp.           600           5,475
                                            --------
  EQUIPMENT
    SERVICES -- 4.2%
    Cort Business Services
      Corp.*                     600          21,825
    Rival Co.                  1,300          20,150
    Unifirst Corp.             1,200          30,150
    VWR Scientific
      Products, Inc.*          1,500          33,000
                                            --------
                                             105,125
                                            --------
  FINANCIAL -- BANK & TRUST -- 4.6%
    Commercial Federal
      Savings & Loan Corp.       300          14,550
    Community First Bank
      Corp.                      700          33,425
    First Republic Bank          900          25,425
    Silicon Valley
      Bancshares*                400          21,850
    Sirrom Capital Corp.         400          20,150
                                            --------
                                             115,400
                                            --------

-------------------------------------------------------
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  FINANCIAL
    SERVICES -- 4.2%
    Amresco, Inc.*               800     $    25,100
    First Financial Fund,
      Inc.                     1,000          22,062
    McGrath Rentcorp           1,500          36,562
    Medallion Financial
      Corp.                    1,000          21,000
                                            --------
                                             104,724
                                            --------
  FOOD -- 0.2%
    Suiza Foods Corp.*           100           5,037
                                            --------
  INSURANCE -- 5.2%
    FBL Financial Group,
      Inc. Cl-A                  900          35,663
    Harleysville Group,
      Inc.                       700          17,850
    Phoenix Resources Corp.
      Cl-A                       700          21,350
    Poe & Brown, Inc.          1,000          41,250
    Presidential Life Corp.      700          13,913
                                            --------
                                             130,026
                                            --------
  LUMBER & WOOD PRODUCTS -- 0.8%
    Deltic Timber Corp.          700          19,731
                                            --------
  MACHINERY & EQUIPMENT -- 4.9%
    Alamo Group, Inc.            700          14,700
    Carbo Ceramics, Inc.         900          29,813
    Greenfield Industries,
      Inc.                       400          15,150
    Smith (A.O.) Corp.           700          29,006
    Woodward Governor Co.      1,000          34,250
                                            --------
                                             122,919
                                            --------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Lunar Corp.                1,600          30,500
    Owens & Minor, Inc.        1,000          14,000
                                            --------
                                              44,500
                                            --------
  METALS & MINING -- 5.6%
    Cambior, Inc.              1,200           9,450
    Dayton Mining Corp.*       2,100           5,250
    Golden Star Resources
      Ltd.*                    1,500           6,750
    Layne Christensen, Inc.      900          17,888
    Material Sciences
      Corp.*                   1,400          20,825
    Myers Industries, Inc.     1,200          21,075
    Penn Virginia Corp.          900          25,650
    Prime Resources Group,
      Inc.                     2,600          17,225
    TriMas Corp.                 600          17,550
                                            --------
                                             141,663
                                            --------
-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  OFFICE EQUIPMENT -- 1.7%
    Aaron Rents, Inc. Cl-A*      500     $     8,687
    Aaron Rents, Inc. Cl-B*      900          15,188
    IDEX Corp.*                  600          20,175
                                            --------
                                              44,050
                                            --------
  OIL & GAS -- 3.2%
    Cross Timbers Oil Co.      1,500          40,031
    Devon Energy Corp.           300          13,425
    Rutherford-Moran Oil
      Corp.*                   1,100          26,950
                                            --------
                                              80,406
                                            --------
  PAPER & FOREST PRODUCTS -- 1.8%
    CSS Industries, Inc.*        800          28,300
    Mosinee Paper                600          16,950
                                            --------
                                              45,250
                                            --------
  PERSONAL SERVICES -- 1.0%
    Matthews International
      Corp.                      600          25,500
                                            --------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  REAL ESTATE -- 6.3%
    Allied Capital
      Commercial Corp.
      [REIT]                   1,000     $    27,875
    Apartment Investment &
      Management Co. Cl-A
      [REIT]                     700          24,806
    CCA Prison Realty Trust
      [REIT]                     500          17,250
    Glenborough Realty
      Trust, Inc. [REIT]         400          10,250
    Innkeepers USA Trust
      [REIT]                   1,200          20,025
    National Health
      Investors, Inc.
      [REIT]                     600          23,513
    Post Properties, Inc
      [REIT]                     400          14,475
    Sun Communities, Inc.
      [REIT]                     600          20,925
                                         ------------
                                             159,119
                                         ------------
  RESTAURANTS -- 3.0%
    Consolidated Products,
      Inc.*                    1,300          25,025
    Ruby Tuesday, Inc.         1,300          35,344
    Sbarro, Inc.                 600          15,863
                                         ------------
                                              76,232
                                         ------------
  RETAIL & MERCHANDISING -- 5.0%
    Carson Pirie Scott &
      Co.                        400          19,275
    Casey's General Stores,
      Inc.                       900          21,712
    Compucom Systems, Inc.*    2,200          20,763
    Fabri-Centers of
      America, Inc. Cl-B*      1,500          30,469
    Hancock Fabrics, Inc.      1,200          16,275
    Stein Mart, Inc.*            600          17,550
                                         ------------
                                             126,044
                                         ------------
  TELECOMMUNICATIONS -- 1.5%
    Aliant Communications,
      Inc.                     1,000          25,625
    Mosiax, Inc.               1,200          11,100
                                         ------------
                                              36,725
                                         ------------
-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  UTILITIES -- 0.7%
    United Water
      Resources, Inc.          1,000     $    16,563
                                         ------------
TOTAL COMMON STOCK
  (Cost $2,122,380)                        2,090,763
                                         ------------

                                  PAR
                                (000)
                               ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.3%
    Federal Home Loan
      Mortgage Corp.
      5.41%, 11/12/97           $ 50       $   49,917
      5.41%, 11/13/97             76           75,863
      5.51%, 11/13/97            191          190,649
      5.40%, 11/28/97             88           87,644
      5.42%, 11/28/97             60           59,756
                                          ------------
                                              463,829
                                          ------------
    Federal National Mortgage
      Association
      5.47%, 11/06/97             46           45,965
                                          ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $509,794)                             509,794
                                          ------------
U.S. TREASURY OBLIGATIONS -- 1.6%
    U.S. Treasury Bills
      4.30%, 11/06/97             27           26,984
      4.87%, 12/18/97             13           12,917
                                          ------------
  (Cost $39,901)                               39,901
                                          ------------
TOTAL INVESTMENTS -- 105.1%
  (Cost $2,672,075)                         2,640,458
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (5.1%)                           (127,352)
                                          ------------
NET ASSETS -- 100.0%                       $2,513,106
                                          ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-------------------------------------------------------
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
COMMON STOCK -- 48.4%
  ADVERTISING -- 1.7%
    Outdoor Systems, Inc.        700       $   21,525
                                             --------
  AEROSPACE -- 0.5%
    BE Aerospace, Inc.           200            5,625
                                             --------
  BROADCASTING -- 1.6%
    Clear Channel
      Communications, Inc.       300           19,800
                                             --------
  COMPUTER HARDWARE -- 2.6%
    Compaq Computer Corp.        200           12,750
    International Business
      Machines Corp.             200           19,612
                                             --------
                                               32,362
                                             --------
  COMPUTER SERVICES & SOFTWARE -- 4.7%
    BMC Software, Inc.*          200           12,075
    Cisco Systems, Inc.*         200           16,406
    Compuware Corp.              300           19,837
    Oracle Corp.                 100            3,578
    Sun Microsystems, Inc.       200            6,850
                                             --------
                                               58,746
                                             --------
  CONGLOMERATES -- 3.3%
    Philip Morris Companies,
      Inc.                       100            3,962
    Tyco International Ltd.    1,000           37,750
                                             --------
                                               41,712
                                             --------
  CONSUMER PRODUCTS & SERVICES -- 5.3%
    Avon Products, Inc.          200           13,100
    Gillette Co.                 100            8,906
    Procter & Gamble Co.         200           13,600
    Samsonite Corp.              400           18,550
    Sunbeam Oster Corp.          100            4,531
    U.S. Industries, Inc.        300            8,063
                                             --------
                                               66,750
                                             --------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.1%
    Altera Corp.                 200            8,875
    Electronics for Imaging,
      Inc.*                      200            9,350

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
    General Electric Co.         400       $   25,825
    KLA Instruments Corp.        200            8,788
    Philips Electronics NV
      [ADR]                      300           23,513
                                             --------
                                               76,351
                                             --------
  ENVIRONMENTAL SERVICES -- 0.9%
    USA Waste Services, Inc.     300           11,100
                                             --------
  FINANCIAL -- BANK & TRUST -- 2.6%
    BankAmerica Corp.            200           14,300
    Charter One Financial,
      Inc.                       105            6,103
    Citicorp                     100           12,506
                                             --------
                                               32,909
                                             --------
  FINANCIAL SERVICES -- 0.4%
    Fannie Mae                   100            4,844
                                             --------
  HEALTHCARE SERVICES -- 0.2%
    Oxford Health Plans, Inc.    100            2,581
                                             --------
  INSURANCE -- 2.4%
    Conseco, Inc.                400           17,450
    SunAmerica, Inc.             350           12,578
                                             --------
                                               30,028
                                             --------
  OIL & GAS -- 5.6%
    Diamond Offshore
      Drilling, Inc.             200           12,450
    Evi, Inc.                    200           12,838
    Falcon Drilling Co., Inc.    600           21,825
    Global Marine, Inc.          200            6,225
    Input-Output, Inc.           600           16,088
                                             --------
                                               69,426
                                             --------
  PHARMACEUTICALS -- 8.8%
    Bristol-Meyers Squibb Co.    200           17,550
    Cardinal Health, Inc.        100            7,425
    Lilly (Eli) & Co.            400           26,750
    Merck & Co., Inc.            100            8,925
    Pfizer, Inc.                 300           21,225
    Warner-Lambert Co.           200           28,638
                                             --------
                                              110,513
                                             --------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

=======================================================
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
  SEMI-CONDUCTORS -- 1.7%
    Intel Corp.                  200      $    15,400
    Motorola, Inc.               100            6,175
                                             --------
                                               21,575
                                             --------
TOTAL COMMON STOCK
  (Cost $614,751)                             605,847
                                             --------
FOREIGN STOCK -- 0.8%
  BEVERAGES
    Panamerican Beverages,
      Inc. Cl-A -- (MXP)
  (Cost $10,780)                 300            9,356
                                             --------
                                PAR
                               (000)
                               ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.0%
    Federal Home Loan Bank
      5.50%, 11/03/97
  (Cost $199,939)               $200          199,939
                                             --------
U.S. TREASURY OBLIGATIONS -- 24.1%
    U.S. Treasury Notes
      6.00%, 07/31/02            100          100,890
      5.875%, 09/30/02           200          200,874
                                             --------
  (Cost $298,652)                             301,764
                                             --------
                               SHARES
                               ------
SHORT-TERM INVESTMENTS -- 2.5%
    Temporary Investment Cash
      Fund                     15,716          15,716
    Temporary Investment Fund  15,717          15,717
                                             --------
  (Cost $31,433)                               31,433
                                             --------
TOTAL INVESTMENTS -- 91.8%
  (Cost $1,155,555)                         1,148,339
OTHER ASSETS LESS LIABILITIES -- 8.2%         102,989
                                             --------
NET ASSETS -- 100.0%                      $ 1,251,328
                                             ========

-------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
See Notes to Financial Statements.


ASAP FEDERATED
HIGH YIELD BOND FUND

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
CORPORATE OBLIGATIONS -- 80.8%
  AUTOMOTIVE PARTS -- 1.4%
    Lear Corp. Sub. Notes
      9.50%, 07/15/06         $   50      $   54,750
                                          ----------
  BROADCASTING -- 8.0%
    Chancellor Media Corp.
      Sr. Sub. Notes 144A
      8.75%, 06/15/07             50          50,375
    Fox Liberty Networks
      LLC, Sr. Notes [STEP]
      144A
      9.553%, 08/15/07            75          47,625
    Frontiervision Holdings
      [STEP] 144A
      11.005%, 09/15/07           75          51,375
    Outdoor Systems, Inc.
      Sr. Sub. Notes
      8.875%, 06/15/07            50          51,750
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%, 05/15/06            50          54,500
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%, 09/30/05            50          52,625
                                          ----------
                                             308,250
                                          ----------
  BUILDING MATERIALS -- 1.4%
    American Builders Sr.
      Sub. Notes 144A
      10.625%, 05/15/07           50          52,250
                                          ----------
  CHEMICALS -- 2.7%
    ISP Holdings, Inc. Sr.
      Notes Cl-B
      9.00%, 10/15/03             50          52,125
    Polymer Group Holdings
      Sr. Sub. Notes 144A
      9.00%, 07/01/07             50          50,250
                                          ----------
                                             102,375
                                          ----------

-------------------------------------------------------
ASAF FEDERATED
HIGH YIELD BOND FUND

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
CLOTHING & APPAREL -- 2.7%
    Dyersburg Corp. Sr. Sub.
      Notes 144A
      9.75%, 09/01/07         $   50     $    51,750
    Pillowtex Corp. Sr. Sub.
      Notes
      10.00%, 11/15/06            50          52,875
                                          ----------
                                             104,625
                                          ----------
  CONSUMER PRODUCTS & SERVICES -- 2.6%
    NBTY, Inc. Sr. Sub.
      Notes 144A
      8.625%, 09/15/07            50          49,250
    Simmons Co. Sr. Sub.
      Notes 10.75%, 04/15/06      50          51,750
                                          ----------
                                             101,000
                                          ----------
  COMPUTER SERVICES & SOFTWARE -- 1.4%
    DecisionOne Corp. Sr.
      Sub. Notes
      9.75%, 08/01/07             50          51,750
                                          ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.8%
    Amphenol Corp. Sr. Sub.
      Notes
      9.875%, 05/15/07            50          52,750
    Fairchild Semiconductor
      Sr. Sub. Notes 144A
      10.125%, 03/15/07           50          53,000
                                          ----------
                                             105,750
                                          ----------
  ENTERTAINMENT & LEISURE -- 2.7%
    Livent, Inc.
      Sr. Notes 144A
      9.375%, 10/15/04            50          50,625
    Six Flags Theme Parks
      Sr. Sub. Notes Cl-A
      [STEP]
      9.746%, 06/15/05            50          53,000
                                          ----------
                                             103,625
                                          ----------
  ENVIROMENTAL SERVICES -- 1.3%
    Allied Waste Industries
      Sr. Disc. Notes Cl-A
      [STEP]
      9.753%, 06/01/07            75          51,375
                                          ----------

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
  FARMING & AGRICULTURE -- 1.4%
    Dimon, Inc. Sr. Notes
      8.875%, 06/01/06        $   50     $    53,625
                                          ----------
  FINANCIAL -- BANK & TRUST -- 1.4%
    First Nationwide
      Holdings Sr. Notes
      12.25%, 05/15/01            50          55,000
                                          ----------
  FOOD -- 6.7%
    Ameriserve Food
      Distributor Sr. Notes
      144A
      8.875%, 10/15/06            50          50,250
    Aurora Foods, Inc. Cl-B
      Sr. Sub. Notes
      9.875%, 02/15/07            50          51,750
    Community Distributors
      Sr. Notes 144A
      10.25%, 10/15/04            50          50,250
    Jitney-Jungle Stores Sr.
      Sub. Notes 144A
      10.375%, 09/15/07           50          52,250
    Stater Bros. Holdings
      Sr. Sub. Notes 144A
      9.00%, 07/01/04             50          51,125
                                          ----------
                                             255,625
                                          ----------
  FURNITURE -- 1.3%
    Falcon Building Products
      Sr. Sub. Notes [STEP]
      10.077%, 06/15/07           75          48,375
                                          ----------
  HEALTHCARE SERVICES -- 1.3%
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      8.00%, 01/15/05             50          50,750
                                          ----------
  INDUSTRIAL PRODUCTS -- 2.7%
    MMI Products, Inc. Sr.
      Sub. Notes Cl-B
      11.25%, 04/15/07            50          54,750
    Playtex Products, Inc.
      Cl-B Sr. Notes
      8.875%, 07/15/04            50          50,125
                                          ----------
                                             104,875
                                          ----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
MACHINERY & EQUIPMENT -- 1.4%
    Clark Materials Handling
      Sr. Notes
      10.75%, 11/15/06        $   50     $    52,750
                                          ----------
  METALS & MINING -- 1.4%
    Ryerson Tull, Inc. Notes
      8.50%, 07/15/01             50          51,875
                                          ----------
  OIL & GAS -- 2.7%
    Abraxas Petroleum Corp.
      Sr. Notes Cl-B
      11.50%, 11/01/04            50          55,000
    Forcenergy, Inc. Sr.
      Sub. Notes
      8.50%, 02/15/07             50          49,750
                                          ----------
                                             104,750
                                          ----------
  PAPER & FOREST PRODUCTS -- 1.3%
    Buckeye Cellulose Corp.
      Sr. Sub. Notes
      9.25%, 09/15/08             50          51,250
                                          ----------
  PRINTING & PUBLISHING -- 2.7%
    Garden State Newspaper
      Sr. Sub. Notes 144A
      8.75%, 10/01/09             50          49,750
    Hollinger International
      Publishing Co. Notes
      9.25%, 03/15/07             50          51,750
                                          ----------
                                             101,500
                                          ----------
  TELECOMMUNICATIONS -- 25.5%
    Cablevision Systems
      Corp. Sr. Sub. Debs.
      9.875%, 02/15/13            50          53,625
    Call-Net Enterprises,
      Inc. Sr. Disc. Notes
      [STEP]
      8.787%, 08/15/07            75          50,625
    Comcast Cellular Sr.
      Notes 144A
      9.50%, 05/01/07             50          52,000
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      11.520%, 03/15/04           75          60,375
    Hermes Europe Railtel
      Sr. Notes 144A
      11.50%, 08/15/07            50          54,750
    Intermedia
      Communications Sr.
      Notes 144A
      8.875%, 11/01/07            50          49,125
    International Cabletel,
      Inc. Sr. Notes [STEP]
      10.118%, 10/15/03           75          70,219
    McLeod, Inc. [STEP] 144A
      9.497%, 03/01/07            75          52,125
    Metronet Communications
      Sr. Disc. Notes [STEP]
      144A
      10.696%, 11/01/07           75          44,625
    Nextel Communications,
      Inc. Sr. Disc.
      Notes [STEP] 144A
      11.267%, 09/15/07           75          42,937
    Paging Network, Inc. Sr.
      Sub. Notes
      10.00%, 10/15/08            50          51,250
    Pegasus Communications
      Sr. Notes 144A
      9.625%, 10/15/05            50          50,375
    Qwest Communications
      International Sr.
      Disc. Notes [STEP]
      9.236%, 10/15/07            75          48,375
    Rogers Cablesystems Sr.
      Notes
      10.00%, 03/15/05            50          54,500
    Source Media, Inc. Sr.
      Secured Notes 144A
      12.00%, 11/01/04            50          50,250
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP]
      9.065%, 07/01/07            75          59,250
    Telesystem International
      Sr. Disc. Notes [STEP]
      11.831%, 11/01/07           50          26,750

-------------------------------------------------------
ASAF FEDERATED
HIGH YIELD BOND FUND

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
    Telewest PLC Debs.
      [STEP]
      10.583%, 10/01/07       $   75     $    56,625
    Viacom, Inc. Sub. Debs.
      8.00%, 07/07/06             50          49,500
                                          ----------
                                             977,281
                                          ----------
  TRANSPORTATION -- 4.0%
    Allied Holdings Sr.
      Notes 144A
      9.625%, 10/01/07            50          51,250
    Ameritruck Distribution
      Sr. Sub. Notes
      12.25%, 11/15/05            50          53,000
    Stena AB Sr. Notes
      8.75%, 06/15/07             50          50,375
                                          ----------
                                             154,625
                                          ----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,122,878)                        3,098,031
                                          ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.7%
    Student Loan Marketing
      Association
      5.63%, 11/03/97
  (Cost $1,294,595)            1,295       1,294,595
                                          ----------
TOTAL INVESTMENTS -- 114.5%
  (Cost $4,417,473)                        4,392,626
LIABILITES IN EXCESS OF OTHER
  ASSETS -- (14.5%)                         (556,167)
                                          ----------
NET ASSETS -- 100.0%                     $ 3,836,459
                                          ==========

-------------------------------------------------------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 30.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

DEFINITION OF ABBREVIATIONS
-------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
COUNTRIES/CURRENCIES:
GBP   --   United Kingdom/British Pound
MXP   --   Mexico/Mexican Peso

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

OCTOBER 31, 1997
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                              ASAF T.
                                            ROWE PRICE                          ASAF INVESCO     ASAF TOTAL      ASAF JPM
                                           INTERNATIONAL       ASAF JANUS          EQUITY          RETURN         MONEY
                                              EQUITY         CAPITAL GROWTH        INCOME           BOND          MARKET
                                               FUND               FUND              FUND            FUND           FUND
                                              ==========         ==========       ==========     ==========     ==========
ASSETS:
  Investments in Corresponding
    Portfolios of American Skandia
    Master Trust                            $ 1,554,547        $4,341,577        $3,302,881      $1,180,008     $1,549,626
  Receivable for Fund Shares Sold                72,365           309,545           500,856          56,002        176,021
  Deferred Organization Costs                    62,074            62,074            62,074          62,074         62,074
  Prepaid Expenses                               16,861            16,862            16,861          16,862         16,861
                                             ----------        ----------        ----------      ----------     ----------
       Total Assets                           1,705,847         4,730,058         3,882,672       1,314,946      1,804,582
                                             ----------        ----------        ----------      ----------     ----------
LIABILITIES:
  Payable for Investments Purchased
    in Corresponding Portfolios of
    American Skandia Master Trust                72,365           309,545           500,856          56,002        176,021
  Payable to Investment Manager                  58,494            44,211            56,470          62,853         50,608
  Payable For:
    Distribution Fees                               708             2,015             1,342             495            917
    Accrued Expenses                             13,099            23,938            15,407          11,887         17,930
    Accrued Dividends                                --                --                --              32            575
                                             ----------        ----------        ----------      ----------     ----------
       Total Liabilities                        144,666           379,709           574,075         131,269        246,051
                                             ----------        ----------        ----------      ----------     ----------
NET ASSETS                                  $ 1,561,181        $4,350,349        $3,308,597      $1,183,677     $1,558,531
                                             ==========        ==========        ==========      ==========     ==========
COMPONENTS OF NET ASSETS
Capital Stock (40 Million Shares
  Authorized, $.001 Par Value Per Share)    $       171        $      419        $      317      $      116     $    1,558
Additional Paid-In Capital                    1,626,481         4,450,123         3,302,372       1,169,070      1,556,948
Undistributed Net Investment Income                  --             7,214             7,857           2,363             --
Accumulated Net Realized Gain
  (Loss) on Investments                              --           (38,807)          (13,204)            288             25
Net Unrealized Appreciation
  (Depreciation) on Investments                 (65,471)          (68,600)           11,255          11,840             --
                                             ----------        ----------        ----------      ----------     ----------
NET ASSETS                                  $ 1,561,181        $4,350,349        $3,308,597      $1,183,677     $1,558,531
                                             ==========        ==========        ==========      ==========     ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                ASAF T.
                                              ROWE PRICE                          ASAF INVESCO     ASAF TOTAL     ASAF JPM
                                             INTERNATIONAL       ASAF JANUS          EQUITY          RETURN        MONEY
                                                EQUITY         CAPITAL GROWTH        INCOME           BOND         MARKET
                                                 FUND               FUND              FUND            FUND          FUND
                                                ==========         ==========       ==========     ==========     ========
NET ASSET VALUE:
  Class A: Net Assets                          $ 217,613         $  706,248        $  471,489       $ 61,228      $307,020
                                                --------         ----------        ----------       --------      --------
          Shares Outstanding                      24,367             61,945            45,136          5,957       307,013
                                                --------         ----------        ----------       --------      --------
          Net Asset Value and Redemption
             Price Per Share                   $    8.93         $    11.40        $    10.45       $  10.28      $   1.00
                                                ========         ==========        ==========       ========      ========
              Divided by (1 - Maximum
                  Sales Charge)                       95%                95%               95%        95 3/4%           95%
                                                --------         ----------        ----------       --------      --------
          Offering Price Per Share*            $    9.40         $    12.00        $    11.00       $  10.74      $   1.05
                                                ========         ==========        ==========       ========      ========
  Class B: Net Assets                          $ 389,532         $1,718,239        $1,407,565       $547,245      $353,587
                                                --------         ----------        ----------       --------      --------
          Shares Outstanding                      42,527            168,580           134,663         53,862       353,584
                                                --------         ----------        ----------       --------      --------
          Net Asset Value, Offering and
             Redemption Price Per Share        $    9.16         $    10.19        $    10.45       $  10.16      $   1.00
                                                ========         ==========        ==========       ========      ========
  Class C: Net Assets                          $ 198,033         $  451,731        $  255,047       $164,940      $331,509
                                                --------         ----------        ----------       --------      --------
          Shares Outstanding                      21,624             44,352            24,377         16,234       331,503
                                                --------         ----------        ----------       --------      --------
          Net Asset Value, Offering and
             Redemption Price Per Share        $    9.16         $    10.19        $    10.46       $  10.16      $   1.00
                                                ========         ==========        ==========       ========      ========
  Class X: Net Assets                          $ 756,003         $1,474,131        $1,174,496       $410,264      $566,415
                                                --------         ----------        ----------       --------      --------
          Shares Outstanding                      82,390            144,484           112,383         40,334       566,406
                                                --------         ----------        ----------       --------      --------
          Net Asset Value, Offering and
             Redemption Price Per Share        $    9.18         $    10.20        $    10.45       $  10.17      $   1.00
                                                ========         ==========        ==========       ========      ========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

OCTOBER 31, 1997
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                   ASAF FOUNDERS
                                   INTERNATIONAL      ASAF FOUNDERS      ASAF T. ROWE        ASAF AMERICAN
                                       SMALL              SMALL           PRICE SMALL      CENTURY STRATEGIC     ASAF FEDERATED
                                   CAPITALIZATION     CAPITALIZATION     COMPANY VALUE         BALANCED          HIGH YIELD BOND
                                        FUND               FUND              FUND                FUND                 FUND
                                         ========         ==========        ==========            ==========          ==========
ASSETS:
  Investments in Securities
    at Value (A)                      $371,629          $  252,025        $ 2,640,458         $ 1,148,339          $ 4,392,626
  Cash                                 274,407             675,427              1,816                  --                   --
  Receivable For:
    Dividends and Interest                 440                 237                858               2,841               50,472
    Fund Shares Sold                    28,621              34,340            164,488              91,481              259,813
  Deferred Organization Costs           65,504              65,504             65,504              65,504               65,504
  Prepaid Expenses                      16,861              16,861             16,751              16,861               16,932
  Unrealized Appreciation
    on Foreign Currency
    Exchange Contracts                     420                  --                 --                  --                   --
                                      --------            --------         ----------          ----------           ----------
       Total Assets                    757,882           1,044,394          2,889,875           1,325,026            4,785,347
                                      --------            --------         ----------          ----------           ----------
LIABILITIES:
  Cash Overdraft                            --                  --                 --                  --               11,265
  Payable to Investment Manager         69,792              69,458             61,401              54,095               69,208
  Payable For:
    Securities Purchased                57,276              75,826            300,018                  --              856,379
    Distribution Fees                      315                 450              1,098                 725                1,000
    Accrued Expenses                     9,693               9,577             14,252              18,878               10,826
    Accrued Dividends                       --                  --                 --                  --                  210
                                      --------            --------         ----------          ----------           ----------
       Total Liabilities               137,076             155,311            376,769              73,698              948,888
                                      --------            --------         ----------          ----------           ----------
NET ASSETS                            $620,806          $  889,083        $ 2,513,106         $ 1,251,328          $ 3,836,459
                                      ========            ========         ==========          ==========           ==========
COMPONENTS OF NET ASSETS
Capital Stock
  (40 Million Shares Authorized,
  $.001 Par Value Per Share)          $     63          $       89        $       241         $       125          $       387
Additional Paid-In Capital             630,425             891,010          2,544,097           1,257,177            3,865,102
Undistributed Net
  Investment Income                        819                  --                422               2,252                   --
Accumulated Net Realized Loss
  on Investments                          (287)                 --                (37)             (1,010)              (4,183)
Net Unrealized Depreciation
  on Investments                       (10,214)             (2,016)           (31,617)             (7,216)             (24,847)
                                      --------            --------         ----------          ----------           ----------
NET ASSETS                            $620,806          $  889,083        $ 2,513,106         $ 1,251,328          $ 3,836,459
                                      ========            ========         ==========          ==========           ==========
(A) Investments at Cost               $381,711          $  254,041        $ 2,672,075         $ 1,155,555          $ 4,417,473
                                      ========            ========         ==========          ==========           ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   ASAF FOUNDERS
                                   INTERNATIONAL      ASAF FOUNDERS      ASAF T. ROWE        ASAF AMERICAN
                                       SMALL              SMALL           PRICE SMALL      CENTURY STRATEGIC     ASAF FEDERATED
                                   CAPITALIZATION     CAPITALIZATION     COMPANY VALUE         BALANCED          HIGH YIELD BOND
                                        FUND               FUND              FUND                FUND                 FUND
                                         ========           ========        ==========              ========          ==========
NET ASSET VALUE:
  Class A: Net Assets                 $106,130           $192,625         $   383,129          $ 256,937           $ 2,154,283
                                    ----------           --------          ----------           --------            ----------
          Shares Outstanding            10,754             19,369              36,628             25,713               217,045
                                    ----------           --------          ----------           --------            ----------
          Net Asset Value and
             Redemption Price
             Per Share                $   9.87           $   9.94         $     10.46          $    9.99           $      9.93
                                    ==========           ========          ==========           ========            ==========
              Divided by
                  (1 - Maximum
                  Sales Charge)             95%                95%                 95%                95%               95 3/4%
                                    ----------           --------          ----------           --------            ----------
          Offering Price Per
    Share*                            $  10.39           $  10.46         $     11.01          $   10.52           $     10.37
                                    ==========           ========          ==========           ========            ==========
  Class B: Net Assets                 $229,911           $353,330         $ 1,154,678          $ 381,263           $   919,855
                                    ----------           --------          ----------           --------            ----------
          Shares Outstanding            23,338             35,569             110,634             38,280                92,647
                                    ----------           --------          ----------           --------            ----------
          Net Asset Value, Offering
           and Redemption Price
             Per Share                $   9.85           $   9.93         $     10.44          $    9.96           $      9.93
                                    ==========           ========          ==========           ========            ==========
  Class C: Net Assets                 $ 78,777           $ 73,511         $   335,291          $ 215,307           $   206,161
                                    ----------           --------          ----------           --------            ----------
          Shares Outstanding             7,992              7,397              32,093             21,576                20,764
                                    ----------           --------          ----------           --------            ----------
          Net Asset Value, Offering
           and Redemption Price
             Per Share                $   9.86           $   9.94         $     10.45          $    9.98           $      9.93
                                    ==========           ========          ==========           ========            ==========
  Class X: Net Assets                 $205,988           $269,617         $   640,008          $ 397,821           $   556,160
                                    ----------           --------          ----------           --------            ----------
          Shares Outstanding            20,943             27,154              61,282             39,956                56,021
                                    ----------           --------          ----------           --------            ----------
          Net Asset Value, Offering
           and Redemption Price
             Per Share                $   9.84           $   9.93         $     10.44          $    9.96           $      9.93
                                    ==========           ========          ==========           ========            ==========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE PERIOD ENDED OCTOBER 31, 1997
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              ASAF
                                          T. ROWE PRICE                        ASAF INVESCO
                                          INTERNATIONAL       ASAF JANUS          EQUITY        ASAF TOTAL        ASAF JPM
                                             EQUITY         CAPITAL GROWTH        INCOME        RETURN BOND     MONEY MARKET
                                             FUND(1)           FUND(1)           FUND(2)          FUND(2)         FUND(3)
                                               ========           ========         ========        ========         ========
INVESTMENT INCOME:
  Investment Income from Corresponding
    Portfolios of American Skandia
    Master Trust
    Interest                                $   1,244         $    5,249         $  5,732        $   4,907        $  8,266
    Dividends                                   1,525              8,607            5,883               --              --
    Foreign Taxes Withheld                       (199)                --               --               --              --
                                             --------           --------          -------          -------         -------
       Total Investment Income                  2,570             13,856           11,615            4,907           8,266
       Expenses from Corresponding
         Portfolios of American Skandia
         Master Trust                          (4,835)            (5,702)          (3,680)          (1,812)         (6,082)
                                             --------           --------          -------          -------         -------
       Net Investment Income (Loss)
         from Corresponding Portfolios
         of American Skandia Master
         Trust                                 (2,265)             8,154            7,935            3,095           2,184
                                             --------           --------          -------          -------         -------
EXPENSES:
    Shareholder Servicing Fees                  3,517              3,017            3,297            3,557           3,418
    Administration and Accounting Fees          1,500              1,500            1,500            1,500           1,500
    Distribution Fees -- Class A                  118                357              199               46             195
    Distribution Fees -- Class B                  267              1,064              718              274             364
    Distribution Fees -- Class C                  122                273              136               74             319
    Distribution Fees -- Class X                  516              1,125              677              379             598
    Professional Fees                           3,109              7,212            3,735            2,445           4,771
    Organization Costs                          2,539              2,539            2,539            2,539           2,539
    Directors' Fees and Expenses                3,421              8,376            4,518            2,705           5,273
    Registration Fees                          25,943             25,611           25,912           25,970          25,873
    Printing Expenses                           4,110              9,738            5,200            3,200           6,218
    Miscellaneous Expenses                        831              2,000            1,061              631           1,262
                                             --------           --------          -------          -------         -------
       Total Expenses                          45,993             62,812           49,492           43,320          52,330
                                             --------           --------          -------          -------         -------
       Less: Reimbursement of Expenses
         by Investment Manager                (47,976)           (61,872)         (49,414)         (43,617)        (55,266)
                                             --------           --------          -------          -------         -------
  Net Investment Income (Loss)                   (282)             7,214            7,857            3,392           5,120
                                             --------           --------          -------          -------         -------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                              ASAF
                                          T. ROWE PRICE                        ASAF INVESCO
                                          INTERNATIONAL       ASAF JANUS          EQUITY        ASAF TOTAL        ASAF JPM
                                             EQUITY         CAPITAL GROWTH        INCOME        RETURN BOND     MONEY MARKET
                                             FUND(1)           FUND(1)           FUND(2)          FUND(2)         FUND(3)
                                               ========           ========         ========        ========         ========
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS FROM CORRESPONDING
  PORTFOLIOS OF AMERICAN SKANDIA MASTER
  TRUST:
    Net Realized Gain (Loss) on:
       Securities                                   91            (38,807)         (13,204)            288               25
       Foreign Currency Transactions              (674)                --               --              --               --
                                              --------           --------          -------         -------          -------
    Net Realized Gain (Loss) on
       Investments                                (583)           (38,807)         (13,204)            288               25
                                              --------           --------          -------         -------          -------
    Net Change in Unrealized
       Appreciation (Depreciation) on:
       Securities                              (64,782)           (68,600)          11,255          11,840               --
       Translation of Assets and
         Liabilities Denominated in
         Foreign Currencies                       (689)                --               --              --               --
                                              --------           --------          -------         -------          -------
    Net Change in Unrealized
       Appreciation (Depreciation) on
       Investments                             (65,471)           (68,600)          11,255          11,840               --
                                              --------           --------          -------         -------          -------
    Net Gain (Loss) on Investments             (66,054)          (107,407)          (1,949)         12,128               25
                                              --------           --------          -------         -------          -------
    Net Increase (Decrease) in Net
       Assets Resulting from Operations   $    (66,336)     $    (100,193)     $     5,908      $   15,520      $     5,145
                                              ========           ========          =======         =======          =======

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE PERIOD ENDED OCTOBER 31, 1997 (1)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                   ASAF FOUNDERS
                                   INTERNATIONAL     ASAF FOUNDERS     ASAF T. ROWE        ASAF AMERICAN
                                       SMALL             SMALL          PRICE SMALL      CENTURY STRATEGIC     ASAF FEDERATED
                                   CAPITALIZATION    CAPITALIZATION    COMPANY VALUE         BALANCED          HIGH YIELD BOND
                                       FUND              FUND              FUND                FUND                 FUND
                                        ========          ========          ========              ========            ========
INVESTMENT INCOME:
  Interest                           $   1,984         $     314         $   2,461           $   4,733            $   8,473
  Dividends                                 --                --             1,223                 477                   --
                                       -------           -------           -------             -------              -------
    Total Investment Income              1,984               314             3,684               5,210                8,473
                                       -------           -------           -------             -------              -------
EXPENSES:
  Advisory Fees                            520               577             1,530               1,513                1,022
  Shareholder Servicing Fees             3,580             3,546             3,331               3,465                3,158
  Administration and
    Accounting Fees                      1,878             1,878             1,881               1,885                1,876
  Custodian Fees                           628               338               916                 516                  660
  Distribution Fees -- Class A              63                78               179                 565                  353
  Distribution Fees -- Class B             161               312               659                 221                  408
  Distribution Fees -- Class C              55                47               214                 148                  134
  Distribution Fees -- Class X             131               127               298                 178                  210
  Professional Fees                      3,055             2,943             6,669               9,925                3,104
  Organization Costs                     2,702             2,702             2,702               2,702                2,702
  Directors' Fees and Expenses           1,300             1,459             3,551               5,052                2,097
  Registration Fees                     25,995            25,974            25,942              25,911               25,757
  Printing Expenses                      1,130             1,692             3,537               5,462                2,007
  Miscellaneous Expenses                   739               771             1,807               2,408                  917
                                       -------           -------           -------             -------              -------
    Total Expenses                      41,937            42,444            53,216              59,951               44,405
    Less: Reimbursement of
       Expenses by Investment
       Manager                         (40,772)          (41,113)          (49,954)            (56,993)             (41,843)
                                       -------           -------           -------             -------              -------
    Net Expenses                         1,165             1,331             3,262               2,958                2,562
                                       -------           -------           -------             -------              -------
  Net Investment Income (Loss)             819            (1,017)              422               2,252                5,911
                                       -------           -------           -------             -------              -------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   ASAF FOUNDERS
                                   INTERNATIONAL     ASAF FOUNDERS     ASAF T. ROWE        ASAF AMERICAN
                                       SMALL             SMALL          PRICE SMALL      CENTURY STRATEGIC     ASAF FEDERATED
                                   CAPITALIZATION    CAPITALIZATION    COMPANY VALUE         BALANCED          HIGH YIELD BOND
                                       FUND              FUND              FUND                FUND                 FUND
                                        ========          ========          ========              ========            ========
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net Realized Loss on:
    Securities                               --                --               (37)             (1,010)              (4,183)
    Foreign Currency
       Transactions                        (287)               --                --                  --                   --
                                        -------           -------           -------             -------              -------
  Net Realized Loss                        (287)               --               (37)             (1,010)              (4,183)
                                        -------           -------           -------             -------              -------
  Net Change in Unrealized
    Depreciation on:
    Securities                          (10,082)           (2,016)          (31,617)             (7,216)             (24,847)
    Translation of Assets and
       Liabilities Denominated
       in Foreign Currencies               (132)               --                --                  --                   --
                                        -------           -------           -------             -------              -------
  Net Change in Unrealized
    Depreciation                        (10,214)           (2,016)          (31,617)             (7,216)             (24,847)
                                        -------           -------           -------             -------              -------
  Net Loss on Investments               (10,501)           (2,016)          (31,654)             (8,226)             (29,030)
                                        -------           -------           -------             -------              -------
  Net Decrease in Net Assets
    Resulting from Operations      $     (9,682)     $     (3,033)     $    (31,232)     $       (5,974)       $     (23,119)
                                        =======           =======           =======             =======              =======

(1) Commenced operations on July 28, 1997.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE PERIOD ENDED OCTOBER 31, 1997
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        ASAF T.
                                      ROWE PRICE                            ASAF INVESCO
                                     INTERNATIONAL        ASAF JANUS           EQUITY         ASAF TOTAL         ASAF JPM
                                        EQUITY          CAPITAL GROWTH         INCOME         RETURN BOND      MONEY MARKET
                                        FUND(1)            FUND(1)            FUND(2)           FUND(2)          FUND(3)
                                        ==========          ==========        ==========       ==========        ==========
FROM OPERATIONS:
  Net Investment Income (Loss)        $      (282)        $    7,214         $    7,857       $    3,392        $    5,120
  Net Realized Gain (Loss)
    on Investments                           (583)           (38,807)           (13,204)             288                25
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                        (65,471)           (68,600)            11,255           11,840                --
                                       ----------         ----------         ----------       ----------        ----------
Net Increase (Decrease) in
  Net Assets Resulting from
  Operations                              (66,336)          (100,193)             5,908           15,520             5,145
                                       ----------         ----------         ----------       ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                    --                 --                 --             (136)           (1,356)
    Class B                                    --                 --                 --             (360)           (1,080)
    Class C                                    --                 --                 --             (103)             (908)
    Class X                                    --                 --                 --             (430)           (1,776)
                                       ----------         ----------         ----------       ----------        ----------
Total Distributions                            --                 --                 --           (1,029)           (5,120)
                                       ----------         ----------         ----------       ----------        ----------
CAPITAL SHARE TRANSACTIONS (NOTE
  4):
  Net Increase in Net Assets from
    Capital Share Transactions          1,617,517          4,440,542          3,292,689        1,159,186         1,548,506
                                       ----------         ----------         ----------       ----------        ----------
Net Increase in Net Assets              1,551,181          4,340,349          3,298,597        1,173,677         1,548,531
NET ASSETS:
  Beginning of Period                      10,000             10,000             10,000           10,000            10,000
                                       ----------         ----------         ----------       ----------        ----------
  End of Period                       $ 1,561,181         $4,350,349         $3,308,597       $1,183,677        $1,558,531
                                       ==========         ==========         ==========       ==========        ==========

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    ASAF FOUNDERS
                                    INTERNATIONAL      ASAF FOUNDERS      ASAF T. ROWE        ASAF AMERICAN       ASAF FEDERATED
                                        SMALL              SMALL           PRICE SMALL      CENTURY STRATEGIC       HIGH YIELD
                                    CAPITALIZATION     CAPITALIZATION     COMPANY VALUE         BALANCED               BOND
                                       FUND(4)            FUND(4)            FUND(4)             FUND(4)             FUND(4)
                                          ========           ========        ==========            ==========         ==========
FROM OPERATIONS:
  Net Investment Income (Loss)         $    819           $ (1,017)        $       422         $     2,252          $    5,911
  Net Realized Loss on
    Investments                            (287)                --                 (37)             (1,010)             (4,183)
  Net Change in Unrealized
    Depreciation on Investments         (10,214)            (2,016)            (31,617)             (7,216)            (24,847)
                                       --------           --------          ----------          ----------          ----------
Net Decrease in Net Assets
  Resulting from Operations              (9,682)            (3,033)            (31,232)             (5,974)            (23,119)
                                       --------           --------          ----------          ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                  --                 --                  --                  --              (3,360)
    Class B                                  --                 --                  --                  --              (1,321)
    Class C                                  --                 --                  --                  --                (470)
    Class X                                  --                 --                  --                  --                (760)
                                       --------           --------          ----------          ----------          ----------
Total Distributions                          --                 --                  --                  --              (5,911)
                                       --------           --------          ----------          ----------          ----------
CAPITAL SHARE TRANSACTIONS (NOTE
  4):
  Net Increase in Net Assets from
    Capital Share Transactions          620,488            882,116           2,534,338           1,247,302           3,855,489
                                       --------           --------          ----------          ----------          ----------
Net Increase in Net Assets              610,806            879,083           2,503,106           1,241,328           3,826,459
NET ASSETS:
  Beginning of Period                    10,000             10,000              10,000              10,000              10,000
                                       --------           --------          ----------          ----------          ----------
  End of Period                        $620,806           $889,083         $ 2,513,106         $ 1,251,328          $3,836,459
                                       ========           ========          ==========          ==========          ==========

(4) Commenced operations on July 28, 1997.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding from
July 28, 1997* through October 31, 1997)

                                                          Increase (Decrease) from
                                            Net            Investment Operations
                                           Asset    ------------------------------------                       Net
                                           Value       Net          Net         Total                         Asset
                                         Beginning  Investment    Realized       from     Less Distributions  Value
                                            of        Income    & Unrealized  Investment       From Net       End of
                                          Period      (Loss)    Gain (Loss)   Operations  Investment Income   Period
                                         ---------  ----------  ------------  ----------  ------------------  ------
ASAF T. ROWE PRICE
INTERNATIONAL EQUITY FUND:
===============================
 Class A                                  $  9.74     $ 0.01       $(0.82)     $  (0.81)       $     --       $ 8.93
 Class B                                    10.00      (0.01)       (0.83)        (0.84)             --         9.16
 Class C                                    10.00      (0.01)       (0.83)        (0.84)             --         9.16
 Class X                                    10.00      (0.01)       (0.81)        (0.82)             --         9.18
ASAF JANUS
CAPITAL GROWTH FUND:
===============================
 Class A                                  $ 11.18     $ 0.09       $ 0.13      $   0.22        $     --       $11.40
 Class B                                    10.00       0.06         0.13          0.19              --        10.19
 Class C                                    10.00       0.05         0.14          0.19              --        10.19
 Class X                                    10.00       0.05         0.15          0.20              --        10.20
ASAF INVESCO
EQUITY INCOME FUND:
===============================
 Class A                                  $  9.98     $ 0.14       $ 0.33      $   0.47        $     --       $10.45
 Class B                                    10.00       0.10         0.35          0.45              --        10.45
 Class C                                    10.00       0.10         0.36          0.46              --        10.46
 Class X                                    10.00       0.11         0.34          0.45              --        10.45
ASAF TOTAL
RETURN BOND FUND:
===============================
 Class A                                  $ 10.07     $ 0.15       $ 0.09      $   0.24        $  (0.03)      $10.28
 Class B                                    10.00       0.10         0.09          0.19           (0.03)       10.16
 Class C                                    10.00       0.10         0.09          0.19           (0.03)       10.16
 Class X                                    10.00       0.09         0.10          0.19           (0.02)       10.17
ASAF JPM
MONEY MARKET FUND:
===============================
 Class A                                  $  1.00     $0.009       $   --      $  0.009        $ (0.009)      $ 1.00
 Class B                                     1.00      0.007           --         0.007          (0.007)        1.00
 Class C                                     1.00      0.007           --         0.007          (0.007)        1.00
 Class X                                     1.00      0.008           --         0.008          (0.008)        1.00

                                                                                                  Ratio of
                                                                                                    Net
                                        Supplemental Data          Ratios of Expenses to         Investment
                                       --------------------         Average Net Assets**           Income
                                                 Net Assets  ----------------------------------  (Loss) to
                                                 at End of        After             Before        Average
                                       Total       Period        Expense           Expense          Net
                                       Return(2) (in 000's)  Reimbursement(1)  Reimbursement(1)  Assets(1)
                                       -----     ----------  ----------------  ----------------  ----------
ASAF T. ROWE PRICE
INTERNATIONAL EQUITY FUND:
===============================
 Class A                               (8.32)%     $  218          2.10%             51.87%          0.07%
 Class B                               (8.40)%        390          2.60%             38.12%         (0.51)%
 Class C                               (8.40)%        198          2.60%             33.95%         (0.53)%
 Class X                               (8.20)%        756          2.60%             46.77%         (0.28)%
ASAF JANUS
CAPITAL GROWTH FUND:
===============================
 Class A                               1.97%       $  706          1.70%             26.77%          2.72%
 Class B                               1.90%        1,718          2.20%             16.45%          2.27%
 Class C                               1.90%          452          2.20%             15.78%          1.95%
 Class X                               2.00%        1,474          2.20%             24.39%          2.05%
ASAF INVESCO
EQUITY INCOME FUND:
===============================
 Class A                               4.71%       $  471          1.55%             29.14%          4.81%
 Class B                               4.50%        1,408          2.05%             19.54%          3.68%
 Class C                               4.60%          255          2.05%             20.89%          3.82%
 Class X                               4.50%        1,174          2.05%             36.25%          4.05%
ASAF TOTAL
RETURN BOND FUND:
===============================
 Class A                               2.39%       $   61          1.40%             66.92%          4.42%
 Class B                               1.90%          547          1.90%             39.35%          4.13%
 Class C                               1.93%          165          1.90%             33.68%          4.32%
 Class X                               1.94%          410          1.90%             67.46%          3.94%
ASAF JPM
MONEY MARKET FUND:
===============================
 Class A                               0.92%       $  307          1.50%             31.53%          3.34%
 Class B                               0.75%          354          2.00%             37.83%          2.98%
 Class C                               0.71%          332          2.00%             24.34%          2.85%
 Class X                               0.77%          566          2.00%             39.71%          2.97%

(1) Annualized
(2) Total return for Class X shares does not reflect the payment of bonus shares.
 * Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
** Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      Increase (Decrease) from
                                                       Investment Operations
                                        Net     ------------------------------------                         Net
                                       Asset       Net          Net         Total                           Asset
                                       Value    Investment    Realized       from     Less Distributions    Value
                                     Beginning    income    & Unrealized  Investment       From Net        End of
                                     of Period    (Loss)    Gain (Loss)   Operations  Investment Income    Period
                                     ---------  ----------  ------------  ----------  ------------------  ---------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
=========================
 Class A                              $ 10.00     $ 0.05       $(0.18)      $(0.13)         $   --         $  9.87
 Class B                                10.00       0.04        (0.19)       (0.15)             --            9.85
 Class C                                10.00       0.04        (0.18)       (0.14)             --            9.86
 Class X                                10.00       0.04        (0.20)       (0.16)             --            9.84
ASAF FOUNDERS
SMALL CAPITALIZATION FUND:
=========================
 Class A                              $ 10.00     $(0.03)      $(0.03)      $(0.06)         $   --         $  9.94
 Class B                                10.00      (0.04)       (0.03)       (0.07)             --            9.93
 Class C                                10.00      (0.04)       (0.02)       (0.06)             --            9.94
 Class X                                10.00      (0.04)       (0.03)       (0.07)             --            9.93
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
=========================
 Class A                              $ 10.00     $ 0.02       $ 0.44       $ 0.46          $   --         $ 10.46
 Class B                                10.00         --         0.44         0.44              --           10.44
 Class C                                10.00         --         0.45         0.45              --           10.45
 Class X                                10.00         --         0.44         0.44              --           10.44
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
=========================
 Class A                              $ 10.00     $ 0.04       $(0.05)      $(0.01)         $   --         $  9.99
 Class B                                10.00       0.02        (0.06)       (0.04)             --            9.96
 Class C                                10.00       0.02        (0.04)       (0.02)             --            9.98
 Class X                                10.00       0.02        (0.06)       (0.04)             --            9.96
ASAF FEDERATED
HIGH YIELD BOND FUND:
=========================
 Class A                              $ 10.00     $ 0.05       $(0.07)      $(0.02)         $(0.05)        $  9.93
 Class B                                10.00       0.04        (0.07)       (0.03)          (0.04)           9.93
 Class C                                10.00       0.03        (0.07)       (0.04)          (0.03)           9.93
 Class X                                10.00       0.04        (0.07)       (0.03)          (0.04)           9.93

                                                                                                                   Ratio of

                                                                                                                     Net

                                              Supplemental Data                     Ratios of Expenses to         Investment

                                  ------------------------------------------          Average Net Assets            Income

                                            Net Assets             Average    ----------------------------------  (Loss) to

                                            at End of   Portfolio Commission       After             Before        Average

                                  Total       Period    Turnover     Rate         Expense           Expense          Net

                                  Return(2) (in 000's)    Rate       Paid     Reimbursement(1)  Reimbursement(1)  Assets(1)

                                  -----     ----------  --------  ----------  ----------------  ----------------  ----------

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
=========================
 Class A                          (1.30)%     $  106         --    $ 0.0590         2.10%            136.49%          2.03%

 Class B                          (1.50)%        230         --      0.0590         2.60%             90.64%          1.62%

 Class C                          (1.40)%         79         --      0.0590         2.60%             55.02%          1.72%

 Class X                          (1.60)%        206         --      0.0590         2.60%             54.45%          1.58%

ASAF FOUNDERS
SMALL CAPITALIZATION FUND:
=========================
 Class A                          (0.60)%     $  193         --    $ 0.0529         1.70%            105.48%         (1.16)%

 Class B                          (0.70)%        353         --      0.0529         2.20%             57.99%         (1.73)%

 Class C                          (0.60)%         74         --      0.0529         2.20%             42.48%         (1.73)%

 Class X                          (0.70)%        270         --      0.0529         2.20%             47.29%         (1.70)%

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
=========================
 Class A                          4.60%       $  383         --    $ 0.0412         1.75%             54.47%          0.69%

 Class B                          4.40%        1,155         --      0.0412         2.25%             30.14%          0.17%

 Class C                          4.50%          335         --      0.0412         2.25%             33.60%          0.02%

 Class X                          4.40%          640         --      0.0412         2.25%             22.43%          0.19%

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
=========================
 Class A                          (0.10)%     $  257          2%   $ 0.0186         1.60%             37.87%          1.56%

 Class B                          (0.40)%        381          2%     0.0186         2.10%             29.90%          0.79%

 Class C                          (0.20)%        215          2%     0.0186         2.10%             38.96%          0.78%

 Class X                          (0.40)%        398          2%     0.0186         2.10%             26.66%          1.07%

ASAF FEDERATED
HIGH YIELD BOND FUND:
=========================
 Class A                          (0.23)%     $2,154         11%   $    N/A         1.50%             30.49%          4.76%

 Class B                          (0.30)%        920         11%        N/A         2.00%             30.22%          3.15%

 Class C                          (0.36)%        206         11%        N/A         2.00%             29.26%          3.55%

 Class X                          (0.25)%        556         11%        N/A         2.00%             30.95%          3.65%


(1) Annualized
(2) Total return for Class X shares does not reflect the payment of bonus shares.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

OCTOBER 31, 1997
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
================================================================================

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997 as a Maryland Corporation. The Company operates as a series company and, at October 31, 1997, consisted of ten diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF T. Rowe Price International Equity Fund ("International Equity"), ASAF Janus Capital Growth Fund ("Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"), ASAF Total Return Bond Fund ("Total Return Bond"), and ASAF JPM Money Market Fund ("Money Market") (each a "Feeder Fund" and collectively the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio of American Skandia Master Trust (each a "Portfolio" and collectively the "Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and Liabilities, reflects each Feeder Fund's beneficial interest in the net assets of that Portfolio. At October 31, 1997, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

                ASMT T. Rowe Price International Equity Portfolio         44.4%
                ASMT Janus Capital Growth Portfolio                       54.4%
                ASMT INVESCO Equity Income Portfolio                      50.8%
                ASMT PIMCO Total Return Bond Portfolio                    23.5%
                ASMT JPM Money Market Portfolio                           77.7%

     The financial statements of each Portfolio, including the Schedules of Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining five Funds of the Company -- ASAF Founders International Small Capitalization Fund ("International Small Cap"), ASAF Founders Small Capitalization Fund ("Small Cap"), ASAF T. Rowe Price Small Company Value Fund ("Small Company Value"), ASAF American Century Strategic Balanced Fund ("Strategic Balanced"), and ASAF Federated High Yield Bond Fund ("High Yield Bond") (each a "Non-Feeder Fund" and collectively the "Non-Feeder
Funds") -- directly invest and manage their own portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     The following is a summary of significant accounting policies followed by the Funds, in conformity with generally accepted accounting principles, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the Portfolio in which it invests is determined by the Fund's percentage ownership in the Portfolio, multiplied by the Portfolio's net assets.

Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of American Skandia Master Trust.

NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or at the direction of, the Board of Directors. As of October 31, 1997, there were no securities valued by the Board of Directors.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed on price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION COSTS

ALL FUNDS -- The Company bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest. The Feeder Funds receive daily allocations of investment operations from their corresponding Portfolios based on the value of their investments in their respective Portfolios.

NON-FEEDER FUNDS -- Investment transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Funds' sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees. Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Dividends, if any, from net investment income are declared and paid at least annually by the International Small Cap, International Equity, Small Cap, Small Company Value, and Capital Growth Funds, semiannually by the Equity Income and Strategic Balanced Funds, quarterly by the Total Return Bond Fund, and declared daily and paid monthly by the High Yield Bond and Money Market Funds. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
================================================================================

     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management, Inc. for International Small Cap and Small Cap; T. Rowe Price Associates, Inc. for Small Company Value; American Century Investment Management, Inc. for Strategic Balanced; and Federated Investment Counseling for High Yield Bond.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, .90%, 1.00%, .90%, and .70% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, and High Yield Bond Funds, respectively. The fee for International Small Cap is reduced to 1.00% of the average daily net assets in excess of $100 million.

SUB-ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60%, .50%, .60%, .50%, and
 .25% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, and High Yield Bond Funds, respectively. The annual rates of the fees payable to the Sub-advisors for International Small Cap, Small Cap, Strategic Balanced, and High Yield Bond are reduced for Fund net assets in excess of specified levels.

EXPENSE REIMBURSEMENTS

ALL FUNDS -- The Investment Manager has voluntarily agreed to reimburse each Fund for operating expenses (exclusive of class-specific distribution fees) in excess of 1.60%, 1.20%, 1.25%, 1.10%, 1.00%, 1.60%, 1.20%, 1.05%, .90%, and
1.00%, on an annualized basis, of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, High Yield Bond, International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Funds, respectively. All amounts paid or payable to the Funds by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

NON-FEEDER FUNDS -- Certain officers and Directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested Directors.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund.

     The Company has adopted a separate Distribution and Service Plan (each a "Plan" and collectively the "Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds will pay ASMI a distribution and service fee of .50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate qualified dealers, brokers, banks, and other financial institutions ("Dealers") for services provided in connection with the sale of Class A shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class A shares. Fees incurred under the Plan during the period ended October 31, 1997 were .50% of the average daily net assets of Class A shares of the Funds.

     A portion of the sales charge on sales of Class A shares may be retained by ASMI or allocated to Dealers attributable to the sale of those shares. For the period ended October 31, 1997, ASMI retained no portion of the sales charge on sales of Class A shares of the Funds.

     Under the Class B Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class B shares held for over seven years. Fees incurred under the Plan during the period ended October 31, 1997 were 1.00% of the average daily net assets of Class B shares of the Funds.

     Under the Class C Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. ASMI currently pays a 1.00% fee to Dealers, in advance, upon sale of Class C shares and retains the fee paid by the Funds in the first year. After the shares have been held for a year, ASMI pays such compensation on a quarterly basis. Fees incurred under the Plan during the period ended October 31, 1997 were 1.00% of the average daily net assets of Class C shares of the Funds.

     Under the Class X Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate Dealers for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Compensation to Dealers is paid by ASMI quarterly at an annual rate not to exceed

 .50% of the Funds' average daily net assets attributable to Class X shares held for over seven years. Fees incurred under the Plan during the period ended October 31, 1997 were 1.00% of the average daily net assets of Class X shares of the Funds.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A CDSC is imposed on Class B and Class X shares redeemed within eight years after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1%, 6%, 1%, and 6% of the amount subject to the charge, for Class A, B, C, and X, respectively. CDSCs collected by ASMI totaled $644, $100, and $385 for Class B, Class C, and Class X, respectively.

RELATED-PARTY TRANSACTIONS

     At October 31, 1997, American Century Investment Management, Inc. owned shares of ASAF American Century Strategic Balanced Fund, which comprised approximately 7% of the net assets of the Fund. In addition, the Investment Manager owned shares of ASAF Federated High Yield Bond Fund, which comprised approximately 52% of the net assets of the Fund.

4. SHARES OF CAPITAL STOCK
================================================================================

ALL FUNDS -- The authorized capital stock of the Funds is 40 million shares, with a par value of $.001 per share. Transactions in shares of capital stock, for the period from July 28, 1997 (commencement of operations) to October 31, 1997, were as follows:

                                            CLASS A                 CLASS B                CLASS C                 CLASS X
                                       ------------------    ---------------------    ------------------    ---------------------
                                       SHARES     AMOUNT     SHARES       AMOUNT      SHARES     AMOUNT     SHARES       AMOUNT
                                       =====     =======     ======      ========     =====     =======     ======      ========
INTERNATIONAL EQUITY:
  Sold                                 23,490    $220,217     42,608    $  405,136    21,627    $207,357     84,453    $  806,216
  Redeemed                              (123)      (1,174)       (81)         (797)      (3)         (25)    (2,063)      (19,413)
                                       ------    --------    -------    ----------    -------   --------    -------    ----------
    Net Increase                       23,367    $219,043     42,527    $  404,339    21,624    $207,332     82,390    $  786,803
                                       ======    ========    =======    ==========    =======   ========    =======    ==========
CAPITAL GROWTH:
  Sold                                 66,046    $768,680    168,878    $1,766,154    44,354    $465,523    144,494    $1,503,024
  Redeemed                             (5,101)    (59,528)      (298)       (3,181)      (3)         (25)       (10)         (105)
                                       ------    --------    -------    ----------    -------   --------    -------    ----------
    Net Increase                       60,945    $709,152    168,580    $1,762,973    44,351    $465,498    144,484    $1,502,919
                                       ======    ========    =======    ==========    =======   ========    =======    ==========
EQUITY INCOME:
  Sold                                 44,136    $459,412    134,825    $1,411,321    24,377    $255,486    112,415    $1,168,540
  Redeemed                                --           --       (162)       (1,731)      --           --        (32)         (339)
                                       ------    --------    -------    ----------    -------   --------    -------    ----------
    Net Increase                       44,136    $459,412    134,663    $1,409,590    24,377    $255,486    112,383    $1,168,201
                                       ======    ========    =======    ==========    =======   ========    =======    ==========
TOTAL RETURN BOND:
  Sold                                 5,693     $ 57,481     54,044    $  542,228    16,227    $163,314     40,314    $  405,133
  Reinvested                              10          103         20           202       10          103         43           430
  Redeemed                              (746)      (7,525)      (202)       (2,025)      (3)         (25)       (23)         (233)
                                       ------    --------    -------    ----------    -------   --------    -------    ----------
    Net Increase                       4,957     $ 50,059     53,862    $  540,405    16,234    $163,392     40,334    $  405,330
                                       ======    ========    =======    ==========    =======   ========    =======    ==========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


                                       CLASS A                  CLASS B                   CLASS C                  CLASS X
                                ---------------------    ----------------------    ---------------------    ---------------------
                                SHARES       AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                ======      ========      ======      ========      ======      =======      ======      =======
MONEY MARKET:
  Sold                          374,404    $  374,404     702,299    $  702,299     531,152    $ 531,152     874,395    $ 874,395
  Reinvested                      1,094         1,094       1,141         1,141         891          891         725          725
  Redeemed                      (78,485)      (78,485)   (349,856)     (349,856)   (200,540)    (200,540)   (308,714)    (308,714)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                297,013    $  297,013     353,584    $  353,584     331,503    $ 331,503     566,406    $ 566,406
                                =======    ==========    ========    ==========    ========    =========    ========    =========
INTERNATIONAL SMALL CAP:
  Sold                            9,754    $   97,828      23,340    $  233,440       7,998    $  80,146      20,945    $ 209,179
  Redeemed                           --            --          (2)          (25)         (6)         (55)         (2)         (25)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                  9,754    $   97,828      23,338    $  233,415       7,992    $  80,091      20,943    $ 209,154
                                =======    ==========    ========    ==========    ========    =========    ========    =========
SMALL CAP:
  Sold                           18,372    $  183,278      35,572    $  354,771       7,399    $  73,723      27,161    $ 270,490
  Redeemed                           (3)          (25)         (3)          (25)         (2)         (25)         (7)         (71)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                 18,369    $  183,253      35,569    $  354,746       7,397    $  73,698      27,154    $ 270,419
                                =======    ==========    ========    ==========    ========    =========    ========    =========
SMALL COMPANY VALUE:
  Sold                           35,645    $  375,919     110,704    $1,167,706      32,096    $ 342,052      61,311    $ 649,944
  Redeemed                          (17)         (181)        (70)         (760)         (3)         (25)        (29)        (317)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                 35,628    $  375,738     110,634    $1,166,946      32,093    $ 342,027      61,282    $ 649,627
                                =======    ==========    ========    ==========    ========    =========    ========    =========
STRATEGIC BALANCED:
  Sold                           83,398    $  838,987      38,292    $  388,813      21,579    $ 219,920      39,958    $ 399,935
  Redeemed                      (58,685)     (600,178)        (12)         (125)         (3)         (25)         (2)         (25)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                 24,713    $  238,809      38,280    $  388,688      21,576    $ 219,895      39,956    $ 399,910
                                =======    ==========    ========    ==========    ========    =========    ========    =========
HIGH YIELD BOND:
  Sold                          216,427    $2,168,207      92,594    $  924,866      21,719    $ 216,988      60,245    $ 600,477
  Reinvested                        336         3,338         106         1,056          47          469          82          811
  Redeemed                         (718)       (7,184)        (53)         (532)     (1,002)      (9,951)     (4,306)     (43,056)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                216,045    $2,164,361      92,647    $  925,390      20,764    $ 207,506      56,021    $ 558,232
                                =======    ==========    ========    ==========    ========    =========    ========    =========

     The number of shareholders whose ownership is 5% or more of the net assets of a fund, and their combined percentage ownership is as follows:

                                                      NUMBER OF       PERCENTAGE
                                                     SHAREHOLDERS     OWNERSHIP
                                                     ============     ==========
                Equity Income                              1               6%
                Total Return Bond                          5              38
                Money Market                               6              47
                International Small Cap                    2              16
                Small Cap                                  3              17
                Small Company Value                        1               5
                Strategic Balanced                         4              24
                High Yield Bond                            1              52

5. TAX MATTERS
================================================================================

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 1997, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                EXPIRING
                                                                IN 2005
                                                                ============
                        Capital Growth                          $38,807
                        Equity Income                            12,699
                        Small Company Value                          37
                        Strategic Balanced                        1,010
                        High Yield Bond                           4,183

6. PORTFOLIO SECURITIES
================================================================================

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S. government securities, and short-term obligations, during the period ended October 31, 1997, were as follows:

                                                                PURCHASES       SALES
                                                                =============== ===========
            International Small Cap                             $ 381,711      $    --
            Small Cap                                             180,836           --
            Small Company Value                                 2,051,601           --
            Strategic Balanced                                    633,410        6,926
            High Yield Bond                                     3,214,715       88,250

     Purchases and sales of U.S. government securities, during the period end October 31, 1997, were as follows:

                                                                PURCHASES      SALES
                                                                =============== ===========
            Strategic Balanced                                  $298,625      $    --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     At October 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for federal income tax purposes, were as follows:

                                                    GROSS            GROSS
                                  AGGREGATE       UNREALIZED       UNREALIZED      NET UNREALIZED
                                     COST        APPRECIATION     DEPRECIATION      DEPRECIATION
                                  =========      ============     ============     ==============
    International Small Cap       $ 381,711        $  1,437         $ 11,519          $ 10,082
    Small Cap                       254,041           4,229            6,245             2,016
    Small Company Value           2,672,075          30,907           62,524            31,617
    Strategic Balanced            1,155,555          32,835           40,051             7,216
    High Yield Bond               4,417,473           3,302           28,149            24,847

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Investors and Board of Trustees of American Skandia Master Trust:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Skandia Master Trust (the "Trust"), comprising, respectively, ASMT T. Rowe Price International Equity Portfolio, ASMT Janus Capital Growth Portfolio, ASMT INVESCO Equity Income Portfolio, ASMT PIMCO Total Return Bond Portfolio and ASMT JPM Money Market Portfolio as of October 31, 1997, and their related statements of operations, changes in net assets and supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios of the American Skandia Master Trust as of October 31, 1997, and the results of their operations, the changes in their net assets and their supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND

Chartered Accountants and Registered Auditors
Dublin, Republic of Ireland
December 12, 1997

                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1997

               ASMT T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                        ASMT JPM MONEY MARKET PORTFOLIO

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-------------------------------------------------------
ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
FOREIGN STOCK -- 63.8%
  ARGENTINA -- 1.3%
    Banco de Galicia y
      Buenos Aires SA de CV
      [ADR]                      370      $    8,967
    Perez Companc SA C1-B      1,840          11,488
    Telefonica de Argentina
      SA                         490          13,781
    YPF SA [ADR]                 340          10,880
                                            --------
                                              45,116
                                            --------
  AUSTRALIA -- 1.5%
    Australian Gas Light
      Co. Ltd.                 2,000          13,393
    Broken Hill Proprietary
      Co. Ltd.                 1,000           9,939
    News Corp. Ltd.            2,005           9,624
    St. George Bank Ltd.       2,000          12,144
    Woodside Petroleum Ltd.    1,000           8,466
                                            --------
                                              53,566
                                            --------
  BELGIUM -- 1.1%
    Generale de Banque SA         30          12,272
    Kredietbank NV                60          25,178
                                            --------
                                              37,450
                                            --------
  BRAZIL -- 1.0%
    Lojas Americanas SA
      [ADR]                    1,000           8,164
    Pao de Acucar [ADR]        1,000          18,500
    Usinas Siderurgicas de
      Minas Gerais SA [ADR]    1,000           7,483
                                            --------
                                              34,147
                                            --------
  CANADA -- 0.3%
    Alcan Aluminium Ltd.         320           9,085
                                            --------
  CHILE -- 0.6%
    Chilgener SA [ADR]           338           9,210
    Compania Cervecerias
      Unidas SA [ADR]            430          10,481
                                            --------
                                              19,691
                                            --------
  FINLAND -- 0.3%
    Nokia AB Cl-A                120          10,497
                                            --------
  FRANCE -- 5.4%
    Alcatel Alsthom              100          12,092
    AXA-UAP                      180          12,352
    Carrefour Supermarche
      SA                          20          10,459
    Compagnie de Saint-
      Gobain                      90          12,946
    Compagnie Generale des
      Eaux                       230          26,892
    Legrand SA                    50           9,329

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
    Louis Vuitton Moet
      Hennessy                    40      $    6,810
    Pinault-Printemps
      Redoute SA                  40          18,332
    Sanofi SA                    130          12,377
    Schneider SA                 240          12,842
    Societe Generale              70           9,607
    Societe Nationale Elf
      Aquitaine SA               100          12,404
    Sodexho SA                    20           9,996
    Total SA Cl-B                190          21,126
                                            --------
                                             187,564
                                            --------
  GERMANY -- 4.1%
    Allianz AG                    60          13,561
    Bayer AG                     250           9,006
    Bayerische Bank AG           240          10,123
    Deutsche Bank AG             270          17,868
    Deutsche Telekom AG          520           9,759
    Gehe AG                      320          16,826
    Mannesmann AG                 10           4,241
    Rhoen-Klinikum AG             50           4,997
    SAP AG                        50          14,307
    SAP AG Pfd.                   40          11,957
    Siemens AG                   180          11,190
    Veba AG                      320          18,034
                                            --------
                                             141,869
                                            --------
  HONG KONG -- 1.5%
    Dao Heng Bank Group
      Ltd.                     3,000           6,909
    Henderson Land
      Development Co. Ltd.     1,000           5,537
    Hong Kong Land Holdings
      Ltd.                     4,000           9,120
    Hutchison Whampoa Ltd.     2,000          13,843
    New World Development
      Co. Ltd.                 2,000           7,038

-------------------------------------------------------
ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
    Swire Pacific Ltd. Cl-A    1,000     $     5,343
    Wharf Holdings Ltd.        3,000           6,132
                                            --------
                                              53,922
                                            --------
  ITALY -- 2.1%
    Credito Italiano SPA       4,000          10,685
    Ente Nazionale
      Idrocarburi SPA          2,000          11,265
    Istituto Mobiliare
      Italiano SPA             1,000           8,958
    Mediolanum SPA             1,000          16,803
    Telecom Italia Mobile
      SPA                      4,000          14,863
    Telecom Italia SPA         2,000          12,555
                                            --------
                                              75,129
                                            --------
  JAPAN -- 13.8%
    Canon, Inc.                1,000          24,279
    Dainippon Screen
      Manufacturing Co.
      Ltd.                     1,000           8,115
    Daiichi Pharmaceutical
      Co. Ltd.                 1,000          14,218
    Daiwa House Industry
      Co. Ltd.                 1,000           9,645
    DDI Corp.                      3          10,027
    Denso Corp.                1,000          21,618
    East Japan Railway Co.
      Ltd.                         2           9,728
    Fanuc Ltd.                   400          16,164
    Hitachi Ltd.               1,000           7,691
    Kao Corp.                  1,000          13,969
    Komatsu Ltd.               2,000          10,693
    Komori Corp.               1,000          18,292
    Kuraray Co. Ltd.           2,000          17,960
    Makita Corp.               1,000          14,052
    Matsushita Electric
      Industrial Co.           1,000          16,795
    Marui Co. Ltd.             1,000          16,879
    Mitsubishi Corp.           2,000          17,128
    Mitsubishi Heavy
      Industries Ltd.          3,000          14,742
    Mitsui Fudosan Co. Ltd.    1,000          11,308
    NEC Corp.                  1,000          10,975
    Nippon Steel Co.           5,000          10,310
    Nippon Telegraph &
      Telephone Corp.             10           8,481
    Nomura Securities Co.
      Ltd.                     1,000          11,640
-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
    Pioneer Electronic
      Corp.                    1,000     $    16,463
    Sankyo Co. Ltd.            1,000          33,009
    Sekisui Chemical Co.
      Ltd.                     1,000           7,874
    Sekisui House Ltd.         1,000           8,564
    Sharp Corp.                1,000           7,774
    Shin-Etsu Chemical Co.     1,000          24,445
    Sony Corp.                   200          16,613
    Sumitomo Corp.             1,000           7,151
    Sumitomo Electric
      Industries               1,000          13,220
    Teijin Ltd.                4,000          13,137
    Tokio Marine & Fire
      Insurance Co.            1,000           9,978
    Toppan Printing Co.
      Ltd.                     1,000          12,555
                                            --------
                                             485,492
                                            --------
  MALAYSIA -- 0.1%
    United Engineers Ltd.      2,000           4,716
                                            --------
  MEXICO -- 1.6%
    Cementos de Mexico SA
      de CV [ADS]*             2,000          15,606
    Cifra SA de CV Cl-B
      [ADR]                    5,560          10,831
    Fomento Economico
      Mexicano SA de CV        2,000          14,038
    Gruma SA [ADR] 144A*         516           8,040
    Grupo Modelo SA de CV      1,000           7,470
                                            --------
                                              55,985
                                            --------
  NETHERLANDS -- 7.1%
    ABN Amro Bank NV             730          14,707
    Baan Co. NV                  160          11,336
    CSM NV                       260          11,870
    Elsevier NV                1,700          26,717
    Fortis Amev NV               240           9,436
    ING Groep NV                 640          26,877
    Koninklijke Nutricia
      Verenigde Bedrijven
      NV                         370          10,581
    Polygram NV                  200          11,377
    Royal Dutch Petroleum
      NV                       1,080          57,152
    Unilever NV                  390          20,739
    Wolters Kluwer NV            380          46,680
                                            --------
                                             247,472
                                            --------
  NEW ZEALAND -- 0.2%
    Air New Zealand Ltd.
      C1-B                     4,000           8,483
                                            --------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  NORWAY -- 1.1%
    Norsk Hydro AS               350     $    19,273
    Orkla AS Cl-A                120          11,022
    Saga Petroleum ASA           520           9,211
                                            --------
                                              39,506
                                            --------
  SINGAPORE -- 0.9%
    Overseas Union Bank
      Ltd. Cl-F                2,000           6,675
    Singapore Land Ltd.        2,000           5,696
    Singapore Press
      Holdings Ltd.            1,000          13,795
    United Overseas Bank
      Ltd.                     1,000           5,531
                                            --------
                                              31,697
                                            --------
  SPAIN -- 1.4%
    Banco Santander SA           360          10,092
    Empresa Nacional de
      Electricidad SA            510           9,613
    Iberdrola SA                 950          11,372
    Repsol SA                    220           9,232
    Telefonica de Espana SA      370          10,105
                                            --------
                                              50,414
                                            --------
  SWEDEN -- 2.0%
    Astra AB Cl-B              1,300          20,149
    Atlas Copco AB Cl-B          320           9,513
    Electrolux AB Cl-B           170          14,083
    Hennes & Mauritz AB
      Cl-B                       390          15,972
    Sandvik AB Cl-B              320           9,748
                                            --------
                                              69,465
                                            --------
  SWITZERLAND -- 4.0%
    ABB AG                        20          26,139
    Adecco SA                     40          12,747
    Credit Suisse Group           80          11,301
    Nestle SA                     20          28,259
    Novartis AG                   30          47,114
    Swiss Bank Corp.              50          13,481
                                            --------
                                             139,041
                                            --------
  UNITED KINGDOM -- 12.4%
    Abbey National PLC         1,000          15,897
    Argos PLC                  1,000          10,590
    Asda Group PLC             4,000          10,397
    British Petroleum Co.
      PLC                      1,000          14,690
-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
    Cable & Wireless PLC       1,000     $     7,982
    Cadbury Schweppes PLC      1,000          10,061
    Glaxo Wellcome PLC         1,000          21,431
    Grand Metropolitan PLC     2,000          18,043
    Guinness PLC               2,000          17,876
    Kingfisher PLC             2,000          28,775
    Ladbroke Group PLC         3,000          13,432
    National Westminster
      Bank PLC                 5,000          71,855
    Rank Group PLC             2,000          11,168
    Reed International PLC     4,000          39,541
    RTZ Corp. PLC              1,000          12,879
    Safeway PLC                2,000          13,021
    Shell Transport &
      Trading Co. PLC          4,000          28,356
    Smithkline Beecham PLC     4,000          37,898
    Tesco PLC                  1,000           8,003
    Tomkins PLC                3,000          15,394
    United News & Media PLC    2,000          25,153
                                            --------
                                             432,442
                                            --------
TOTAL INVESTMENTS -- 63.8%
  (Cost $2,426,017)                        2,232,749
OTHER ASSETS LESS
  LIABILITIES -- 36.2%                     1,264,622
                                            --------
NET ASSETS -- 100.0%                     $ 3,497,371
                                            ========

Foreign currency exchange contracts outstanding at October 31, 1997:

                                                                          UNREALIZED
SETTLEMENT              CONTRACTS TO      IN EXCHANGE     CONTRACTS      APPRECIATION
  MONTH        TYPE        RECEIVE            FOR         AT VALUE      (DEPRECIATION)
               -----------------------------------------------------------------------
11/97          Buy      CHF     17,751      $  12,688      $ 12,698          $   10
11/97          Buy      DEM     58,911         34,290        34,208             (82)
11/97          Buy      ESP  1,325,280          9,139         9,118             (21)
11/97          Buy      NLG     96,533         49,913        49,708            (205)
11/97          Buy      NOK     60,482          8,612         8,629              17
11/97          Buy      SEK     66,562          8,876         8,901              25
                                            ---------      --------          ------
                                            $ 123,518      $123,262          $ (256)
                                            =========      ========          ======

-------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

-------------------------------------------------------
ASMT JANUS CAPITAL
GROWTH PORTFOLIO

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
COMMON STOCK -- 56.2%
  AIRLINES -- 1.8%
    UAL Corp.*                 1,625      $  142,391
                                            --------
  BEVERAGES -- 1.4%
    Coca-Cola Enterprises,
      Inc.                     4,081         114,778
                                            --------
  CHEMICALS -- 2.9%
    Cytec Industries, Inc.*    1,630          79,462
    Dupont (E.I.) de
      Nemours & Co.            1,359          77,293
    Monsanto Co.               1,590          67,972
    Solutia, Inc.*               318           7,036
                                            --------
                                             231,763
                                            --------
  CLOTHING & APPAREL -- 0.0%
    Polo Ralph Lauren
      Corp.*                      75           1,950
                                            --------
  COMPUTER HARDWARE -- 6.4%
    Compaq Computer Corp.*     4,050         258,187
    Dell Computer Corp.*       2,100         168,262
    Veritas Software Corp.*    2,000          83,250
                                            --------
                                             509,699
                                            --------
  COMPUTER SERVICES & SOFTWARE -- 7.4%
    Edwards (J.D.) & Co.*      2,325          79,050
    First Data Corp.           1,995          57,980
    Microsoft Corp.*           2,550         331,500
    Saville Systems Ireland
      PLC [ADR]*               2,000         119,500
                                            --------
                                             588,030
                                            --------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.0%
    AES Corp.*                 1,150          45,569
    Applied Materials,
      Inc.*                    2,300          76,762
    Electronics for
      Imaging, Inc.*             408          19,074
    General Electric Co.       2,000         129,125
    Philips Electronics NV
      [ADR]                       25           1,959
    Teradyne, Inc.*            2,000          74,875
    Texas Instruments, Inc.      525          56,011
                                            --------
                                             403,375
                                            --------
  ENTERTAINMENT & LEISURE -- 1.9%
    Travel Services
      International, Inc.*     6,850         153,269
                                            --------
  FARMING & AGRICULTURE -- 0.7%
    Delta & Pine Land Co.      1,475          54,944
                                            --------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 2.8%
    Banc One Corp.               600      $   31,275
    Citicorp                   1,200         150,075
    GSB Financial Corp.*         200           3,012
    Mercantile
      Bancorporation, Inc.       852          41,375
                                            --------
                                             225,737
                                            --------
  FINANCIAL SERVICES -- 4.0%
    FirstSpartan Financial
      Corp.                      125           4,563
    Merrill Lynch & Co.,
      Inc.                     2,768         187,186
    SLM Holding Corp.            890         124,934
                                            --------
                                             316,683
                                            --------
  FOOD -- 1.5%
    Sara Lee Corp.             2,400         122,700
                                            --------
  HEALTHCARE SERVICES -- 0.5%
    United Healthcare Corp.      775          35,892
                                            --------
  OIL & GAS -- 11.1%
    Diamond Offshore
      Drilling, Inc.           4,692         292,077
    Exxon Corp.                  560          34,405
    Santa Fe International
      Corp.                      125           6,148
    Schlumberger Ltd.          2,450         214,375
    TransCoastal Marine
      Services, Inc.*         12,300         305,963
    Transocean Offshore,
      Inc.                       596          32,184
                                            --------
                                             885,152
                                            --------
  PHARMACEUTICALS -- 6.5%
    Kos Pharmaceuticals,
      Inc.*                    1,725          61,669
    Lilly (Eli) & Co.            436          29,158
    Pfizer, Inc.               2,528         178,856
    Warner-Lambert Co.         1,766         252,869
                                            --------
                                             522,552
                                            --------

                                                   AMERICAN SKANDIA MASTER TRUST

=======================================================
ASMT JANUS CAPITAL
GROWTH PORTFOLIO

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
 TELECOMMUNICATIONS -- 1.6%
    Lucent Technologies,
      Inc.                     1,000     $    82,438
    Qwest Communication
      International, Inc.*       750          46,313
                                            --------
                                             128,751
                                            --------
  TRANSPORTATION -- 0.6%
    Federal Express Corp.*       700          46,725
                                            --------
TOTAL COMMON STOCK
  (Cost $4,477,702)                        4,484,391
                                            --------
FOREIGN STOCK -- 0.1%
  ELECTRONIC COMPONENTS & EQUIPMENT
    Philips Electronics NV
  (Cost $3,913)                                4,151
                                            --------
                               PAR
                              (000)
                             ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 42.6%
    Federal Home Loan
      Mortgage Corp.
      5.65%, 11/03/97
  (Cost $3,398,933)          $ 3,400       3,398,933
                                            --------
SHORT-TERM INVESTMENTS -- 0.4%
    Temporary Investment
      Cash Fund               16,849          16,849
    Temporary Investment
      Fund                    16,849          16,849
                                            --------
  (Cost $33,698)                              33,698
                                            --------
TOTAL INVESTMENTS -- 99.2%
  (Cost $7,914,248)                        7,921,173
OTHER ASSETS LESS
  LIABILITIES -- 0.8%                         61,604
                                            --------
NET ASSETS -- 100.0%                     $ 7,982,777
                                            ========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

ASMT INVESCO EQUITY
INCOME PORTFOLIO

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
COMMON STOCK -- 64.5%
  AEROSPACE -- 1.1%
    AlliedSignal, Inc.         2,000       $   72,000

  AUTOMOBILE MANUFACTURERS -- 1.9%
    Ford Motor Co.             2,000       $   87,375
    General Motors Corp.         500           32,094
                                           ----------
                                              119,469
                                           ----------
  BEVERAGES -- 1.1%
    Anheuser-Busch Companies,
      Inc.                     1,800           71,887
                                           ----------
  CHEMICALS -- 1.3%
    Dow Chemical Co.             900           81,675
                                           ----------
  COMPUTER HARDWARE -- 1.5%
    International Business
      Machines Corp.           1,000           98,062
                                           ----------
  COMPUTER SERVICES & SOFTWARE -- 2.8%
    Edwards (J.D.) & Co.*      3,500          119,000
    CompUSA, Inc.*             2,000           65,500
                                           ----------
                                              184,500
                                           ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.5%
    Emerson Electric Co.       1,200           62,925
    General Electric Co.       1,600          103,300
    Northern States Power Co.
      of Minnesota             1,300           65,488
    Tandy Corp.                2,800           96,250
    Texas Instruments, Inc.      900           96,021
                                           ----------
                                              423,984
                                           ----------
  FINANCIAL -- BANK & TRUST -- 3.7%
    Bank of New York Co.,
      Inc.                     2,100           98,831
    Charter One Financial,
      Inc.                       900           52,312
    Mellon Bank Corp.          1,700           87,656
                                           ----------
                                              238,799
                                           ----------
  FINANCIAL SERVICES -- 3.1%
    Ahmanson (H.F.) & Co.      1,700          100,300
    Beneficial Corp.           1,300           99,694
                                           ----------
                                              199,994
                                           ----------
  FOOD -- 3.0%
    General Mills, Inc.        1,550          102,300
    Kellogg Co.                2,200           94,737
                                           ----------
                                              197,037
                                           ----------

See Notes to Financial Statements.

-------------------------------------------------------
ASMT INVESCO EQUITY
INCOME PORTFOLIO

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
HEALTHCARE SERVICES -- 1.6%
    Tenet Healthcare Corp.*    3,400      $   103,912
                                           ----------
  INSURANCE -- 2.4%
    C.H. Robinson Worldwide,
      Inc.*                    2,000           44,000
    Ohio Casualty Corp.        2,500          110,625
                                           ----------
                                              154,625
                                           ----------
  OIL & GAS -- 9.6%
    Apache Corp.               2,400          100,800
    Baker Hughes Inc.          1,400           64,312
    Chevron Corp.              1,200           99,525
    Exxon Corp.                1,600           98,300
    National Fuel Gas Co.      1,500           66,187
    Phillips Petroleum Co.     2,100          101,587
    Schlumberger Ltd.          1,100           96,250
                                           ----------
                                              626,961
                                           ----------
  PAPER & FOREST PRODUCTS -- 1.5%
    Fort James Corp.           2,500           99,219
                                           ----------
  PHARMACEUTICALS -- 4.0%
    American Home Products
      Corp.                    1,100           81,538
    Merck & Co., Inc.            800           71,400
    Smithkline Beecham PLC
      [ADR]                    2,200          104,775
                                           ----------
                                              257,713
                                           ----------
  RAILROADS -- 2.6%
    Burlington Northern Santa
      Fe Corp.                   800           76,000
    Kansas City Southern
      Industries, Inc.         3,000           91,500
                                           ----------
                                              167,500
                                           ----------
  REAL ESTATE -- 2.1%
    Health and Retirement
      Property Trust [REIT]    3,600           67,500
    Kilroy Realty Corp.
      [REIT]                   2,600           68,900
                                           ----------
                                              136,400
                                           ----------
  RETAIL & MERCHANDISING -- 2.7%
    Penney (J.C.) Co., Inc.    1,400           82,163
    Williams-Sonoma, Inc.*     2,400           96,300
                                           ----------
                                              178,463
                                           ----------
  SEMI-CONDUCTORS -- 1.6%
    Analog Devices, Inc.*      3,300          100,856
                                           ----------
------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
  TELECOMMUNICATIONS -- 7.8%
    Ameritech Corp.            1,000      $    65,000
    Bell Atlantic Corp.        1,000           79,875
    France Telecom SA [ADR]*   3,000          113,625
    GTE Corp.                  1,600           67,900
    SBC Communications, Inc.   1,300           82,713
    U.S. West Communications
      Group                    2,500           99,531
                                           ----------
                                              508,644
                                           ----------
  UTILITIES -- ELECTRIC -- 2.6%
    Endesa [ADR]               5,000           93,125
    Unicom Corp.               2,800           78,400
                                           ----------
                                              171,525
                                           ----------
TOTAL COMMON STOCK
  (Cost $4,138,511)                         4,193,225
                                           ----------
PREFERRED STOCK -- 0.4%
  PRINTING & PUBLISHING
    K-III Communications
      Corp.
  (Cost $26,500)               1,000           26,450
                                           ----------

                                PAR
                               (000)
                               ------
CORPORATE OBLIGATIONS -- 17.0%
  BROADCASTING -- 1.8%
    Allbritton Communications
      Co. Sr. Sub. Debs.
      11.50%, 08/15/04         $  50           52,563
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%, 05/15/06            25           27,312
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP] 9.186%,
      07/01/07                    50           39,124
                                          ------------
                                              118,999
                                          ------------
  COMPUTER HARDWARE -- 0.8%
    International Business
      Machines Corp. Debs.
      6.22%, 08/01/27             50           50,500
                                          ------------

                                                   AMERICAN SKANDIA MASTER TRUST

------------------------------------------------------
                                  PAR
                                (000)            VALUE
------------------------------------------------------
ENERGY SERVICES -- 1.9%
    Tuscon Electric Power Co.
      Notes
      7.65%, 05/01/03          $  45      $    44,325
    Metropolitan Edison Co.
      Notes
      8.15%, 01/30/23             75           80,510
                                          ------------
                                              124,835
                                          ------------
  ENTERTAINMENT & LEISURE -- 1.6%
    Time Warner Entertainment
      Debs.
      7.25%, 09/01/08            100          104,000
                                          ------------
  FINANCIAL SERVICES -- 0.5%
    Lehman Brothers Holdings,
      Inc. Sr. Notes
      8.80%, 03/01/15             25           29,438
                                          ------------
  HEALTHCARE SERVICES -- 0.8%
    FHP International Corp.
      Sr. Notes
      7.00%, 09/15/03             50           50,313
                                          ------------
  INSURANCE -- 0.9%
    Equitable Companies, Inc.
      Sr. Notes
      9.00%, 12/15/04             50           56,875
                                          ------------
  OIL & GAS -- 1.5%
    Noram Energy Corp. Sub.
      Deb. [CVT] 6.00%,
      03/15/12                    50           45,500
    Pacific Gas & Electric
      First Ref. Mtge.
      8.00%, 10/01/25             50           52,438
                                          ------------
                                               97,938
                                          ------------
  PAPER & FOREST PRODUCTS -- 1.5%
    Champion International
      Corp. Debs.
      6.40%, 02/15/06            100           98,601
                                          ------------
------------------------------------------------------
                                  PAR
                                (000)            VALUE
------------------------------------------------------
  PHARMACEUTICALS -- 0.4%
    McKesson Corp. Sub. Debs.
      4.50%, 03/01/04          $  25      $    22,375
                                          ------------
  TELECOMMUNICATIONS -- 3.4%
    Frontier Corp.
      7.25%, 05/15/04            100          103,875
    Mcleod USA, Inc. Sr.
      Disc. Notes
      [STEP] 144A
      9.587%, 03/01/07           100           69,000
    Nextlink Communications
      Sr. Notes
      9.625%, 10/01/07            50           50,500
                                          ------------
                                              223,375
                                          ------------
  UTILITIES -- 1.9%
    Boston Edison Co. Debs.
      7.80%, 03/15/23             25           25,750
    Potomac Electric Power
      First Mtge.
      6.25%, 10/15/04            100          100,625
                                          ------------
                                              126,375
                                          ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $1,101,884)                         1,103,624
                                          ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.5%
    Federal Home Loan Mtge.
      Corp.
      5.46%, 11/03/97            300          299,909
      5.48%, 11/04/97          1,100        1,099,497
                                          ------------
  (Cost $1,399,406)                         1,399,406
                                          ------------
COMMERCIAL PAPER -- 3.8%
    Merrill Lynch & Co., Inc.
      5.56%, 11/03/97
  (Cost $249,923)                250          249,923
                                          ------------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%
    Temporary Investment
      Cash Fund               74,877      $   74,877
    Temporary Investment
      Fund                    74,876          74,876
                                         ------------
  (Cost $149,753)                            149,753
                                         ------------
TOTAL INVESTMENTS -- 109.5%
  (Cost $7,065,977)                       $7,122,381
LIABILITES IN EXCESS OF OTHER
  ASSETS -- (9.5%)                          (619,700)
                                         ------------
NET ASSETS -- 100.0%                      $6,502,681
                                         ============

-------------------------------------------------------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

-------------------------------------------------------
ASMT PIMCO TOTAL RETURN
BOND PORTFOLIO

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.9%
    Federal Home Loan
      Mortgage Corp.
      5.48%, 11/28/97         $  200      $  199,178
      5.48%, 12/15/97            200         198,661
                                          ----------
                                             397,839
                                          ----------
    Federal National
      Mortgage Association
      5.47%, 01/15/98            100          98,895
                                          ----------
    Government National
      Mortgage Association
      [TBA]
      7.00%, 11/19/27            500         502,815
                                          ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $996,699)                            999,549
                                          ----------
U.S. TREASURY OBLIGATIONS -- 38.0%
    U.S. Treasury Bonds
      6.25%, 08/15/23            250         250,608
      6.75%, 08/15/26          1,010       1,084,013
                                          ----------
                                           1,334,621
                                          ----------
    U.S. Treasury Notes
      7.00%, 07/15/06            536         574,479
                                          ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,851,502)                        1,909,100
                                          ----------
COMMERCIAL PAPER -- 45.6%
    Ameritech Corp.
      5.49%, 12/04/97            100          99,490
    BellSouth Telecom, Inc.
      5.52%, 11/12/97            100          99,831
    Caisse D'Amortissement
      de la Dette Sociale
      5.49%, 12/12/97            100          99,368
    Canadian Treasury Bills
      5.49%, 11/21/97            100          99,695
    Canadian Wheat Board
      5.50%, 11/12/97            100          99,832
    Du Pont (E.I.) de
      Nemours & Co.
      5.50%, 11/24/97            200         199,297
    Emerson Electric Corp.
      5.50%, 11/20/97            100          99,710
    Florida Power Corp.
      5.50%, 11/04/97            100          99,954

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

-------------------------------------------------------
ASMT PIMCO TOTAL RETURN
BOND PORTFOLIO

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
    Ford Motor Credit Co.
      5.58%, 01/14/98         $  100     $    98,886
    General Electric Capital
      Corp.
      5.51%, 11/20/97            100          99,704
    General Motors
      Acceptance Corp.
      5.54%, 11/25/97            100          99,624
    IBM Credit Corp.
      5.52%, 12/10/97            100          99,402
    KFW International
      Financial
      5.49%, 11/13/97            100          99,817
    National Rural Utility
      Corp.
      5.49%, 11/18/97            100          99,736
    New Center Asset Trust
      5.56%, 01/21/98            100          98,778
    Procter & Gamble Corp.
      5.47%, 12/08/97            100          99,438
    Sara Lee Corp.
      5.48%, 12/22/97            100          99,211
    United Parcel Service
      Co.
      5.50%, 11/05/97            100          99,939
    Wal Mart Stores, Inc.
      5.50%, 12/01/97            200         199,083
    Western Australia
      Treasury Corp.
      5.50%, 12/18/97            100          99,270
    Wisconsin Electric &
      Power Co.
      5.52%, 11/06/97            100          99,923
                                          ----------
TOTAL COMMERCIAL PAPER
  (Cost $2,289,981)                      $ 2,289,988
                                          ----------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
    Temporary Investment
      Cash Fund               120,102     $  120,102
    Temporary Investment
      Fund                    120,105        120,105
                                         ------------
  (Cost $240,207)                            240,207
                                         ------------
TOTAL INVESTMENTS -- 108.3%
  (Cost $5,378,389)                        5,438,844
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (8.3%)                          (414,301)
                                         ------------
NET ASSETS -- 100.0%                      $5,024,543
                                         ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

-------------------------------------------------------
ASMT JPM MONEY

MARKET PORTFOLIO

------------------------------------------------------
                                  PAR
                                (000)            VALUE
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 91.4%
    U.S. Treasury Bills
      4.55%, 11/13/97           $ 37       $   36,944
      4.60%, 11/13/97             34           33,948
      4.65%, 11/13/97            308          307,523
      4.67%, 11/13/97            280          279,564
      4.69%, 11/13/97            125          124,805
      4.70%, 11/13/97             21           20,967
      4.715%, 11/13/97            45           44,929
      4.74%, 11/13/97            111          110,825
      4.83%, 11/13/97             16           15,974
      4.85%, 11/13/97            157          156,746
      4.855%, 11/13/97            56           55,909
      4.87%, 11/13/97             21           20,966
      4.90%, 11/13/97            343          342,440
      4.935%, 11/13/97            41           40,932
      5.10%, 01/22/98             25           24,709
      5.13%, 01/22/98             32           31,626
      5.135%, 01/22/98           177          174,930
                                           ----------
  (Cost $1,823,737)                         1,823,737
                                           ----------

                              SHARES
                              ------
SHORT-TERM INVESTMENTS -- 8.9%
    Temporary Investment
      Cash Fund               88,941          88,941
    Temporary Investment
      Fund                    88,941          88,941
                                         ------------
  (Cost $177,882)                            177,882
                                         ------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $2,001,619)                        2,001,619
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)                            (6,724)
                                         ------------
NET ASSETS -- 100.0%                      $1,994,895
                                         ============

DEFINITION OF ABBREVIATIONS
-------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
ADS   --   American Depositary Shares
CVT   --   Convertible Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
TBA   --   To be Announced Security
COUNTRIES/CURRENCIES:
CHF   --   Switzerland/Swiss Franc
DEM   --   Germany/German Deutschemark
ESP   --   Spain/Spanish Peseta
NLG   --   Netherlands/Netherland Guilder
NOK   --   Norway/Norwegian Krone
SEK   --   Sweden/Swedish Krona

                                                   AMERICAN SKANDIA MASTER TRUST


OCTOBER 31, 1997
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                            ASMT T.                                            ASMT PIMCO
                                          ROWE PRICE                          ASMT INVESCO       TOTAL
                                         INTERNATIONAL       ASMT JANUS          EQUITY          RETURN         ASMT JPM
                                            EQUITY         CAPITAL GROWTH        INCOME           BOND        MONEY MARKET
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          ===========      =============       ==========      ==========     ===========
ASSETS:
  Investments in Securities at Value
    (A)                                   $ 2,232,749        $7,921,173        $7,122,381      $5,438,844      $2,001,619
  Cash                                      1,569,633                --                --              --              --
  Receivable For:
    Securities Sold                                --                --            22,621              --              --
    Dividends and Interest                      4,551             3,519            29,256          29,953              69
    Contributions                              74,343           314,067           507,906          69,125         178,619
  Deferred Organization Costs                  23,608            23,608            23,694          23,694          23,705
  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                    52                --                --              --              --
                                           ----------        ----------        ----------      ----------      ----------
       Total Assets                         3,904,936         8,262,367         7,705,858       5,561,616       2,204,012
                                           ----------        ----------        ----------      ----------      ----------
LIABILITIES:
  Cash Overdraft                                   --             9,012                --              --         176,840
  Payable to Investment Manager                28,480            33,122            28,835          28,742          26,200
  Payable For:
    Securities Purchased                      358,011           221,400         1,162,497         500,000              --
    Accrued Expenses                           20,766            16,056            11,845           8,331           6,077
  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                   308                --                --              --              --
                                           ----------        ----------        ----------      ----------      ----------
       Total Liabilities                      407,565           279,590         1,203,177         537,073         209,117
                                           ----------        ----------        ----------      ----------      ----------
NET ASSETS                                $ 3,497,371        $7,982,777        $6,502,681      $5,024,543      $1,994,895
                                           ==========        ==========        ==========      ==========      ==========
(A) Investments at Cost                   $ 2,426,017        $7,914,248        $7,065,977      $5,378,389      $2,001,619
                                           ==========        ==========        ==========      ==========      ==========

See Notes to Financial Statements.

FOR THE PERIOD ENDED OCTOBER 31, 1997
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                       ASMT
                                   T. ROWE PRICE                                                 ASMT PIMCO
                                   INTERNATIONAL        ASMT JANUS           ASMT INVESCO       TOTAL RETURN     ASMT JPM MONEY
                                      EQUITY          CAPITAL GROWTH        EQUITY INCOME           BOND             MARKET
                                   PORTFOLIO(1)        PORTFOLIO(1)          PORTFOLIO(2)       PORTFOLIO(2)      PORTFOLIO(3)
                                    ===========       ==============        =============        ==========      =============
INVESTMENT INCOME:
  Interest                           $   6,642            $17,736              $ 19,153           $ 39,783          $ 11,400
  Dividends                              5,831             23,504                16,622                 --                --
  Foreign Taxes Withheld                  (904)            (4,643)               (3,513)              (472)              (26)
                                     ---------            -------              --------            -------           -------
    Total Investment Income             11,569             36,597                32,262             39,311            11,374
                                     ---------            -------              --------            -------           -------
EXPENSES:
  Advisory Fees                          4,658             10,500                 4,791              4,456             1,134
  Shareholder Servicing Fees               300                300                   300                300               300
  Administration and Accounting
    Fees                                 5,075              5,150                 5,089              5,034             5,005
  Custodian Fees                        10,233                750                   852                474               661
  Professional Fees                      6,087              8,905                 3,436              2,564               205
  Organization Costs                     1,537              1,537                 1,451              1,451             1,441
  Trustees' Fees and Expenses              968              1,564                   695                574               165
  Insurance Fees                           307                637                   352                392               138
                                     ---------            -------              --------            -------           -------
    Total Expenses                      29,165             29,343                16,966             15,245             9,049
                                     ---------            -------              --------            -------           -------
NET INVESTMENT INCOME (LOSS)           (17,596)             7,254                15,296             24,066             2,325
                                     ---------            -------              --------            -------           -------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                             629             10,688               (18,651)             6,883                32
    Foreign Currency
       Transactions                       (111)                 5                    --                 --                --
                                     ---------            -------              --------            -------           -------
  Net Realized Gain (Loss)                 518             10,693               (18,651)             6,883                32
                                     ---------            -------              --------            -------           -------
  Net Change in Unrealized
    Appreciation (Depreciation)
    on:
    Securities                        (193,268)             6,925                56,404             60,455                --
    Translation of Assets and
       Liabilities Denominated
       in Foreign Currencies            (1,636)                --                    --                 --                --
                                     ---------            -------              --------            -------           -------
  Net Change in Unrealized
    Appreciation (Depreciation)       (194,904)             6,925                56,404             60,455                --
                                     ---------            -------              --------            -------           -------
  Net Gain (Loss) on Investments      (194,386)            17,618                37,753             67,338                32
                                     ---------            -------              --------            -------           -------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations                       $(211,982)           $24,872              $ 53,049           $ 91,404          $  2,357
                                     =========            =======              ========            =======           =======

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

FOR THE PERIOD ENDED OCTOBER 31, 1997
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              ASMT
                                          T. ROWE PRICE     ASMT JANUS      ASMT INVESCO      ASMT PIMCO       ASMT JPM
                                          INTERNATIONAL       CAPITAL          EQUITY        TOTAL RETURN        MONEY
                                             EQUITY           GROWTH           INCOME            BOND           MARKET
                                          PORTFOLIO(1)      PORTFOLIO(1)    PORTFOLIO(2)     PORTFOLIO(2)     PORTFOLIO(3)
                                           ===========      ===========      ==========      ===========      ===========
FROM OPERATIONS:
  Net Investment Income (Loss)             $   (17,596)     $     7,254      $   15,296      $     24,066     $     2,325
  Net Realized Gain (Loss) on
    Investments                                    518           10,693         (18,651)            6,883              32
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments             (194,904)           6,925          56,404            60,455              --
                                            ----------      -----------      ----------       -----------     -----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                   (211,982)          24,872          53,049            91,404           2,357
                                            ----------      -----------      ----------       -----------     -----------
CAPITAL TRANSACTIONS:
  Contributions by Partners                  4,291,113        9,561,074       6,911,291         6,540,625       3,320,611
  Withdrawals by Partners                     (601,760)      (1,623,169)       (481,659)       (1,627,486)     (1,348,073)
                                            ----------      -----------      ----------       -----------     -----------
Net Increase in Net Assets from Capital
  Transactions                               3,689,353        7,937,905       6,429,632         4,913,139       1,972,538
                                            ----------      -----------      ----------       -----------     -----------
Net Increase in Net Assets                   3,477,371        7,962,777       6,482,681         5,004,543       1,974,895
NET ASSETS:
  Beginning of Period                           20,000           20,000          20,000            20,000          20,000
                                            ----------      -----------      ----------       -----------     -----------
  End of Period                            $ 3,497,371      $ 7,982,777      $6,502,681      $  5,024,543     $ 1,994,895
                                            ==========      ===========      ==========       ===========     ===========

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

FOR THE PERIOD ENDED OCTOBER 31, 1997
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                    NET ASSETS
                                    AT END OF      PORTFOLIO     AVERAGE                                 RATIO OF NET INVESTMENT
                                      PERIOD       TURNOVER     COMMISSION     RATIO OF EXPENSES TO         INCOME (LOSS) TO
                                    (IN 000'S)       RATE       RATE PAID      AVERAGE NET ASSETS(4)      AVERAGE NET ASSETS(4)
                                    ----------     --------     ----------     ---------------------     -----------------------
ASMT T. Rowe Price
  International Equity Portfolio
  (1)                                 $3,497           1%        $ 0.0486               6.26%                    (3.78)%
ASMT Janus
  Capital Growth Portfolio (1)        $7,983          83%        $ 0.0325               2.79%                      0.69%
ASMT INVESCO
  Equity Income Portfolio (2)         $6,503          46%        $ 0.0581               2.66%                      2.39%
ASMT PIMCO Total
  Return Bond Portfolio (2)           $5,025          93%             N/A               2.22%                      3.51%
ASMT JPM
  Money Market Portfolio (3)          $1,995          N/A             N/A               3.91%                      1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

OCTOBER 31, 1997
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
================================================================================

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at October 31, 1997, consisted of five diversified portfolios: ASMT T. Rowe Price International Equity Portfolio ("International Equity"), ASMT Janus Capital Growth Portfolio ("Capital Growth"), ASMT INVESCO Equity Income Portfolio ("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"), and ASMT JPM Money Market Portfolio ("Money Market") (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or at the direction of, the Board of Trustees. As of October 31, 1997, there were no securities valued by the Board of Trustees.

FOREIGN CURRENCY TRANSLATION -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counter-parties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed on price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION COSTS -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
================================================================================

     The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for International Equity; Janus Capital

                                                   AMERICAN SKANDIA MASTER TRUST

Corporation for Capital Growth; INVESCO Trust Co. for Equity Income; Pacific Investment Management Co. for Total Return Bond; and J. P. Morgan Investment Management Inc. for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, .75%, .65%, and .50% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .75%, .45%, .35%, .25%, and .15% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Sub-advisors for International Equity and Money Market are currently voluntarily waiving a portion their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Equity and Money Market are reduced for Portfolio net assets in excess of specified levels.

     Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4. TAX MATTERS
================================================================================

     The Portfolios will be treated as partnerships for federal income tax purposes. Accordingly, each investor in the Portfolios will be allocated its share of net investment income and realized and unrealized gains and losses from investment transactions. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

5. PORTFOLIO SECURITIES
================================================================================

     Purchases and sales of securities, other than U.S. government securities, and short-term obligations, during the period ended October 31, 1997, were as follows:

                                                              PURCHASES        SALES
                                                              ==========     ==========
            International Equity                              $4,366,469     $    8,880
            Capital Growth                                     5,972,039      1,501,112
            Equity Income                                      6,030,830        744,868

     Purchases and sales of U.S. government securities, during the period end October 31, 1997, were as follows:

                                                              PURCHASES        SALES
                                                              =========      ==========
            Total Return Bond                                 $3,340,178     $  995,352

     At October 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows:

                                                        GROSS          GROSS       NET UNREALIZED
                                        AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
                                           COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                        ==========   ============   ============   ==============
    International Equity                $2,426,017     $ 27,818       $221,086       $ (193,268)
    Capital Growth                      7,914,248       317,320        310,395            6,925
    Equity Income                       7,067,538       136,836         81,993           54,843
    Total Return Bond                   5,378,389        60,522             67           60,455
    Money Market                        2,001,619            --             --               --

AMERICAN SKANDIA
ADVISOR FUNDS








                            ------------------------


American Skandia Advisor Funds, Inc.
ANNUAL REPORT TO SHAREHOLDERS

October 31, 1997


                           ASAF Founders International Small Capitalization Fund

                           ASAF T. Rowe Price International Equity Fund

                           ASAF Founders Small Capitalization Fund

                           ASAF T. Rowe Price Small Company Value Fund

                           ASAF Janus Capital Growth Fund

                           ASAF INVESCO Equity Income Fund

                           ASAF American Century Strategic Balanced Fund

                           ASAF Federated High Yield Bond Fund

                           ASAF Total Return Bond Fund

                           ASAF JPM Money Market Fund

Letter to Shareholders

Thank you for your confidence in the American Skandia Advisor Funds. This has been a particularly robust year for the mutual fund industry and our program of multi-manager funds under a single roof has fared well. Since the funds commenced operation on July 28, 1997, assets at fiscal year end grew to more than $20,000,000 with weekly asset growth currently exceeding the $3,000,000 mark. When we consider that the ASAF program represents an innovative concept in management -- a multi-manager family of world-class managers provided by financial professionals -- we are gratified with the success.

In October, the third full month of activity for the American Skandia Advisor Funds, stock mutual fund net inflows were $14.8 billion. In light of the market correction that occurred, this figure suggests that the confidence in our economy is truly sustainable. We continue to experience an American-led growth in stock market confidence with broad investor participation in large and small capitalization companies.

It is our hope that we can offer investors a broad range of investment participation opportunities. To date we have brought together ten world-class money management products including large and small company stock funds, international investment opportunities, and fixed income strategies. It is our intention to increase the offerings and expand the range of investment strategies.

We welcome your questions and your comments. You can reach our Shareholder Services Desk at 1-888-386-3484 or speak with your financial advisor.

/s/ Wade A. Dokken
-------------------------
Wade A. Dokken
Chairman
American Skandia Investment Services, Incorporated

Board of Directors

Gordon C. Boronow
Jan R. Carendi
David E. A. Carson
Julian A. Lerner
Thomas M. Mazzaferro
Thomas M. O'Brien
F. Don Schwartz

                              Investment Manager

                              American Skandia Investment Services, Incorporated Shelton, CT 06484


                              Distributor

                              American Skandia Marketing, Incorporated
                              Shelton, CT 06484


                              Transfer Agent

                              Boston Financial Data Services, Inc.
                              Quincy, MA 02171


                              Administrator

                              PFPC Inc.
                              Wilmington, DE 19809


                              Independent Accountants

                              Coopers & Lybrand, L.L.P.
                              Philadelphia, PA 19103


                              Custodian

                              For domestic securities of Funds and Portfolios investing primarily in domestic securities:

                              PNC Bank
                              Philadelphia, PA 19113

                              Co-custodian for foreign securities of Funds and Portfolios investing primarily in domestic securities and custodian for Funds and Portfolios investing primarily in foreign securities:

                              Morgan Stanley Trust Company
                              New York, NY 11201


                              Legal Counsel

                              Werner & Kennedy
                              New York, NY 10019

                                                  AMERICAN SKANDIA ADVISOR FUNDS

Shares of the American Skandia Advisor Funds are:

- not deposits or obligations of, or guaranteed or endorsed by, any bank institution;

- not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency;

- subject to investment risk, including the possible loss of the principal amount invested.

The report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.

For more information, including a prospectus, contact American Skandia Marketing, Incorporated.

One Corporate Drive
P.O. Box 883
Shelton, CT 06484
Telephone: 800-752-6342 (800-SKANDIA)
Website: www.americanskandia.com
(12/97)

ASAF
AMERICAN SKANDIA ADVISOR FUNDS

[LOGO]

Investment Tools for Tomorrow

American Skandia Advisor Funds, Inc.
ANNUAL REPORT TO SHAREHOLDERS

October 31, 1997

                                    APPENDIX

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                 DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S"):

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

         c -- The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

         L -- The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same and right capacity, will be honored for principal and accrued predefault interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         p -- The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * -- Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         r -- The r is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.

                 DESCRIPTION OF CERTAIN COMMERCIAL PAPER RATINGS

MOODY'S:

         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S:

         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

PART C:  OTHER INFORMATION

ITEM 24.          Financial Statements and Exhibits

         (a)      Financial statements contained in Part A:

                  (1)      Financial  Highlights  for the period July 28, 1997  (commencement  of  operations) to April 30,
                  1998.

                  Financial Statements contained in Part B:

                  (1)      Unaudited Financial Statements for the Registrant for the period ended April 30, 1998.


                           (a)      Schedules of Investments as of April 30, 1998;
                           (b)      Statements of Assets and Liabilities as of April 30, 1998;
                           (c)      Statements of Operations for the six month period ended April 30, 1998;
                           (d)      Statements  of Changes in Net Assets for the year ended  October  31,  1997 and the six month period ended April 30, 1998;
                           (e)      Financial Highlights for the period from July 28, 1997 (commencement of operations) to
                                    April 30, 1998; and
                           (f)      Notes to Financial Statements.


                  (2)      Unaudited Financial  Statements for American Skandia Master Trust for the period ended April 30,
                  1998.


                           (a)      Schedules of Investments as of April 30, 1998;
                           (b)      Statements of Assets and Liabilities as of April 30, 1998;
                           (c)      Statements of Operations for the six month period ended April 30, 1998;
                           (d)      Statements  of  Changes  in Net Assets  for the year  ended  October  31,  1997 and the six-month period ended April 30, 1997;
                           (e)      Supplemental  Data for the year ended  October 31, 1997 and the six month  period ended
                                    April 30, 1998; and
                           (f)      Notes to Financial Statements.


                  (3)      Audited Financial Statements for the Registrant for the period ended October 31, 1997.

                           (a)      Independent Auditors' Report;
                           (b)      Schedules of Investments as of October 31, 1997;
                           (c)      Statements of Assets and Liabilities as of October 31, 1997;
                           (d)      Statements of Operations for the period ended October 31, 1997;
                           (e)      Statements of Changes in Net Assets for the period ended October 31, 1997;
                           (f)      Financial Highlights for the period from July 28, 1997 (commencement of operations) to
                                    October 31, 1997; and
                           (g)      Notes to Financial Statements.

                  (4)      Audited Financial  Statements for American Skandia Master Trust for the period ended October 31,
                  1997.

                           (a)      Independent Auditors' Report;
                           (b)      Schedules of Investments as of October 31, 1997;
                           (c)      Statements of Assets and Liabilities as of October 31, 1997;
                           (d)      Statements of Operations for the period ended October 31, 1997;
                           (e)      Statements of Changes in Net Assets for the period ended October 31, 1997;
                           (f)      Supplementary Data for the period ended October 31, 1997; and
                           (g)      Notes to Financial Statements.


         (b)      Exhibits:

         (i)      1.       (a)      Articles of Incorporation of Registrant.

         (iii)             (b)      Amendment to Articles of Incorporation of Registrant dated July 3, 1997.

         (iv)              (c)      Amendment to Articles of Incorporation of Registrant dated July 17, 1997.

         (vi)              (d)      Articles Supplementary of Registrant dated December 29, 1997.

         (i)      2.       By-laws of Registrant.

                  3.       None.

                  4.       None.

         (ii)     5.       (a)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment   Services,   Incorporated  for  the  ASAF  Founders   International   Small
                                    Capitalization Fund.

         (v)               (b)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Janus Overseas Growth Fund.

         (ii)              (c)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Founders Small Capitalization Fund.

         (ii)              (d)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF T. Rowe Price Small Company Value Fund.

                           (e)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Neuberger&Berman Mid-Cap Growth Fund.

                           (f)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Neuberger&Berman Mid-Cap Value Fund.

         (v)               (g)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Robertson Stephens Value + Growth Fund.

                           (h)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Marsico Capital Growth Fund.

         (v)               (i)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Lord Abbett Growth and Income Fund.

         (ii)              (j)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the ASAF American Century  Strategic  Balanced
                                    Fund.

         (ii)              (k)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Federated High Yield Bond Fund.

                           (l)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Founders  Asset  Management  LLC for the ASAF Founders  International
                                    Small Capitalization Fund.

         (v)               (m)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Janus Capital Corporation for the ASAF Janus Overseas Growth Fund.

                           (n)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Founders Asset  Management for the ASAF Founders Small  Capitalization
                                    Fund.

         (ii)              (o)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and T. Rowe  Price  Associates,  Inc.  for the ASAF T. Rowe  Price  Small
                                    Company Value Fund.

                           (p)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Neuberger&Berman  Management  Inc.  for  the  ASAF  Neuberger&Berman
                                    Mid-Cap Growth Fund.

                           (q)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Neuberger&Berman  Management  Inc.  for  the  ASAF  Neuberger&Berman
                                    Mid-Cap Value Fund.

         (v)               (r)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Robertson  Stephens & Company Investment  Management,  LP for the ASAF
                                    Robertson Stephens Value + Growth Fund.

                           (s)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Marsico Capital  Management,  LLC for the ASAF Marsico Capital Growth
                                    Fund.

         (v)               (t)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Lord, Abbett & Co. for the ASAF Lord Abbett Growth and Income Fund.

         (iii)             (u)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and American  Century  Investment  Management,  Inc. for the ASAF American
                                    Century Strategic Balanced Fund.

         (iii)             (v)      Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Federated  Investment  Counseling  for the ASAF  Federated High Yield
                                    Bond Fund.

         (ii)     6.       (a)      Form of  Underwriting  and  Distribution  Agreement  between  Registrant  and  American
                                    Skandia Marketing, Incorporated.

         (iii)             (b)      Form of Sales Agreement with American Skandia Marketing, Incorporated.

                  7.       None.

         (ii)     8.       (a)      Form of Custody Agreement between Registrant and PNC Bank.

         (ii)              (b)      Form of Custody Agreement between Registrant and Morgan Stanley Trust Company.

         (vi)              (c)      Form of Amendment to Custody Agreement between Registrant and PNC Bank.

         (ii)     9.       (a)      Form of Administration Agreement between Registrant and PFPC Inc.

         (ii)              (b)      Form of Transfer Agency and Service Agreement between  Registrant and State Street Bank and Trust Company.

                           (c)      Form of  Administration  Agreement between  Registrant and American Skandia  Investment
                                    Services, Incorporated.

                           (d)      Form of Amendment  to Transfer  Agency and Service  Agreement  between  Registrant  and
                                    State Street Bank and Trust Company.

                  10.      Opinion and Consent of Counsel to Registrant.

                  11.               (a)     Consent of Independent Public Accountants of Registrant

                                    (b)     Consent of Independent Public Accountants of American Skandia Master Trust

         (iii)                      (c)     Consent of Caplin & Drysdale.

         (v)                        (d)     Opinion of Caplin & Drysdale

         (iii)                      (e)     Consent of Rogers & Wells.

         (v)                        (f)     Opinion of Rogers & Wells.

                  12.      None.

         (ii)     13.      Form of Share Purchase Agreement.

                  14.      None.

         (ii)     15.      (a)      Form of Distribution and Service Plan for Class A Shares.

         (ii)              (b)      Form of Distribution and Service Plan for Class B Shares.

         (ii)              (c)      Form of Distribution and Service Plan for Class C Shares.

         (ii)              (d)      Form of Distribution and Service Plan for Class X Shares.

         (vi)              (e)      Form of Distribution and Service Plan for New Class X Shares.

                  16.      Calculation of Performance Information.

                  17.      Financial Data Schedules.

         (vi)     18.      Form of Rule 18f-3 Plan.


______________________________________

     (i)  Incorporated  by  reference  to  Registrant's   Initial   Registration
Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on March 10, 1997.

     (ii) Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

     (iii) Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

     (iv) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Commission on October 17, 1997.

     (v) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A as filed with the Commission on December 31, 1997.


     (vi) Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A as filed with the Commission on June 5, 1998.


     ITEM 25. Persons Controlled By or Under Common Control with Registrant

     Five series of the Registrant currently are organized under a "master/feeder" fund structure and may be considered to control the corresponding master portfolios of American Skandia Master Trust in which they invest. Registrant is not under common control with any person except to the extent Registrant is deemed to be under the control of its Investment Manager.

ITEM 26.          Number of Holders of Securities

                                                                         Number of Record Holders
                  Fund Name (All Four Classes)                                 as of May 29, 1998

                  ASAF Founders International Small Capitalization Fund
                           Class A                                                   277
                           Class B                                                   170
                           Class C                                                   175
                           Class X                                                   373
                  ASAF T. Rowe Price International Equity Fund
                           Class A                                                   399
                           Class B                                                   313
                           Class C                                                   273
                           Class X                                                   755
                  ASAF Janus Overseas Growth Fund
                           Class A                                                   508
                           Class B                                                   415
                           Class C                                                   536
                           Class X                                                  1048
                  ASAF Founders Small Capitalization Fund
                           Class A                                                   323
                           Class B                                                   251
                           Class C                                                   263
                           Class X                                                   546
                  ASAF T. Rowe Price Small Company Value Fund
                           Class A                                                  1077
                           Class B                                                   918
                           Class C                                                   838
                           Class X                                                  1872
                  ASAF Neuberger&Berman Mid-Cap Growth Fund
                           Class A                                                     0
                           Class B                                                     0
                           Class C                                                     0
                           Class X                                                     0
                  ASAF Neuberger&Berman Mid-Cap Value Fund
                           Class A                                                     0
                           Class B                                                     0
                           Class C                                                     0
                           Class X                                                     0
                  ASAF Robertson Stephens Value + Growth Fund
                           Class A                                                   371
                           Class B                                                   330
                           Class C                                                   345
                           Class X                                                   779
                  ASAF Marsico Capital Growth Fund
                           Class A                                                     0
                           Class B                                                     0
                           Class C                                                     0
                           Class X                                                     0
                  ASAF Janus Capital Growth Fund
                           Class A                                                  1628
                           Class B                                                  1383
                           Class C                                                  1052
                           Class X                                                  2561
                  ASAF Lord Abbett Growth and Income Fund
                           Class A                                                   436
                           Class B                                                   320
                           Class C                                                   402
                           Class X                                                   896
                  ASAF INVESCO Equity Income Fund
                           Class A                                                   716
                           Class B                                                   686
                           Class C                                                   558
                           Class X                                                  1433
                  ASAF American Century Strategic Balanced Fund
                           Class A                                                   237
                           Class B                                                   274
                           Class C                                                   173
                           Class X                                                   566
                  ASAF Federated High Yield Bond Fund
                           Class A                                                   324
                           Class B                                                   475
                           Class C                                                   352
                           Class X                                                   750
                  ASAF Total Return Bond Fund
                           Class A                                                   169
                           Class B                                                   239
                           Class C                                                   230
                           Class X                                                   461
                  ASAF JPM Money Market Fund
                           Class A                                                   129
                           Class B                                                   126
                           Class C                                                   182
                           Class X                                                   338


ITEM 27. Indemnification

     Section 2-418 of the General Corporation Law of the State of Maryland provides for indemnification of officers, directors, employees and agents of a Maryland corporation. With respect to indemnification of the officers and directors of the Registrant, and of other employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the Registrant and be permitted by law, reference is made to Article VIII, Paragraph (a)(5) of the Registrant's Articles of Incorporation and Article V of the Registrant's By-laws, both filed herewith.

     With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant's Funds under the Investment Management Agreements, reference is made to Section 13 of each form of Investment Management Agreement filed herewith.

     With respect to the Sub-Advisors' indemnification under the Sub-Advisory Agreements of the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act of 1940, as amended (the "ICA"), of the Investment Manager and each person, if any, who controls the Investment Manager within the meaning of Section 15 of the 1933 Act, as amended (the "1933 Act"), reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith.

     With respect to Registrant's indemnification of American Skandia Marketing, Incorporated (the "Distributor"), its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, and the Distributor's indemnification of Registrant, its officers and directors and any person who controls Registrant, if any, within the meaning of the 1933 Act, reference is made to Section 10 of the form of Underwriting and Distribution Agreement filed herewith.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.          Business and Other Connections of Investment Adviser

     American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut 06484, serves as the investment manager to the Registrant. Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission on April 7, 1998, August 13, 1997, April 11, 1997, October 22, 1996, March 22, 1996 and April 11, 1995, and is incorporated herein by reference.

     ASISI currently engages the following sub-advisors (the "Sub-advisors") to conduct the investment programs of the funds of the Registrant or the master portfolios in which certain of Registrant's funds invest: (a) Founders Asset Management LLC, Founders Financial Center, 2930 East Third Avenue, Denver,
Colorado 80206; (b) Rowe Price-Fleming International, Inc., 100 East Pratt Street, Baltimore, Maryland 21209; (c) Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4923; (d) T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21209; (e) Neuberger&Berman Management Inc. 605 Third Avenue, New York, NY 10158; (f) Robertson, Stephens & Company Investment Management, L.P., 555 California Street, San Francisco, CA 94014; (g) Marsico Capital Management, LLC, 1200 17th Street, Denver, CO 80202; (h) Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, NY 10153;
(i) INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado 80217-3706; (j) American Century Investment Management, Inc. (formally named, "Investors Research Corporation"), Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111; (k) Federated Investment Counseling, Federated
Investors Tower, Pittsburgh, Pennsylvania 15222-3779; (l) Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach,
California 92660; and (m) J.P. Morgan Investment Management, Inc., 522 Fifth Avenue, New York, New York, 10036. Information as to the officers and directors of each of the Sub-advisors is included in each Sub-advisor's current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

ITEM 29. Principal Underwriter

     American Skandia Marketing, Incorporated (the "Distributor," as previously defined), One Corporate Drive, Shelton, Connecticut 06484, serves as the principal underwriter and distributor for the Registrant. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. The Distributor is an "affiliated person" (as defined under the ICA) of the Registrant and ASISI, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

     The following table sets forth information on the current officers and directors of the Distributor, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484:

Name:                                Position Held with the Distributor:             Position Held with the Registrant:

Gordon C. Boronow                    Deputy Chief Executive Officer &                Vice President & Director
                                     Director
Kimberly A. Bradshaw                 Vice President & National                       None
                                     Accounts Manager

Jan R. Carendi                       Chairman, Chief Executive Officer &             President, Principal Executive Officer
                                     Director                                        & Director

Robert Brinkman                      Senior Vice President, National                 None
                                     Sales Manager

Kathleen A. Chapman                  Assistant Corporate Secretary                   None


Lucinda C. Ciccarello                Vice President, Mutual Funds                    None

William F. Cordner, Jr.              Vice President, Customer Focus Teams            None


Daniel R. Darst                      Senior Vice President &                         None
                                     National Marketing Director

Wade A. Dokken                       President, Deputy Chief Executive               None
                                     Officer & Director

Walter G. Kenyon                     Vice President &                                None
                                     National Accounts Manager

Lawrence Kudlow                      Senior Vice President &                         None
                                     Chief Economist

N. David Kuperstock                  Vice President, Product Development             None
                                     & Director

Thomas M. Mazzaferro                 Executive Vice President &                      Director
                                     Chief Financial Officer

David R. Monroe                      Treasurer                                       None


Michael A. Murray                    Vice President & National Sales                 None
                                     Manager/American Skandia Advisor
                                     Funds, Inc.


Brian O'Connor                       Vice President & National Sales                 None
                                     Manager, Internal Wholesaling


M. Priscilla Pannell                 Corporate Secretary                             None


Kathleen A. Pritchard                Vice President, National Key                    None
                                     Accounts/Financial Institutions


Hayward L. Sawyer                    Senior Vice President, National                 None
                                     Sales Manager & Director

Leslie S. Sutherland                 Vice President & National Accounts              None
                                     Manager

Amanda C. Sutyak                     Vice President                                  None



Christian A. Thwaites                Vice President, Qualified Plans                 None

Bayard F. Tracy                      Senior Vice President, National                 None
                                     Sales Manager & Director

Mary Toumpas                         Vice President & Compliance Director            None


Deborah G. Ullman                    Senior Vice President, Finance and              None
                                     Business Operations


ITEM 30. Location of Accounts and Records

     Records regarding the Registrant's securities holdings are maintained at Registrant's Custodians, PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201. Certain records with respect to the Registrant's securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant's corporate records are maintained at its offices at One Corporate Drive, Shelton, Connecticut 06484. The Registrant's financial ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809. Certain records regarding the shareholders of the Registrant are maintained at the offices of the Registrant's transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171.

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the ICA, and the Rules promulgated thereunder with respect to American Skandia Master Trust (the "Master Trust") are maintained at the Master Trust's offices at One Corporate Drive, Shelton, Connecticut 06484, at the offices of the various sub-advisors, and at the offices of the above-mentioned Custodians and Administrator.

ITEM 31. Management Services

         None.

ITEM 32. Undertakings

         (a)      None.

     (b) Registrant filed Post-Effective Amendment No. 2 to its Registration Statement, using audited financial statements, within four to six months from the effective date of the Registration Statement.

     (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge if the Registrant includes the information called for by Item 5A of Form N-1A in such annual report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Skandia Advisor Funds, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shelton, and State of Connecticut, on the 17th day of August, 1998.

                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.


                                            By: /s/ Eric C. Freed
                                                Eric C. Freed
                                            Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date


/s/ Gordon C. Boronow*                               Vice President & Director                   8/17/98
Gordon C. Boronow


/s/ Jan R. Carendi                                   President, Principal Executive              8/17/98
Jan R. Carendi                                       Officer & Director


/s/ David E.A. Carson*                                Director                                   8/17/98
David E.A. Carson


/s/ Richard G. Davy, Jr.                             Treasurer (Chief Financial and              8/17/98
Richard G. Davy, Jr.                                 Accounting Officer)


/s/ Julian A. Lerner*                                Director                                    8/17/98
Julian A. Lerner

/s/ Thomas M. Mazzaferro*                            Director                                    8/17/98
Thomas M. Mazzaferro


/s/ Thomas M. O'Brien*                               Director                                    8/17/98
Thomas M. O'Brien


/s/ F. Don Schwartz*                                 Director                                    8/17/98
F. Don Schwartz


                                           *By:   /s/ Eric C. Freed
                                                  Eric C. Freed

                *Pursuant to Powers of Attorney previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Skandia Master Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Dublin, Country of Ireland, on the 17th day of August, 1998.

                                                 AMERICAN SKANDIA MASTER TRUST

                                                 By: /s/ J. Fergus McKeon
                                                     J. Fergus McKeon
                                                    Assistant Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date


/s/ Gordon C. Boronow*                               Vice President & Trustee                    8/17/98
Gordon C. Boronow

/s/ Jan R. Carendi*                                  President (Chief Executive Officer) &       8/17/98
Jan R. Carendi                                       Trustee

/s/ David E.A. Carson*                               Trustee                                     8/17/98
David E.A. Carson

/s/ Richard G. Davy, Jr.*                            Vice President (Controller)                 8/17/98
Richard G. Davy, Jr.

/s/ Julian A. Lerner*                                Trustee                                     8/17/98
Julian A. Lerner

/s/ Thomas M. Mazzaferro*                            Trustee                                     8/17/98
Thomas M. Mazzaferro

/s/Thomas M. O'Brien*                                Trustee                                     8/17/98
Thomas M. O'Brien

/s/ F. Don Schwartz*                                 Trustee                                     8/17/98
F. Don Schwartz

/s/ C. Ake Svensson*                                 Treasurer                                   8/17/98
C. Ake Svensson

                                          *By:    /s/ J. Fergus McKeon
                                                  J. Fergus McKeon

                *Pursuant to Powers of Attorney previously filed.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                          Registration Statement Under
                         The Securities Act of 1933 and
                       The Investment Company Act of 1940

                                                     INDEX TO EXHIBITS

          Exhibit Number                                                   Description

                  5(e)                               Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     Neuberger&Berman Mid-Cap Growth Fund.

                  5(f)                               Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     Neuberger&Berman Mid-Cap Value Fund.

                  5(h)                               Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     Marsico Capital Growth Fund.

                  5(l)                               Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated and Founders Asset Management LLP for the ASAF
                                                     Founders International Small Capitalization Fund.

                  5(n)                               Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated and Founders Asset Management LLP for the ASAF
                                                     Founders Small Capitalization Fund.

                  5(p)                               Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated and  Neuberger&Berman  Management Inc. for the
                                                     ASAF Neuberger&Berman Mid-Cap Growth Fund.

                  5(q)                               Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated and  Neuberger&Berman  Management Inc. for the
                                                     ASAF Neuberger&Berman Mid-Cap Value Fund.

                  5(s)                               Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated  and Marsico Capital  Management,  LLC for the
                                                     ASAF Marsico Capital Growth Fund.

                  9(c)                               Form of  Administration  Agreement  between  Registrant  and  American
                                                     Skandia Investment Services, Incorporated.

                  9(d)                               Form of Amendment  to Transfer  Agency and Service  Agreement  between
                                                     Registrant and State Street Bank and Trust Company.

                  10                                  Opinion and Consent of Counsel to Registrant.

                  11(a)                              Consent of Independent Public Accountants of Registrant

                  11(b)                              Consent  of   Independent   Public   Accountants  of  American
                                                     Skandia Master Trust

                  16                                 Calculation of Performance Information


                  17                                 Financial Data Schedules